UNITED STATES

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SCHEDULE 14A

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Accenture plc

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2015 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING

FEBRUARY 3, 2016 | NEW YORK, NEW YORK

accenture

High performance. Delivered.

Strategy | Consulting | Digital | Technology | Operations

December 11, 2015

Dear Fellow Shareholder:

You are cordially invited to join Accenture plc’s Board of Directors and senior leadership at the 2016 annual general meeting of shareholders, which will be held at 12:00 pm local time on Wednesday, February 3, 2016. The meeting will be held at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA. Shareholders may also participate by attending at Accenture’s Dublin office, located at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland at 5:00 pm local time by video conference.

The attached notice of the 2016 annual general meeting of shareholders and proxy statement provide important information about the meeting and will serve as your guide to the business to be conducted at the meeting. Your vote is very important to us. We urge you to read the accompanying materials regarding the matters to be voted on at the meeting and to submit your voting instructions by proxy. The Board of Directors recommends that you vote “FOR” each of the proposals listed on the attached notice.

You may submit your proxy either over the telephone or the Internet. In addition, if you have requested or received a paper copy of the proxy materials, you can vote by marking, signing, dating and returning the proxy card or voter instruction form sent to you in the envelope accompanying the proxy materials.

Thank you for your continued support.

Sincerely, Pierre Nanterme Chairman & CEO

Notice of Annual General Meeting of Shareholders

Date:	Wednesday, February 3, 2016
Time:	12:00 pm local time
Place:	Accenture New York Office, 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA
Record Date:	December 7, 2015

ITEMS OF BUSINESS

1.	By separate resolutions, re-appoint the 12 director nominees described in the proxy statement

2.	Approve, in a non-binding vote, the compensation of our named executive officers

3.	Approve an amendment to the Amended and Restated Accenture plc 2010 Share Incentive Plan (the “2010 SIP”) to increase the number of shares available for issuance, establish limits on annual compensation granted to our non-employee directors and make other amendments

4.	Approve an amendment to the Accenture plc 2010 Employee Share Purchase Plan (the “2010 ESPP”) to increase the number of shares available for issuance and make other amendments

5.	Ratify, in a non-binding vote, the appointment of KPMG LLP (“KPMG”) as independent auditors of Accenture plc (the “Company”) and to authorize, in a binding vote, the Audit Committee of the Board of Directors (the “Board”) to determine the auditors’ remuneration

Governance Proposals:

6.	Amend the Company’s Articles of Association to implement “proxy access”
7.	Amend the Company’s (A) Articles of Association to enhance the advance notice provisions and make certain administrative amendments and (B) Memorandum of Association to make certain administrative amendments

8.	Amend the Company’s Articles of Association to (A) provide for a plurality voting standard in the event of a contested election and (B) grant the Board sole authority to determine its size

Annual Irish Law Proposals:

9.	Grant the Board the authority to issue shares under Irish law

10.	Grant the Board the authority to opt-out of statutory pre-emption rights under Irish law

11.	Authorize the Company to make open-market purchases of the Company’s Class A ordinary shares under Irish law

12.	Determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law

The Board recommends that you vote “FOR” each director nominee included in Proposal No. 1 and for each of Proposals No. 2 through 12. The full text of these proposals is set forth in the accompanying proxy statement.

During the meeting, management will also present, and the auditors will report to shareholders on, our Irish financial statements for the fiscal year ended August 31, 2015.

HOW TO VOTE

Your vote is important. You are eligible to vote and receive notice of the meeting if you were a registered holder of Class A ordinary shares and/or Class X ordinary shares of the Company at the close of business on December 7, 2015, the record date. To make sure your shares are represented at the meeting, please cast your vote as soon as possible in one of the following ways:

By Telephone	By Internet	By Mail	By Scanning
You can vote by calling 1 (800) 690–6903 from the United States and Canada. You will need your 16-digit control number on your Notice of Internet Availability, proxy card or voting instruction form.	You can vote online at www.proxyvote.com. You will need your 16-digit control number on your Notice of Internet Availability, proxy card or voting instruction form.	You can vote by marking, signing and dating your proxy card or voting instruction form and returning it in the postage-paid envelope.	You can vote online by scanning
the QR code above. You will need
your 16-digit control number on
your Notice of Internet
Availability, proxy card or voting
instruction form. Additional
software may be required for
scanning.

Please let us know if you will attend the meeting by following the instructions under “What do I need to be admitted to the Annual Meeting?” on page 99. Shareholders may also participate in the 2016 annual general meeting of shareholders by attending at Accenture’s Dublin office, located at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland at 5:00 pm local time where shareholders will be able to participate by video conference.

Important Notice Regarding the Availability of Materials for the 2016 Annual General Meeting of Shareholders to be Held on February 3, 2016 (the “Annual Meeting”): The proxy statement, our Annual Report for the fiscal year ended August 31, 2015 and our Irish financial statements are available free of charge at www.proxyvote.com.

By order of the Board of Directors

Joel Unruch

Corporate Secretary

December 11, 2015

Proxy Statement Summary

This Proxy Statement Summary highlights information contained elsewhere in this proxy statement, which is first being sent or made available to shareholders on or about December 14, 2015. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.

We use the terms “Accenture,” the “Company,” “we,” “our” and “us” in this proxy statement to refer to Accenture plc and its subsidiaries. All references to “years,” unless otherwise noted, refer to our fiscal year, which ends on August 31.

MATTERS TO BE VOTED UPON

The following table summarizes the proposals to be voted upon at the Annual Meeting and the Board’s voting recommendations with respect to each proposal.

Proposals	Required Approval	Board Recommendation	Page Reference
1. Re-Appointment of Directors	Majority of Votes Cast	FOR each nominee	13

2. Advisory Vote on Executive Compensation	Majority of Votes Cast	FOR	62

3. Amend the 2010 SIP	Majority of Votes Cast	FOR	64

4. Amend the 2010 ESPP	Majority of Votes Cast	FOR	72

5. Ratify the Appointment and Remuneration of Auditors	Majority of Votes Cast	FOR	80

6. Amend the Company’s Articles of Association to Implement “Proxy Access”	75% of Votes Cast	FOR	82

7. Amend the Company’s:

7A. Articles of Association to Enhance the Advance Notice Provisions and Make Certain Administrative Amendments; and	75% of Votes Cast	FOR	86

7B. Memorandum of Association to Make Certain Administrative Amendments	75% of Votes Cast	FOR	88

8. Amend the Company’s Articles of Association to:

8A. Provide for a Plurality Voting Standard in Contested Elections; and	75% of Votes Cast	FOR	89

8B. Grant Board Sole Authority to Determine its Size	75% of Votes Cast	FOR	90

9. Grant Board Authority to Issue Shares	Majority of Votes Cast	FOR	92

10. Grant Board Authority to Opt-Out of Statutory Pre-emption Rights	75% of Votes Cast	FOR	93

11. Authorize Accenture to Make Open-Market Repurchases	Majority of Votes Cast	FOR	94

12. Determine Price Range for the Re-Allotment of Treasury Shares	75% of Votes Cast	FOR	95

During the meeting, management will also present, and the auditors will report to shareholders on, Accenture’s Irish financial statements for the fiscal year ended August 31, 2015.

CORPORATE GOVERNANCE HIGHLIGHTS — BOARD PROPOSES PROXY ACCESS (page 1)

Accenture has a history of strong corporate governance. The Company believes good governance is one critical element to achieving long-term shareholder value. We are committed to governance policies and practices that serve the long-term interests of the Company and its shareholders. Consistent with this commitment, the Board is proactively recommending that shareholders approve implementing “proxy access.” Proxy access will allow eligible shareholders to include their own director nominees in our proxy materials, along with the candidates nominated by the Board. Pages 82 to 84 include a detailed description of our proxy access proposal.

The following table summarizes certain highlights of our corporate governance practices and policies:

✓ Annual election of directors	✓ Active shareholder engagement

✓ Majority voting for all directors	✓ Independent directors meet without management present

✓ Shareholders holding 10% or more of our outstanding share capital have the right to convene a special meeting	✓ Diverse and international Board in terms of gender, ethnicity, experience and skills

✓ 11 of our 12 director nominees are independent	✓ Policy on political contributions and lobbying

✓ Independent lead director	✓ Commitment to sustainability and corporate citizenship

✓ Annual board evaluations and self-assessments	✓ Board takes active role in Board succession planning and Board refreshment

FINANCIAL HIGHLIGHTS (page 31)

Fiscal 2015 Company Performance

In fiscal 2015, the Company delivered on the initial business outlook provided in its September 24, 2014 earnings announcement.

¡	New bookings of $34.4 billion increased 3% in local currency and decreased 4% in U.S. dollars from fiscal 2014, and were within the Company’s initial business outlook of $34 billion to $36 billion.

¡	Net revenues of $31.0 billion increased 11% in local currency and 3% in U.S. dollars from fiscal 2014, and exceeded the Company’s initial business outlook of an increase of 4% to 7% in local currency.

¡	Operating margin was 14.3%. After adjusting GAAP operating margin to exclude a one-time $64 million pension settlement charge, adjusted operating margin was 14.5%, an expansion of 20 basis points from fiscal 2014 and within the Company’s initial business outlook of 14.4% to 14.6%.

¡	Earnings per share (EPS) were $4.76. After adjusting GAAP EPS to exclude the $0.06 impact of the one-time pension settlement charge, adjusted EPS were $4.82, within the Company’s initial business outlook of $4.74 to $4.88 and a 7% increase from fiscal 2014.

¡	Free cash flow of $3.7 billion (calculated as operating cash flow of $4.1 billion less property and equipment additions of $395 million) was within the company’s original business outlook of $3.5 billion to $3.8 billion.

¡	Cash Returned to Shareholders of $3.8 billion through dividends and share repurchases was in line with the Company’s original business outlook.

Historical Financial Performance

Our historical performance also demonstrates our focus on delivering shareholder value.

INVESTMENT HIGHLIGHTS (page 32)

In fiscal 2015, we continued to make significant investments — in strategic acquisitions, in attracting and developing talent, in assets and offerings, and in branding and thought leadership — to further enhance our differentiation and competitiveness. We invested approximately $850 million in acquisitions, with 70% of the capital invested in new high–growth areas including digital–, cloud– and security–related services. We also invested $841 million in training and professional development to build the skills of our people and ensure they have the capabilities to continue helping clients. In addition, we continued our commitment to developing leading-edge ideas through research and innovation, investing $626 million in fiscal 2015 to help create, commercialize and disseminate innovative business strategies and technology solutions.

COMPENSATION PRACTICES (page 32)

Decisions about executive compensation are made by the Compensation Committee. The Compensation Committee believes that a well-designed, consistently applied compensation program is fundamental to the long-term creation of shareholder value. The following table summarizes some highlights of our compensation practices that drive our named executive officer compensation programs:

What We Do
✓ Align our executive pay with performance	✓ Include a “clawback” policy for our cash and equity incentive awards
✓ Set challenging performance objectives	✓ Prohibit hedging and pledging of company shares
✓ Appropriately balance short- and long-term incentives	✓ Include non-solicitation and non-competition provisions in award agreements, with a “clawback” of equity under specified circumstances
✓ Align executive compensation with shareholder returns through performance-based equity incentive awards	✓ Mitigate potential dilutive effects of equity awards through share repurchase program
✓ Use appropriate peer groups when establishing compensation	✓ Hold an annual “say-on-pay” advisory vote
✓ Implement meaningful equity ownership guidelines	✓ Retain an independent compensation consultant to advise the Compensation Committee
✓ Include caps on individual payouts in short- and long-term incentive plans

What We Don’t Do
× No contracts with multi-year guaranteed salary increases or non-performance bonus arrangements	× No supplemental executive retirement plan
× No “golden parachutes” or change in control payments	× No excessive perquisites
× No “single trigger” equity acceleration provisions	× No change in control tax gross-ups

SAY-ON-PAY (page 35)

Shareholders continued to show strong support of our executive compensation programs, with more than 96% of the votes cast for the approval of the “say-on-pay” proposal at the 2015 annual general meeting of shareholders.

2015 CEO TOTAL COMPENSATION MIX (page 38)

The compensation program for named executive officers is designed to reward them for their overall contribution to Company performance, including the Company’s execution against its business plan and the creation of shareholder value, and to provide executives with an incentive to continue to expand their contributions to Accenture. The following reflects the mix of pay for our chairman and chief executive officer, Pierre Nanterme, for fiscal 2015 performance:

PAY-FOR-PERFORMANCE (page 33)

The Compensation Committee believes that total realizable compensation for the Company’s named executive officers should be closely aligned with the Company’s performance and each individual’s performance. As the graph below shows, the Company’s performance with respect to total shareholder return over a 3-year period was at the 57th percentile among the companies in our peer group. The realizable total direct compensation for our chairman and chief executive officer was in the 46th percentile, which indicates that pay and performance were aligned over a 3-year period, as relative company performance ranked higher than relative realizable pay, as compared to our peer group. See page 34 for a definition of realizable total direct compensation.

EXECUTIVE COMPENSATION	28
Compensation Discussion and Analysis	28
Compensation Committee Report	47
Compensation Committee Interlocks and Insider Participation	47
Summary Compensation Table	48
Grants of Plan-Based Awards for Fiscal 2015	50
Narrative Supplement to Summary Compensation Table and to Grants of Plan-Based Awards Table	51
Outstanding Equity Awards at August 31, 2015	55
Option Exercises and Stock Vested in Fiscal 2015	56
Pension Benefits for Fiscal 2015	58
Nonqualified Deferred Compensation for Fiscal 2015	59
Potential Payments upon Termination	59
Proposal No. 2 — Non-Binding Vote on Executive Compensation	62
Proposal No. 3 — Approval of Amendments to the Amended and Restated Accenture plc 2010 Share Incentive Plan	64
Proposal No. 4 — Approval of Amended and Restated Accenture plc 2010 Employee Share Purchase Plan	72
Securities Authorized for Issuance under Equity Compensation Plans as of August 31, 2015	78
AUDIT	79
Audit Committee Report	79
Proposal No. 5 — Non-Binding Ratification of Appointment of Independent Auditors and Binding Authorization of the Board to Determine Its Remuneration	80
Independent Auditor’s Fees	81
Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor	81
GOVERNANCE PROPOSALS	82
Proposal No. 6 — Vote to Amend the Company’s Articles of Association to Implement Proxy Access	82
Proposal No. 7 — Amend the Company’s: (A) Articles of Association to Enhance the Advance Notice Provisions and Make Certain Administrative Amendments; and (B) Memorandum of Association to Make Certain Administrative Amendments	86
Proposal No. 8 — Vote to Amend the Company’s Articles of Association to: (A) Provide for a Plurality Voting Standard in the Event of a Contested Election; and (B) Grant the Board Sole Authority to Determine its Size	89

CORPORATE GOVERNANCE

Corporate Governance

The Board is responsible for providing governance and oversight over the strategy, operations and management of Accenture. The primary mission of the Board is to represent and protect the interests of our shareholders. The Board oversees our senior management, to whom it has delegated the authority to manage the day-to-day operations of the Company. The Board has adopted Corporate Governance Guidelines, which, together with our Memorandum and Articles of Association, form the governance framework for the Board and its Committees. The Board regularly reviews its Corporate Governance Guidelines and other corporate governance documents and from time to time revises them when it believes it serves the interests of the Company and its shareholders to do so and in response to changing regulatory and governance requirements. The following sections provide an overview of our corporate governance structure, including director independence and other criteria we use in selecting director nominees, our Board leadership structure and the responsibilities of the Board and each of its committees.

Key Corporate Governance Documents

The following materials are accessible through the Governance Principles section of our website at https://accenture.com/us-en/company-principles:

¡ Corporate Governance Guidelines
¡ Code of Business Ethics
¡ Committee Charters
¡ Memorandum and Articles of Association

Printed copies of all of these documents are also available free of charge upon written request to our Investor Relations group at Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA. Accenture’s Code of Business Ethics is applicable to all of our directors, officers and employees. If the Board grants any waivers from our Code of Business Ethics to any of our directors or executive officers, or if we amend our Code of Business Ethics, we will, if required, disclose these matters through the Investor Relations section of our website on a timely basis.

CORPORATE GOVERNANCE PRACTICES

Accenture has a history of strong corporate governance. We are committed to governance policies and practices that serve the interests of the Company and its shareholders. Over the years, our Board has evolved our practices in the interests of Accenture’s shareholders. Consistent with this commitment, the Board is proactively recommending that shareholders approve implementing “proxy access.” Proxy access will allow eligible shareholders to include their own director nominees in our proxy materials, along with the candidates nominated by the Board. Pages 82 to 84 include a detailed description of our proxy access proposal. Our governance practices and policies include the following:

Annual election of all directors	¡	All of our directors are elected annually.
Majority vote standard for directors	¡	All of our directors are required to receive at least a majority of the votes cast to be re-appointed to the Board.
Authority to call special meetings	¡	Shareholders holding 10% or more of our outstanding share capital have the right to convene a special meeting.
No shareholder rights plan (‘‘poison pill’’)	¡	The Company does not have a poison pill.
Independent Board	¡	All of our directors are independent except for our chairman and chief executive officer.

2015 Proxy Statement	Accenture • 1

CORPORATE GOVERNANCE

Independent Board committees	¡	Each of our 4 committees is made up solely of independent directors. Each standing committee operates under a written charter that has been approved by the Board.
Independent lead director	¡	We have an independent lead director of the Board who has comprehensive duties that are set forth in the Company’s Corporate Governance Guidelines.
Annual Board self-assessment process	¡

The Nominating & Governance Committee conducts a confidential survey of the Board and its committees each year. The lead director and chair of the Nominating & Governance Committee also conduct a self-assessment interview with each Board member that is designed to enhance his or her participation and role as a member of the Board, as well as to assess the competencies and skills each individual director is expected to bring to the Board.

Board refreshment	¡

Our Board takes an active role in Board succession planning and Board refreshment and works towards creating a balanced Board with both fresh perspectives and deep experience. The current average tenure of the 12 members of our Board is 6.8 years.

Active shareholder engagement	¡	We regularly engage with our shareholders to better understand their perspectives.
Robust Code of Business Ethics	¡

Our Code of Business Ethics, which applies to all employees as well as all members of the Board, reinforces our core values and helps drive our culture of compliance, ethical conduct and accountability.

Corporate citizenship and sustainability	¡

Corporate citizenship is central to our vision to improve the way the world works and lives. Climate change and environmental sustainability present challenges and opportunities for Accenture and our stakeholders. To address this, we consider environmental practices when evaluating our business strategy and operations and foster environmental awareness and responsibility among our employees, clients and suppliers.

Corporate citizenship report	¡

Transparency and accountability are priorities for Accenture. Annually, we publish a Corporate Citizenship Report, which serves as our Communication on Progress to the United Nations Global Compact, and we use Global Reporting Initiative Guidelines as a foundation for our reporting approach. We also report our non-financial performance annually through the Dow Jones Sustainability Index, FTSE4Good Index and the CDP — specifically its Investor Program and its Supply Chain Program.

Clawback policy	¡

We maintain a clawback policy applicable to our chairman and chief executive officer, global management committee members (the Company’s primary management and leadership team, which consists of approximately 20 of our most senior leaders other than our chairman and chief executive officer) and approximately 200 of our most senior leaders, which provides for the recoupment of incentive cash bonus and equity-based compensation in the event of a financial restatement under specified circumstances.

Equity ownership requirements	¡

Each named executive officer is required to hold Accenture equity with a value equal to at least 6 times his or her base compensation by the fifth anniversary of becoming a named executive officer. Each director is required to hold Accenture equity having a fair market value equal to 3 times the value of the annual director equity grants within 3 years of joining the Board.

2015 Proxy Statement	Accenture • 2

CORPORATE GOVERNANCE

Prohibition on hedging or pledging of company stock	¡

Our directors and all employees are prohibited from entering into hedging transactions, and our directors, our chairman and chief executive officer, members of our global management committee and other key employees are prohibited from entering into pledging transactions.

LEADERSHIP STRUCTURE

Pierre Nanterme, our chief executive officer, also serves as the chairman of our Board. Our Corporate Governance Guidelines provide that if the same person holds the chief executive officer and chairman roles or if the chairman is not independent, the Board will designate one of the independent directors to serve as the lead director. Marjorie Magner has served as our independent lead director since January 31, 2014. The Board has determined that the presence of our independent lead director who, as described below, has meaningful oversight responsibilities, together with a strong leader in the combined role of chairman and chief executive officer, serves the best interests of Accenture and its shareholders at this time. The Board believes that in light of Mr. Nanterme’s knowledge of Accenture and our industry, which has been built up over 32 years of experience with the Company, he is well positioned to serve as both chairman and chief executive officer of the Company.

LEAD DIRECTOR; EXECUTIVE SESSIONS

The lead director helps ensure there is an appropriate balance between management and the independent directors and that the independent directors are fully informed and able to discuss and debate the issues that they deem important. The responsibilities of the lead director, which are described in the Company’s Corporate Governance Guidelines, include, among others:

Board Matter		Responsibility
Agendas	¡	Providing input on issues for Board consideration, helping set the Board agenda and ensuring that adequate information is provided to the Board.
Board meetings	¡	Presiding at all meetings of the Board at which the chairman is not present.
Executive sessions	¡	Authority to call meetings of independent directors and presiding at all executive sessions of the independent directors.
Communicating with directors	¡	Acting as a liaison between the independent directors and the chairman and chief executive officer.
Communicating with shareholders	¡	If requested by major shareholders, being available for consultation and direct communication. Serving as a liaison between the Board and shareholders on investor matters.

The Board believes that one of the key elements of effective, independent oversight is that the independent directors meet in executive session on a regular basis without the presence of management. Accordingly, our independent directors meet separately in executive session at each regularly scheduled in-person Board meeting. These directors held 4 meetings during fiscal 2015, all of which were led by the lead director.

DIRECTOR INDEPENDENCE

The Board has adopted categorical standards designed to assist the Board in assessing director independence (the “Independence Standards”), which are included in our Corporate Governance Guidelines. The Corporate Governance Guidelines and the Independence Standards have been designed to comply with the standards required by the New York Stock Exchange (“NYSE”). Our Corporate Governance Guidelines state that the Board shall perform an annual review of the independence of all directors and nominees and that the Board shall affirmatively determine that, to be considered independent, a director must not have any direct or indirect material relationship with Accenture. In

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CORPORATE GOVERNANCE

addition, committee members are subject to any additional independence requirements that may be required by applicable law, regulation or NYSE listing standards.

In making its independence determinations, the Nominating & Governance Committee evaluates the various commercial, charitable and employment transactions and relationships known to the committee that exist between us and our subsidiaries and the directors and the entities with which certain of our directors or members of their immediate families are, or have been, affiliated (including those identified through our annual directors’ questionnaires). Furthermore, the Nominating & Governance Committee discusses other relevant facts and circumstances regarding the nature of these transactions and relationships to determine whether other factors, regardless of the Independence Standards, might compromise a director’s independence.

Based on its analysis, the Nominating & Governance Committee has determined that, other than Pierre Nanterme, all of our directors are independent under all applicable standards, including those applicable to committee service. The Board concurred in these independence determinations. In reaching its determinations, the Nominating & Governance Committee and the Board considered the following:

¡	Jaime Ardila, Dina Dublon, Charles H. Giancarlo, William L. Kimsey, Marjorie Magner, Gilles C. Pélisson, Arun Sarin and Wulf von Schimmelmann all served as a director of, and Paula A. Price and Mr. Ardila also were employed by, organizations that do business with Accenture. In no instances did the amount received by Accenture or such company in fiscal 2015 exceed the greater of $1 million or 1% of either Accenture’s or such organization’s consolidated gross revenues.

¡	Ms. Price is employed as a professor at a university, and Mr. Ardila is a director of a non-profit organization, to which Accenture made charitable contributions of less than $120,000 during fiscal 2015.

STRATEGIC OVERSIGHT

The Board is responsible for providing governance and oversight regarding the strategy, operations and management of Accenture. Acting as a full Board and through the Board’s 4 standing committees, the Board is involved in the Company’s strategic planning process. Each year, the Board holds a strategy retreat during which members of Accenture Leadership present the Company’s overall corporate strategy and seek input from the Board. At subsequent meetings, the Board continues to review the Company’s progress against its strategic plan. In addition, throughout the year, the Board will review specific strategic initiatives where the Board will provide additional oversight. The Board is continuously engaged in providing oversight and independent business judgment on the strategic issues that are most important to the Company.

RISK OVERSIGHT

The Board is responsible for overseeing the Company’s enterprise risk management (“ERM”) program. As described more fully below, the Board fulfills this responsibility both directly and through its standing committees, each of which assists the Board in overseeing a part of the Company’s overall risk management.

The Company’s chief operating officer, who is a member of our global management committee and reports to our chief executive officer, coordinates the Company’s ERM program. The responsibility for managing each of the highest-priority risks is assigned to one or more members of our global management committee. The Company’s ERM program is designed to identify, assess and manage the Company’s risk exposures. As part of its ERM program, the Company:

¡	identifies its material operational, strategic and financial risks;

¡	evaluates and prioritizes these risks by taking into account many factors, including the potential impact of risk events should they occur, the likelihood of occurrence and the effectiveness of existing risk mitigation strategies; and

¡	develops plans to monitor, manage and mitigate these risks.

The Board plays a direct role in the Company’s ERM program. In that regard, the Board is briefed annually by the chief operating officer. In addition, the Board receives quarterly reports from the chairs of each of the Board’s committees, which include updates when appropriate, with respect to the risks overseen by the respective committees.

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CORPORATE GOVERNANCE

The committees of the Board oversee specific areas of the Company’s risk management, which are described below, and provide updates to the Board as appropriate with respect to the risks overseen by each committee.

¡	Audit Committee: The Audit Committee reviews our guidelines and policies with respect to risk assessment and management and our major financial risk exposures along with the monitoring and control of these exposures. The committee’s review includes, at a minimum, an annual review of our ERM program with the chief operating officer and a quarterly review of the risks believed to be most important. The Audit Committee also discusses with the chairs of the Finance and Compensation Committees the risk assessment process for the risks overseen by those committees on at least an annual basis.

¡	Compensation Committee: The Compensation Committee reviews, and discusses with management, management’s assessment of certain risks, including whether any risks arising from the Company’s compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company.

¡	Finance Committee: The Finance Committee reviews and discusses with management financial-related risks facing the Company, including foreign exchange, counterparty and liquidity-related risks, major acquisitions, and the Company’s insurance and pension exposures.

¡	Nominating & Governance Committee: The Nominating & Governance Committee evaluates the overall effectiveness of the Board, including its focus on the most critical issues and risks.

BOARD MEETINGS

During fiscal 2015, the Board held 5 meetings, 4 of which were held in person. The Board expects that its members will rigorously prepare for, attend and participate in all Board and applicable committee meetings and each annual general meeting of shareholders. Directors are also expected to become familiar with Accenture’s organization, management team and operations in connection with discharging their oversight responsibilities. Each of our current directors who served in fiscal 2015 attended (in person or by teleconference) at least 75% of the aggregate of Board meetings and meetings of any Board committee on which he or she served during fiscal 2015. All of our Board members who served on the Board at the time of our 2015 annual general meeting of shareholders attended that meeting.

COMMITTEES OF THE BOARD

The Board has an Audit Committee, a Compensation Committee, a Finance Committee and a Nominating & Governance Committee. From time to time, the Board may also create ad hoc or special committees for certain purposes in addition to these 4 standing committees. Each committee consists entirely of independent, non-employee directors. The charter of each committee provides that non-management directors who are not members of such committee may nonetheless attend the meeting of that committee, but may not vote.

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CORPORATE GOVERNANCE

The table below lists the current membership of each committee and the number of meetings held in fiscal 2015.

Committees
Board Member	Audit	Compensation	Finance	Nominating & Governance
JAIME ARDILA			M

DINA DUBLON		M	M
CHARLES H. GIANCARLO			C	M

WILLIAM L. KIMSEY(1)	C	M
MARJORIE MAGNER(2)		C

BLYTHE J. MCGARVIE(1)	M			M
GILLES C. PÉLISSON			M	C

PAULA A. PRICE(1)	M
ARUN SARIN(3)		M		M

WULF VON SCHIMMELMANN				M
FRANK K. TANG			M

NUMBER OF MEETINGS IN FISCAL 2015	9	9	8	5

M: Member C: Chair

(1)	Audit Committee Financial Expert as defined under SEC rules.

(2)	Lead director of the Board.

(3)	Joined the Compensation Committee and the Nominating & Governance Committee on October 30, 2015 and therefore did not participate as a member in fiscal 2015.

AUDIT COMMITTEE

The Audit Committee was established by the Board for the purpose of, among other things, overseeing Accenture’s accounting and financial reporting processes and audits of our financial statements and internal controls.	MEMBERS (ALL INDEPENDENT): William L. Kimsey (Chair) Blythe J. McGarvie Paula A. Price

The Audit Committee’s primary responsibilities include the oversight of the following:

¡	the quality and integrity of the Company’s accounting and reporting practices and controls, and the financial statements and reports of the Company;

¡	the Company’s compliance with legal and regulatory requirements;

¡	the independent auditor’s qualifications and independence; and

¡	the performance of the Company’s internal audit function and independent auditors.

The Board has determined that each member of the Audit Committee meets the financial literacy and independence requirements of the Securities & Exchange Commission (the “SEC”) and the NYSE applicable to audit committee

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members and that each member also qualifies as an “audit committee financial expert” for purposes of SEC rules. Further, the Board has determined that each member of the Audit Committee qualifies as an independent director and possesses the requisite competence in accounting or auditing to satisfy the requirements for audit committees required by the new company law statute in Ireland, which became effective on June 1, 2015, the Companies Act 2014.

No member of the Audit Committee may serve on the audit committee of more than 3 public companies, including Accenture, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and discloses such determination in accordance with NYSE requirements. No member of the Audit Committee currently serves on the audit committees of more than 3 public companies, including Accenture.

FINANCE COMMITTEE

The Finance Committee acts on behalf of the Board with respect to, among other things, the oversight of the Company’s capital and treasury activities.	MEMBERS (ALL INDEPENDENT): Charles H. Giancarlo (Chair) Jaime Ardila Dina Dublon Gilles C. Pélisson Frank K. Tang

The Finance Committee’s primary responsibilities include the oversight of the Company’s:

¡	capital structure and corporate finance strategy and activities;

¡	share redemption and purchase activities;

¡	treasury function, investment management and financial risk management;

¡	defined benefit and contribution plan investment planning;

¡	insurance plans; and

¡	major acquisitions, dispositions, joint ventures or similar transactions.

NOMINATING & GOVERNANCE COMMITTEE

The Nominating & Governance Committee is responsible for, among other things, overseeing the Company’s corporate governance practices and processes.	MEMBERS (ALL INDEPENDENT): Gilles C. Pélisson (Chair) Charles H. Giancarlo Blythe J. McGarvie Arun Sarin (Joined October 30, 2015) Wulf von Schimmelmann

The Nominating & Governance Committee’s primary responsibilities include the oversight of the following:

¡	assessing and selecting/nominating (or recommending to the Board for its selection/nomination) strong and capable candidates to serve on the Board;

¡	making recommendations as to the size, composition, structure, operations, performance and effectiveness of the Board;

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¡	overseeing the Company’s chief executive officer succession planning process;

¡	together with the Compensation Committee, conducting an annual review of the Company’s chief executive officer and non-independent chairman;

¡	developing and recommending to the Board a set of corporate governance principles, including independence standards; and

¡	otherwise taking a leadership role in shaping the corporate governance of the Company.

Consistent with its duties and responsibilities, the Nominating & Governance Committee conducts a confidential survey of the Board, which is designed to evaluate the operation and performance of the Board and each of its committees. At least annually, each committee also undertakes an evaluation of its performance and the performance of its members, in accordance with each respective committee charter. The lead director and chair of the Nominating & Governance Committee also conduct a self-assessment interview with each Board member designed to enhance his or her participation and role as a member of the Board, as well as to assess the competencies and skills each individual director is expected to bring to the Board.

COMPENSATION COMMITTEE

The Compensation Committee acts on behalf of the Board to set the compensation of our chairman and chief executive officer and members of our global management committee and provides oversight of the Company’s global compensation philosophy. The Committee is also responsible for, among other things, overseeing the Company’s equity compensation plans.	MEMBERS (ALL INDEPENDENT): Marjorie Magner (Chair) Dina Dublon William L. Kimsey Arun Sarin (Joined October 30, 2015)

The Compensation Committee’s primary responsibilities include the oversight of the following:

¡	together with the Nominating & Governance Committee, conducting an annual review of the Company’s chief executive officer and non-independent chairman;

¡	setting the compensation of our chairman and chief executive officer and members of our global management committee;

¡	overseeing the Company’s equity-based plans; and

¡	reviewing and making recommendations to the full Board regarding Board compensation.

The Board has determined that each member of the Compensation Committee meets the independence requirements of the SEC and NYSE applicable to compensation committee members.

OVERSIGHT OF COMPENSATION

A number of individuals and entities contribute to the process of reviewing and determining the compensation of our chairman and chief executive officer, members of our global management committee and directors:

¡

Compensation Committee: Our Compensation Committee makes the final determination regarding the annual compensation of our chairman and chief executive officer and members of our global management committee, taking into consideration, among other factors, an evaluation of each individual’s performance, the

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recommendation of the chairman and chief executive officer regarding the compensation of the members of our global management committee and the advice of the Compensation Committee’s independent compensation consultant as described below. In addition, our Compensation Committee reviews and, based in part on the advice of its independent consultant, makes recommendations to the Board with respect to the appropriateness of the compensation paid to our independent directors, and the full Board then reviews these recommendations and makes a final determination on the compensation of our independent directors.

¡	Nominating & Governance Committee: Together with the Compensation Committee, which is chaired by the lead director, the Nominating & Governance Committee reviews the performance of, and provides a performance rating for, our chairman and chief executive officer.

¡	Chairman and Chief Executive Officer: The chairman and chief executive officer provides the Compensation Committee with an evaluation of the performance of each member of our global management committee, which includes an assessment of each individual’s performance against his or her annual objectives and a recommendation regarding his or her compensation.

¡	Senior Leadership: Our chief human resources officer solicits input from members of our global management committee and other senior leaders in the Company regarding the performance of our chairman and chief executive officer to aid the Compensation Committee and Nominating & Governance Committee in the review of his performance.

ROLE OF COMPENSATION CONSULTANTS

The Compensation Committee has engaged Pay Governance LLC (“Pay Governance”) to serve as the Compensation Committee’s independent compensation consultant. Pay Governance and its affiliates do not provide any services to the Company or any of the Company’s affiliates other than advising the Compensation Committee on director and executive compensation. As requested by the Compensation Committee, Pay Governance advises the Compensation Committee on general marketplace trends in executive compensation, makes proposals for executive compensation programs, recommends peer companies for inclusion in competitive market analyses of compensation and otherwise advises the Compensation Committee with regard to the compensation of our chairman and chief executive officer and the members of our global management committee. Pay Governance also provides input for the Compensation Committee to consider regarding the final compensation packages of our chairman and chief executive officer, as discussed under “Executive Compensation — Compensation Discussion and Analysis — Process for Determining Executive Compensation.”

Management separately receives benchmarking information with respect to executive officer compensation from its compensation consultant, Towers Watson Delaware Inc. (“Towers Watson”). This information is based on a benchmarking approach developed by Towers Watson and Pay Governance and is used by the chairman and chief executive officer in making his recommendations to the Compensation Committee with respect to the compensation of the members of our global management committee. While Towers Watson also acts as management’s compensation consultant in various capacities with respect to our global workforce of more than 358,000 employees and assists management in formulating its compensation recommendations for members of our global management committee, the Compensation Committee has separately engaged Pay Governance as its independent compensation consultant to provide it with independent advice and to avoid any conflicts of interest.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

The Board has adopted a written Related Person Transactions Policy to assist it in reviewing, approving and ratifying related person transactions and to assist us in the preparation of related disclosures required by the SEC. This Related Person Transactions Policy supplements our other policies that may apply to transactions with related persons, such as the Board’s Corporate Governance Guidelines and our Code of Business Ethics.

The Related Person Transactions Policy provides that all related person transactions covered by the policy must be reviewed and approved or ratified by the Board or by the Nominating & Governance Committee. Our directors and

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executive officers are required to provide prompt notice of any plan or proposal to engage in a potential related person transaction to the General Counsel & Chief Compliance Officer, who in turn must, after a preliminary review, together, if deemed appropriate, with our outside counsel, present it to the Nominating & Governance Committee, or the Board, as applicable, for its review.

In reviewing related person transactions, the Nominating & Governance Committee or the Board will consider all relevant facts and circumstances, including, among others:

¡	the identity of the related person, the nature of the related person’s interest in the transaction and the material terms of the transaction;

¡	the importance of the transaction both to the Company and to the related person;

¡	whether the transaction would likely impair the judgment of a director or an executive officer to act in the best interest of the Company and, in the case of an outside director, whether it would impair his or her independence; and

¡	whether the value and the terms of the transaction are fair to the Company and on a substantially similar basis as would apply if the transaction did not involve a related person.

The Nominating & Governance Committee will not approve or ratify any related person transaction unless, after considering all relevant information, it has determined that the transaction is in, or is not inconsistent with, the best interests of the Company and our shareholders and complies with applicable law.

Generally, the Related Person Transactions Policy applies to any transaction that would be required by the SEC to be disclosed in which:

¡	the Company was or is to be a participant;

¡	the amount involved exceeds $120,000; and

¡	any related person (i.e., a director, director nominee, executive officer, greater than 5% beneficial owner and any immediate family member of such person) had or will have a direct or indirect material interest.

Certain Related Person Transactions

From time to time, institutional investors, such as large investment management firms, mutual fund management organizations and other financial organizations, become beneficial owners of 5% or more of our Class A ordinary shares and, as a result, are considered “related persons” under the Related Person Transactions Policy. We may conduct business with these organizations in the ordinary course. During fiscal 2015, the following transactions occurred with investors who reported beneficial ownership of 5% or more of the Company’s voting securities. Each of the following transactions was entered into on an arm’s-length basis in the ordinary course and in accordance with our Related Person Transactions Policy described above:

¡	We provided consulting and outsourcing services to MFS Investment Management (also known as Massachusetts Financial Services Company), which, together with its affiliates, beneficially owned approximately 9.1% of our outstanding Class A ordinary shares based on information disclosed in a Schedule 13G/A filed with the SEC on February 6, 2015. During fiscal 2015, Accenture recorded revenues of approximately $10.8 million for these services.

¡	We provided consulting and outsourcing services to the Capital Group Companies, Inc. (“Capital”), which, together with its affiliates, beneficially owned approximately 6.0% of our outstanding Class A ordinary shares based on a Notification of Holdings under Irish law provided to Accenture on May 26, 2015. During fiscal 2015, Accenture recorded revenues of approximately $42.5 million for these services. In addition, Capital and its affiliates received investment management fees totaling approximately $1.5 million in fiscal 2015 with respect to mutual funds offered under the Company’s global retirement programs.

¡

We provided consulting and outsourcing services to The Vanguard Group (“Vanguard”), which, together with its affiliates, beneficially owned approximately 5.4% of our outstanding Class A ordinary shares based on information disclosed in a Schedule 13G filed with the SEC on February 10, 2015. During fiscal 2015, Accenture

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recorded revenues of approximately $340,000 for these services. In addition, Vanguard and its affiliates received investment management fees totaling approximately $2.9 million in fiscal 2015 with respect to mutual funds offered under the Company’s global retirement programs.

¡	We provided consulting and outsourcing services to BlackRock, Inc. (“BlackRock”), which, together with its affiliates, beneficially owned approximately 5.3% of our outstanding Class A ordinary shares based on information disclosed in a Schedule 13G/A filed with the SEC on February 9, 2015. During fiscal 2015, Accenture recorded revenues of approximately $754,000 for these services.

¡	We provided consulting and outsourcing services to Wellington Management Group LLP (“Wellington”), which, together with its affiliates, beneficially owned approximately 5.1% of our outstanding Class A ordinary shares based on information disclosed in a Schedule 13G filed with the SEC on February 12, 2015. During fiscal 2015, Accenture recorded revenues of approximately $10.6 million for these services.

In addition, we seek to hire the most qualified candidates and consequently do not preclude the employment of family members of current directors and executive officers. Mr. von Schimmelmann’s son, Berthold von Schimmelmann, was a senior manager in our technology business in Australia during fiscal 2015. He earned approximately $144,000 in annual compensation during fiscal 2015, which was commensurate with his peers’ compensation and established in accordance with the Company’s compensation practices applicable to employees with equivalent qualifications, experience and responsibilities. He did not serve as an executive officer of the Company during this period and did not have a key company-level strategic role within the Company in that he did not drive the strategy or direction of the Company, nor was he personally accountable for the Company’s financial results.

POLITICAL CONTRIBUTIONS AND LOBBYING

Pursuant to the Company’s political contributions and lobbying policy, the Company has a longstanding global policy against making contributions to political parties, political committees or candidates using company resources, even where permitted by law. In the United States, Accenture maintains a political action committee (the “PAC”) that is registered with the Federal Election Commission and makes federal political contributions on a bipartisan basis to political parties, political committees and candidates. The contributions made by the PAC are not funded by corporate funds and are fully funded by voluntary contributions made by Accenture Leaders in the United States. The Company does not penalize in any way Accenture Leaders who do not contribute to the PAC.

In addition, when we determine it is in the best interest of the Company, we work with governments to provide information and perspective that support our point of view, through our lobbyists and grassroots lobbying communications. We disclose our U.S. federal, state and local lobbying activity and expenditures as required by law. The Audit Committee and senior management have oversight over political, lobbying and other grassroots advocacy activities. The Company’s political contributions and lobbying policy is available through the “Corporate Governance” section of our website accessible through http://www.accenture.com/us-en/company-leadership-governance.

CORPORATE CITIZENSHIP AND SUSTAINABILITY

At Accenture, corporate citizenship is central to our vision to improve the way the world works and lives, and it reflects our core values. Our people around the world convene innovative partnerships, leverage technology and deliver measurable solutions.

Key highlights include:

¡	Skills to Succeed: Accenture’s corporate citizenship initiative advances employment and entrepreneurship opportunities around the world. Together with our strategic partners, we have equipped more than 800,000 people with the skills to get a job or build a business — more than 3 times the impact we set out to achieve when we first established our Skills to Succeed goal in 2010. By the end of fiscal 2020, we will expand this figure to more than 3 million people; increase our focus on the successful transition of individuals from skill-building programs to sustainable jobs and businesses; and bring together more organizations across sectors to create large-scale, lasting solutions aimed at closing global employment gaps.

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¡	Environment: Fostering sustainable economic growth for our Company and our stakeholders is at the heart of our environmental strategy, which comprises 4 areas: running efficient operations; working sustainably; enabling client sustainability; and providing insights to advance sustainability. In 2015, we were included for the 11th consecutive year on both the Dow Jones Sustainability North America Index and the FTSE4Good Global Index, and received our strongest results to-date in CDP’s Global Climate Change Report. By the end of fiscal 2020, we will reduce our carbon emissions to an average of 2 metric tons per employee — representing a more than 50% reduction against our 2007 baseline — and we will begin to measure and report the impact of our work with clients and suppliers in key areas of sustainability.

¡	Our People: Attracting, developing and inspiring the very best talent in our industry is critical to meeting the evolving needs of our clients and growing our business. We are deeply committed to the career development of our people, and we invested $841 million in training and professional development in fiscal 2015. The rich diversity of our people makes our Company stronger, smarter and more innovative and helps us better serve our clients and communities. We empower all of our people to lead, including the more than 130,000 women of Accenture. Women currently make up 36% of our global workforce, and by the end of fiscal 2017, we will grow the percentage of women new hires to at least 40% worldwide.

¡	Supply Chain: We embed environmental, social and governance factors into our purchase-decision and supplier relationship management processes. By the end of fiscal 2016, all of our geographic procurement teams will include these as weighted factors in the categories with the largest sustainability impact. At the same time, we are advancing supplier inclusion and diversity through the integration of more small, medium and diverse enterprises into our global supply chain and by helping them develop their businesses, generating broader supply choice for our clients and our communities.

Our Corporate Citizenship Report explores our goals, progress and performance across each of the 5 pillars of our reporting strategy: Corporate Governance, Skills to Succeed, Environment, Our People and Supply Chain. It is accessible through the Investor Relations page of our website at http://investor.accenture.com.

COMMUNICATING WITH THE BOARD

The Board welcomes questions and comments. Any interested parties, including shareholders, who would like to communicate directly with the Board, our independent directors as a group or our lead director, may submit their communication to our Corporate Secretary, c/o Accenture, 161 N. Clark Street, Chicago, Illinois 60601, USA. Communications and concerns will be forwarded to the Board, our independent directors as a group or our lead director as determined by our Corporate Secretary. We also have established mechanisms for receiving, retaining and addressing concerns or complaints. You may report any such concerns at https://businessethicsline.com/accenture or by calling the Accenture Business Ethics Line at 1 (312) 737-8262. Our Code of Business Ethics and underlying policies prohibit any retaliation or other adverse action against anyone for raising a concern. Employees may raise concerns in a confidential and/or anonymous manner in accordance with the instructions for the Accenture Business Ethics Line.

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RE-APPOINTMENT OF DIRECTORS

Re-Appointment of Directors

PROPOSAL NO. 1 — RE-APPOINTMENT OF DIRECTORS

Accenture’s directors are elected at each annual general meeting of shareholders and hold office for 1-year terms or until their successors are duly elected.

All of the director nominees are current Board members. The Nominating & Governance Committee reviewed the performance and qualifications of the directors listed below and recommended to the Board, and the Board approved, that each be recommended to shareholders for re-appointment to serve for an additional 1-year term. Arun Sarin was appointed by the Board as a director on October 30, 2015 and is therefore subject to re-appointment by our shareholders at the Annual Meeting.

All of the nominees have indicated that they will be willing and able to serve as directors. If any nominee becomes unwilling or unable to serve as a director, the Board may propose another person in place of that nominee, and the individuals designated as your proxies will vote to appoint that proposed person. Alternatively, the Board may decide to reduce the number of directors constituting the full Board.

As required under Irish law, the resolution in respect of this Proposal No. 1 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast with respect to each director nominee.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 1 IS AS FOLLOWS:

“By separate resolutions, to re-appoint the following twelve directors: Jaime Ardila; Dina Dublon; Charles H. Giancarlo; William L. Kimsey; Marjorie Magner; Blythe J. McGarvie; Pierre Nanterme; Gilles C. Pélisson; Paula A. Price; Arun Sarin; Wulf von Schimmelmann; and Frank K. Tang.”

✓ The Board recommends that you vote “FOR” the re-appointment of each of the Board’s director nominees listed above.

DIRECTOR CHARACTERISTICS

The Nominating & Governance Committee is responsible for identifying individuals who are qualified candidates for Board membership. Consistent with the Company’s Corporate Governance Guidelines, the Nominating & Governance Committee seeks to ensure that the Board is composed of individuals whose particular backgrounds, skills and expertise, when taken together, will provide the Board with the range of skills and expertise to guide and oversee Accenture’s strategy, operations and management. The Nominating & Governance Committee seeks candidates who, at a minimum, have the following characteristics:

¡	the time, energy and judgment to effectively carry out his or her responsibilities as a member of the Board;

¡	a professional background that would enable the candidate to develop a deep understanding of our business;

¡	the ability to exercise judgment and courage in fulfilling his or her oversight responsibilities; and

¡	the ability to embrace Accenture’s values and culture, and the possession of the highest levels of integrity.

In addition, the committee assesses the contribution that a particular candidate’s skills and expertise will, in light of the skills and expertise of the incumbent directors, make with respect to guiding and overseeing Accenture’s strategy, operations and management.

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RE-APPOINTMENT OF DIRECTORS

BOARD DIVERSITY AND TENURE

Consistent with the Company’s Corporate Governance Guidelines, the Nominating & Governance Committee also seeks geographic, age, gender and ethnic diversity among the members of the Board. While the Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating & Governance Committee and the Board believe that considering diversity is consistent with the goal of creating a Board that best serves the needs of the Company and the interests of its shareholders, and it is one of the many factors that they consider when identifying individuals for Board membership.

In addition, we believe that diversity with respect to tenure is important in order to provide for both fresh perspectives and deep experience and knowledge of the Company. Therefore, we aim to maintain an appropriate balance of tenure across our directors.

Our director nominees reflect those efforts and the importance of diversity to the Board. Of our 12 director nominees:

QUALIFICATIONS AND EXPERIENCE OF DIRECTOR NOMINEES

In considering each director nominee for the Annual Meeting, the Board and the Nominating & Governance Committee evaluated such person’s background, qualifications, attributes and skills to serve as a director. The Board and the Nominating & Governance Committee considered the nomination criteria discussed above, as well as the years of experience many directors have had working together on the Board and the deep knowledge of the Company they have developed as a result of such service. The Board and the Nominating & Governance Committee also evaluated each of the director’s contributions to the Board and role in the operation of the Board as a whole.

Each director nominee has served in senior roles with significant responsibility and has gained expertise in areas relevant to the Company and its business. The Nominating & Governance Committee considered both the background and experience of each director nominee as well as the specific experience, qualifications, attributes or skills set forth in the biographies on pages 16 to 21 of this proxy statement.

PROCESS FOR SELECTING NEW DIRECTORS

To identify, recruit and evaluate qualified candidates for the Board, the Board has used the services of professional search firms. In some cases, nominees have been individuals known to Board members or others through business or other relationships. In the case of Arun Sarin, a third-party professional search firm identified him as a potential director nominee. Prior to his nomination, Mr. Sarin also met separately with the chairman and chief executive officer, the chair of the Nominating & Governance Committee and the lead director, who initially considered his candidacy. In addition, the professional search firm retained by the Nominating & Governance Committee verified information about the prospective candidate and conducted reference checks. A background check was also completed before a final

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RE-APPOINTMENT OF DIRECTORS

recommendation was made to the Board. Mr. Sarin met separately with each member of the Board, and after review and discussion with each of these directors, the Nominating & Governance Committee recommended, and the Board approved, Mr.  Sarin’s appointment as a director.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Accenture’s orientation program for new directors includes a discussion of a broad range of topics, including the background of the Company, the Board and its governance model, Accenture’s strategy and business operations, its financial statements and capital structure, the management team, key industry and competitive factors, the legal and ethical responsibilities of the Board and other matters crucial to the ability of a new director to fulfill his or her responsibilities. Our directors are expected to keep current on issues affecting Accenture and its industry and on developments with respect to their general responsibilities as directors. Accenture will either provide or pay for ongoing director education.

PROCESS FOR SHAREHOLDERS TO RECOMMEND DIRECTOR NOMINEES

Our Corporate Governance Guidelines address the processes by which shareholders may recommend director nominees, and the policy of the Nominating & Governance Committee is to welcome and consider any such recommendations. If you would like to recommend a future nominee for Board membership, you can submit a written recommendation in accordance with our Articles of Association and applicable law, including the name and other pertinent information for the nominee, to: Mr. Gilles C. Pélisson, chair of the Nominating & Governance Committee, c/o Accenture, 161 N. Clark Street, Chicago, Illinois 60601, USA, Attention: Corporate Secretary. If Proposal No. 6 and/or Proposal No. 7A/7B are approved, additional requirements will apply to any such written recommendation. As provided for in our Corporate Governance Guidelines, the Nominating & Governance Committee uses the same criteria for evaluating candidates regardless of the source of referral. Please note that Article 84(a)(ii) of our Articles of Association prescribes certain timing and nomination requirements with respect to any such recommendation.

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RE-APPOINTMENT OF DIRECTORS

DIRECTOR BIOGRAPHIES

Set forth below are the biographies of our director nominees.

Director since 2013 Independent

Jaime Ardila

60 years old

Finance Committee (Member)

Jaime Ardila has been the executive vice president of automobile manufacturer General Motors Company (“GM”) and president of GM’s South America region since June 2010 and is a member of GM’s executive committee. He previously served as president and managing director of GM’s operations in Brazil, Argentina, Uruguay and Paraguay from November 2007 to June 2010. Prior to serving in that role, he served as vice president and chief financial officer of GM’s Latin America, Africa and Middle East region from March 2003 to October 2007, as president and managing director of GM Argentina from March 2001 to February 2003, and as president of GM Colombia from March 1999 to March 2001. Mr. Ardila joined GM in 1984 and held a variety of financial and senior positions with the company, primarily in Latin America, as well as in Europe and the United States. From 1996 to 1998, Mr. Ardila served as the managing director, Colombian Operations, of N M Rothschild & Sons Ltd and then rejoined GM in 1998 as president of GM Ecuador.

In July 2015, Mr. Ardila announced he would be retiring from GM.

Specific Expertise: Mr. Ardila brings to the Board significant managerial, operational and global experience as a result of the various senior positions he has held with GM, including as executive vice president of GM and president of GM South America. The Board also benefits from his broad experience in manufacturing and knowledge of the Latin American market.

Director since 2001 Independent

Dina Dublon

62 years old

Compensation Committee (Member)

Finance Committee (Member)

Dina Dublon was a member of the faculty of the Harvard Business School for the 2011/2012 academic year. From December 1998 until September 2004, she was chief financial officer of JPMorgan Chase & Co. and its predecessor companies. She retired from JPMorgan Chase & Co. in December 2004. Prior to being named chief financial officer, she held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the Financial Institutions Division and head of asset liability management.

Ms. Dublon is a director of PepsiCo, Inc. and a member of the supervisory board of Deutsche Bank AG. Ms. Dublon previously served as a director of Microsoft Corporation from 2005 until December 2014.

Specific Expertise: Ms. Dublon brings to the Board significant experience and expertise in financial, strategic and banking activities gained during her tenure at, and as chief financial officer of, JPMorgan Chase & Co. and its predecessor companies. Ms. Dublon also brings an important perspective gained from her service as a director of other public company boards and as a former member of the faculty of the Harvard Business School, as well as from her significant experience while working with non-profit organizations focusing on women’s issues and initiatives.

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RE-APPOINTMENT OF DIRECTORS

Director since 2008 Independent

Charles H. Giancarlo

58 years old

Finance Committee (Chair)

Nominating & Governance Committee (Member)

Charles H. Giancarlo served as a managing director of the private investment firm Silver Lake from 2007 to 2013 and now serves as a senior advisor to the firm. Previously, Mr. Giancarlo held a variety of roles at Cisco Systems, Inc. (“Cisco”), where he worked for almost 15 years. His last position at Cisco was as executive vice president and chief development officer, a position he held starting in July 2005. In this position, he was responsible for all Cisco business units and divisions and more than 30,000 employees. Mr. Giancarlo was also president of Cisco-Linksys, LLC starting in June 2004.

Mr. Giancarlo is chairman of the board of Avaya Inc. and a director of Arista Networks, Inc., Imperva, Inc. and ServiceNow, Inc. Mr. Giancarlo previously served as a director of Netflix, Inc. from 2007 until 2012.

Specific Expertise: Mr. Giancarlo brings to the Board significant managerial, operational and financial experience as a result of the numerous senior positions he has held at multi-national corporations as well as his service as a director of other public company boards. Mr. Giancarlo brings to the Board an important perspective on technology, technology-enabled and related growth industries, as well as acquisitions and the private equity industry.

Director since 2003 Independent

William L. Kimsey

73 years old

Audit Committee (Chair)

Compensation Committee (Member)

William L. Kimsey was global chief executive officer of Ernst & Young Global Limited from October 1998 until his retirement in September 2002. He previously held various other positions with Ernst & Young during his 32 years with the firm, including deputy chairman and chief operating officer.

Mr. Kimsey is a director of Royal Caribbean Cruises Ltd. He previously served as a director of Western Digital Corporation from 2003 until November 2014.

Specific Expertise: Mr. Kimsey brings to the Board significant knowledge and expertise in finance and accounting matters as a result of his many years of practicing as a certified public accountant and his tenure as global chief executive officer of Ernst & Young Global Limited. Mr. Kimsey also brings an important perspective from his service as a director of other public company boards.

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RE-APPOINTMENT OF DIRECTORS

Director since 2006 Independent Lead Director

Marjorie Magner

66 years old

Compensation Committee (Chair)

Marjorie Magner has been our lead director since January 2014. Ms. Magner is currently a partner with Brysam Global Partners, LLC, a private equity firm she co-founded in 2007 that invests in financial services. She was the chairman and chief executive officer, Global Consumer Group, of Citigroup Inc. from 2003 to October 2005. Ms. Magner previously held various other positions within Citigroup Inc., including chief operating officer, Global Consumer Group, from April 2002 to August 2003, and chief administrative officer and senior executive vice president from January 2000 to April 2002.

Ms. Magner is the nonexecutive chairman of the board of TEGNA Inc. (formerly known as Gannett Co., Inc.) and a director of Ally Financial Inc.

Specific Expertise: Ms. Magner brings to the Board significant business experience and operations expertise gained from the various senior management roles that she has held with Citigroup Inc. and as a partner with a private equity firm that she co-founded as well as through her service as a director of other public company boards. Ms. Magner also has leadership experience and perspective from her work in various philanthropic endeavors as an advocate on issues affecting consumers, women and youth globally.

Director since 2001 Independent

Blythe J. McGarvie

59 years old

Audit Committee (Member)

Nominating & Governance Committee (Member)

Blythe J. McGarvie was a member of the faculty of the Harvard Business School from 2012 to 2014. From January 2003 to July 2012, she served as chief executive officer of Leadership for International Finance, LLC, a firm that focused on improving clients’ financial positions and providing leadership seminars for corporate and academic groups. From July 1999 to December 2002, she was executive vice president and chief financial officer of BIC Group.

Ms. McGarvie is currently a director of Viacom Inc., LKQ Corporation and Sonoco Products Company and previously served as a director of The Pepsi Bottling Group, Inc., from 2002 to 2010, and The Travelers Companies, Inc., from 2003 to 2011.

Specific Expertise: Ms. McGarvie brings to the Board significant experience and expertise in management, finance and accounting gained from her experience as chief financial officer of BIC Group, her experience in senior financial positions at other major companies, her tenure as chief executive officer of a firm she founded that focused on finance and leadership, her service as a director of other public company boards and her experience as a former member of the faculty of the Harvard Business School. Ms. McGarvie also has significant international experience and is the author of two books on leadership.

2015 Proxy Statement	Accenture • 18

RE-APPOINTMENT OF DIRECTORS

Director since 2010 Chairman & CEO

Pierre Nanterme

56 years old

Pierre Nanterme became chairman of the Board of Directors in February 2013. He has served as our chief executive officer since January 2011 and as a Board member since October 2010. Mr. Nanterme joined Accenture’s global management committee in 2006, and was group chief executive of our Financial Services operating group from September 2007 to December 2010. Prior to assuming this role, Mr. Nanterme was our chief leadership officer from May 2006 through August 2007, with primary responsibility for Accenture’s leadership development program as well as our global corporate citizenship initiatives. Earlier in his career with the Company, he held various leadership roles, primarily in Financial Services, and also was our country managing director for France from November 2005 through August 2007.

Specific Expertise: Mr. Nanterme brings to the Board a deep knowledge of Accenture’s business, growth strategy and human capital strategy—as well as extensive experience serving our clients—from his 32 years with the Company, including his executive roles as chairman, chief executive officer, group chief executive—Financial Services, and chief leadership officer. Given his role representing Accenture at leading external forums such as the B20 Summit and the World Economic Forum, Mr. Nanterme also brings to the Board a broad understanding of the global economy as well as the technology marketplace and competitive landscape.

Director since 2012 Independent

Gilles C. Pélisson

58 years old

Nominating & Governance Committee (Chair)

Finance Committee (Member)

Gilles C. Pélisson served as chief executive officer of global hotel group Accor from 2006 until December 2010 and also as its chairman from 2009 until January 2011. Mr. Pélisson served as chief executive officer of mobile operator Bouygues Telecom from 2001 to 2005 and also as its chairman from 2004 to 2005. From 2000 to 2001, he was with the SUEZ group, and in 2000 he became chairman of Noos, a cable network operator. Mr. Pélisson served as the chief executive officer of Disneyland Paris Resort from 1995 to 2000 and also as its chairman starting in 1997.

On October 28, 2015, TF1 Group announced that, effective February 19, 2016, Mr. Pélisson will become TF1’s chairman and chief executive officer.

Specific Expertise: Mr. Pélisson brings to the Board significant managerial, operational and global experience from his tenure as chairman and chief executive officer of Accor, as chairman and chief executive officer of Bouygues Telecom, as chairman and chief executive officer of Disneyland Paris and from other senior executive positions he has held at several other companies as well as his service as a director of other public company boards. The Board also benefits from his broad experience in the European and Asian markets, as well as his experience in governance.

2015 Proxy Statement	Accenture • 19

RE-APPOINTMENT OF DIRECTORS

Director since 2014 Independent

Paula A. Price

54 years old

Audit Committee (Member)

Paula A. Price joined the faculty of the Harvard Business School in July 2014. Until January 2014, she was executive vice president and chief financial officer of Ahold USA, a U.S. grocery retailer, which she joined in 2009. Prior to joining Ahold USA, Ms. Price was senior vice president, controller and chief accounting officer at CVS Caremark, where she worked from 2006 to 2008. From 2002 until 2005, Ms. Price held various positions at JPMorgan Chase & Co. Earlier in her career, she also held senior management positions at Prudential Insurance Co. of America, Diageo and Kraft Foods. A certified public accountant, she began her career at Arthur Andersen & Co.

Ms. Price is a director of Dollar General Corporation and Western Digital Corporation. She previously served as a director of Charming Shoppes, Inc. from 2011 until 2012.

Specific Expertise: Ms. Price brings to the Board broad experience across finance, general management and strategy gained from her service in senior executive and management positions at major corporations across several industries, including, in particular, the retail, financial services and consumer packaged goods industries. She brings to the Board an important perspective as a member of the faculty of the Harvard Business School and from her service as a director of other public company boards. The Board also benefits from her extensive background in finance and accounting matters.

Director since 2015 Independent

Arun Sarin

61 years old

Compensation Committee (Member)

Nominating & Governance Committee (Member)

Arun Sarin was Chief Executive Officer of Vodafone Group Plc from 2003 until his retirement in 2008, and also served as a director of Vodafone from 1999 to 2008. Mr. Sarin began his career at Pacific Telesis Group in 1984. He progressed through various management positions there and at AirTouch Communications Inc., which Pacific Telesis spun off in 1994, and was named president and chief operating officer of AirTouch in 1997. After AirTouch merged with Vodafone in 1999, he was appointed CEO of Vodafone’s U.S./Asia-Pacific region. He left Vodafone in 2000 to become CEO of InfoSpace, Inc., and from 2001 until 2003, he served as CEO of Accel-KKR Telecom. Mr. Sarin rejoined Vodafone in 2003 as its Group Chief Executive Officer. After his retirement in 2008, he served as a senior advisor to Kohlberg Kravis Roberts & Co. for 5 years.

Mr. Sarin is a director of Blackhawk Network Holdings, Inc., Cisco Systems, Inc. and The Charles Schwab Corporation. He previously served as a director of Safeway, Inc. from 2009 until 2015.

Specific Expertise: Mr. Sarin brings to the Board significant global, managerial and financial experience as a result of his tenure at Vodafone and prior senior executive experience. The Board benefits from his technology background and experience in the telecommunications industry. Mr. Sarin also brings an important perspective from his service as a director of other global, public company boards.

2015 Proxy Statement	Accenture • 20

RE-APPOINTMENT OF DIRECTORS

Director since 2001 Independent

Wulf von Schimmelmann

68 years old

Nominating & Governance Committee (Member)

Wulf von Schimmelmann was the chief executive officer of Deutsche Postbank AG, then Germany’s largest independent retail bank, from 1999 until his retirement in June 2007.

Mr. von Schimmelmann is the chairman of the supervisory board of Deutsche Post DHL and a member of the board of directors of Thomson Reuters Corporation. Mr. von Schimmelmann previously served as a director of the Western Union Company from 2009 until 2014.

Specific Expertise: Mr. von Schimmelmann brings to the Board leadership experience as a result of his position as chief executive officer of Deutsche Postbank AG as well as through his service as a director of other public company boards. The Board also benefits from his expertise in management as well as his experience in the European market and significant experience in international business.

Director since 2014 Independent

Frank K. Tang

47 years old

Finance Committee (Member)

Frank K. Tang is chief executive officer and managing partner of FountainVest Partners, a leading private equity fund dedicated to investments in China. Before co-founding FountainVest in 2007, Mr. Tang was senior managing director and head of China investments at Temasek Holdings. Prior to joining Temasek in 2005, Mr. Tang was a managing director at Goldman Sachs, where he worked for nearly 11 years, including as the head of the telecommunications, media and technology investment banking group in Asia, excluding Japan.

Mr. Tang is also a director of Weibo Corporation.

Specific Expertise: Mr. Tang brings to the Board significant business and leadership experience both in investment banking, from his tenure at Goldman Sachs, and in private equity, as a co-founder of FountainVest Partners and as a senior managing director and head of China Investments at Temasek Holdings. The Board also benefits from his deep knowledge and expertise in the Asian markets, particularly with respect to China.

2015 Proxy Statement	Accenture • 21

DIRECTOR COMPENSATION

Director Compensation

The Compensation Committee reviews and, based in part on the advice of its independent consultant, makes recommendations to the full Board with respect to the compensation of our independent directors at least every 2 years. The full Board reviews these recommendations and makes a final determination on the compensation of our directors. The Compensation Committee reviewed director compensation most recently in fiscal 2014, when it reviewed the compensation practices of the boards of directors of those peer group companies described under “Executive Compensation — Compensation Discussion and Analysis — Fiscal 2015 Compensation Decisions” and the general market, as well as a study by Pay Governance prepared at the request of the Compensation Committee that provided input regarding the compensation of our directors.

ELEMENTS OF DIRECTOR COMPENSATION

After review of the Compensation Committee’s recommendation, the Board approved the following independent director compensation for fiscal 2015:

Compensation Element	Director Compensation Program
Annual Retainer(1)	$90,000, except for the lead director
Annual RSU Grant(2)	$185,000 in the form of RSUs (fair market value at time of grant)
Committee Chair Retainer(1)	$25,000 for the Audit Committee $15,000 for the Compensation Committee $15,000 for the Finance Committee $15,000 for the Nominating & Governance Committee
Committee Member Retainer(1)	$7,500 for the Audit Committee $5,000 for the Compensation Committee $5,000 for the Finance Committee $5,000 for the Nominating & Governance Committee
Lead Director Retainer(1)	$132,500
Equity Ownership Guidelines(3)	Directors must maintain ownership of Accenture equity having a fair market value equal to 3 times the value of the annual director equity grants. This requirement must be met by each director within 3 years of joining the Board

(1)	Each of our independent directors may elect to receive the annual retainer and other compensation entirely in the form of cash, entirely in the form of restricted share units (“RSUs”) or one-half in cash and one-half in RSUs.

(2)	Grants of RSUs to our directors are fully vested on the date of grant, and future delivery of the underlying shares is not dependent on a director’s continued service. Directors are entitled to a proportional number of additional RSUs on outstanding awards if we pay a dividend. The underlying shares for RSU awards granted in fiscal 2015 will be delivered 1 year after the grant date; directors may not further delay delivery of the shares.

(3)	Each of our independent directors who had been a director for 3 or more years met this requirement in fiscal 2015.

Other Compensation: Our non-employee directors do not receive any non-equity incentive plan compensation, participate in any Accenture pension plans or have any non-qualified deferred compensation earnings. We provide our directors with directors and officers liability insurance as part of our corporate insurance policies. We also reimburse our directors for reasonable travel and related fees and expenses incurred in connection with their participation in Board or Board committee meetings and other related activities such as site visits and presentations in which they engage as directors.

Limit on Director Compensation: As part of the proposed amendments to the Amended and Restated Accenture plc 2010 Share Incentive Plan that shareholders are being asked to approve, we are proposing an annual limit on aggregate non-employee director compensation of $750,000. The Board believes this is a meaningful limit on total director compensation.

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DIRECTOR COMPENSATION

DIRECTOR COMPENSATION FOR FISCAL 2015

As described more fully above, the following table summarizes the annual compensation for our independent directors during fiscal 2015:

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards($)(2)(3)	All Other Compensation($)(4)	Total($)
JAIME ARDILA	$ 95,000	$184,948	—	$279,948
DINA DUBLON	$100,000	$184,986	—	$284,986
CHARLES H. GIANCARLO	$110,000	$184,917	—	$294,917
NOBUYUKI IDEI(5)	—	—	—	—
WILLIAM L. KIMSEY	$120,000	$184,986	—	$304,986
MARJORIE MAGNER	$147,500	$184,986	—	$332,486
BLYTHE J. MCGARVIE	$102,500	$184,986	—	$287,486
MARK MOODY-STUART(5)	—	—	—	—
GILLES C. PÉLISSON	$110,000	$184,937	—	$294,937
PAULA A. PRICE	$ 97,500	$184,986	—	$282,486
WULF VON SCHIMMELMANN	$ 95,000	$184,986	—	$279,986
FRANK K. TANG	$ 95,000	$184,948	—	$279,948

(1)	The annual retainers and additional retainers for Board committee service paid to our independent directors during fiscal 2015 were as follows:

Name	Annual Retainer($)	Committee Chair Retainer($)	Committee Member Retainer($)	Total($)
Jaime Ardila(a)	$ 90,000	—	$ 5,000	$95,000
Dina Dublon	$ 90,000	—	$10,000	$100,000
Charles H. Giancarlo(a)	$ 90,000	$15,000	$ 5,000	$110,000
Nobuyuki Idei(b)	—	—	—	—
William L. Kimsey	$ 90,000	$25,000	$ 5,000	$120,000
Marjorie Magner	$132,500	$15,000	—	$147,500
Blythe J. McGarvie	$ 90,000	—	$12,500	$102,500
Mark Moody-Stuart(b)	—	—	—	—
Gilles C. Pélisson(a)	$ 90,000	$15,000	$ 5,000	$110,000
Paula A. Price	$ 90,000	—	$ 7,500	$97,500
Wulf von Schimmelmann	$ 90,000	—	$ 5,000	$95,000
Frank K. Tang(a)	$ 90,000	—	$ 5,000	$95,000

(a)	Messrs. Ardila, Pélisson and Tang elected to receive 100% of their annual retainers and additional retainers for Board committee service in the form of fully vested RSUs, with a grant date fair value equal to the amount reported as paid in cash above. Mr. Giancarlo elected to receive 50% of his annual retainer and additional retainers for Board committee service in the form of fully vested RSUs, with a grant date fair value equal to the amount reported as paid in cash above.

(b)	Director retired from the Board on February 4, 2015 and did not receive compensation in fiscal 2015.

(2)

Represents aggregate grant date fair value of stock awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“Topic 718”), without taking into account estimated forfeitures. The

2015 Proxy Statement	Accenture • 23

DIRECTOR COMPENSATION

assumptions made when calculating the amounts are found in Note 11 (Share-Based Compensation) to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended August 31, 2015. Reflects the grant of a whole number of shares.

(3)	The aggregate number of vested RSU awards outstanding at the end of fiscal 2015 for each of our independent directors was as follows:

Name	Aggregate Number of Vested RSU Awards Outstanding as of August 31, 2015
Jaime Ardila	3,209
Dina Dublon	2,121
Charles H. Giancarlo	2,750
Nobuyuki Idei	—
William L. Kimsey	2,121
Marjorie Magner	8,835
Blythe J. McGarvie	2,121
Mark Moody-Stuart	—
Gilles C. Pélisson	3,381
Paula A. Price	2,121
Wulf von Schimmelmann	2,121
Frank K. Tang	3,209

(4)	The aggregate amount of perquisites and other personal benefits received by each of our independent directors in fiscal 2015 was less than $10,000.

(5)	Under SEC rules, director is required to be included in the Director Compensation Table as he served as a director during fiscal 2015. Director retired from the Board on February 4, 2015 and did not receive any compensation in fiscal 2015.

2015 Proxy Statement	Accenture • 24

BENEFICIAL OWNERSHIP

Beneficial Ownership

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, our directors, executive officers and beneficial owners of more than 10% of Accenture plc’s Class A ordinary shares or Class X ordinary shares are required within a prescribed period of time to report to the SEC transactions and holdings in Accenture plc Class A ordinary shares and Class X ordinary shares. Our directors and executive officers are also required to report transactions and holdings in Accenture Holdings plc ordinary shares. Based solely on a review of the copies of these forms received by us and on written representations from certain reporting persons that no Form 5 was required to be filed, we believe that during fiscal 2015 all of these filing requirements were satisfied in a timely manner.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

To our knowledge, except as otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by him or her. For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to which a person is deemed to have “beneficial ownership” of any shares that such person has the right to acquire within 60 days after December 7, 2015. For purposes of computing the percentage of outstanding Accenture plc Class A ordinary shares, Class X ordinary shares and/or Accenture Holdings plc ordinary shares held by each person or group of persons named below, any shares that such person or group of persons has the right to acquire within 60 days after December 7, 2015 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group of persons.

2015 Proxy Statement	Accenture • 25

BENEFICIAL OWNERSHIP

The following beneficial ownership table sets forth, as of December 7, 2015, information regarding the beneficial ownership of Accenture plc Class A ordinary shares and Class X ordinary shares and of Accenture Holdings plc ordinary shares held by: (1) each of our directors and named executive officers; and (2) all of our current directors and executive officers as a group.

										Percentage of the Total Number of Class A and Class X Ordinary Shares Beneficially Owned
	Accenture plc Class A Ordinary Shares			Accenture Holdings plc Ordinary Shares			Accenture plc Class X Ordinary Shares
Name of Beneficial Owner(1)	Shares Beneficially Owned(#)	% Shares Beneficially Owned		Shares Beneficially Owned(#)	% Shares Beneficially Owned		Shares Beneficially Owned(#)	% Shares Beneficially Owned
PIERRE NANTERME(2)(3)	340,183	*	%	91,597	**	%	91,597	***	%	****	%
JAIME ARDILA(4)	8,351	*			—			—		****
DINA DUBLON(5)	45,235	*			—			—		****
CHARLES H. GIANCARLO(6)	19,292	*			—			—		****
WILLIAM L. KIMSEY(5)	13,784	*			—			—		****
MARJORIE MAGNER(5)	21,138	*			—			—		****
BLYTHE J. MCGARVIE(5)	19,367	*			—			—		****
GILLES C. PÉLISSON(7)	10,368	*			—			—		****
PAULA A. PRICE(5)	3,922	*			—			—		****
ARUN SARIN	1,170	*			—			—		****
WULF VON SCHIMMELMANN(5)	23,983	*			—			—		****
FRANK K. TANG(8)	4,883	*			—			—		****
DAVID P. ROWLAND(9)	23,383	*			—			—		****
GIANFRANCO CASATI(10)	69,935	*			—			—		****
ALEXANDER VAN ’T NOORDENDE(11)	159,178	*			—			—		****
JULIE SWEET(12)	15,213	*			—			—		****
STEPHEN ROHLEDER	109,451	*			—			—		****
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (24 PERSONS)(2)(13)	1,237,989	*	%	220,640	**	%	194,004	***	%	****	%

*	Less than 1% of Accenture plc’s Class A ordinary shares outstanding.

**	Less than 1% of Accenture Holdings plc’s ordinary shares outstanding.

***	Less than 1% of Accenture plc’s Class X ordinary shares outstanding.

****	Less than 1% of the total number of Accenture plc’s Class A ordinary shares and Class X ordinary shares outstanding.

(1)	Address for all persons listed is c/o Accenture, 161 N. Clark Street, Chicago, Illinois 60601, USA.

(2)	Subject to the provisions of its Memorandum and Articles of Association, Accenture Holdings plc is obligated, at the option of the holder of such shares and at any time, to redeem any outstanding Accenture Holdings plc ordinary shares. Accenture Holdings plc has the option to pay this redemption price with cash or by delivering Accenture plc Class A ordinary shares generally on a one-for-one basis as provided for in the Memorandum and Articles of Association of Accenture Holdings. Each time an Accenture Holdings ordinary share is redeemed, Accenture plc has the option to, and intends to, redeem an Accenture plc Class X ordinary share from that holder for a redemption price equal to the par value of the Accenture plc Class X ordinary share, or $0.0000225.

(3)	Includes 8,309 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

(4)	Includes 3,244 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

(5)	Includes 2,144 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

(6)	Includes 2,780 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

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BENEFICIAL OWNERSHIP

(7)	Includes 3,417 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

(8)	Includes 3,244 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

(9)	Includes 4,831 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

(10)	Includes 4,832 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

(11)	Includes 14,202 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

(12)	Includes 4,054 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

(13)	Includes 93,613 RSUs that could be delivered as Accenture plc Class A ordinary shares within 60 days from December 7, 2015.

BENEFICIAL OWNERSHIP OF MORE THAN 5%

Based on information available as of December 7, 2015, no person beneficially owned more than 5% of Accenture plc’s Class X ordinary shares, and the only persons known by us to be a beneficial owner of more than 5% of Accenture plc’s Class A ordinary shares outstanding (which does not include shares held by Accenture) were as follows:

	Accenture plc Class A Ordinary Shares
Name and Address of Beneficial Owner	Shares Beneficially Owned	% Shares Beneficially Owned
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199(1)	57,402,951	9.1%
The Capital Group Companies, Inc. 333 South Hope Street Los Angeles, CA 90071-1406(2)	37,654,210	6.0%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355(3)	34,023,210	5.4%
BlackRock, Inc. 55 East 52nd Street New York, NY 10022(4)	33,080,678	5.3%
Wellington Management Group LLP c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210(5)	31,741,681	5.1%

(1)	Based solely on the information disclosed in a Schedule 13G/A filed with the SEC on February 6, 2015 by Massachusetts Financial Services Company and certain related entities reporting sole power to vote or direct the vote over 49,527,386 Class A ordinary shares and sole power to dispose or direct the disposition of 57,402,951 Class A ordinary shares.

(2)	Based solely on the information reported by Capital in a Notification of Holdings under Irish law provided to Accenture on May 26, 2015 and reporting ownership as of May 22, 2015. On such date, Capital, together with its affiliates, held an interest in 37,654,210 Class A ordinary shares.

(3)	Based solely on the information disclosed in a Schedule 13G filed with the SEC on February 10, 2015 by Vanguard and certain related entities reporting sole power to vote or direct the vote over 1,089,245 Class A ordinary shares, sole power to dispose or direct the disposition of 32,994,042 Class A ordinary shares and shared power to dispose or direct the disposition of 1,029,168 Class A ordinary shares.

(4)	Based solely on the information disclosed in a Schedule 13G/A filed with the SEC on February 9, 2015 by BlackRock and certain related entities reporting sole power to vote or direct the vote over 26,878,666 Class A ordinary shares and sole power to dispose or direct the disposition of 33,080,678 Class A ordinary shares.

(5)	Based solely on the information disclosed in a Schedule 13G filed with the SEC on February 12, 2015 by Wellington and certain related entities reporting shared power to vote or direct the vote over 10,700,615 Class A ordinary shares and shared power to dispose or direct the disposition of 31,741,681 Class A ordinary shares.

As of December 7, 2015, Accenture beneficially owned an aggregate of 182,033,190 Accenture plc Class A ordinary shares, or 22.5% of the issued Class A ordinary shares. Class A ordinary shares held by Accenture may not be voted and, accordingly, will have no impact on the outcome of any vote of the shareholders of Accenture plc.

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EXECUTIVE COMPENSATION

Executive Compensation

Compensation Discussion and Analysis

In this section, we review the objectives and elements of Accenture’s executive compensation program, its alignment with Accenture’s performance and the 2015 compensation decisions regarding our named executive officers.

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EXECUTIVE COMPENSATION

EXECUTIVE SUMMARY

Overview

Accenture is a leading global professional services company, providing a broad range of services and solutions in strategy, consulting, digital, technology and operations. We employ more than 358,000 people and have offices and operations in more than 200 cities in 55 countries. One of our key goals is to have the best talent, with highly specialized skills, at the right levels in the right locations, to enhance our differentiation and competitiveness. We seek to reinforce our employees’ commitments to our clients, culture and values through a comprehensive performance management and compensation system and a career philosophy that provides rewards based on individual and Company performance.

Named Executive Officers

The Company’s named executive officers for the fiscal year ended August 31, 2015 are:

Name	Title
Pierre Nanterme	Chairman and Chief Executive Officer
David P. Rowland	Chief Financial Officer
Gianfranco Casati	Group Chief Executive — Growth Markets
Alexander M. van ’t Noordende	Group Chief Executive — Products
Julie Sweet	Group Chief Executive — North America (effective as of June 1, 2015)
Stephen J. Rohleder	Former Group Chief Executive — North America (retired as of August 31, 2015)

The Company’s named executive officers include Mr. Rohleder, our former group chief executive — North America, who retired from the Company effective August 31, 2015. Under SEC rules, he is required to be included in our compensation disclosures.

Elements of Compensation

The significant components of our executive compensation programs include the following:

BASE COMPENSATION	Provides a fixed level of compensation to our named executive officers each year and reflects the named executive officer’s leadership role.

GLOBAL ANNUAL BONUS

Designed to tie pay to both individual and Company performance for the fiscal year. Bonuses are paid from funds accrued during the fiscal year based on Company financial performance, compared to the earnings and profitability targets for the year.

LONG-TERM EQUITY COMPENSATION

Key Executive Performance Share Program:

Primary program used to grant equity to our named executive officers and intended to be the most significant element of compensation. Rewards participants for driving the Company’s business to meet performance objectives related to operating income results and total shareholder return, in each case, over a 3-fiscal-year period.

Accenture Leadership Performance Equity Award Program:

Rewards high performers based on the individual’s performance and the Company’s performance, in each case with respect to performance in the prior fiscal year.

Voluntary Equity Investment Program:

Opportunity to designate up to 30% of cash compensation to make monthly purchases of Accenture plc Class A ordinary shares with a 50% matching RSU grant following the end of the program year that generally vests 2 years later.

OTHER COMPENSATION	Limited personal benefits to our named executive officers.

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EXECUTIVE COMPENSATION

Fiscal 2015 Executive Compensation Highlights

Our compensation decisions for fiscal 2015, including with respect to our named executive officers, were tied to Company and individual performance.

Pay-for-Performance

¡	For a 3-year period (fiscal 2013 through fiscal 2015), the Company’s annualized total shareholder return was at the 57th percentile among the companies in our peer group, while the realizable total direct compensation of our named executive officers, including our chairman and chief executive officer, was at the 20th percentile.

CEO Compensation Mix

¡	For fiscal 2015, the mix of compensation for our chairman and chief executive officer was 6% base salary, 18% annual cash bonus and 76% long-term equity incentives, demonstrating our emphasis on incentive compensation and long-term equity compensation that varies based on individual and company performance, and reflects an alignment between our compensation programs and the creation of shareholder value.

Annual Cash Incentive – Fiscal 2015 Performance

¡	Base compensation for the compensation year beginning on December 1, 2015 for our currently employed named executive officers is consistent with base compensation for the previous year.

¡	Based on very strong corporate and individual performance, our chairman and chief executive officer’s fiscal 2015 annual bonus increased 28% in local currency compared to fiscal 2014 (versus a 5% decrease last year). Our other named executive officers’ fiscal 2015 annual bonuses, taken as a whole, increased an average of 32% in local currency (excluding the cash awards made to Mr. Rohleder in lieu of equity awards) compared to fiscal 2014 (versus a 3% decrease last year).

Long-Term Equity Incentive Awards – Future Performance

¡	Performance-vesting awards under our 3-year Key Executive Performance Share Program, to be awarded in January 2016, will constitute 90% of the total long-term equity granted to our chairman and chief executive officer and 68% of the total long-term equity granted to our other named executive officers, taken as a whole.

Say-on-Pay

¡	Shareholders continued to show strong support of our executive compensation programs, with more than 96% of the votes cast for the approval of the “say-on-pay” proposal at our 2015 annual general meeting of shareholders.

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EXECUTIVE COMPENSATION

COMPANY HIGHLIGHTS

Fiscal 2015 Company Performance

The compensation of the Company’s named executive officers is tied to both Company and individual performance. In fiscal 2015, the Company delivered on the initial business outlook provided in its September 24, 2014 earnings announcement.

¡	New bookings of $34.4 billion increased 3% in local currency and decreased 4% in U.S. dollars from fiscal 2014 and were within the Company’s initial business outlook of $34 billion to $36 billion.

¡	Net revenues of $31.0 billion increased 11% in local currency and 3% in U.S. dollars from fiscal 2014 and exceeded the Company’s initial business outlook of an increase of 4% to 7% in local currency.

¡	Operating margin was 14.3%. After adjusting GAAP operating margin to exclude a one-time $64 million pension settlement charge, adjusted operating margin was 14.5%, an expansion of 20 basis points from fiscal 2014 and within the Company’s initial outlook of 14.4% to 14.6%.

¡	Earnings per share (EPS) were $4.76. After adjusting GAAP EPS to exclude the $0.06 impact of the one-time pension settlement charge, adjusted EPS were $4.82, within the Company’s initial business outlook of $4.74 to $4.88 and a 7% increase from fiscal 2014.

¡	Free cash flow of $3.7 billion (calculated as operating cash flow of $4.1 billion less property and equipment additions of $395 million) was within the company’s original business outlook of $3.5 billion to $3.8 billion.

¡	Cash Returned to Shareholders of $3.8 billion through dividends and share repurchases was in line with the Company’s original business outlook.

Historical Financial Performance

The most significant element of named executive officer compensation is the Key Executive Performance Share Program, which rewards participants for driving the Company’s business to meet performance objectives over a 3-year period. See below for our historical performance, which demonstrates our focus on delivering shareholder value.

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EXECUTIVE COMPENSATION

Returning Cash to Shareholders in Fiscal 2015

We continued to return a significant portion of our free cash flow to shareholders. In fiscal 2015, we returned a total of $3.8 billion to shareholders, reflecting $2.45 billion in share repurchases and $1.35 billion in dividend payments made during the fiscal year. Our weighted average diluted shares outstanding decreased by approximately 2% compared to fiscal 2014. In addition, we increased our semi-annual dividend payment to shareholders that was paid in November 2015 to $1.10 per share (an 8% increase from the previous semi-annual dividend payment).

Fiscal 2015 Investments

In fiscal 2015, we continued to make significant investments — in strategic acquisitions, in attracting and developing talent, in assets and offerings, and in branding and thought leadership — to further enhance our differentiation and competitiveness. We invested approximately $850 million in acquisitions, with 70% of the capital invested in new high–growth areas including digital–, cloud– and security–related services. We also invested $841 million in training and professional development to build the skills of our people and ensure they have the capabilities to continue helping clients. In addition, we continued our commitment to developing leading-edge ideas through research and innovation, investing $626 million in fiscal 2015 to help create, commercialize and disseminate innovative business strategies and technology solutions.

COMPENSATION PRACTICES

Decisions about executive compensation are made by the Compensation Committee. The Compensation Committee believes that a well-designed, consistently applied compensation program is fundamental to the creation of shareholder value over the long-term. The compensation program for the named executive officers is designed to reward them for their overall contribution to Company performance, including the Company’s execution against its business plan and creation of shareholder value. The program is designed to:

¡	attract, retain and motivate the best executives who are responsible for the success of Accenture;

¡	align market relevant rewards with Accenture’s principle of meritocracy by rewarding high performance;

¡	offer a compelling reward structure that provides executives with an incentive to continue to expand their contributions to Accenture;

¡	ensure that rewards are affordable to Accenture by aligning them to Accenture’s annual operating plan; and

¡	prevent the potential dilutive effect of our rewards.

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EXECUTIVE COMPENSATION

The Compensation Committee and management seek to ensure that our individual executive compensation and benefits programs align with our core compensation philosophy. We maintain the following policies and practices that drive our named executive officer compensation programs:

What We Do
✓ Align our executive pay with performance	✓ Include a “clawback” policy for our cash and equity incentive awards
✓ Set challenging performance objectives	✓ Prohibit hedging and pledging of company shares
✓ Appropriately balance short- and long-term incentives	✓ Include non-solicitation and non-competitionprovisions in award agreements, with a “clawback” of equity under specified circumstances
✓ Align executive compensation with shareholder returns through performance-based equity incentive awards	✓ Mitigate potential dilutive effects of equity awards through share repurchase program
✓ Use appropriate peer groups when establishing compensation	✓ Hold an annual “say-on-pay” advisory vote
✓ Implement meaningful equity ownership guidelines	✓ Retain an independent compensation consultantto advise the Compensation Committee
✓ Include caps on individual payouts in short- and long-term incentive plans

What We Don’t Do
× No contracts with multi-year guaranteed salary increases or non-performance bonus arrangements	× No supplemental executive retirement plan
× No “golden parachutes” or change in control payments	× No excessive perquisites
× No “single trigger” equity acceleration provisions	× No change in control tax gross-ups

PAY-FOR-PERFORMANCE

Accenture’s compensation practices, including with respect to the named executive officers, are tied to Company and individual performance, which are evaluated based on 3 broad themes that we use to tie pay to performance for our named executive officers: driving growth by helping Accenture’s clients become high performance businesses — “Value Creator”; educating, energizing and inspiring Accenture’s people — “People Developer”; and running Accenture as a high performance business — “Business Operator.” As discussed more fully below, the Compensation Committee believes that total compensation for the Company’s named executive officers should be closely aligned with the Company’s performance and each individual’s performance (see “— Process for Determining Executive Compensation — Performance Objectives Used in Evaluations” below).

The Compensation Committee established the performance-based compensation for fiscal 2015 and the equity awards to be made in January 2016 based in part on the analysis in a pay-for-performance report prepared for the Compensation Committee by its independent compensation consultant, Pay Governance. Taking into consideration fiscal 2015 performance and the other factors described above, the Compensation Committee approved a higher overall

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level of funding for the global annual bonus for fiscal 2015 and a higher level of funding under our equity awards program intended to reward achievement in fiscal 2015 in the aggregate to our named executive officers when compared to fiscal 2014, as further discussed below.

To tie pay to performance, our named executive officers are eligible for a cash bonus award under our Global Annual Bonus plan that rewards our named executive officers and other eligible employees for a combination of Company and individual performance over the fiscal year. We use 2 different types of equity compensation programs for our named executive officers: the Key Executive Performance Share Program and the Accenture Leadership Performance Equity Award Program. The Key Executive Performance Share Program is intended to reward achievement during a future 3-year performance period while the Accenture Leadership Performance Equity Award Program is intended to reward executives for performance in the preceding fiscal year. Our cash and long-term equity compensation programs are described under “— Compensation Programs” below.

In terms of alignment between pay and performance, the Compensation Committee uses a multi-year evaluation of realizable total direct compensation, which was prepared by Pay Governance after the end of fiscal 2015 and which compares the Company’s performance relative to its peer group. The analysis assesses the alignment of the Company’s performance with compensation that is earned over the relevant period. This longer-term outlook is also reflected in the 3-year performance periods used for grants made under the Key Executive Performance Share Program as described below (see “— Compensation Programs — Long-Term Equity Compensation”). The Compensation Committee continues to believe that a multi-year evaluation relative to the Company’s peer group is more appropriate in determining compensation than a single-year benchmark.

AVERAGE 3-YEAR REALIZABLE COMPENSATION FOR CHIEF EXECUTIVE OFFICERS

VS. 3-YEAR TOTAL SHAREHOLDER RETURN PERFORMANCE RANK (AS OF 8/31/15)

As the graph below shows, the Company’s performance with respect to total shareholder return over a 3-year period was at the 57th percentile among the companies in our peer group, while the realizable total direct compensation for Accenture’s chairman and chief executive officer was at the 46th percentile of the Company’s peer group, indicating that his pay and performance aligned over the 3-year period, as relative performance was ranked higher than relative pay as compared to our peer group.

We define realizable total direct compensation as the sum of:

(1)	All cash compensation earned during the 3-year period;

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(2)	The ending value (rather than the grant date fair value) of all time-vested RSUs granted during the 3-year period;

(3)	The ending value of performance-vested equity awards earned in the final year of the 3-year period;

(4)	The estimated value, based on performance to date, of any performance-vested equity awards still outstanding as of the end of the 3-year period (with the value of outstanding awards measured by the closing stock price at fiscal year-end); and

(5)	For those companies in our peer group that issue stock options, the ending value of in-the-money stock options granted during the 3-year period.

As noted above, the Company’s performance with respect to total shareholder return over a 3-year period was at the 57th percentile among the companies in our peer group. The realizable total direct compensation for all of our named executive officers for the same 3-year period was in the 20th percentile.

SAY-ON-PAY AND SAY-ON-FREQUENCY VOTES

Each year, the Compensation Committee considers the outcome of the shareholder advisory vote on executive compensation when making future decisions relating to the compensation of our named executive officers and our executive compensation program and policies. Shareholders continued to show strong support of our executive compensation programs, with more than 96% of the votes cast for the approval of the “say-on-pay” proposal at our 2015 annual general meeting of shareholders. Given this strong support, which we believe demonstrates our shareholders’ satisfaction with the alignment of our named executive officers’ compensation with the Company’s performance, the Compensation Committee determined not to implement any significant changes to our compensation programs in fiscal 2015 as a result of the shareholder advisory vote.

As the Dodd-Frank Wall Street Reform and Consumer Protection Act requires that votes on the frequency of shareholder votes on executive compensation be held at least once every 6 years, we currently expect the next shareholder vote on frequency to occur at the Company’s 2017 annual general meeting.

PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

The Compensation Committee evaluates overall Company performance for a fiscal year by reviewing the results achieved against the performance objectives for the year in the context of the overall performance of the market (as discussed below under “— Performance Objectives Used in Evaluations”) and then determining whether the Company exceeded, met or partially met the objectives as a whole for the year.

In October 2015, the Compensation Committee, in consultation with Messrs. Nanterme and Rowland, assessed the overall Company performance for fiscal 2015. In assessing overall Company performance, the Compensation Committee focused on those aspects of the Company’s performance reflected in the results discussed above. In making its determination, the Compensation Committee considered the Company’s strong fiscal 2015 performance, which was particularly notable in light of the dynamic and increasingly competitive market in which the results were achieved. The Compensation Committee specifically noted that the Company delivered on the initial business outlook provided at the beginning of the fiscal year, that revenue growth was significantly above original guidance, that the Company achieved improved profitability while making significant investments in the Company and its employees and that earnings per share for fiscal 2015 were strong. Furthermore, the Compensation Committee acknowledged the Company’s execution of its strategy as the Company continued to experience very strong growth in its digital and cloud-related services. The Compensation Committee determined that the Company’s performance “exceeded” the objectives for the year as a whole.

The Compensation Committee’s determination of the Company’s performance rating is then used as one of the key factors in setting the amounts of compensation that the named executive officers receive for each of the performance elements of compensation described below. In setting compensation, the Compensation Committee took into account as a key factor the individual performance rating for the chairman and chief executive officer it set together with the Nominating & Governance Committee and the lead director (who is also the chair of the Compensation Committee), as prescribed by the committees’ charters, and the individual performance ratings for the other named executive officers.

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Performance Objectives Used in Evaluations

As discussed above, individual performance-based compensation is determined by evaluating performance against annual objectives, with no single objective being material to an individual’s overall performance evaluation. The objectives for fiscal 2015 were reviewed and approved by the Compensation Committee at the beginning of the fiscal year and served as one of the components against which the Nominating & Governance Committee, together with the Compensation Committee, considered Mr. Nanterme’s performance for fiscal 2015. These included financial objectives that were established at the beginning of the year by reference to annual fiscal-year performance targets set for Accenture with respect to revenue growth in local currency, operating margin, earnings per share, new bookings and free cash flow, as well as other non-financial objectives, as described below. After these company-wide performance objectives were determined by the Compensation Committee for Mr. Nanterme, relevant portions were then incorporated into the performance objectives of the other named executive officers. Each named executive officer other than Mr. Nanterme may also have additional objectives specific to his or her role. We believe that encouraging our named executive officers, as well as other employees with management responsibility, to focus on a variety of performance objectives that are important for creating shareholder value, reduces incentives to take excessive risk with respect to any single objective.

The Nominating & Governance Committee, together with the Compensation Committee, with respect to Mr. Nanterme, and Mr. Nanterme with respect to the other named executive officers, evaluated the annual performance of, and issued an individual performance rating for, each of the named executive officers for fiscal 2015, by assessing whether they exceeded, met or partially met their performance objectives for the year. The individual performance rating and evaluation were used by Mr. Nanterme in connection with setting his recommendations to the Compensation Committee for each of the named executive officers’ fiscal 2015 performance-based compensation, other than for himself. The Company does not apply a formula or use a pre-determined weighting when comparing overall performance against the various objectives, and no single objective is material in determining individual performance.

As in prior years, the Company’s performance objectives for fiscal 2015 centered on 3 overarching themes:

¡	Driving growth by helping the Company’s clients become high performance businesses — “Value Creator.” The Company’s objectives included improving our market share position, focusing on the leadership position of our brand in the marketplace, expanding in our growth markets and using our inorganic growth to further enhance our differentiation and growth. These objectives were applicable to each of the named executive officers. To help achieve these objectives, the Company continued its focus on industries and market innovation and continued to invest in and enhance its capabilities and offerings. We continue to align our resources around our 5 operating groups (Communications, Media & Technology, Financial Services, Health & Public Service, Products and Resources) and 5 businesses (Accenture Strategy, Accenture Consulting, Accenture Digital, Accenture Technology and Accenture Operations).

¡	Educating, energizing and inspiring the Company’s people — “People Developer.” The Company’s objectives included motivating its employees and executing its human capital and diversity strategies. These objectives were applicable to each of the named executive officers. In fiscal 2015, the Company continued to implement its human capital strategy to ensure that it has the best talent, with highly specialized skills, at the right levels in the right locations, to enhance our differentiation and competitiveness. The Company remains deeply committed to the career development of its people and invested $841 million in fiscal 2015 in training and professional development — leveraging the latest digital technologies, including virtual classrooms, to deliver highly relevant training at the point of need. The Company continued with its programs to identify and develop high-potential future Accenture Leaders in Greater China, India, Australia, the ASEAN countries, Latin America, the Middle East and South Africa, among other geographies. The Company also invested in executive leadership development for women, which aims to identify and develop high potential women leaders within Accenture, and its annual program that focuses on building future client account leadership capabilities. The Company was widely recognized externally as an employer of choice and for its diversity efforts to attract and retain working mothers, ethnic minorities, military veterans, people with disabilities and lesbian, gay, bisexual and transgender (LGBT) employees. Further, in fiscal 2015, the Company demonstrated its ongoing commitment to corporate citizenship and sustainability initiatives by setting a series of new goals related to its Skills to Succeed initiative, carbon reduction and workforce diversity as discussed under “Corporate Governance — Corporate Citizenship and Sustainability” above.

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¡	Running Accenture as a high performance business — “Business Operator.” The Company’s fiscal 2015 business outlook included the new bookings, revenues, operating margin, earnings per share and free cash flow targets outlined under “— Company Highlights — Fiscal 2015 Company Performance” above. For fiscal 2015, the Company delivered on every metric in the initial business outlook provided in its September 24, 2014 earnings announcement. For the year, the Company met its original outlook for new bookings and exceeded its original outlook for revenue with very strong growth of 11% in local currency and 3% in U.S. dollars, gaining significant market share. The Company met its operating margin and earnings per share objectives on an adjusted basis while continuing to make significant investments in the business, generated strong free cash flow, met its commitment to return cash to shareholders and continued to achieve high levels of internal controls compliance. The new bookings, revenues, operating margin, earnings per share and free cash flow objectives were applicable to each of the named executive officers.

Determination of Total Compensation Opportunity

As discussed above, our compensation programs are designed to provide each of the named executive officers a total compensation opportunity and structure that should result in realizable total direct compensation that aligns with the Company’s and the individual’s performance.

In determining the total compensation opportunity for each named executive officer, in addition to internal comparisons across our global management committee, the Compensation Committee also reviewed, with the assistance of Pay Governance, the total compensation opportunities of the named executive officers of the companies within our peer group, specifically analyzing the reported total compensation opportunity at the 50th and 75th percentiles of the peer group as appropriate frames of reference. The Compensation Committee believes that the Company’s programs are designed so that the named executive officers should only receive a level of compensation in the upper quartile of our peer group if both their individual performance and the Company’s performance are in the “exceeds” category, as discussed under “— Company Highlights — Fiscal 2015 Company Performance” above and “—Performance Objectives Used in Evaluations” above.

Comparison of Realizable Total Direct Compensation to Company Performance

Because the future performance of neither the Company nor the companies in our peer group are known at the time that the compensation opportunities under the Company’s programs are established, Pay Governance also performs for the Compensation Committee an annual review of the most recent historical alignment of pay and performance relative to the Company’s peers. This review is intended to help the Compensation Committee ensure that the Company aligns pay and performance relative to its peers and that our compensation programs are working as intended. The results of the review with respect to all of our named executive officers are summarized in “— Pay-for-Performance” above.

FISCAL 2015 COMPENSATION DECISIONS

Summaries of the processes undertaken and the compensation decisions made by the Compensation Committee in October 2015 for our chairman and chief executive officer and the other named executive officers of the Company are set out below.

Chairman and Chief Executive Officer

At a meeting in October 2015, the Nominating & Governance Committee, together with the Compensation Committee, set Mr. Nanterme’s individual performance rating for fiscal 2015 at a level consistent with the overall Company performance rating, which was in the “exceeds” category. In making this determination, the committees took into account the Company’s overall fiscal 2015 performance, the results of Mr. Nanterme’s leadership (including feedback solicited by our chief human resources officer from members of our global management committee and other senior leaders) and the impact that he had on the Company’s performance, as well as his performance against a set of approximately 12 performance “objectives,” some of which were Company-based performance objectives. As described

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above, these financial, operational and qualitative objectives fell under 3 themes: “Value Creator”; “People Developer”; and “Business Operator.” In evaluating performance against the objectives, no formula or pre-determined weighting was used, and no one objective was individually material. Mr. Nanterme was not present during the committees’ review of his performance.

At a subsequent meeting, the Compensation Committee reviewed with its compensation consultant, Pay Governance, the results of Pay Governance’s market trends report, chief executive officer pay benchmarking report and the pay-for-performance report discussed below under “— Role of Benchmarking.” As part of this review, Pay Governance provided input to the Compensation Committee regarding the final 2015 compensation for Mr. Nanterme. This input reflected the Company’s performance results for fiscal 2015; sustained historical performance results achieved over multiple years; external market references (including absolute and relative performance against peers); internal compensation references; and the leadership role of Mr. Nanterme. Mr. Nanterme was not involved in setting his compensation and was not present during the Compensation Committee’s review of his compensation.

As a result of its fiscal 2015 assessments and data provided by its compensation consultant, the Compensation Committee approved the following compensation elements for Mr. Nanterme set out below:

Compensation Element	Chairman and Chief Executive Officer Compensation Determinations
Base Compensation	Base compensation of €865,476, to be paid in euros, consistent with his base compensation for the prior compensation year.
Global Annual Bonus	Fiscal 2015 cash bonus of €2,812,797, to be paid in euros, an increase of 28% compared with fiscal 2014, reflecting very strong Company and individual performance.
Long-Term Equity Compensation	Equity awards with a target grant date fair value of approximately $12,515,000 to be made in January 2016. These equity awards represent an increase of 13% compared with the target grant date fair value of the equity awards made to Mr. Nanterme in January 2015.
The Key Executive Performance Share Program, which has a target grant date fair value of $11,325,000, represents approximately 90% of the equity to be granted to Mr. Nanterme and will vest, if at all, following the completion of fiscal 2018 based on future Company performance over a 3-year period. The remaining $1,190,000, representing approximately 10% of the equity to be granted to Mr. Nanterme, will vest on a time-based schedule under the Accenture Leadership Performance Equity Award Program.

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EXECUTIVE COMPENSATION

Named Executive Officers Other than the Chairman and Chief Executive Officer

In determining the fiscal 2015 compensation of the named executive officers, other than the chairman and chief executive officer, Mr. Nanterme submitted a recommendation to the Compensation Committee for the overall compensation of each of these officers for the committee’s review, discussion and approval. In making these recommendations, Mr. Nanterme considered the following 4 factors: (1) Company performance, including objective and subjective measures; (2) each officer’s individual contribution and demonstrated leadership; (3) internal comparisons across our global management committee; and (4) external market references. Individual contribution and leadership of each named executive officer were measured against the relevant portions of the performance “objectives” as described above in “— Process for Determining Executive Compensation — Performance Objectives Used in Evaluations.” Management and the Compensation Committee believe that this approach reflects that the leadership team is collectively responsible for a broad range of Company results and initiatives. In evaluating performance against the objectives, no formula or pre-determined weighting was used, and no one objective was individually material.

Mr. Nanterme discussed with the Compensation Committee the leadership role and performance of each of the named executive officers, other than himself. For the other named executive officers, to the extent applicable, Mr. Nanterme also discussed with the Compensation Committee the financial results of the businesses for which they were responsible. In developing his recommendations to the Compensation Committee for the compensation of such named executive officers, Mr. Nanterme used a report prepared by Towers Watson for management. The Towers Watson report included information on market-comparable compensation based on a benchmarking approach developed by Towers Watson and Pay Governance. Before making the final compensation decisions for the year, the Compensation Committee shared and reviewed with Pay Governance both the recommendations of Mr. Nanterme and the Towers Watson report prepared for management.

Based upon Mr. Nanterme’s recommendations, the Compensation Committee’s assessment of each of the other named executive officers’ fiscal 2015 performance and their upcoming responsibilities, and the other considerations described in this Compensation Discussion and Analysis, the Compensation Committee approved the following compensation elements for the named executive officers other than the chairman and chief executive officer:

Compensation Element	Other Named Executive Officer Compensation Determinations
Base Compensation	Base compensation consistent with their respective base compensation for the prior compensation year.
Global Annual Bonus	Fiscal 2015 cash bonus, taken as a whole, increased an average of 32% in local currency compared to the total cash bonus for fiscal 2014, reflecting very strong Company and individual performance.
Long-Term Equity Compensation[1]

Equity awards to be made in January 2016, including awards based on their individual performance in fiscal 2015, with a total target grant date fair value, taken as a whole, that increased 18% compared to the total target grant date fair value, taken as a whole, made to them in fiscal 2015.

The Key Executive Performance Share Program, which has a target grant date fair value, taken as a whole, of $6,500,000, represents 68% of the equity to be granted to our other named executive officers and will vest, if at all, following the completion of fiscal 2018 based on 3-year Company performance; 32% of the equity granted to our other named executive officers will vest on a time-based schedule under the Accenture Leadership Performance Equity Award Program.

(1)	Excludes awards made to Mr. Rohleder, which are discussed below.

In connection with the previously announced retirement of Mr. Rohleder, the Company’s former group chief executive—North America, the Compensation Committee determined that in lieu of the time-vesting awards of RSUs that would have been granted to Mr. Rohleder for his performance in fiscal 2015, Mr. Rohleder will instead receive an equivalent amount of cash in the amount of $750,000. This has the effect of changing equity compensation that would have been reportable for Mr. Rohleder in fiscal 2016 had he been a named executive

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officer for that fiscal year to bonus compensation for fiscal 2015, as reflected in the “Summary Compensation Table” below. In addition, in connection with Mr. Rohelder’s retirement, the Compensation Committee approved the waiver of the remaining service-based vesting conditions for a portion of Mr. Rohleder’s previously granted awards under the Voluntary Equity Investment Program and under the 2014 and 2015 Key Executive Performance Share Programs.

Role of Benchmarking

To support the Compensation Committee, Pay Governance performs extensive analyses focusing on executive compensation trends, compensation opportunity, total realizable pay, the difficulty of achieving incentive plan goals and pay-for-performance alignment.

Fiscal 2015 Peer Group

Each year the Compensation Committee also reviews and approves a peer group for use in conducting competitive market analyses of compensation for our named executive officers. We do not believe many companies compete directly with us in all lines of our business. However, with the assistance of Pay Governance, the Compensation Committee identifies a peer group of relevant public companies for which data are available that are comparable to the Company in at least some areas of our business. Our peer group includes companies that have one or more of the following attributes, which were considered in the screening process to identify appropriate peers:

¡	publicly traded securities listed on a U.S. stock exchange that are subject to reporting obligations that are similar to Accenture’s;

¡	revenues within a range similar to Accenture’s revenues;

¡	similar business or services operations in the industries and markets in which Accenture competes; and

¡	being a direct line of business competitor.

Our peer group did not change in fiscal 2015 compared to fiscal 2014. During fiscal 2014, the Compensation Committee, in consultation with Pay Governance, removed SAIC, Inc. as one of the peer group companies as a result of its corporate reorganization and added Cognizant Technology Solutions Corporation as a substitute comparable company. Except for this change, our peer group companies have been unchanged since fiscal 2010. The Compensation Committee believes this grouping provides a meaningful gauge of current pay practices and levels as well as overall compensation trends among companies engaged in the different aspects of the Company’s business. This group of companies is different from the peer group companies used for measuring total shareholder return for the Key Executive Performance Share Program (see also “— Narrative Supplement to Summary Compensation Table and to Grants of Plan-Based Awards Table — Key Executive Performance Share Program” below).

The Compensation Committee and Pay Governance also reviewed, for reference, a report prepared by Towers Watson for management based on (1) the most recent available published survey data and (2) data from the peer companies’

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most recent proxy filings on compensation levels of the highest-paid executives at comparably large companies. The Compensation Committee uses this information to understand the current compensation practices in the broader marketplace. While providing valuable background information, this information did not materially affect the determination of the compensation of any named executive officer for fiscal 2015.

COMPENSATION PROGRAMS

This section describes the elements of our named executive officers’ compensation, which consist of the following:

Cash Compensation	Long-Term Equity Compensation
Base Compensation	Key Executive Performance Share Program
Global Annual Bonus	Accenture Leadership Performance Equity Program
Voluntary Equity Investment Program

Cash Compensation

Cash compensation for Accenture’s named executive officers consists of 2 components: base compensation and the global annual bonus, each of which are described below.

Base Compensation

Base compensation provides a fixed level of compensation to a named executive officer each year and reflects the named executive officer’s leadership role, as opposed to individual performance. Base compensation may vary for named executive officers based on relative market compensation. Increases to base compensation, if any, generally take effect at the beginning of the compensation year, which begins on December 1 of each year.

Global Annual Bonus

The global annual bonus is designed to tie pay to both individual and Company performance. Funds are accrued during the fiscal year based on Company financial performance, compared to the earnings and profitability targets for the year. Final overall funding decisions are made at the end of the fiscal year based primarily upon the Company’s performance against these targets and are subject to approval by the Compensation Committee. Once the program’s Company-wide funding for the year is finalized, individual payout is determined based on each eligible employee’s career level within the Company and individual performance rating. Payments under this program are made in December. The program is designed to give higher bonuses to top performers and to provide higher incentives as employees advance through our career levels. All members of Accenture Leadership (approximately 5,700 employees), in addition to our named executive officers, are generally eligible for the global annual bonus.

Each of the named executive officers was assigned an annual target opportunity range that is a percentage of his base compensation. For Mr. Nanterme, this percentage ranged from zero to 350% of base compensation (consistent with last year’s range), and for the other named executive officers, this percentage ranged from zero to 145% of base compensation (which was also consistent with last year’s range). A named executive officer may earn more or less than his target award based upon the Company’s overall funding of the bonus pool under the plan and his or her individual annual performance rating, subject to a cap on the maximum payout. The Compensation Committee took the Company’s overall performance results into consideration in approving an overall funding percentage for the global annual bonus that was funded at the target level. This funding percentage applied to all eligible Accenture employees, including the named executive officers, based on their individual performance and career level.

Long-Term Equity Compensation

Our long-term equity compensation aligns the interests of our named executive officers with those of our shareholders. The Company intends for long-term equity compensation to constitute a significant component of the compensation opportunity for the named executive officers. The Company offers all of its equity grants in the form of RSUs, which are

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subject to performance and/or time vesting requirements. With respect to fiscal 2015, equity compensation awards for our named executive officers were approved under the following 3 separate programs.

Program	Eligible Employees	Objective

Key Executive Performance Share Program	Named executive officers and other members of our global management committee

Reward participants for driving the Company’s business to meet performance objectives related to operating income results and relative total shareholder return, in each case, over a 3-year period, encourage retention and align the interests of eligible participants with our shareholders.

Accenture Leadership Performance Equity Award Program	Members of Accenture Leadership

Recognize and reward high performers based on their individual performance and the Company’s performance, in each case, during the prior fiscal year, encourage retention and align the interests of eligible participants with our shareholders.

Accenture Leadership Voluntary Equity Investment Program	Members of Accenture Leadership	Encourage share ownership among Accenture Leadership through voluntary monthly purchases of shares via payroll deductions, with a 50% RSU matching grant opportunity upon satisfaction of program terms.

Our long-term equity compensation programs are part of a larger framework of compensation for all of our employees. As individuals assume more senior roles at the Company, they become eligible for additional equity compensation programs. As described above, our named executive officers and members of the global management committee are eligible for awards that are intended to reward their individual performance, align their pay with achievement of both annual and long-term performance goals and encourage them to acquire meaningful ownership stakes in Accenture.

Key Executive Performance Share Program

The Key Executive Performance Share Program is the primary program under which the Compensation Committee grants RSUs to the named executive officers and members of our global management committee and is intended to be the most significant single element of our named executive officers’ compensation over time. The program rewards these individuals for driving the Company’s business to meet performance objectives related to 2 metrics: operating income results and relative total shareholder return, in each case, over a 3-year period. For grants made with respect to fiscal 2015, the Company continued its approach of weighting operating income results more heavily than total shareholder return. The compensation opportunity under these grants will be based on performance weighted 75% on cumulative operating income results and 25% on cumulative total shareholder return, in each case over a 3-year period. This approach recognizes that operating income more accurately reflects the Company’s performance against its objectives. Vesting of grants under the program depends on Accenture’s cumulative performance against these metrics over the 3-year period. The Company believes this is important because it aligns a significant portion of the named executive officers’ realizable total direct compensation against performance over an extended period. For example, a period of poor performance against the Company’s operating income or total shareholder return targets could affect the ultimate vesting percentage for several years of RSU grants made to the named executive officers under this program. The Company also believes linking compensation to long-term Company performance encourages prudent risk management and discourages excessive risk taking for short-term gain.

Based on the Company’s cumulative operating income and total shareholder return for the 3-year period from fiscal 2013 through fiscal 2015, the 2013 Key Executive Performance Share Program awards vested at 107% of the target level (see also “— Narrative Supplement to Summary Compensation Table and to Grants of Plan-Based Awards Table — Key Executive Performance Share Program” below).

Accenture Leadership Performance Equity Award Program

The Accenture Leadership Performance Equity Award Program, for which all members of Accenture Leadership are eligible, is designed to recognize and reward high-performing members of Accenture Leadership for their performance in the most recently completed fiscal year and is funded based on overall Company performance. High-performing members of Accenture Leadership receive equity grants in the form of time-vesting RSUs based on their annual

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EXECUTIVE COMPENSATION

performance rating, which awards will vest in equal installments over a 3-year period with shortened vesting schedules applicable to participants who are age 50 or older. Each of the named executive officers is eligible for grants under this program based on his or her annual performance rating for fiscal 2015. The number of RSUs granted to members of Accenture Leadership under this program may also be adjusted based on Company performance. Based on Company performance in fiscal 2015, the overall funding percentage for awards to be made in January 2016 was set at 100% (see also “— Narrative Supplement to Summary Compensation Table and to Grants of Plan-Based Awards Table” below).

Voluntary Equity Investment Program

The Voluntary Equity Investment Program is a matching program that further encourages share ownership among all members of Accenture Leadership, who may designate up to 30% of their cash compensation to make monthly purchases of Accenture plc Class A ordinary shares. Total contributions from all participating members of Accenture Leadership under this program are limited to an amount that is not more than 15% of the total amount expended for cash compensation for members of Accenture Leadership. Following the end of the program year, participants who continue to be employed are awarded a 50% matching RSU grant that generally vests 2 years later, which enables members of Accenture Leadership to receive 1 RSU for every 2 shares they purchased during the year, provided they do not sell or transfer the purchased shares prior to the matching grant date (see also “— Narrative Supplement to Summary Compensation Table and to Grants of Plan-Based Awards Table” below).

Other Compensation

Consistent with the Company’s compensation philosophy, the Company provides only limited personal benefits to the named executive officers. These include the use of an automobile and driver for the chairman and chief executive officer, premiums paid on life insurance policies, tax-return preparation services and, for our retired named executive officers, partially subsidized medical insurance benefits. Consistent with Company practice for international assignments, Mr. Casati receives a housing allowance. In addition, gifts to educational institutions made by Mr. Rohleder and Ms. Sweet were matched by the Company under the charitable gift matching program applicable to all U.S. employees. Additional discussion of the personal benefits and other compensation provided to the named executive officers in fiscal 2015 is included in the “Summary Compensation Table” below.

ADDITIONAL INFORMATION

Equity Ownership Requirements

The Company has an equity ownership requirement policy pursuant to which the Company’s most stringent share ownership requirements apply to the named executive officers. These share ownership requirements are intended to ensure that each of the named executive officers holds a meaningful ownership stake in Accenture. The Company intends that this ownership stake will further align the interests of the named executive officers and the Company’s shareholders. Under these requirements, by the 5th anniversary of achieving that status, each of the named executive officers is required to hold Accenture equity with a value equal to at least 6 times his or her base compensation. Each of our named executive officers (except Mr. Rohleder who retired on August 31, 2015) maintains ownership of Accenture equity in excess of this requirement. Named executive officers may only satisfy this ownership requirement through the holdings they acquire pursuant to the Company’s share programs, and the Company does not apply holding periods to any specific equity award beyond its vesting date(s).

Derivatives and Hedging

All employees, including our named executive officers, and members of the Board, are subject to a policy that prohibits them (or their designees) from purchasing shares on margin or purchasing financial instruments that are designed to hedge or offset any fluctuations in the market value of the Company’s equity securities they hold, whether or not such securities were acquired from Accenture’s equity compensation programs.

Pledging Company Securities

Our chairman and chief executive officer and the members of our global management committee, other key employees and members of the Board are prohibited from borrowing against any account in which the Company’s securities are held or pledging the Company’s securities as collateral for a loan.

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EXECUTIVE COMPENSATION

Employment Agreements

The Company’s named executive officers, other than Mr. Nanterme, have each entered into standardized employment agreements with the Company’s local affiliates in the country in which they are employed that include non-competition and non-solicitation obligations. The Company’s employment agreements do not include negotiated compensatory commitments, guaranteed bonus amounts, “golden parachutes,” multi-year severance packages, significant accelerated vesting of stock awards or other payments triggered by a change of control, U.S. Internal Revenue Code section 280G or other tax gross-up payments related to a change of control or other features that have been found in executive employment agreements in the Company’s industry, other than as may be required by local law. The named executive officers receive compensatory rewards that are tied to their own performance and the performance of the Company’s business, rather than by virtue of longer-term employment agreements. This is consistent with the Company’s objective to reward individual performance and support the achievement of its business objectives.

Post-Termination Compensation

The Company has structured its employment arrangements with the named executive officers such that it only provides limited post-termination compensation. Except as required under French law for Mr. Nanterme as discussed below, the Company’s employment agreements with our named executive officers do not contain multi-year or significant lump-sum compensation payouts to a named executive officer upon termination of employment. Similarly, except for Mr. Rowland, the Company has chosen not to contribute to pension or other retirement plans for any of the current named executive officers and does not offer significant deferred cash compensation or other post-employment benefits. Mr. Rowland became a participant in the Company’s U.S. pension plan prior to assuming a leadership role with the Company. As described under “Pension Benefits for Fiscal 2015” below, the benefits for Mr. Rowland under this plan were frozen on August 31, 2000.

Post-Termination Compensation under Employment Agreements

Mr. Nanterme’s employment agreement is governed by French law and includes the following provisions:

¡	payments for his post-employment non-competition and non-solicitation obligations, equal to 12 months’ base and bonus compensation (based on the average amount received over the 12 months preceding termination), provided, however, that those payments can be reduced or limited to the extent the Company chooses not to enforce the non-competition and non-solicitation obligations;

¡	3 months’ notice (or payment of 3 months’ base and bonus compensation (based on the average amount received over the 12 months preceding termination) in lieu of notice) except in the case of serious or gross misconduct; and

¡	except in the case of voluntary resignation, a severance payment under the collective bargaining agreement that applies under French law to all Accenture employees in France, equal to one-third of a month of base and bonus compensation (based on the average amount received over the 12 months preceding termination) per year of service, up to a maximum of 12 months, in each case, as described under “Potential Payments upon Termination” below.

Mr. Casati’s employment agreement, which is our standard agreement for members of Accenture Leadership in Singapore, is governed by the laws of the Republic of Singapore and includes the following provisions:

¡	payments for his post-employment non-competition and non-solicitation obligations, equal to his annual base compensation, except that the Company will not be obligated to make such payments in the event it waives the non-competition and non-solicitation obligations on or before termination; and

¡	4 months’ notice for termination (or payment of 4 months’ base compensation in lieu of notice), except in the event of termination for cause,

in each case, as described under “Potential Payments upon Termination” below.

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EXECUTIVE COMPENSATION

U.S. Accenture Leader Separation Benefits Plan

Members of Accenture Leadership employed in the United States, including Messrs. Rowland, Rohleder and van ’t Noordende and Ms. Sweet, are eligible for benefits under our Accenture Leader Separation Benefits Plan. With respect to our most senior leaders, this plan provides that, subject to the terms and conditions of the plan, and contingent upon the execution of a separation agreement (which requires, among other things, a complete release of claims and affirmation of existing post-departure obligations, including non-compete and non-solicitation requirements), if the leader’s employment is involuntarily terminated, other than for “cause” (as defined under the plan), the terminated executive is entitled to receive the following:

¡	if the termination is for reasons unrelated to performance: (1) an amount equal to 6 months of base compensation, plus (2) 1 week of base compensation for each completed year of service (up to an additional 2 months of base compensation), plus (3) a $12,000 Consolidated Omnibus Budget Reconciliation Act (“COBRA”) payment (which is related to health and dental benefits); or

¡	if the termination is for reasons related to performance: (1) an amount equal to 4 months of base compensation, plus (2) an $8,000 COBRA payment.

In addition, members of Accenture Leadership who are terminated involuntarily other than for cause, including those terminated for reasons related to performance, are entitled to 12 months of outplacement benefits, which is provided by an outside firm selected by Accenture, at a maximum cost to Accenture of $11,000 per person (see “Potential Payments upon Termination” below).

U.S. Retiree Medical Benefit Program

Members of Accenture Leadership employed in the United States who retire from the Company after reaching age 50 and who have achieved at least 10 years of service are also eligible to participate in the U.S. Retiree Medical Benefit Program, which provides partially subsidized medical insurance benefits for them and their dependents (see “Potential Payments upon Termination” below).

Global Management Committee Retirement Provisions

On October 22, 2014, the Compensation Committee approved new retirement provisions related to the vesting of outstanding awards under the Company’s former Senior Officer Performance Equity Award Program and to cash payments in lieu of receiving RSUs under the Accenture Leadership Performance Equity Award Program that are intended to generally apply to all global management committee members. While the new provisions are intended to replace most individual retirement decisions, the Compensation Committee may, from time to time, approve individual separation arrangements with global management committee members, such as the decision described below with respect to Mr. Rohleder. Pursuant to the terms of the Senior Officer Performance Equity Awards (which program was discontinued in fiscal 2014), if a global management committee member (other than our chief executive officer) who is eligible for age-based vesting retires on or after the fiscal year-end (August 31) but before the following January 1, the Company will allow for the vesting of awards that would otherwise have vested on January 1 had such global management committee member not retired before that date (see “Potential Payments upon Termination” below). In addition, the Compensation Committee determined that qualifying members of our global management committee who retire on or after the fiscal year-end but before the following February 1 will receive a cash payment in recognition of their prior fiscal year performance rather than receiving RSUs under the Accenture Leadership Performance Equity Award Program, which they would have received had they not retired before that date.

In addition to the global management committee retirement provisions described above, in connection with the previously announced retirement of Mr. Rohleder, who has held many senior leadership roles during his 34 years with the Company, including most recently group chief executive — North America from June 2014 to May 2015, group chief executive — Health & Public Service from September 2009 to June 2014 and the Company’s chief operating officer from September 2004 to September 2009, the Compensation Committee determined to waive the remaining service-based vesting conditions for 4,362 time-vesting restricted share units granted under the 2014 Voluntary Equity Investment Program, and for 33,991 performance-vesting restricted share units (assuming target performance) granted under the 2014 and 2015 Key Executive Performance Share Programs that were not otherwise scheduled to vest on or prior to Mr. Rohleder’s retirement.

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EXECUTIVE COMPENSATION

No Change in Control Arrangements

As described above, the Company’s employment agreements do not contain “golden parachutes,” multi-year severance packages or guarantees, accelerated vesting of stock awards or other payments triggered by a change of control. Similarly, we do not provide our executives U.S. Internal Revenue Code section 280G or other tax gross-up payments related to a change of control.

Clawback Policy

Accenture has a clawback policy that applies to both incentive cash bonus and equity-based incentive compensation awarded to the Company’s chairman and chief executive officer, members of the global management committee and approximately 200 of its most senior leaders. Under the policy, to the extent permitted by applicable law and subject to the approval of the Compensation Committee, the Company may seek to recoup any incentive based compensation awarded to any executive subject to the policy, if (1) the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws; (2) the misconduct of an executive subject to the policy contributed to the noncompliance that resulted in the obligation to restate; and (3) a lower award would have been made to the covered executive had it been based upon the restated financial results.

Under the terms of Mr. Nanterme’s employment agreement, a violation of his obligations of confidentiality, non-competition and/or non-solicitation would result in a repayment by him of 6 months of base compensation.

In addition, the existing equity grant agreements between Accenture and our named executive officers include recoupment provisions in specific circumstances, even after the awards have vested. For example, in the event a named executive officer leaves the Company and competes against us within a specified time period (for example, by joining a competitor, targeting our clients or recruiting our employees), the award recipient is generally obligated to return to the Company the shares originally delivered to that recipient under our equity programs.

Compensation Risk Assessment and Management

In fiscal 2015, management performed an annual comprehensive review for the Compensation Committee regarding whether the risks arising from any of our compensation policies or practices are reasonably likely to have a material adverse effect on the Company. We believe that the structure of our compensation program does not encourage unnecessary or excessive risk taking. Our policies and practices include some of the following risk-mitigating characteristics:

¡	compensation programs operate within a governance and review structure that serves and supports risk mitigation;

¡	the Compensation Committee approves performance awards for our chairman and chief executive officer and members of our global management committee after reviewing corporate and individual performance;

¡	a balance of annual and long-term incentive opportunities and of fixed and variable features;

¡	vesting of performance-based equity awards, the most significant element of our named executive officers’ compensation opportunity over time, is determined based on achievement of 2 metrics, measured on a cumulative basis, over a 3-year period (operating income relative to plan and total shareholder return relative to a peer group);

¡	focus on a variety of performance objectives, thereby diversifying the risk associated with any single indicator of performance; and

¡	members of Accenture Leadership who are granted equity are subject to our equity ownership requirements, which require all of those leaders to hold ownership stakes in the Company to further align their interests with the Company’s shareholders (see “Additional Information — Equity Ownership Requirements” above).

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EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the Compensation Discussion and Analysis section of this proxy statement and discussed that section with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K. This report is provided by the following independent directors, who compose the Compensation Committee:

The Compensation Committee

Marjorie Magner, Chair

Dina Dublon

William L. Kimsey

Arun Sarin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee is composed solely of independent directors. During fiscal 2015, no member of our Compensation Committee was an employee or officer or former officer of Accenture or had any relationships requiring disclosure under Item 404 of Regulation S-K. None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or our Compensation Committee during fiscal 2015.

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below sets forth the compensation earned by or paid to our named executive officers during the fiscal years ended August 31, 2013, 2014 and 2015. Ms. Sweet and Messrs. Casati and van ’t Noordende were not named executive officers in 2013 and 2014; therefore, in accordance with the SEC’s disclosure rules, information regarding compensation for the year that those individuals were not named executive officers is not included in the table below. All amounts are calculated in accordance with SEC disclosure rules, including amounts with respect to our equity compensation plan awards, as further described below.

Name & Principal Position	Year	Salary($)		Bonus($)		Stock Awards($)(1)			Option Awards($)	Non-Equity Incentive Plan Compensation($)(2)		Change in Pension Value & Nonqualified Deferred Compensation Earnings($)			All Other Compensation($)(3)		Total($)
PIERRE NANTERME(4) Chairman and Chief Executive Officer	2015 2014 2013	$ $ $	1,010,664 1,179,798 1,126,333	— — —		$ $ $	11,696,292 11,899,930 10,481,421		— — —	$ $ $	2,990,047 2,742,937 3,134,328		— — —		$ $ $	79,211 102,798 44,313	$ $ $	15,776,214 15,925,463 14,786,395
DAVID P. ROWLAND Chief Financial Officer	2015 2014 2013	$ $ $	1,122,781 1,082,750 1,082,750	— — —		$ $ $	2,415,292 1,729,838 1,190,562		— — —	$ $ $	1,459,616 1,122,140 815,138	$ $	15,785 51,986 —	(5) (5)	$ $ $	5,955 5,726 5,176	$ $ $	5,019,429 3,992,440 3,093,626
GIANFRANCO CASATI(6) Group Chief Executive — Growth Markets	2015		$1,015,914	—			$2,202,266		—		$1,242,549		—			$274,827		$4,735,556
ALEXANDER M. VAN ’T NOORDENDE Group Chief Executive — Products	2015		$1,136,125	—			$2,221,912		—		$1,354,261		—			$10,241		$4,722,539
JULIE SWEET(7) Group Chief Executive — North America	2015		$1,136,125	—			$1,939,802		—		$1,329,266		—			$109,904		$4,515,097
STEPHEN J. ROHLEDER(8) Former Group Chief Executive — North America	2015 2014 2013	$ $ $	1,136,125 1,136,125 1,136,125	$750,000 — —	(9)	$ $ $	4,839,238 2,251,357 2,359,666	(10)	— — —	$ $ $	1,476,962 1,331,039 1,431,518		— — —		$ $ $	181,698 11,781 13,130	$ $ $	8,384,023 4,730,302 4,940,439

(1)	Represents aggregate grant date fair value of stock awards during each of the years presented, computed in accordance with Topic 718, without taking into account estimated forfeitures. The assumptions made when calculating the amounts are found in Note 11 (Share-Based Compensation) to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended August 31, 2015. Terms of the fiscal 2015 stock awards are summarized under “Compensation Discussion and Analysis — Compensation Programs — Long-Term Equity Compensation” above and in “— Narrative Supplement to Summary Compensation Table and to Grants of Plan-Based Awards Table” below. With respect to amounts included for the Key Executive Performance Share Program awards, the estimate of the grant date fair value determined in accordance with Topic 718, which is based on probable outcome as of the grant date, assumes vesting between target and maximum. Assuming the achievement of either the probable outcome as of the grant date or maximum performance, the aggregate grant date fair value of the Key Executive Performance Share Program awards for each fiscal year included in this column would be as follows:

		Key Executive Performance Share Program
	Year	Grant Date Fair Value Based on Probable Outcome	Grant Date Fair Value Based on Maximum Achievement
Mr. Nanterme	2015	$10,862,968	$15,299,955
	2014	$10,899,978	$14,999,936
	2013	$ 9,731,348	$13,499,965
Mr. Rowland	2015	$ 1,890,363	$ 2,662,484
	2014	$ 1,089,980	$ 1,499,969
	2013	$ 540,625	$ 749,983
Mr. Casati	2015	$ 1,677,338	$ 2,362,447
Mr. van ’t Noordende	2015	$ 1,677,338	$ 2,362,447
Ms. Sweet	2015	$ 1,677,338	$ 2,362,447
Mr. Rohleder	2015	$ 1,677,338	$ 2,362,447
	2014	$ 1,471,494	$ 2,024,987
	2013	$ 1,459,712	$ 2,024,995

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EXECUTIVE COMPENSATION

(2)	Amounts reflect payments that were or will be made in December 2015, December 2014 and December 2013 under the global annual bonus program with respect to the 2015, 2014 and 2013 fiscal years, respectively. The terms of the global annual bonus are summarized under “Compensation Discussion and Analysis — Compensation Programs — Cash Compensation — Global Annual Bonus” above.

(3)	In accordance with the SEC’s disclosure rules, perquisites and other personal benefits provided to the named executive officers are not included for fiscal 2015 for Messrs. Rowland and van ’t Noordende because the aggregate incremental value of these items was less than $10,000 for each of these named executive officers. The incremental costs of perquisites and other personal benefits provided to Mr. Nanterme for fiscal 2015 were $42,606 for a car and driver and $19,504 for tax preparation and audit-related fees. The incremental cost of Mr. Nanterme’s car and driver was computed based on the actual fees paid to a service provider. The incremental costs of perquisites and other personal benefits provided to Mr. Casati for fiscal 2015, consistent with Company practice for international assignments, were $272,701 for a housing allowance and maintenance costs. The incremental costs of perquisites and other personal benefits provided to Ms. Sweet and Mr. Rohleder for fiscal 2015 include matching gifts to educational institutions where the Company recruits under our charitable gift matching program applicable to all U.S. employees. In the case of Ms. Sweet, the Company made a $100,000 matching gift for the establishment of the Accenture Changemaker Fund, and, in the case of Mr. Rohleder, the Company made a $125,000 matching gift for the establishment of the Rohleder/Accenture Presidential Scholarship in Business. The incremental costs of perquisites and other benefits provided to Ms Sweet and Mr. Rohleder for fiscal 2015 also include $6,500 and $6,360, respectively, for tax preparation fees. In addition, Mr. Rohleder received a retirement gift with an incremental cost of $9,962 in recognition of his 34 years of service.

Included for fiscal 2015 are life insurance premium payments of $10,573 for Mr. Nanterme, $4,362 for Mr. Rowland, $2,126 for Mr. Casati, $7,206 for Mr. van ’t Noordende, $2,970 for Ms. Sweet and $7,530 for Mr. Rohleder, and payments of $1,593 for Mr. Rowland, $303 for Mr. van ’t Noordende, $434 for Ms. Sweet and $8,355 for Mr. Rohleder, paid as reimbursement for excess taxes paid by them in jurisdictions in which those executives provided services to the Company outside of their respective home jurisdictions. These services resulted in taxes due in excess of the rate applicable to their respective home jurisdictions, which excesses were reimbursed by the Company. The amounts also include payments of $2,732 for Mr. van ’t Noordende for tax equalization payments under the Company’s same sex medical benefit equalization policy; as a result of a change in U.S. tax regulations regarding the taxation of benefits provided to married same sex couples, the Company’s equalization policy will no longer be necessary starting in fiscal 2016. The amounts further include $7,558 to Mr. Rohleder for a tax reimbursement related to his retirement gift, $16,933 for Mr. Rohleder for the accrued vacation payment he received in connection with his retirement at the end of fiscal 2015 and $6,528 for Mr. Nanterme for profit sharing mandated by French law.

Also, in accordance with applicable SEC rules, the value of dividend equivalents credited or otherwise allocated to RSUs in the form of additional RSUs with the same vesting terms as the original awards is not included in the “All Other Compensation” column because their value is factored into the grant date fair value of RSU awards. Additional RSUs awarded in connection with dividend adjustments are subject to vesting and delivery conditions as part of the underlying awards.

(4)	Mr. Nanterme is based in Europe and is compensated in euros. We converted his fiscal 2015 cash compensation, his local life insurance premium payment and the incremental cost of his car and driver to U.S. dollars at an exchange rate of 0.85634, which was the average monthly translation rate for fiscal 2015. His Non-Equity Incentive Plan Compensation amount was converted to U.S. dollars at an exchange rate of 0.94072, which is the monthly translation rate for the month in which the applicable payment will be made.

(5)	Mr. Rowland is our only named executive officer who has benefits under a pension plan or other retirement plan to which the Company contributes. He became a participant in the pension plan prior to assuming a leadership role at the Company, and his benefits under the plan were frozen on August 31, 2000, so there were no additional accruals in fiscal 2015. The actuarial present value of his accumulated pension benefit increased by $15,785 during fiscal 2015 due solely to the passage of time and a change in the applicable discount and mortality rates. The terms of his pension arrangements are summarized under “Pension Benefits for Fiscal 2015” below.

(6)	Mr. Casati is based in Singapore and is compensated in Singapore dollars. We converted his fiscal 2015 cash compensation, his local life insurance premium payment and the cost of his housing allowance and maintenance costs to U.S. dollars at an exchange rate of 1.32366, which was the average monthly translation rate for fiscal 2015. His Non-Equity Incentive Plan Compensation amount was converted to U.S. dollars at an exchange rate of 1.40690, which is the monthly translation rate for the month in which the applicable payment will be made.

(7)	Ms. Sweet served as our general counsel, secretary and chief compliance officer until June 1, 2015, when she became our group chief executive — North America.

(8)	Mr. Rohleder served as our group chief executive — North America until June 1, 2015. Mr. Rohleder retired from Accenture, effective August 31, 2015.

(9)	As described in “Compensation Discussion and Analysis — Fiscal 2015 Compensation Decisions — Named Executive Officers Other than the Chairman and Chief Executive Officer” above, the amount reflects an equivalent cash payment to be made in February 2016 to reward Mr. Rohleder for his performance in fiscal 2015 in lieu of an RSU award that would have been granted to Mr. Rohleder for his performance in fiscal 2015. This cash payment had the effect of changing equity compensation that would have been reportable in fiscal 2016 had Mr. Rohleder been a named executive officer for that fiscal year to bonus compensation reportable for fiscal 2015.

(10)

As described in “Compensation Discussion and Analysis — Fiscal 2015 Compensation Decisions — Named Executive Officers Other than the Chairman and Chief Executive Officer” above, in connection with Mr. Rohleder’s retirement on August 31, 2015, among other things, the Company modified the terms of Mr. Rohleder’s outstanding RSU awards to waive the remaining service-based vesting conditions for a portion of Mr. Rohleder’s previously granted awards under the Voluntary Equity Investment Program and under the 2014 and 2015 Key Executive Performance Share Programs. In accordance with SEC requirements, the amount disclosed as “Stock Awards” for Mr. Rohleder for fiscal 2015 in the table above represents the sum of the following (each of which is also included in the “Grants of Plan-Based Awards for Fiscal 2015” table below): (a) the grant date fair values of the RSUs granted to him in routine fashion on January 1, 2015 (which are computed as described in Note 1 above); and (b) the incremental fair values of the awards modified in connection with his retirement

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EXECUTIVE COMPENSATION

(which are computed as of the modification date in accordance with Topic 718 under the assumptions identified in Note 1 above, that, among other things, assume that awards would be forfeited absent modification), in order to reflect all compensation decisions made by Accenture during fiscal 2015 with respect to these awards. With respect to the modifications to the awards under the Key Executive Performance Share Program originally granted in fiscal 2014 and fiscal 2015, the estimate of the incremental fair values determined in accordance with Topic 718 assumes vesting based on the Company’s estimated performance through the modification date. The incremental value of the modified awards is:

Award	Value($)
Modified 2014 Key Executive Performance Share Program award	$597,967
Modified 2015 Key Executive Performance Share Program award	$1,243,191
Modified 2014 Voluntary Equity Investment Program award	$435,895
Total	$2,277,053

Assuming maximum performance is achieved with respect to the modified Key Executive Performance Share Program awards, the incremental fair values of these awards as of the modification date would be:

Award	Value($)
Modified 2014 Key Executive Performance Share Program award	$822,924
Modified 2015 Key Executive Performance Share Program award	$1,750,973

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2015

The table below summarizes each grant of an equity or non-equity award made to the named executive officers during fiscal 2015 under any incentive plan.

Name	Grant Date	Date of Committee Approval	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)					Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	Grant Date Fair Value of Stock and Option Awards($)(2)
			Threshold($)	Target($)		Maximum($)		Threshold(#)	Target(#)	Maximum(#)
PIERRE NANTERME	1/1/2015 1/1/2015 10/22/2014	10/22/2014 10/22/2014 10/22/2014	— — —	$	— — 2,021,337	$	— — 3,537,340	56,733(3) — —	113,483(3) — —	170,217(3) — —	— 9,271(4) —	$ $	10,862,968 833,324 —
DAVID P. ROWLAND	1/1/2015 1/1/2015 10/22/2014	10/22/2014 10/22/2014 10/22/2014	— — —	$	— — 1,128,395	$	— — 1,628,033	9,872(3) — —	19,748(3) — —	29,621(3) — —	— 5,840(4) —	$ $	1,890,363 524,928 —
GIANFRANCO CASATI	1/1/2015 1/1/2015 10/22/2014	10/22/2014 10/22/2014 10/22/2014	— — —	$	— — 1,020,994	$	— — 1,473,076	8,760(3) — —	17,522(3) — —	26,283(3) — —	5,840(4) —	$ $	1,677,338 524,928 —
ALEXANDER M. VAN ’T NOORDENDE	1/1/2015 1/1/2015 1/5/2015 10/22/2014	10/22/2014 10/22/2014 7/21/2014 10/22/2014	— — — —	$	— — — 1,141,806	$	— — — 1,647,381	8,760(3) — — —	17,522(3) — — —	26,283(3) — — —	2,920(4) 3,419(5) —	$ $ $	1,677,338 262,464 282,110 —
JULIE SWEET	1/1/2015 1/1/2015 10/22/2014	10/22/2014 10/22/2014 10/22/2014	— — —	$	— — 1,141,806	$	— — 1,647,381	8,760(3) — —	17,522(3) — —	26,283(3) — —	2,920(4) —	$ $	1,677,338 262,464 —
STEPHEN J. ROHLEDER	1/1/2015 1/1/2015 1/5/2015 10/22/2014 7/13/2015 7/13/2015 7/13/2015	10/22/2014 10/22/2014 7/21/2014 10/22/2014 7/13/2015 7/13/2015 7/13/2015	— — — — — — —	$	— — — 1,141,806 — — —	$	— — — 1,647,381 — — —	8,760(3) — — — 2,745(6) 5,841(6) —	17,522(3) — — — 5,490(6) 11,682(6) —	26,283(3) — — — 8,235(6) 17,522(6) —	— 5,840(4) 4,362(5) — — — 4,362(7)	$ $ $ $ $ $	1,677,338 524,928 359,919 — 597,967 1,243,191 435,895

(1)

Represents cash award target opportunity range made pursuant to the global annual bonus, the terms of which are summarized under “Compensation Discussion and Analysis — Compensation Programs — Cash Compensation — Global Annual Bonus” and “Compensation Discussion and Analysis — Process for Determining Executive Compensation — Performance Objectives Used in Evaluations” above. For Mr. Nanterme, the cash award target was 200% of his base compensation, and for the other named executive officers, the cash award target was, on average, 101% of base compensation. The amounts for Mr. Nanterme, who is compensated in euros, and Mr. Casati, who is

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compensated in Singapore dollars, were converted into U.S. dollars at exchange rates of 0.85634 and 1.32366, respectively, which were the average monthly translation rates for fiscal 2015. For the actual amounts to be paid to each named executive officer, see the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above and the applicable footnote. Amounts reported under the “Maximum” column represent the high end of the target opportunity range.

(2)	Except as otherwise indicated for Mr. Rohleder, represents the grant date fair value of each equity award computed in accordance with Topic 718, without taking into account estimated forfeitures. With respect to the RSU grants made pursuant to the 2015 Key Executive Performance Share Program, the grant date fair value assumes vesting between target and maximum.

(3)	Reflects RSU grants made pursuant to the 2015 Key Executive Performance Share Program, the terms of which are summarized in the narrative below and under “Compensation Discussion and Analysis — Compensation Programs — Long-Term Equity Compensation — Key Executive Performance Share Program” above.

(4)	Represents RSU grant made pursuant to the 2015 Accenture Leadership Performance Equity Award Program, the terms of which are summarized in the narrative below and under “Compensation Discussion and Analysis — Compensation Programs — Long-Term Equity Compensation — Accenture Leadership Performance Equity Award Program” above.

(5)	Represents matching RSU grant made pursuant to the Voluntary Equity Investment Program, the terms of which are summarized in the narrative below and under “Compensation Discussion and Analysis — Compensation Programs — Long-Term Equity Compensation — Voluntary Equity Investment Program” above.

(6)	As described in “Compensation Discussion and Analysis — Fiscal 2015 Compensation Decisions — Named Executive Officers Other than the Chairman and Chief Executive Officer” above, in connection with the retirement of Mr. Rohleder on August 31, 2015, among other things, the Company modified the terms of his outstanding awards under the 2014 and 2015 Key Executive Performance Share Programs to waive the remaining service-based vesting conditions for that portion of these awards that were not otherwise scheduled to vest on or prior to his retirement. In accordance with SEC requirements, the incremental fair values associated with these modifications, computed as of the modification date in accordance with Topic 718, is reflected in the table above as if new grants had been made.

(7)	As described in “Compensation Discussion and Analysis — Fiscal 2015 Compensation Decisions — Named Executive Officers Other than the Chairman and Chief Executive Officer” and footnote 6 to this table above, in connection with the retirement of Mr. Rohleder on August 31, 2015, among other things, the Company modified the terms of his outstanding award under the 2014 Voluntary Equity Investment Program to waive the remaining service-based vesting conditions for that portion of this award that was not otherwise scheduled to vest on or prior to his retirement. In accordance with SEC requirements, the number of RSUs and the incremental fair values associated with the modifications, computed as of the modification date in accordance with Topic 718, is reflected in the table above as if a new grant had been made.

NARRATIVE SUPPLEMENT TO SUMMARY COMPENSATION TABLE AND TO GRANTS OF PLAN-BASED AWARDS TABLE

Global Annual Bonus

Our global annual bonus program is described under “Compensation Discussion and Analysis — Compensation Programs — Cash Compensation — Global Annual Bonus” and “Compensation Discussion and Analysis — Process for Determining Executive Compensation — Performance Objectives Used in Evaluations” above.

Key Executive Performance Share Program

Our Key Executive Performance Share Program is described generally under “Compensation Discussion and Analysis — Compensation Programs — Long-Term Equity Compensation — Key Executive Performance Share Program” above. The description below relates to the RSU grants we made to our named executive officers in fiscal 2015 pursuant to the Key Executive Performance Share Program, which have a 3-year performance period beginning on September 1, 2014 and ending on August 31, 2017. The Compensation Committee determined that the compensation opportunity under these grants will be based on performance weighted 75% on cumulative operating income results and 25% on cumulative total shareholder return, in each case over that 3-year period.

¡

Operating income results. Up to 75% of the total RSUs granted to a named executive officer on January 1, 2015 under this program will vest, if at all, at the end of the 3-year performance period based upon the achievement of operating income targets by the Company during the performance period. For each fiscal year during the performance period, the Compensation Committee approves an operating income plan for this program that is based on the operating income plan for the Company approved by the full Board. This operating income plan is equivalent to the operating income plan included in our annual fiscal year performance objectives, as described above under “Compensation Discussion and Analysis — Process for Determining Executive Compensation — Performance Objectives Used in Evaluations.” The aggregate of these 3 annual operating income plans forms the reference, or target, for measuring aggregate operating income results over the 3 years. A performance rate

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is then calculated as the actual aggregate operating income divided by the target aggregate operating income, with the percentage vesting of RSUs determined as follows:

Performance Level	Accenture Performance Rate Versus Target	Percentage of RSUs Granted that Vest (Out of a Maximum of 75%)
Maximum	125% or greater	75%
Target	100%	50%
Threshold	80%	25%
Below Threshold	Less than 80%	0%

We will proportionally adjust the number of RSUs that vest if Accenture’s performance level falls between “Target” and “Maximum,” or between “Threshold” and “Target,” in each case on a linear basis.

¡	Total shareholder return. Up to 25% of the total RSUs granted to a named executive officer on January 1, 2015 under this program will vest, if at all, at the end of the 3-year performance period based upon Accenture’s total shareholder return, as compared to the total shareholder return of the comparison companies listed below, together with the S&P 500 Total Return Index. Total shareholder return is determined by dividing the fair market value of the stock of a company at the end of the performance period (August 31, 2017), adjusted to reflect cash, stock or in-kind dividends paid on the stock of that company during the performance period, by the fair market value of that stock at the beginning of the performance period (September 1, 2014). In order to compare Accenture’s total shareholder return with that of our comparison companies and the S&P 500 Total Return Index, each company and the S&P 500 Total Return Index is ranked in order of its total shareholder return. Accenture’s percentile rank among the comparison companies and the S&P 500 Total Return Index is then used to determine the percentage vesting of RSUs as follows:

Performance Level	Accenture Percentile Rank (Measured as a Percentile)	Percentage of RSUs Granted That Vest (Out of a Maximum of 25%)
Maximum	Accenture is ranked at or above the 75th percentile	25%
Target	Accenture is ranked at the 60th percentile	17%
Threshold	Accenture is ranked at the 40th percentile	8%
Below Threshold	Accenture is ranked below the 40th percentile	0%

We will proportionally adjust the number of RSUs that vest if Accenture’s performance level falls between “Target” and “Maximum,” or between “Threshold” and “Target,” in each case on a linear basis.

For fiscal 2015, the following comparison companies, together with the S&P 500 Total Return Index, are used for measuring total shareholder return for the Key Executive Performance Share Program. These companies were chosen in advance of the 2015 compensation year.

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This group of companies and the S&P 500 Total Return Index together represent a slightly different and broader list than the group of companies included in our peer group of companies used for benchmarking executive compensation generally and identified under “Compensation Discussion and Analysis — Fiscal 2015 Compensation Decisions — Role of Benchmarking” above. These companies and the S&P 500 Total Return Index together were determined to yield a better comparative group for purposes of evaluating total shareholder return.

Accenture plc Class A ordinary shares underlying the RSUs granted under the Key Executive Performance Share Program that vest are delivered following the Compensation Committee’s determination of the Company’s results with respect to the performance metrics. Each of our named executive officers received a grant of RSUs under the Key Executive Performance Share Program on January 1, 2014 and January 1, 2015, and each, except Ms. Sweet, was eligible for provisional age-based vesting as of the grant dates. In December 2013, the requirements of the fiscal 2013 Key Executive Performance Share Program awards were revised such that each of the named executive officers is also eligible for provisional age-based vesting on those awards. Provisional age-based vesting means that if a participant voluntarily terminates his or her employment after reaching age 50 and completing 15 years of continuous service, the participant is entitled to pro rata vesting of his or her award at the end of the 3-year performance period based on the portion of the performance period during which he or she was employed. In connection with Mr. Rohleder’s retirement from Accenture, effective August 31, 2015, the Compensation Committee determined to waive the remaining service-based vesting conditions for that portion of his outstanding awards that were not otherwise scheduled to vest on or prior to his retirement. The waiver of service-based vesting applied to Mr. Rohleder’s awards under the 2014 and 2015 Key Executive Performance Share Programs, with respect to his shares of performance-vested RSUs, plus an additional number of shares that could be earned as dividend equivalents under these programs. The terms of these programs provide that the number of RSUs granted and still outstanding on any applicable record date will be adjusted proportionally to reflect the Company’s payment of dividends or other significant corporate events. Additional RSUs awarded in connection with dividend adjustments are subject to the same vesting conditions as the underlying awards. The vesting schedules for the outstanding Key Executive Performance Share Program awards are set forth in footnote 4 to the “Outstanding Equity Awards at August 31, 2015” table below.

Senior Officer Performance Equity Award Program

The Senior Officer Performance Equity Award Program was discontinued after fiscal 2014. In general, grants under the Senior Officer Performance Equity Award Program vest in full on the third anniversary of the grant date. However, grants under this program for participants who are age 50 or older on the date of grant have a shortened vesting schedule that is graduated based on the age of the participant on the grant date, with the shortest vesting periods applicable to participants who are age 56 or older on the grant date. As a result, a shorter vesting schedule applied to all or a portion of the RSUs granted under this program to each of our named executive officers, except Ms. Sweet, as further shown in the

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“Option Exercises and Stock Vested in Fiscal 2015” table below. The actual vesting schedules for these outstanding awards are set forth in footnote 1 to the “Outstanding Equity Awards at August 31, 2015” table below.

The terms of this program provide that the number of RSUs granted and still outstanding on any applicable record date will be adjusted proportionally to reflect the Company’s payment of dividends or other significant corporate events. Additional RSUs awarded in connection with dividend adjustments are subject to the same vesting conditions as the underlying awards.

Accenture Leadership Performance Equity Award Program

The Accenture Leadership Performance Equity Award Program is described generally under “Compensation Discussion and Analysis — Compensation Programs — Long-Term Equity Compensation — Accenture Leadership Performance Equity Award Program” above.

In general, grants under the Accenture Leadership Performance Equity Award Program vest in 3 equal installments on each July 19 (the anniversary date of our initial public offering) following the grant date until fully vested. However, grants under this program to participants who are age 50 or older on the date of grant have a shortened vesting schedule that is graduated based on the age of the participant on the grant date, with the shortest vesting periods applicable to participants who are age 56 or older on the grant date. As a result, a shorter vesting schedule applied for all or a portion of the RSUs granted under this program to each of our named executive officers, except Ms. Sweet, in fiscal 2015, as further shown in the “Option Exercises and Stock Vested in Fiscal 2015” table below. The actual vesting schedules for these outstanding awards are set forth in footnote 1 to the “Outstanding Equity Awards at August 31, 2015” table below.

The terms of this program provide that the number of RSUs granted and still outstanding on any applicable record date will be adjusted proportionally to reflect the Company’s payment of dividends or other significant corporate events. Additional RSUs awarded in connection with dividend adjustments are subject to the same vesting conditions as the underlying awards.

Voluntary Equity Investment Program

Under the Voluntary Equity Investment Program, members of Accenture Leadership, including all of our named executive officers, where permitted, may elect to designate up to 30% of their total cash compensation to this share purchase program. These amounts are deducted from after-tax income and used to make monthly purchases of Accenture plc Class A ordinary shares from Accenture at fair market value on the 5th of each month for contributions made in the previous month. Participants are awarded a 50% matching RSU grant after the last purchase of the program year in the form of 1 RSU for every 2 shares that have been purchased during the previous program year and that have not been sold or transferred prior to the awarding of the matching grant. This matching grant will generally vest in full 2 years from the date of the grant. Under the program, if a participant leaves Accenture or withdraws from the program prior to the award of the matching grant, he or she will not receive a matching grant. Total contributions from all participating members of Accenture Leadership under this program are limited to an amount that is not more than 15% of the total amount expended for cash compensation for members of Accenture Leadership, subject to annual review and approval by the Compensation Committee. In the last completed program year, which ran from January to December 2014, Mr. Rohleder participated in the Voluntary Equity Investment Program and, based on his purchases through the program, received a grant of matching RSUs under the Voluntary Equity Investment Program in fiscal 2015 as indicated above. The waiver of service-based vesting discussed above also applied to Mr. Rohleder’s award under the 2014 Voluntary Equity Investment Program.

The terms of this program provide that the number of RSUs granted and still outstanding on any applicable record date will be adjusted proportionally to reflect the Company’s payment of dividends or other significant corporate events. Additional RSUs awarded in connection with dividend adjustments are subject to the same vesting conditions as the underlying awards.

Clawback Policy

Our equity awards are subject to clawback under specified conditions, as described under “Compensation Discussion and Analysis — Additional Information — Clawback Policy” above.

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OUTSTANDING EQUITY AWARDS AT AUGUST 31, 2015

The following table provides details about each outstanding equity award held by our named executive officers as of August 31, 2015.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(#)(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested($)(2)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(3)
PIERRE NANTERME	8,221	$774,994	361,365	$34,065,879
DAVID ROWLAND	6,884	$648,955	48,870	$4,606,975
GIANFRANCO CASATI	4,780	$450,611	52,124	$4,913,729
ALEXANDER M. VAN ’T NOORDENDE	22,705	$2,140,400	52,124	$4,913,729
JULIE SWEET	34,893	$3,289,363	52,124	$4,913,729
STEPHEN J. ROHLEDER	—	—	52,124	$4,913,729

(1)	Consists of the following outstanding RSUs, including RSUs awarded in connection with dividend adjustments:

	Award	Grant Date	Number	Vesting
Mr. Nanterme	2013 Senior Officer Performance Equity Award Program	January 1, 2013	4,012	In full on January 1, 2016
	2014 Senior Officer Performance Equity Award Program	January 1, 2014	4,209	In full on January 1, 2016
Mr. Rowland	2013 Senior Officer Performance Equity Award Program	January 1, 2013	2,676	In full on January 1, 2016
	2014 Senior Officer Performance Equity Award Program	January 1, 2014	4,208	In two installments: 2,104 on January 1, 2016 and 2,104 on January 1, 2017
Mr. Casati	2013 Senior Officer Performance Equity Award Program	January 1, 2013	2,676	In full on January 1, 2016
	2014 Senior Officer Performance Equity Award Program	January 1, 2014	2,104	In full on January 1, 2016
Mr. van ’t Noordende	2013 Senior Officer Performance Equity Award Program	January 1, 2013	8,021	In full on January 1, 2016
	2014 Senior Officer Performance Equity Award Program	January 1, 2014	6,312	In two installments: 2,100 on January 1, 2016 and 4,212 on January 1, 2017
	2015 Accenture Leadership Performance Equity Award Program	January 1, 2015	985	In full on July 19, 2016
	2013 Voluntary Equity Investment Program	January 5, 2014	3,931	In full on January 5, 2016
	2014 Voluntary Equity Investment Program	January 5, 2015	3,456	In full on January 5, 2017
Ms. Sweet	2013 Senior Officer Performance Equity Award Program	January 1, 2013	4,011	In full on January 1, 2016
	2014 Senior Officer Performance Equity Award Program	January 1, 2014	6,312	In full on January 1, 2017
	2014 Accenture Leadership Performance Equity Award Program	January 1, 2014	1,181	In full on July 19, 2016
	2014 Accenture Leadership Performance Equity Award Program	January 1, 2015	1,968	In two installments: 983 on July 19, 2016 and 985 on July 19, 2017
	2013 Key Executive Performance Share Program	January 1, 2013	21,421	In full on October 29, 2015

(2)	Pursuant to the age-based vesting conditions of their Senior Officer Performance Equity Award Program and Accenture Leadership Performance Equity Award Program awards, all of the awards to Mr. Rohleder under these programs are treated as having vested in full prior to August 31, 2015. Pursuant to the compensation arrangement approved by the Board in connection with his retirement, Mr. Rohleder had also fully satisfied the service criteria for vesting as of August 31, 2015. Pursuant to the provisional age-based vesting conditions of their awards under the 2013 Key Executive Performance Share Program, the awards to each of the named executive officers, except Ms. Sweet, under the program are treated as having vested as of August 31, 2015. See the “Option Exercises and Stock Vested in Fiscal 2015” table below.

(3)	Values determined based on August 31, 2015 closing market price of Accenture plc Class A ordinary shares of $94.27 per share.

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(4)	Consists of the following outstanding RSUs, including RSUs awarded in connection with dividend adjustments:

	Key Executive Performance Share Program
Plan Year: Award Date: Based on Plan Achievement Level:	2014 January 1, 2014 Maximum	2015 January 1, 2015 Maximum
Mr. Nanterme	189,355	172,010
Mr. Rowland	18,937	29,933
Mr. Casati	25,564	26,560
Mr. van ’t Noordende	25,564	26,560
Ms. Sweet	25,564	26,560
Mr. Rohleder	25,564	26,560

RSUs granted pursuant to the 2014 Key Executive Performance Share Program will vest, if at all, based on the Company’s achievement of the specified performance criteria with respect to the period beginning September 1, 2013 and ending August 31, 2016 as determined by the Compensation Committee following the end of fiscal 2016. RSUs granted pursuant to the fiscal 2015 Key Executive Performance Share Program will vest, if at all, based on the Company’s achievement of the specified performance criteria for the period beginning September 1, 2014 and ending August 31, 2017 as determined by the Compensation Committee following the end of fiscal 2017. The terms of the 2015 Key Executive Performance Share Program are summarized above in “Compensation Discussion and Analysis — Compensation Programs — Long-Term Equity Compensation” and “— Narrative Supplement to Summary Compensation Table and to Grants of Plan-Based Awards Table” above.

Results for the 2014 and 2015 Key Executive Performance Share Program cannot be determined at this time. As results to date indicate achievement between the target and maximum levels for both programs, the amounts reflected in these columns with respect to both programs are the maximum amount.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2015

The table below sets forth the number of shares of stock acquired in fiscal 2015 upon the exercise of stock options awarded to our named executive officers and as a result of the vesting of RSUs awarded to our named executive officers, under our compensatory equity programs.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired On Exercise(#)	Value Realized on Exercise($)(2)	Number of Shares Acquired on Vesting(#)	Value Realized On Vesting($)(3)
PIERRE NANTERME	—	—	168,530	$15,927,131
DAVID P. ROWLAND	—	—	18,385	$ 1,735,215
GIANFRANCO CASATI	25,968	$1,392,425	32,338	$ 3,024,472
ALEXANDER M. VAN ’T NOORDENDE	—	—	41,434	$ 3,877,034
JULIE SWEET	—	—	79,445	$ 7,168,117
STEPHEN J. ROHLEDER	—	—	33,383	$ 3,108,806

(1)	Reflects vesting of RSUs, as further described below. The terms of our current programs under which we award RSUs to our named executive officers in prior years are summarized under “Compensation Discussion and Analysis — Compensation Programs — Long-Term Equity Compensation” and “— Narrative Supplement to Summary Compensation Table and to Grants of Plan-Based Awards Table” above.

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	Program	Number of Shares Acquired on Vesting	Date of Acquisition
Mr. Nanterme	2013 Key Executive Performance Share Program(a)	154,216	8/31/2015
	2012 Senior Officer Performance Equity Award Program	5,010	1/1/2015
	2015 Accenture Leadership Performance Equity Award Program	6,180	2/1/2015
	2015 Accenture Leadership Performance Equity Award Program	3,124	7/19/2015
Mr. Rowland	2013 Key Executive Performance Share Program(a)	8,570	8/31/2015
	2012 Senior Officer Performance Equity Award Program	3,343	1/1/2015
	2014 Accenture Leadership Performance Equity Award Program	590	7/19/2015
	2015 Accenture Leadership Performance Equity Award Program	1,946	2/1/2015
	2015 Accenture Leadership Performance Equity Award Program	3,936	7/19/2015
Mr. Casati	2013 Key Executive Performance Share Program(a)	23,135	8/31/2015
	2012 Senior Officer Performance Equity Award Program	3,342	1/1/2015
	2015 Accenture Leadership Performance Equity Award Program	3,893	2/1/2015
	2015 Accenture Leadership Performance Equity Award Program	1,968	7/19/2015
Mr. van ’t Noordende	2013 Key Executive Performance Share Program(a)	23,135	8/31/2015
	2012 Senior Officer Performance Equity Award Program	10,018	1/1/2015
	2013 Accenture Leadership Performance Equity Award Program	2,142	7/19/2015
	2015 Accenture Leadership Performance Equity Award Program	1,966	7/19/2015
	2012 Voluntary Equity Investment Program	4,173	1/5/2015
Ms. Sweet	2012 Key Executive Performance Share Program(b)	17,240	10/22/2014
	2012 Senior Officer Performance Equity Award Program	5,010	1/1/2015
	2013 Accenture Leadership Performance Equity Award Program	2,142	7/19/2015
	2014 Accenture Leadership Performance Equity Award Program	1,177	7/19/2015
	2015 Accenture Leadership Performance Equity Award Program	983	7/19/2015
	2010 Accenture Celebratory RSU Award	52,893	4/1/2015
Mr. Rohleder	2013 Key Executive Performance Share Program(a)	23,135	8/31/2015
	2015 Accenture Leadership Performance Equity Award Program	5,840	2/1/2015
	2014 Voluntary Equity Investment Program(c)	4,408	8/31/2015

(a)	Vesting of the 2013 Key Executive Performance Share Program awards, based on the Company’s achievement of the specified performance criteria with respect to the period beginning September 1, 2012 and ended August 31, 2015, was determined by the Compensation Committee on October 29, 2015, the stated vesting date. Pursuant to the 2013 Key Executive Performance Share Program, 106.8% of the target award of RSUs vested on October 29, 2015, after the end of fiscal 2015, based on the Company’s achievement of specified performance criteria over the period beginning September 1, 2012 and ended August 31, 2015 as determined by the Compensation Committee on the vesting date. Because as of August 31, 2015, pursuant to the provisional age-based vesting provisions of their awards, each of the named executive officers, except Ms. Sweet, had fully satisfied the service criteria for vesting, 100% of the earned awards granted to them are being treated as having vested in full as of that date. None of the awards under this program actually vested until the stated vesting date of October 29, 2015.

(b)	Vesting of the 2012 Key Executive Performance Share Program awards, based on the Company’s achievement of the specified performance criteria with respect to the period beginning September 1, 2011 and ended August 31, 2014, was determined by the Compensation Committee on October 22, 2014, the stated vesting date. Because as of August 31, 2014, pursuant to the provisional age-based vesting provisions of his awards, each of the named executive officers, except for Ms. Sweet, had fully satisfied the service criteria for vesting, 100% of the earned awards granted to him are being treated as having vested in full as of that date. Because from August 31, 2014 until October 22, 2014, the earned awards made under this program to Ms. Sweet remained fully subject to service conditions, those awards are being treated as having vested in full as of October 22, 2014. None of the awards under this program actually vested until the stated vesting date of October 22, 2014.

(c)	On July 13, 2015 the Compensation Committee waived the remaining service-based vesting conditions for the vesting of Mr. Rohleder’s award under the 2014 Voluntary Equity Investment Program as discussed under “Compensation Discussion and Analysis — Fiscal 2015 Compensation Decisions — Named Executive Officers Other than the Chairman and Chief Executive Officer” above.

(2)	Reflects the difference between the fair market value of shares acquired upon exercise on the date exercised and the exercise price, multiplied by the number of options exercised.

(3)	Reflects the aggregate fair market value of shares vested on the applicable date(s) of vesting.

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PENSION BENEFITS FOR FISCAL 2015

Mr. Rowland is our only named executive officer who has benefits under a pension or other retirement plan to which the Company contributes. Mr. Rowland became a participant in the Accenture United States Pension Plan (the “U.S. Pension Plan”) prior to assuming a leadership role with the Company, and his benefits under this plan were frozen on August 31, 2000. The material terms of the U.S. Pension Plan are described following the table below, which sets forth information with respect to Mr. Rowland’s pension benefits.

Name	Plan Name	Number of Years of Credited Service(#)(1)	Actuarial Present Value of Accumulated Benefit($)(2)	Payments During Last Fiscal Year($)
PIERRE NANTERME	—	—	—	—
DAVID P. ROWLAND	U.S. Pension Plan	13.592	$312,865	—
GIANFRANCO CASATI	—	—	—	—
ALEXANDER M. VAN ’T NOORDENDE	—	—	—	—
JULIE SWEET	—	—	—	—
STEPHEN J. ROHLEDER	—	—	—	—

(1)	Number of years of credited service represents actual years of service. We do not have a policy that grants additional years of credited service.

(2)	The assumptions used to calculate this amount are found in Note 10 (Retirement and Profit Sharing Plans) to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended August 31, 2015.

U.S. Pension Plan

The U.S. Pension Plan is a defined benefit pension plan that is maintained and administered by the Company.

Mr. Rowland is 54 and, therefore, not yet eligible for early retirement, as explained below. Mr. Rowland’s pension benefits were frozen on August 31, 2000 when he assumed a leadership role with the Company. Mr. Rowland’s pension benefits, which are based on his years of service and average monthly earnings during the 10-year period preceding the day his benefits were frozen, are determined as of the close of business on the day his benefits were frozen.

The U.S. Pension Plan retirement benefit is calculated using a formula that considers an employee’s earnings and years of benefit service with the Company. A year of benefit service is each 12-month period of employment with the Company during which a participant is an eligible employee under the U.S. Pension Plan. Years of benefit service include both full and fractional years. The monthly retirement benefit is composed of 2 parts — a variable benefit and a fixed benefit. The variable benefit is 1.25% of the employee’s average monthly earnings multiplied by the employee’s years of benefit service (up to a maximum of 25 years). The fixed benefit is $20 multiplied by the employee’s years of benefit service (up to a maximum of 25 years). The current maximum monthly retirement benefit any participant can receive is $3,333.33 ($40,000 per year). Mr. Rowland’s maximum benefit is $2,537.17 per month ($30,446.04 per year).

Employees may begin to receive retirement benefits either (1) on the U.S. Pension Plan’s standard retirement date of age 62, (2) on a deferred retirement date or (3) on an early retirement date. The U.S. Pension Plan allows for early retirement once the participant is at least 55 years old and has completed at least 5 years of service. The retirement benefit of a participant who elects to retire early will be reduced by one-half percent (0.5%) for each month by which payment of the benefit precedes the participant’s 62nd birthday. The reduction is applied after taking the U.S. Pension Plan’s maximum monthly retirement benefit, as described above, into account. In specified cases, unreduced early retirement is available, including for participants (1) who had not attained age 50 as of December 31, 2003, (2) who had attained age 50 as of December 31, 2003 but were not employed by the Company on that date or (3) who retire from Accenture on an early retirement date and whose age plus years of service total at least 80 as of the date of their retirement.

The U.S. Pension Plan offers several forms of payment. The normal forms of payment are a life annuity (for single participants) or an indexed joint and 50% spousal annuity (for married participants). Before payment of benefits has

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commenced, participants may elect to receive an actuarially equivalent benefit in lieu of the normal forms of payment. The optional forms of payment include (1) a life and 10-year certain annuity, (2) a joint and 50%, 75% or 100% survivor annuity, (3) an indexed life annuity and (4) an indexed joint and 50% survivor annuity.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2015

Prior to fiscal 2011, some of Mr. Nanterme’s equity awards were granted under our French Qualified Sub-plan. Although these awards have generally the same terms and conditions as the corresponding awards granted to executives in other countries, these awards contain additional sales restrictions and provisions that allow the awards to qualify for favorable tax treatment in France. Under such sales restrictions and provisions, Accenture plc Class A ordinary shares underlying vested RSUs are not delivered to participants for at least 2 years. The following table sets forth information with respect to RSUs awarded to Mr. Nanterme that have vested, but for which the underlying Accenture plc Class A ordinary shares were not immediately delivered to him.

Name	Executive Contributions in Last Fiscal Year($)	Registrant Contributions in Last Fiscal Year($)	Aggregate Earnings in Last Fiscal Year($)(1)	Aggregate Withdrawals/ Distributions($)(2)	Aggregate Balance at Last Fiscal Year End($)
PIERRE NANTERME	—	—	$1,877	$47,514	—
DAVID P. ROWLAND	—	—	—	—	—
GIANFRANCO CASATI	—	—	—	—	—
ALEXANDER M. VAN ’T NOORDENDE	—	—	—	—	—
JULIE SWEET	—	—	—	—	—
STEPHEN J. ROHLEDER	—	—	—	—	—

(1)	Represents earnings on undelivered Accenture plc Class A ordinary shares underlying RSUs that have vested, but for which the underlying shares were not immediately delivered to the named executive officer, including adjustments to such awards to reflect Accenture’s payments of dividends on its Accenture plc Class A ordinary shares during fiscal 2015 pursuant to the terms of those awards and adjustments to the aggregate fair market values of the underlying shares and dividend shares. No such earnings are considered above-market or preferential and, accordingly, are not included in the “Summary Compensation Table” above.

(2)	Represents the aggregate fair market value on the applicable date of delivery during fiscal 2015 of the Accenture plc Class A ordinary shares underlying RSUs.

POTENTIAL PAYMENTS UPON TERMINATION

Employment Agreements

As described under “Compensation Discussion and Analysis — Additional Information — Post-Termination Compensation” above, Mr. Nanterme is entitled to specified payments in connection with the termination of his employment under his employment agreement and the requirements of French law, as he is employed in France. Mr. Casati’s employment agreement, which is our standard agreement for members of Accenture Leadership in Singapore, requires 4 months’ notice for termination, or payment of 4 months’ base compensation in lieu of notice, except in the event of termination for cause, and payment for his post-employment non-competition and non-solicitation obligations equal to 12 months’ base compensation. If the employment of Mr. Nanterme or Mr. Casati had been terminated as of August 31, 2015 (the last business day of fiscal 2015), they would have been entitled to receive the following amounts pursuant to their respective employment agreements:

	Aggregate Termination Payments
Name	Voluntary Termination($)(1)	Involuntary Termination Without Notice($)(2)
PIERRE NANTERME(3)	$4,692,001	$7,090,135
GIANFRANCO CASATI(4)	$1,015,914	$1,354,551

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(1)	Amounts shown in this column reflect the following: (a) for Mr. Nanterme, an amount equal to: (x) 12 months of his fiscal 2015 base compensation and fiscal 2014 Non-Equity Incentive Plan Compensation amount and (y) 3 months of his fiscal 2015 base compensation and fiscal 2014 Non-Equity Incentive Plan Compensation amount; and (b) for Mr. Casati, an amount equal to 12 months of his fiscal 2015 base compensation.

(2)	Amounts shown in this column reflect the following: (a) for Mr. Nanterme, an amount equal to (x) 12 months of his fiscal 2015 base compensation and fiscal 2014 Non-Equity Incentive Plan Compensation amount and (y) 10 and 2/3 months of his fiscal 2015 base compensation and fiscal 2014 Non-Equity Incentive Plan Compensation amount; and (b) for Mr. Casati, an amount equal to (x) 12 months of his fiscal 2015 base compensation and (y) 4 months of his fiscal 2015 base compensation.

(3)	Mr. Nanterme is based in Europe and is compensated in euros. We converted the amount he would be entitled to receive in respect of his base compensation to U.S. dollars at an exchange rate of 0.85634, which was the average monthly translation rate for fiscal 2015, and the amount he would be entitled to receive with respect of his fiscal 2014 Non-Equity Incentive Plan Compensation amounts at an exchange rate of 0.80206, which was the monthly translation rate for the month in which the applicable payment was made.

(4)	Mr. Casati is based in Singapore and is compensated in Singapore dollars. We converted the amount he would be entitled to receive in respect of his base compensation to U.S. dollars at an exchange rate of 1.32366, which was the average monthly translation rate for fiscal 2015.

U.S. Accenture Leader Separation Benefits Plan and U.S. Retiree Medical Benefits Program

Members of Accenture Leadership employed in the United States, including Ms. Sweet and Messrs. Rowland, Rohleder and van ’t Noordende, are (or, in the case of Mr. Rohleder, were) eligible for benefits under our U.S. Accenture Leadership Separation Benefits Plan and our U.S. Retiree Medical Benefits Program. Estimated benefits under these plans are summarized in the table below.

With respect to our most senior leaders, the U.S. Accenture Leader Separation Benefits Plan provides that, subject to the terms and conditions of the plan, and contingent upon the execution of a separation agreement (which requires, among other things, a complete release of claims and affirmation of existing post-departure obligations, including non-compete and non-solicitation requirements), if the employment of a member of Accenture Leadership is involuntarily terminated, other than for “cause” (as defined under the plan), the terminated executive is entitled to receive the following:

¡	if the termination is for reasons unrelated to performance: (1) an amount equal to 6 months of base compensation, plus (2) 1 week of base compensation for each completed year of service (up to an additional 2 months of base compensation), plus (3) a $12,000 COBRA payment (which is related to health and dental benefits); or

¡	if the termination is for reasons related to performance: (1) an amount equal to 4 months of base compensation, plus (2) an $8,000 COBRA payment.

In addition, under this plan, members of Accenture Leadership terminated involuntarily, other than for cause, including those terminated for reasons related to performance, are entitled to 12 months of outplacement benefits, which is provided by an outside firm selected by Accenture, at a maximum cost to Accenture of $11,000 per person.

Members of Accenture Leadership employed in the United States who retire from the Company after reaching age 50 and who have achieved at least 10 years of service are also eligible to participate in the U.S. Retiree Medical Benefits Program, which provides partially subsidized medical insurance benefits for the retired members of Accenture Leadership and their dependents.

The following table sets forth estimated benefits under the U.S. Accenture Leadership Separation Benefits Plan and U.S. Retiree Medical Benefits Program for the named executive officers who are or were employed in the United States during fiscal 2015.

	U.S. Accenture Leadership Separation Benefits Plan		U.S. Retiree Medical Benefits Program
	Potential Payments if Termination is for Reasons Unrelated to Performance($)(1)	Potential Payments if Termination is for Reasons Related to Performance($)(2)	Estimated Present Value of Future Benefits($)(3)
DAVID P. ROWLAND	$771,521	$393,260	$197,370
ALEXANDER M. VAN ’T NOORDENDE	$780,417	$397,708	$208,530
JULIE SWEET	$709,409	$397,708	—
STEPHEN J. ROHLEDER(4)	—	—	$169,331

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(1)	Amounts shown in this column reflect: (a) for each of Messrs. Rowland and van ’t Noordende: (x) an amount equal to 8 months of his annual base compensation, (y) a $12,000 COBRA payment and (z) $11,000 of outplacement services; and (b) for Ms. Sweet: (x) an amount equal to 7.25 months of her annual base compensation, (y) a $12,000 COBRA payment and (z) $11,000 of outplacement services

(2)	Amounts shown in this column reflect, for each applicable named executive officer: (a) an amount equal to 4 months of his or her annual base compensation, (b) an $8,000 COBRA payment and (c) $11,000 of outplacement services.

(3)	The estimated present value of these medical insurance benefits is calculated (a) assuming each individual retired on August 31, 2015 (the last business day of fiscal 2015) or the earliest age at which they would be eligible for retirement and commenced receiving benefits immediately thereafter, (b) using a discount rate of 4.5% and (c) using mortality rates from the new U.S. mortality tables released by the Society of Actuaries. Mr. Rohleder elected to receive these benefits following his retirement on August 31, 2015. Ms. Sweet would not have been eligible for this retirement benefit because she had not achieved 10 years of service as of August 31, 2015, and therefore no amount is shown in respect of her retirement.

(4)	Mr. Rohleder received the compensation arrangements described under “Compensation Discussion and Analysis — Fiscal 2015 Compensation Decisions — Named Executive Officers Other than the Chairman and Chief Executive Officer” in connection with his retirement and did not receive any benefits under the U.S. Accenture Leadership Separation Benefits Plan.

Long-Term Equity Compensation

The terms of our equity grant agreements for programs other than the Key Executive Performance Share Program provide for the immediate acceleration of vesting in the event of the termination of the program participant’s employment due to death or disability. The equity grant agreements for our Key Executive Performance Share Program provide for provisional vesting of the awards in the event of the termination of the participant’s employment due to death or disability. Provisional vesting means that, while the timing of vesting of the Key Executive Performance Share Program awards is not accelerated due to death or disability, vesting continues to occur as if the participant’s employment had not terminated under those circumstances.

With respect to each of our named executive officers, the number of RSUs that would have vested under these circumstances and the aggregate market value of such RSUs as of the last business day of fiscal 2015 (based on the closing price per share on August 31, 2015) is equal to the amount and value of shares set forth in the “Stock Awards” columns of the “Outstanding Equity Awards at August 31, 2015” table above. Although vesting cannot yet be determined for the 2014 and 2015 Key Executive Performance Share Program awards, as results to date indicate achievement between the threshold and target levels for both programs, target amounts are included in that table with respect to both programs.

In addition, in connection with Mr. Rohleder’s retirement from Accenture, effective August 31, 2015, the Compensation Committee determined to waive the remaining service-based vesting conditions for that portion of his outstanding awards that were not otherwise scheduled to vest on or prior to his retirement. The waivers of service-based vesting apply to his awards under the 2014 and 2015 Key Executive Performance Share Programs and under the 2014 Voluntary Equity Investment Program, plus an additional number of shares that could be earned as dividend equivalents in accordance with Mr. Rohleder’s equity award agreements.

As described under “Compensation Discussion and Analysis — Additional Information — Post-Termination Compensation — Global Management Committee Retirement Provisions” above, the Compensation Committee approved an amendment to outstanding time-vesting equity awards previously granted under the Senior Officer Performance Equity Award Program to members of our global management committee. Pursuant to the amended terms of such awards, if a global management committee member who is eligible for age-based vesting retires on or after the fiscal year-end (August 31) but before the following January 1, the Company will allow for the vesting of awards that would otherwise have vested on January 1 had such global management committee member not retired before that date. In addition, the Compensation Committee determined that qualifying members of our global management committee who retire on or after the fiscal year-end but before the following February 1 will receive a cash payment in recognition of their prior fiscal year performance rather than receiving RSUs under the Accenture Leadership Performance Equity Award Program, which they would have received had they not retired before that date. The

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following table sets forth the amounts each named executive officer would have received under these provisions if he were to have retired as of August 31, 2015 (the triggering date for each of these provisions):

Name	Vesting of Equity Award following Retirement($)(1)	Cash Payment in Lieu of Equity Award($)(2)
PIERRE NANTERME	—	—
DAVID P. ROWLAND	$450,611	$750,000
GIANFRANCO CASATI	$450,611	$750,000
ALEXANDER M. VAN ’T NOORDENDE	$954,107	$750,000
JULIE SWEET	—	$750,000
STEPHEN J. ROHLEDER	—	—

(1)	Mr. Nanterme would not automatically qualify for this retirement benefit, and Ms. Sweet does not yet qualify for age-based vesting for this benefit, and therefore no amounts are shown in respect of his or her retirement. For Messrs. Rowland, Casati and van ’t Noordende, amounts shown in this column reflect the value of the vesting of RSU awards previously granted to them under the Senior Officer Performance Equity Award Program that would otherwise have vested on January 1, 2016. The values reflected above are calculated using the closing price of Accenture shares on August 31, 2015. Pursuant to the age-based vesting provisions of his awards, Mr. Rohleder is treated as having vested in full in his RSUs granted under this program prior to August 31, 2015.

(2)	Mr. Nanterme does not qualify for this retirement benefit, and therefore no amount is shown in respect of his retirement. For Messrs. Rowland, Casati and van ’t Noordende and Ms. Sweet, amounts shown in this column reflect the target grant date fair value of RSU awards to be made to them in January 2016 under the Accenture Leadership Performance Equity Award Program, which were approved by the Compensation Committee following the end of fiscal 2015. For Mr. Rohleder, the actual amount of cash that he will receive in February 2016 in lieu of an RSU award is already reflected as Bonus for fiscal 2015 in the Summary Compensation Table, so no additional value is shown in this column.

PROPOSAL NO. 2 — NON-BINDING VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of section 14A of the Exchange Act and the related rules of the SEC, shareholders are being asked to approve, in an advisory, non-binding vote, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

In considering their vote, we urge shareholders to review the information on Accenture’s compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis on pages 28 to 46, as well as the discussion regarding the Compensation Committee on pages 8 to 9.

This advisory resolution, commonly referred to as a say-on-pay resolution, is non-binding. Although this resolution is non-binding, the Board and the Compensation Committee value the opinions of our shareholders and will review and consider the voting results when making future compensation decisions for our named executive officers.

Accenture employs a pay-for-performance philosophy for our entire global management committee and all of our named executive officers. Our compensation philosophy and framework have resulted in compensation for our named executive officers that reflects the Company’s financial results and the other performance factors described in “— Compensation Discussion and Analysis — Process for Determining Executive Compensation.” Our annualized total shareholder return for the 3-year period ended August 31, 2015 was 18%, the 57th percentile among our peers, and our annualized total shareholder return for the 5-year period ended August 31, 2015 was 24%, the 94th percentile among our peers.

As discussed above in “— Compensation Discussion and Analysis,” our compensation philosophy for our named executive officers includes the following elements:

¡

Long-term equity compensation has multi-year performance-based vesting. The most significant single element of our named executive officers’ compensation opportunity over time is the Key Executive Performance Share Program, for which vesting depends exclusively on the Company’s cumulative performance against our annual

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operating income plan and relative total shareholder return, in each case over a 3-year period. For fiscal 2015, the target value of the awards made under this program represented approximately 90% of our chairman and chief executive officer’s total equity compensation and approximately 68% of the total equity compensation of all of our other named executive officers, excluding Mr. Rohleder who retired and will not receive any equity awards for fiscal 2015 performance.

¡	Total cash compensation is tied to performance. The majority of cash compensation opportunity is based on Company and individual performance. The cash compensation of our named executive officers as a group has fluctuated from year to year, reflecting the Company’s financial results.

¡	Compensation unrelated to performance is limited. Accenture’s employment agreements do not provide for multi-year employment, guaranteed incentive awards or “golden parachutes” upon termination of employment for our named executive officers, aside from that required by law. We do not offer significant perquisites, nor do we provide tax gross-up payments on post-employment benefits.

As required under Irish law, the resolution in respect of Proposal No. 2 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 2 IS AS FOLLOWS:

“Resolved, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

✓ The Board recommends that you vote “FOR” the approval of the compensation of our named executive officers.

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PROPOSAL NO. 3 — APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED ACCENTURE PLC 2010 SHARE INCENTIVE PLAN

Our Board, based on the recommendation of the Compensation Committee, has approved the amendments listed below to the Amended and Restated Accenture plc 2010 Share Incentive Plan (the “2010 SIP”), subject to approval by our shareholders at the Annual Meeting. In connection with its review of this proposal, the Compensation Committee considered the information described below, as well as the favorable recommendation of Pay Governance, the Compensation Committee’s compensation consultant.

Proposed Amendments

The proposed amendments to the 2010 SIP will:

✓ Authorize an additional 9 million shares under the 2010 SIP.

✓ Establish limits on annual compensation granted to our outside directors for any fiscal year.

✓ Update the share recycling provisions of the 2010 SIP to provide, among other things, that cash settled or net settled awards will not be added back to the share reserve.

✓ Amend the “change in control” definition under the 2010 SIP to be triggered based upon a person or group acquiring 50% or more of the Company’s voting power (rather than 20%, as previously provided).

✓ Extend the term of the 2010 SIP until December 10, 2024.

✓ Make certain other technical updates to the 2010 SIP.

Approximately 22 million shares remained available under the 2010 SIP for future grants as of November 30, 2015, and we expect to make awards of approximately 9 million shares between the date of this proxy statement and the Annual Meeting. We expect that if the proposed amendments to the 2010 SIP are approved by our shareholders, the additional shares will be sufficient to allow us to make equity awards in the amounts we believe are necessary for the next 2 to 3 years.

Why We Recommend You Approve the Proposed Amendments

¡	We must attract, retain and motivate high-performers. The ability to issue equity is fundamental to our compensation strategy. Being a people-based business, our success is dependent, in large part, on our ability to use market relevant compensation to attract, retain and motivate the most talented professionals to serve our clients.

¡	We have a disciplined annual share granting practice. Our burn rate has averaged 1.4% over the past 3 years and 1.5% over the past 5 years. During the last 5 years, our burn rate has ranged between 1.3% and 1.7%. Of our total employee population of approximately 360,000, approximately 24,000 (composed of Accenture Leadership and other senior employees) are eligible for equity awards, and only those employees rated as high-performers (a fraction of this group) receive equity awards in any given year.

The 3 year burn rate is calculated as the total number of shares granted under the 2010 SIP as a percentage of the annual weighted average diluted shares.

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¡	We proactively manage affordability to prevent dilution. Over the last 5 years, our ratio of share repurchases to share issuances has resulted in a net impact of a reduction to our weighted average diluted shares of approximately 2% per year. We expect to continue to reduce our weighted average diluted shares by approximately 2% in fiscal 2016.

¡	We use equity compensation to align employee and shareholder interests. Equity compensation is a critical means of aligning the interests of our employees with those of our shareholders. Our employees, particularly members of Accenture Leadership, whose equity is tied to Company and individual performance, are motivated under our current equity compensation plans to drive the business to maximize returns over the long-term. We believe this, in part, has resulted in the long-term value we have created for our shareholders, as evidenced by our total shareholder returns over the last 1- and 3-year periods, which in each case, has significantly outperformed our peers and the market.

Annualized 1- and 3-year total shareholder return shown as of August 31, 2015. Source: The Standard & Poor’s Capital IQ Database.

Anticipated Future Equity Awards under the Amended and Restated 2010 Share Incentive Plan

Consistent with past practice, we expect to make awards of approximately 9 million shares between the date of this proxy statement and the Annual Meeting, the majority of which will be our annual performance RSU awards made in January 2016 (including awards that will vest, if at all, based on the Company’s performance over a 3-year period), including the awards to our named executive officers, as described under “Compensation of Executive Officers and Directors — Compensation Discussion and Analysis — Long-Term Equity Compensation” above. Also included in the estimated number of awards to be made during that period are the annual matching grant awards to the participants in the Voluntary Equity Investment Program, described under “Compensation of Executive Officers and

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Directors — Compensation Discussion and Analysis — Long-Term Equity Compensation” above, and potential grants to recognize eligible newly hired or promoted employees.

The Company is not currently contemplating any specific grants under the amended 2010 SIP (hereafter, the “Amended 2010 SIP”) in the next year following the anticipated approval of the Amended 2010 SIP at the Annual Meeting, other than, at this time, we anticipate that if the Amended 2010 SIP is approved by our shareholders, the annual grants of RSUs to directors for fiscal 2016 (which are currently anticipated to be similar to the annual grants for fiscal 2015 described under “Compensation of Executive Officers and Directors — Director Compensation for Fiscal 2015 — Elements of Director Compensation — Equity Compensation” above) would be made under the Amended 2010 SIP. We have sufficient authority to make these grants whether or not this proposal is approved by our shareholders.

Plan Summary

The principal features of the Amended 2010 SIP, as it is proposed to be amended, are summarized below. The summary is qualified in its entirety by reference to the full text of the Amended 2010 SIP. A copy of the Amended 2010 SIP is attached as Annex A to this proxy statement, marked to show the proposed amendments, and is incorporated herein by reference. Definitions in this Proposal No. 3 are applicable only within this section.

Administration

The Amended 2010 SIP will be administered by the Compensation Committee of the Board (the “Committee”), which may delegate its duties and powers in whole or in part to any subcommittee consisting solely of at least 2 individuals who are intended to qualify as “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act (or any successor rule thereto) and “independent directors” within the meaning of the NYSE listed company rules, including those applicable to directors serving on a compensation committee. Additionally, the Committee may delegate the authority to grant awards under the Amended 2010 SIP to any employee or group of employees of Accenture plc, provided that such delegation and grants are consistent with applicable law and guidelines established by the Board from time to time. The Committee is authorized to interpret the Amended 2010 SIP and to establish, amend and rescind any rules and regulations relating to it and to make any other determinations that it deems necessary or desirable for the administration of the Amended 2010 SIP. The Committee has the authority to establish the terms and conditions of any award under the Amended 2010 SIP consistent with the provisions of the plan and to waive any terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). The Committee may determine the number of shares subject to any award.

Eligibility

The Committee may grant awards under the Amended 2010 SIP only to employees, directors or other service providers of the Company or its affiliates who are selected by the Committee to participate in the Amended 2010 SIP (“participants”). Awards may also, in the discretion of the Committee, be made under the Amended 2010 SIP in assumption of, or in substitution for, outstanding awards previously granted by Accenture plc. The number of shares underlying any substitute awards will be counted against the aggregate number of shares available for awards under the Amended 2010 SIP.

As of November 30, 2015, approximately 24,000 employees, including our executive officers, would be eligible to participate in the programs approved under the Amended 2010 SIP. In addition, a small number of other service providers that we may engage from time-to-time, along with the members of the Board, are eligible to participate in the Amended 2010 SIP. The closing price of Accenture plc Class A ordinary shares as reported on the New York Stock Exchange was $107.22 on November 30, 2015.

Share Reserve Under the Amended 2010 SIP

There are a total of 74 million Accenture plc Class A ordinary shares currently authorized under the 2010 SIP. The total number of Accenture plc Class A ordinary shares that may be used to satisfy awards under the Amended 2010 SIP (inclusive of awards previously granted and settled under the 2010 SIP) will be 83 million, which is inclusive of the additional 9 million shares requested to be approved under this proposal.

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Prohibition on Share Recycling Under the Amended 2010 SIP

The total number of Accenture plc Class A ordinary shares that may be used to satisfy awards under the Amended 2010 SIP may consist, in whole or in part, of unissued shares or previously-issued shares. The issuance or transfer of shares or the payment of cash to a participant upon the exercise or payment of any award will reduce the total number of shares available under the Amended 2010 SIP by the full number of shares which had been covered by the award, even if fewer shares are delivered due to “net settlement” of awards or withholding to cover taxes. Shares subject to awards that terminate, lapse or are cancelled without payment of consideration may again be used to satisfy awards under the Amended 2010 SIP. In contrast, the current 2010 SIP is silent regarding the extent to which share recycling might apply in the case of cash settled or net settled awards.

Limits on Director Compensation

Pursuant to the Amended 2010 SIP, the maximum number of shares subject to awards that may be granted during a fiscal year to any non-employee director, taken together with any cash retainer paid to such non-employee director in respect of such fiscal year, shall not exceed $750,000 in total value. In contrast, the current 2010 SIP does not contain a provision on maximum director compensation.

Term

The current 2010 SIP is scheduled to expire on December 10, 2019. Under the Amended 2010 SIP, awards may be granted until December 10, 2024 (the fifteenth anniversary of the date the Amended 2010 SIP was first approved by the Board), but awards granted before that date may extend beyond that date.

Terms and Conditions of Options

Options granted under the Amended 2010 SIP will be, as determined by the Committee, non-qualified stock options or incentive stock options (“ISOs”), as described in section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes (or other types of options in jurisdictions outside the United States), as evidenced by the related award agreements. Options granted will be subject to the following terms and conditions and to such other terms and conditions as the Committee determines.

Exercise Price; Exercisability. Options granted under the Amended 2010 SIP will have a purchase price per share (“exercise price”) that is not less than the fair market value of a share on the date of grant and will be exercisable at such time and upon such terms and conditions as may be determined by the Committee. The expiration date for options granted under the Amended 2010 SIP will be determined by the Committee upon option grant and set forth in the grant agreements governing the options but in any case shall not exceed 10 years from the date of grant. In contrast, the current 2010 SIP does not provide for an option term limit. Under the Amended 2010 SIP, “fair market value” is generally defined as the average of the high and low trading price on the New York Stock Exchange on the applicable date.

Exercise of Options. Except as otherwise provided in the Amended 2010 SIP or in an award agreement, an option may be exercised for all, or from time to time any part, of the shares for which it is then exercisable. The exercise date of an option will be the later of the date a notice of exercise is received by Accenture plc and, if applicable, the date payment is received by Accenture plc. Except as otherwise provided in an award agreement, the purchase price for the shares as to which an option is exercised shall be paid in full no later than the time when the shares are delivered following the exercise of the option.

ISOs. The Committee may grant options under the Amended 2010 SIP that are intended to be ISOs. No ISO will have a per share exercise price of less than the fair market value of a share on the date granted or have a term in excess of 10 years. However, no ISO may be granted to any participant who, at the time of such grant, owns more than 10% of the total combined voting power of all classes of shares of Accenture plc, unless:

¡	the exercise price for the ISO is at least 110% of the fair market value of a share on the date the ISO is granted; and

¡	the date on which the ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted.

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All options granted under the Amended 2010 SIP are intended to be nonqualified stock options, unless the applicable award agreement expressly states that the option is intended to be an ISO. If an option is intended to be an ISO, and if for any reason the option (or portion thereof) does not qualify as an ISO, then, to the extent of the nonqualification, the option (or portion thereof) will be regarded as a nonqualified stock option granted under the Amended 2010 SIP, provided that the option (or portion thereof) otherwise complies with the Amended 2010 SIP’s requirements relating to nonqualified stock options.

Repricing. Once issued and outstanding under the Amended 2010 SIP, the exercise price of any option may not be reduced at any time during the term of such option without shareholder approval.

Terms and Conditions of Share Appreciation Rights

Grants. The Committee, in its sole discretion, also may grant a share appreciation right independent of an option or a share appreciation right in connection with an option, or a portion thereof. A share appreciation right granted in connection with an option:

¡	may be granted at the time the related option is granted or at any time prior to the exercise or cancellation of the related option;

¡	will cover the same number of shares covered by an option (or such lesser number of shares as the Committee may determine); and

¡	will be subject to the same terms and conditions as the option, except for any conditions on its exercisability or transferability as the Committee deems fit to impose, or any additional limitations as may be included in an award agreement.

Terms. The exercise price per share of a share appreciation right will be an amount determined by the Committee that is not less than the fair market value of a share on the date of grant. The expiration date for share appreciation rights granted under the Amended 2010 SIP will be determined by the Committee upon granting of a share appreciation right and set forth in a grant agreement governing the share appreciation rights, but in any case shall not exceed 10 years from the date of grant. In contrast, the current 2010 SIP does not provide for a share appreciation right term limit. Additionally, whereas the current 2010 SIP does not provide for any minimum vesting period for share appreciation rights, under the Amended 2010 SIP, no share appreciation right shall vest before the first anniversary of the grant date. Each share appreciation right granted independent of an option will entitle a participant upon exercise to a payment from Accenture plc of an amount equal to:

¡	the excess of the fair market value on the exercise date of 1 share over the exercise price per share, times

¡	the number of shares covered by the share appreciation right.

Each share appreciation right granted in conjunction with an option, or a portion thereof, will entitle a participant to surrender to Accenture plc the unexercised option, or any portion thereof, and to receive from Accenture plc in exchange an amount equal to:

¡	the excess of the fair market value on the exercise date of 1 share over the exercise price per share, times

¡	the number of shares covered by the option, or portion thereof, which is surrendered.

The date a notice of exercise is received by Accenture plc will be the exercise date. Payment will be made in shares or in cash, or partly in shares and partly in cash, all as determined by the Committee. If the payment is made, in whole or in part, in newly issued shares, the participant will agree to pay to Accenture plc the aggregate par value of such shares. Share appreciation rights may be exercised from time to time upon actual receipt by Accenture plc of written notice of exercise stating the number of shares with respect to which the share appreciation right is being exercised.

Repricing. Once issued and outstanding under the Amended 2010 SIP, the exercise price of any share appreciation right may not be reduced at any time during the term of such share appreciation right without shareholder approval.

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Other Share-Based Awards

The Committee, in its sole discretion, may grant awards of shares, awards of restricted shares, awards of RSUs representing the right to receive shares and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, shares (“other share-based awards”). These other share-based awards will be in such form, and dependent on such conditions, as the Committee determines. This includes, without limitation, the right to receive one or more shares (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. The Amended 2010 SIP explicitly provides for the ability to grant “matching” awards under the Amended 2010 SIP in connection with a participant’s purchase of shares, whereas the current 2010 SIP is silent in that regard. Other share-based awards may be granted alone or in addition to any other awards granted under the Amended 2010 SIP. Subject to the provisions of the Amended 2010 SIP, the Committee will determine:

¡	to whom and when other share-based awards will be made;

¡	the number of shares to be awarded under (or otherwise related to) these other share-based awards;

¡	whether these other share-based awards will be settled in cash, shares or a combination of cash and shares; and

¡	all other terms and conditions of the other share-based awards (including, without limitation, their vesting provisions, any required payments to be received from participants and other provisions ensuring that all shares so awarded and issued be fully paid and non-assessable).

Adjustments Upon Certain Events

Generally. In the event of any change in the outstanding shares by reason of any share dividend or split, reorganization, recapitalization, merger, consolidation, amalgamation, spin-off or combination transaction or repurchase or exchange of shares or other corporate exchange, or any distribution to shareholders of shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person will make such substitution or adjustment, if any, as it deems to be equitable, as to:

¡	the number or kind of shares or other securities or property issued or reserved for issuance pursuant to the Amended 2010 SIP or pursuant to outstanding awards;

¡	the grant price or exercise price of any share appreciation right;

¡	any applicable performance measures or performance vesting terms with respect to outstanding awards; and/or

¡	any other affected terms of any award.

Change in Control. In the event of a change in control (as defined below), the Committee may, in its sole discretion, provide for the termination of an award upon the consummation of the change in control and:

¡	the payment of a cash amount in exchange for the cancellation of an award which, in the case of options and share appreciation rights, may equal the excess, if any, of the fair market value of the shares subject to such options or share appreciation rights over the aggregate exercise price of such options or share appreciation rights; and/or

¡	the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted.

The occurrence of any of the following events will constitute a “change in control”:

¡	any person (other than Accenture plc, any trustee or other fiduciary holding securities under an employee benefit plan of Accenture plc, or any company owned, directly or indirectly, by the shareholders of Accenture plc in substantially the same proportions as their ownership of shares of Accenture plc) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Accenture plc, representing 50% or more of the combined voting power of Accenture plc’s then-outstanding securities (rather than 20% as is provided under the current 2010 SIP);

¡

during any period of 24 consecutive months, individuals who at the beginning of that period constitute the Board, and any new director (other than a director nominated by any person (other than the Board) who

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publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a change in control) whose election by the Board or nomination for election by Accenture plc’s shareholders has been approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

¡	the consummation of any transaction or series of transactions resulting in a merger, consolidation or amalgamation, in which Accenture plc is involved, other than a merger, consolidation or amalgamation which would result in the shareholders of Accenture plc immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity), in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power of the voting securities of Accenture plc or such surviving entity outstanding immediately after such merger, consolidation or amalgamation; or

¡	the complete liquidation of Accenture plc or the sale or disposition by Accenture plc of all or substantially all of Accenture plc’s assets.

Restrictions on Transfer

Unless otherwise determined by the Committee, an award will not be transferable or assignable by the participant other than by will or by the laws of descent and distribution. An award exercisable after the death of a participant may be exercised by the legatees, personal representatives or distributees of the participant.

Amendments or Termination

The Board may amend, alter or discontinue the Amended 2010 SIP, but no amendment, alteration or discontinuation will be made which:

¡	without the approval of the shareholders of Accenture plc, would increase the total number of shares reserved for the purposes of the Amended 2010 SIP; or

¡	without the consent of a participant, would materially adversely affect any of the rights of the participant under any award granted to the participant under the Amended 2010 SIP.

The Committee may amend the Amended 2010 SIP, however, in such manner as it deems necessary to permit awards to meet the requirements of the Code or other applicable laws.

New Plan Benefits

All awards to employees, directors and other service providers under the Amended 2010 SIP are made at the discretion of the Committee and its delegates. Therefore, the benefits and amounts that will be received or allocated under the plan are not determinable at this time. Please refer to the description of grants made to named executive officers in the last fiscal year described in the “Grants of Plan-Based Awards for Fiscal 2015” table. Grants made to non-employee directors in the last fiscal year are described in “Director Compensation for Fiscal 2015.”

Federal U.S. Income Tax Information

The following summary briefly describes current U.S. federal income tax consequences of rights under the Amended 2010 SIP. The summary is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, however, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Amended 2010 SIP are encouraged to consult with their own professional tax advisors concerning tax aspects of rights under the Amended 2010 SIP and should be aware that tax laws may change at any time.

Stock Options

An employee to whom an ISO that qualifies under section 422 of the Code is granted generally will not recognize income at the time of grant or exercise of such option (although special alternative minimum tax rules may apply to the employee upon option exercise). No federal income tax deduction will be allowable to Accenture plc upon the grant or exercise of such ISO.

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When the employee sells shares acquired through the exercise of an ISO more than 1 year after the date of transfer of such shares and more than 2 years after the date of grant of such ISO, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price. If the employee does not hold such shares for this period, when the employee sells such shares, the employee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and Accenture plc will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

An employee to whom an option that is not an ISO (a “non-qualified option”) is granted will not recognize income at the time of grant of such option. When such employee exercises a non-qualified option, the employee will recognize ordinary compensation income equal to the excess, if any, of the fair market value as of the date of a non-qualified option exercise of the shares the employee receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the employee’s gross income, and the employee’s holding period for such shares will commence on the day after which the employee recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, Accenture plc or one of its affiliates will generally be entitled to a federal income tax deduction in respect of the exercise of non-qualified options in an amount equal to the ordinary compensation income recognized by the employee. Any such compensation includable in the gross income of an employee in respect of a non-qualified option will be subject to appropriate federal, state, local and foreign income and employment taxes.

Restricted Shares

Unless an election is made by the participant under section 83(b) of the Code, the grant of an award of restricted shares will have no immediate tax consequences to the participant. Generally, upon the lapse of restrictions (as determined by the applicable restricted share agreement between the participant and Accenture plc), a participant will recognize ordinary income in an amount equal to the product of (1) the fair market value of a share of Accenture plc on the date on which the restrictions lapse, less any amount paid with respect to the Award of restricted shares, multiplied by (2) the number of restricted shares with respect to which restrictions lapse on such date. The participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted shares. The participant’s holding period will commence on the date on which the restrictions lapse.

A participant may make an election under section 83(b) of the Code within 30 days after the date of transfer of an award of restricted shares to recognize ordinary income on the date of award based on the fair market value of ordinary shares of Accenture plc on such date. An employee making such an election will have a tax basis in the restricted shares equal to the sum of the amount the employee recognizes as ordinary income and any amount paid for such restricted shares, and the employee’s holding period for such restricted shares for tax purposes will commence on the date after such date.

With respect to restricted shares upon which restrictions have lapsed, when the employee sells such shares, the employee will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options, as described above.

Restricted Share Units

A participant to whom a RSU is granted generally will not recognize income at the time of grant (although the participant may become subject to employment taxes when the right to receive shares becomes “vested” due to retirement eligibility or otherwise). Upon delivery of ordinary shares of Accenture plc in respect of an RSU, a participant will recognize ordinary income in an amount equal to the product of (1) the fair market value of a share of Accenture plc on the date on which the ordinary shares of Accenture plc are delivered, multiplied by (2) the number of ordinary shares of Accenture plc delivered.

Other Share-based Awards

With respect to other share-based awards paid in cash or ordinary shares, participants will generally recognize income equal to the fair market value of the ordinary shares or the amount of cash paid on the date on which delivery of shares or payment in cash is made to the participant.

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Code Section 409A

Section 409A of the Code generally provides rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) upon the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the Amended 2010 SIP may constitute “deferred compensation” within the meaning of and subject to section 409A. While the Committee intends to administer and operate the Amended 2010 SIP and establish terms with respect to awards subject to section 409A in a manner that will avoid the imposition of additional taxation under section 409A upon a participant, we cannot assure you that additional taxation under section 409A will be avoided in all cases. In the event Accenture plc is required to delay delivery of shares or any other payment under an award in order to avoid the imposition of an additional tax under section 409A, Accenture plc will deliver such shares (or make such payment) on the first day that would not result in the participant incurring any tax liability under section 409A.

Resolution

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 3 IS AS FOLLOWS:

“Approval be and is hereby given to the adoption by the Company of an amendment to the Amended and Restated Accenture plc 2010 Share Incentive Plan to (1) increase the number of shares available for issuance under the 2010 SIP by 9 million shares, (2) establish limits on total annual compensation granted to our non-employee directors and (3) make other amendments to the 2010 SIP, in accordance with the marked provisions of a document entitled “Amended and Restated Accenture plc 2010 Share Incentive Plan” (the “Amended 2010 SIP”), which has been made available to shareholders prior to the meeting and that the directors be and are hereby authorized to take all such actions with reference to the Amended 2010 SIP as may be necessary to ensure the adoption and operation of the Amended 2010 SIP.”

✓    The Board recommends that you vote “FOR” the approval of the amendments to the Amended and Restated Accenture plc 2010 Share Incentive Plan to increase the number of shares available for issuance by 9 million shares, establish limits on total annual compensation granted to our non-employee directors and make other amendments to the 2010 SIP.

PROPOSAL NO. 4 — APPROVAL OF AMENDED AND RESTATED ACCENTURE PLC 2010 EMPLOYEE SHARE PURCHASE PLAN

Our Board, based on the recommendation of the Compensation Committee, has approved the amendments listed below to the Accenture plc 2010 Employee Share Purchase Plan (the “2010 ESPP”), subject to approval of our shareholders at the Annual Meeting.

Proposed Amendments

✓ Authorize an additional 45 million shares under the 2010 ESPP.

✓ Amend the “change in control” definition under the 2010 ESPP to be triggered based on a person or group acquiring 50% of more of the Company’s voting power (rather than 20%, as previously provided).

✓ Extend the term of the 2010 ESPP until December 10, 2024. ✓ Make certain other technical updates to the 2010 ESPP.

Approximately 8 million shares remained available under the 2010 ESPP for future grants as of November 30, 2015. We expect that if the proposed amendments to the 2010 ESPP are approved by our shareholders, the additional shares will be sufficient to allow us to make equity awards in the amounts we believe are necessary for the next 4 to 6 years.

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Plan Summary

The principal features of the 2010 ESPP, as amended (hereafter, the “Amended 2010 ESPP”), are summarized below. The summary is qualified in its entirety by reference to the full text of the Amended 2010 ESPP, a copy of which is attached to this proxy statement as Annex B, marked to show the proposed amendments, and is incorporated herein by reference. Definitions in this Proposal No. 4 are applicable only within this section.

Administration

The Amended 2010 ESPP will be administered by the Compensation Committee of the Board (the “Committee”), which may delegate its duties and powers in whole or in part as it determines. The Committee is authorized to interpret the Amended 2010 ESPP, to establish, amend and rescind any rules and regulations relating to it and to make any other determinations that it deems necessary or desirable for the administration of the Amended 2010 ESPP.

Eligibility; Election to Participate

Any individual who is an employee of Accenture plc or of a subsidiary of Accenture plc that is selected to participate in the Amended 2010 ESPP by the Committee in its sole discretion is eligible to participate in the Amended 2010 ESPP, unless any employee is specifically excluded by the Committee (either individually or by reference to a group or category of employees) from participation. Without limiting the generality of the foregoing, the Committee may exclude from participation:

¡	employees whose customary employment is 20 hours or less per week within the meaning of section 423(b)(4)(B) of the Code;

¡	employees whose customary employment is for not more than 5 months in any calendar year within the meaning of section 423(b)(4)(C) of the Code;

¡	employees who, if granted an option, would immediately thereafter own shares possessing 5% or more of the total combined voting power or value of all classes of shares of Accenture plc or of its parent or subsidiary corporation within the meaning of section 423(b)(3) of the Code. For this purpose, the rules of section 424(d) of the Code will apply in determining share ownership of an individual, and shares which the employee may purchase under outstanding options will be treated as shares owned by the employee; and

¡	employees who are highly compensated employees within the meaning of section 414(q) of the Code.

The Committee will set forth procedures pursuant to which eligible employees may elect to participate in a given offering period under the Amended 2010 ESPP (which may be on different terms for different eligible employees or subgroups thereof). An “offering period” is a period of time established by the Committee from time to time not to exceed 27 months.

As of November 30, 2015, approximately 360,000 employees, including Accenture Leadership and other senior employees, would be eligible to participate in the Amended 2010 ESPP.

Shares Subject to the Amended 2010 ESPP

The total number of Accenture plc Class A ordinary shares which may be issued or transferred under the Amended 2010 ESPP is 90 million, which is inclusive of the additional 45 million shares requested to be approved under this proposal. The shares may consist, in whole or in part, of unissued shares or previously issued shares. The issuance or transfer of shares pursuant to the Amended 2010 ESPP will reduce the total number of shares available under the Amended 2010 ESPP.

Grant of Option on Enrollment; Purchase Price

With respect to an offering period, each eligible employee who elects to participate in the Amended 2010 ESPP (a “participant”) will be granted an option to subscribe for or purchase (as of the last date of an offering period, or “purchase date”) a number of shares equal to the lesser of:

¡	the maximum number of shares that a participant may purchase on any given purchase date (as determined by the Committee); or

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¡	the number determined by dividing the amount accumulated in an account to which payroll deductions of a participant, or other payments made by a participant to the extent provided by the Committee, are credited (“payroll deduction account”) during an offering period by the purchase price per share (“purchase price”).

The purchase price at which a share will be issued or sold for a given offering period will be established by the Committee (and may differ among participants, as determined by the Committee in its sole discretion) but will in no event be less than 85% of the lesser of:

¡	the fair market value of a share on the offering date; or

¡	the fair market value of a share on the purchase date.

Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares

Payroll deductions (to the extent permitted by applicable local law) will be made on each day that a participant is paid during an offering period. The deductions will be made at the participant’s election as a percentage of the participant’s compensation in 1% increments, from 1% up to such maximum percentage of the participant’s compensation (or maximum dollar amount) as is permitted by the Committee from time to time with respect to that participant. Maximum percentage or dollar amount may differ among participants. For a given offering period, payroll deductions will commence on the offering date and will end on the related purchase date, unless sooner altered or terminated as provided in the Amended 2010 ESPP. A participant’s “compensation” will be defined from time to time by the Committee in its sole discretion with respect to any option or offering period and may be defined differently for different participants for purposes of the Amended 2010 ESPP. Except as otherwise defined by the Committee, “compensation” will (1) include a participant’s base salary, annual bonuses, commissions, overtime and shift pay, in each case prior to reductions for pre-tax contributions made to a plan or salary reduction contributions to a plan excludable from income under sections 125 or 402(g) of the Code, and (2) exclude severance pay, stay-on bonuses, long-term bonuses, retirement income, change in control payments, contingent payments, income derived from share options, share appreciation rights and other equity-based compensation and other forms of special remuneration.

Unless otherwise determined by the Committee, a participant may not change the rate of payroll deductions once an offering period has commenced. The Committee will specify procedures by which a participant may increase or decrease the rate of payroll deductions for subsequent offering periods.

All payroll deductions made with respect to a participant will be credited to the participant’s payroll deduction account and will be deposited with the general funds of Accenture plc. To the extent permitted by applicable local law, no interest will accrue on the amounts credited to that payroll deduction account. All payroll deductions received or held by Accenture plc may be used by it for any corporate purpose, and Accenture plc will not be obligated to segregate these payroll deductions, to the extent permitted by applicable local law. Except to the extent provided by the Committee, a participant may not make any separate cash payments into the participant’s payroll deduction account, and payment for shares purchased under the Amended 2010 ESPP may not be made in any form other than by payroll deduction.

On each purchase date, Accenture plc will apply all funds then in the participant’s payroll deduction account to purchase shares pursuant to the option granted on the offering date for that offering period. In the event that the number of shares to be purchased by all participants in any offering period exceeds the number of shares then available for issuance under the Amended 2010 ESPP, Accenture plc will make a pro rata allocation of the remaining shares in as uniform a manner as practicable and as the Committee, in its sole discretion, determines to be equitable, and all funds not used to purchase shares on the purchase date will be returned, without interest (to the extent permitted by applicable local law), to the participants.

As soon as practicable following the end of each offering period, the number of shares purchased by each participant will be deposited into an account established in the participant’s name. Unless otherwise permitted by the Committee in its sole discretion, dividends that are declared on the shares held in that account will be reinvested in whole or fractional shares.

Withdrawal; Termination of Employment

Each participant may withdraw from participation in respect of an offering period or from the Amended 2010 ESPP under terms and conditions as are established by the Committee in its sole discretion. Upon a participant’s withdrawal

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from participation in respect of any offering period or from the Amended 2010 ESPP, all accumulated payroll deductions in the payroll deduction account will be returned, without interest (to the extent permitted by applicable local law), to that participant, and that participant will not be entitled to any shares on the purchase date or thereafter with respect to the offering period in effect at the time of withdrawal. The participant will be permitted to participate in subsequent offering periods pursuant to terms and conditions established by the Committee in its sole discretion.

A participant will cease to participate in the Amended 2010 ESPP upon the participant’s termination of employment for any reason. All payroll deductions credited to the former participant’s payroll deduction account as of the date of termination will be:

¡	in the event termination is due to a transfer to a subsidiary of Accenture plc, applied to the purchase of shares on the next purchase date; or

¡	in the event termination is due to any other reason, returned, without interest (to the extent permitted by applicable local law), to the former participant or to the former participant’s designated beneficiary, as the case may be, and the former participant or beneficiary will have no future rights in any unexercised options under the Amended 2010 ESPP, unless the participant again becomes an eligible employee.

Adjustments Upon Certain Events

Generally. In the event of any change in the outstanding shares by reason of any share dividend or split, reorganization, recapitalization, merger, consolidation, amalgamation, spin-off or combination transaction or repurchase or exchange of shares or other corporate exchange, or any distribution to shareholders of shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person will make such substitution or adjustment, if any, as it deems to be equitable, as to:

¡	the number or kind of shares or other securities or property issued or reserved for issuance pursuant to the Amended 2010 ESPP;

¡	the number or kind of shares or other securities subject to outstanding options;

¡	the purchase price; and/or

¡	any other affected terms of these options.

Change in Control. In the event of a change in control (as defined below), the Committee in its sole discretion and without liability to any person may terminate the then current offering period and take other actions, if any, as it deems necessary or desirable with respect to any option as of the date of the consummation of the change in control. For purposes of the Amended 2010 ESPP, a “change of control” would be deemed to occur upon any of the same events that constitute a “change of control” under the Amended 2010 SIP described in Proposal No. 3.

The occurrence of any of the following events will constitute a “change in control”:

¡	any person (other than Accenture plc, any trustee or other fiduciary holding securities under an employee benefit plan of Accenture plc, or any company owned, directly or indirectly, by the shareholders of Accenture plc in substantially the same proportions as their ownership of shares of Accenture plc) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Accenture plc, representing 50% or more of the combined voting power of Accenture plc’s then-outstanding securities;

¡	during any period of 24 consecutive months, individuals who at the beginning of that period constitute the Board, and any new director (other than a director nominated by any person (other than the Board) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a change in control) whose election by the Board or nomination for election by Accenture plc’s shareholders has been approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

¡

the consummation of any transaction or series of transactions resulting in a merger, consolidation or amalgamation, in which Accenture plc is involved, other than a merger, consolidation or amalgamation which would result in the shareholders of Accenture plc immediately prior thereto continuing to own (either by

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remaining outstanding or by being converted into voting securities of the surviving entity), in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power of the voting securities of Accenture plc or such surviving entity outstanding immediately after such merger, consolidation or amalgamation; or

¡	the complete liquidation of Accenture plc or the sale or disposition by Accenture plc of all or substantially all of Accenture plc’s assets.

Restrictions on Transfer

Options granted under the Amended 2010 ESPP will not be transferable or assignable by the participant other than by will or by the laws of descent and distribution.

Amendment or Termination

The Amended 2010 ESPP will continue until the earliest to occur of the following:

¡	termination of the Amended 2010 ESPP by the Board;

¡	issuance of all of the shares reserved for issuance under the Amended 2010 ESPP; or

¡	December 10, 2024.

The Board may amend, alter or discontinue the Amended 2010 ESPP, but no amendment, alteration or discontinuation will be made which:

¡	without the approval of the shareholders of Accenture plc, would increase the total number of shares reserved for the purposes of the Amended 2010 ESPP; or

¡	without the consent of a participant, would materially adversely affect the rights of a participant under any option granted to the participant under the Amended 2010 ESPP.

The Committee may amend the Amended 2010 ESPP, however, in such manner and terminate any offering period (in whole or in part) as it deems necessary to permit the granting of options meeting the requirements of the Code or other applicable laws.

New Plan Benefits

All awards to employees under the Amended 2010 ESPP are made at the discretion of the Committee and its delegates. Therefore, the benefits and amounts that will be received or allocated under the plan are not determinable at this time. Please refer to the description of grants made to named executive officers in the last fiscal year described in the “Grants of Plan-Based Awards for Fiscal 2015” table.

Tax Withholding

Accenture plc has the right to withhold from a participant such withholding taxes as may be required by federal, state, local or other law, or to otherwise require the participant to pay such withholding taxes. Unless the Committee specifies otherwise, a participant may elect to pay a portion or all of such withholding taxes by:

¡	delivery of shares, provided that such shares have been held by the participant for no less than 6 months (or such other period as established from time to time by the Committee or generally accepted accounting principles); or

¡	having shares equal to the minimum statutory withholding rate withheld by Accenture plc from any shares that otherwise would have been received by the participant.

Federal Income Tax Information

The following summary briefly describes U.S. federal income tax consequences of rights under the Amended 2010 ESPP. The summary, however, is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply and does not address any local, state or other country laws. Therefore, no one should rely on this summary for

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individual tax compliance, planning or decisions. Participants in the Amended 2010 ESPP should consult their own professional tax advisors concerning tax aspects of rights under the Amended 2010 ESPP.

Generally

The Amended 2010 ESPP is not intended to qualify for special tax treatment under section 423 of the Code. Therefore, an amount equal to the difference (if any) between the fair market value of the ordinary shares on the purchase date and the purchase price will be treated as ordinary income to participants at the time of such purchase. In such instances, the amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. The participant’s employer will generally be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the participant in the United States as a result of such disposition, subject to the satisfaction of any tax-reporting obligations.

Code Section 409A

Section 409A of the Code generally provides rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) upon the service provider who is entitled to receive the deferred compensation. Certain purchase rights that may be granted under the Amended 2010 ESPP may constitute “deferred compensation” within the meaning of and subject to section 409A. While the Committee intends to administer and operate the Amended 2010 ESPP in a manner that will avoid the imposition of additional taxation under section 409A upon a participant, we cannot assure you that additional taxation under section 409A will be avoided in all cases. In the event Accenture plc is required to delay delivery of shares or any other payment under the Amended 2010 ESPP in order to avoid the imposition of an additional tax under section 409A, Accenture plc will deliver such shares (or make such payment) on the first day that would not result in the participant incurring any tax liability under section 409A.

Resolution

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 4 IS AS FOLLOWS:

“Approval be and is hereby given to the adoption by the Company of the Amended and Restated Accenture plc 2010 Employee Share Purchase Plan in accordance with the marked provisions of a document entitled “Amended and Restated Accenture plc 2010 Employee Share Purchase Plan” (the “2010 ESPP”), which has been made available to shareholders prior to the meeting and that the directors be and are hereby authorized to take all such actions with reference to the 2010 ESPP as may be necessary to ensure the adoption and operation of the 2010 ESPP.”

✓ The Board recommends that you vote “FOR” approval of the Amended and Restated Accenture plc 2010 Employee Share Purchase Plan.

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EXECUTIVE COMPENSATION

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS AS OF AUGUST 31, 2015

The following table sets forth, as of August 31, 2015, certain information related to our compensation plans under which Accenture plc Class A ordinary shares may be issued.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in 1st Column)
Equity compensation plans approved by shareholders:
2001 Share Incentive Plan	950,709	(1)	34.047	—
Amended and Restated 2010 Share Incentive Plan	24,894,116	(2)	45.738	22,447,337
2010 Employee Share Purchase Plan	—		N/A	8,270,538
Equity compensation plans not approved by shareholders	—		N/A	—
Total	25,844,825			30,717,875

(1)	Consists of 898,442 restricted share units and 52,267 stock options.

(2)	Consists of 24,888,965 restricted share units and 5,151 stock options.

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AUDIT

Audit

AUDIT COMMITTEE REPORT

The Audit Committee is composed entirely of independent directors, each of whom meets the independence and experience requirements set forth by the SEC and the NYSE. In addition, each member of the Audit Committee qualifies as an independent director and possesses the requisite competence in accounting or auditing in satisfaction of the requirements for audit committees prescribed by the Companies Act 2014.

The Audit Committee operates pursuant to a written charter, which may be accessed through the Governance Principles section of our website at https://accenture.com/us-en/company-principles. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements, subject to any requirements under Irish law. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. KPMG, Accenture’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the Company’s internal control over financial reporting. As part of the Audit Committee’s oversight function, the Audit Committee:

¡	reviewed and discussed the Company’s annual audited financial statements, assessment of the effectiveness of internal control over financial reporting and quarterly financial statements with management and with KPMG. The committee also reviewed related matters and disclosure items, including the Company’s earnings press releases, and performed its regular review of critical accounting policies and the processes by which the Company’s chairman and chief executive officer and chief financial officer certify the information contained in its quarterly and annual filings; and

¡	discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 “Communications with Audit Committees” and Rule 2-07 of SEC Regulation S-X. The Audit Committee also received the written disclosures and letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence and discussed with KPMG their independence and related matters.

In addition, in reliance upon its reviews and discussions as outlined above, the Audit Committee recommended, and the Board of Directors approved, the inclusion of the Company’s audited financial statements in its Annual Report on Form 10-K for the fiscal year ended August 31, 2015 for filing with the SEC and approved the Company’s Irish financial statements for presentation to the Company’s shareholders. The Audit Committee also recommended during fiscal 2016 that KPMG be re-appointed as the Company’s independent registered public accounting firm to serve until the Company’s annual general meeting of shareholders in 2017 and that the Board submit this appointment to the Company’s shareholders for ratification at the Annual Meeting. This report is provided by the following independent directors, who compose the Audit Committee:

The Audit Committee

William L. Kimsey, Chair

Blythe J. McGarvie

Paula A. Price

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AUDIT

PROPOSAL NO. 5 — NON-BINDING RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS AND BINDING AUTHORIZATION OF THE BOARD TO DETERMINE ITS REMUNERATION

Shareholders are being asked to vote to ratify, in a non-binding vote, the appointment of our independent registered public accounting firm, KPMG, and also to vote to authorize, in a binding vote, the Board, acting through the Audit Committee, to determine KPMG’s remuneration. Upon the Audit Committee’s recommendation, the Board has recommended the re-appointment of KPMG as our independent registered public accounting firm to audit our consolidated financial statements and our internal control over financial reporting for the fiscal year ending August 31, 2016. Although ratification is not required by our Memorandum and Articles of Association or otherwise, the Board is submitting the selection of KPMG to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. KPMG has served as our auditor since 2002, and we believe that the continued retention of KPMG is in the best interests of the Company and its shareholders. If our shareholders fail to ratify the selection, it will be regarded as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. In conjunction with the mandated rotation of the lead engagement partner, the Audit Committee and its chairman are directly involved in the selection of KPMG’s lead engagement partner.

We expect that one or more representatives of KPMG will be present at the Annual Meeting. Each of these representatives will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to appropriate questions.

As required under Irish law, the resolution in respect of Proposal No. 5 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 5 IS AS FOLLOWS:

“To ratify, in a non-binding vote, the appointment of KPMG as the independent registered public accounting firm for the Company until the next annual general meeting of the Company in 2017 and to authorize, in a binding vote, the Board, acting through the Audit Committee, to determine its remuneration.”

✓    The Board recommends that you vote “FOR” the non-binding ratification of the appointment of KPMG as independent registered public accounting firm and the binding authorization of the Board, acting through the Audit Committee, to determine KPMG’s remuneration.

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AUDIT

INDEPENDENT AUDITOR’S FEES

The following table describes fees for services rendered by KPMG, Accenture’s principal accountant, for the years ended August 31, 2015 and August 31, 2014.

	2015	2014
	(in thousands)
Audit Fees(1)	$15,493	$15,146
Audit-Related Fees(2)	3,129	1,334
Tax Fees(3)	898	1,732
All Other Fees(4)	17	117
Total Fees	$19,537	$18,329

(1)	Audit Fees, including those for statutory audits, include the aggregate fees recorded for the fiscal year indicated for professional services rendered by KPMG for the audit of Accenture plc’s and Accenture Holdings plc’s (or, prior to August 26, 2015, Accenture SCA’s) annual financial statements and review of financial statements included in Accenture’s Forms 10-K and Forms 10-Q. Audit Fees also include fees for the audit of Accenture plc’s and Accenture Holdings plc’s internal control over financial reporting.

(2)	Audit-Related Fees include the aggregate fees recorded during the fiscal year indicated for assurance and related services by KPMG that are reasonably related to the performance of the audit or review of Accenture plc’s and Accenture Holdings plc’s financial statements and not included in Audit Fees. Audit-Related Fees also include fees for accounting advice and opinions related to various employee benefit plans and fees for services to issue Statement on Standards for Attestation Engagements (SSAE) No. 16 reports and merger and acquisition due diligence services.

(3)	Tax Fees include the aggregate fees recorded during the fiscal year indicated for professional services and products provided by KPMG for tax compliance, tax advice and tax planning.

(4)	All Other Fees include the aggregate fees recorded during the fiscal year indicated for products and services provided by KPMG, other than the services reported above. These fees include other consulting services. The Audit Committee concluded that the provision of these services and related fees do not affect the independence of KPMG.

PROCEDURES FOR AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

Pursuant to its charter, the Audit Committee is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between Accenture and its independent auditors. The Audit Committee has delegated to its chair the authority to review and pre-approve any such engagement or relationship, which may be proposed in between its regular meetings. Any such pre-approval is subsequently considered and ratified by the Audit Committee at the next regularly scheduled meeting. In connection with the approval of any non-audit services, the Audit Committee concluded that the provision of these services and related fees do not affect the independence of KPMG.

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GOVERNANCE PROPOSALS

Governance Proposals

PROPOSAL NO. 6 — VOTE TO AMEND THE COMPANY’S ARTICLES OF ASSOCIATION TO IMPLEMENT PROXY ACCESS

In connection with a review of our corporate governance practices, the Board decided to proactively propose the adoption of proxy access to our shareholders. Therefore, the Board is recommending that our shareholders approve amendments to our Articles of Association to implement proxy access. Proxy access would allow eligible shareholders to nominate their own nominees for election to our Board and have their nominees included in our proxy materials, along with the candidates nominated by the Board. Our Board is committed to strong corporate governance practices and believes that proxy access is in the best interests of the Company and its shareholders.

The Board believes that the implementation of proxy access in the manner set forth in this proposal will provide meaningful rights to our shareholders while ensuring the rights are used by shareholders in a responsible manner. The Board recommends the implementation of proxy access and now, as required under Irish law, seeks shareholder approval for its adoption. The resolution in respect of this Proposal No. 6 is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. If approved by shareholders, proxy access will become effective immediately and will be available for use at our 2017 annual general meeting of shareholders.

Description of the Proxy Access Amendments

The following description is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this proxy statement as Annex C. We urge you to read Annex C in its entirety before casting your vote.

Shareholder Eligibility to Nominate Directors

Any shareholder or group of up to 20 shareholders that has maintained ownership of 3% or more of the Company’s shares continuously for at least 3 years would be permitted to include a specified number of director nominees in the Company’s proxy materials for the annual general meeting.

Calculation of Qualifying Ownership

In order to ensure that the interests of shareholders seeking to include candidates in the Company’s proxy materials are aligned with those of other shareholders, a shareholder would be deemed to own only those shares of the Company as to which the shareholder possesses both (1) the full voting and investment rights pertaining to such shares and (2) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The following shares would not count as “owned” shares for purposes of determining whether the ownership threshold has been met:

¡	shares sold by a person or any of its affiliates in any transaction that has not been settled or closed;

¡	shares that a person or any of its affiliates borrowed or purchased pursuant to an agreement to resell; and

¡	shares subject to any derivative instrument or similar agreement in respect of the Company’s shares, which instrument or agreement has the purpose or effect of (1) reducing the person’s or affiliates’ full right to vote or direct the voting of any such shares and/or (2) hedging, offsetting or altering the gain or loss arising from the full economic ownership of such person’s or affiliates’ shares.

A shareholder will be deemed to “own” shares held in the name of a nominee or other intermediary so long as the person claiming ownership of such shares retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A shareholder’s ownership of shares will also be deemed to continue during any period in which such person has loaned such shares, provided that the person has the power to recall such loaned shares on 3 U.S. business days’ notice.

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GOVERNANCE PROPOSALS

Number of Shareholder-Nominated Candidates

The maximum number of candidates nominated by all eligible shareholders that the Company would be required to include in its proxy materials cannot exceed the greater of 2 nominees or 20% of the number of directors in office as of the last day on which a notice of proxy access nomination may be delivered to the Company. Any candidate who is either subsequently withdrawn, disqualified or included by the Board in the Company’s proxy materials as a Board-nominated candidate would be counted against the nominee limit.

In addition, candidates that the Board nominates pursuant to an agreement or other arrangement with one or more shareholders in lieu of such person being formally nominated as a director pursuant the Company’s advance notice or proxy access provisions would be counted against the nominee limit. Moreover, directors that the Board nominates for reelection that were previously elected pursuant to the Company’s proxy access provisions or pursuant to an agreement or other arrangement with one or more shareholders in lieu of such person being formally nominated as a director pursuant to the Company’s advance notice or proxy access provisions, in each case, at 1 of the previous 3 annual general meetings, would be counted against the nominee limit.

Procedure for Electing Candidates if Nominee Limit is Exceeded

Any shareholder or group of shareholders that submits more than one candidate for inclusion in the Company’s proxy materials would be required to rank its candidates. If the number of candidates exceeds the nominee limit, the highest ranking eligible candidate from each shareholder or group of shareholders will be included in the Company’s proxy materials until the limit is reached, beginning with the shareholder or group of shareholders with the largest number of shares.

Nominating Procedures

In order to provide adequate time to assess shareholder-nominated candidates, requests to include such candidates in the Company’s proxy materials must be received no earlier than 150 days and no later than 120 days before the first anniversary of the date of the Company’s definitive proxy statement released to shareholders in connection with the prior year’s annual general meeting.

Information Required by All Nominating Shareholders

Each shareholder seeking to include a candidate in the Company’s proxy materials would be required to provide certain information to the Company, including but not limited to:

¡	verification of, and information regarding, the stock ownership of the shareholder as of the date of the submission and the record date for the annual meeting;

¡	information regarding each candidate, including biographical and stock ownership information;

¡	in the case of a nomination by a group of shareholders, the designation by all group members of one specified group member that is authorized to act on behalf of all group members with respect to the nomination and all related matters;

¡	a copy of the Schedule 14N filed by the shareholder(s) with the SEC; and

¡	a description of any financial arrangement with respect to the nomination between the shareholder or candidate and any other person.

Shareholders and candidates, as applicable, would also be required to make certain representations to, and agreements with, the Company, including but not limited to:

¡	representation that such person does not have any intent to change or influence control of the Company;

¡	representation that such shareholder will maintain qualifying ownership through the date of the applicable annual general meeting;

¡	agreement to refrain from soliciting in support of the election of any individual as a director other than its candidate(s) or a nominee of the Board;

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GOVERNANCE PROPOSALS

¡	agreement to provide written statements verifying continuous qualifying ownership through the record date for the applicable annual general meeting;

¡	agreement by the candidate to refrain from becoming a party to any agreement or commitment as to how such candidate will vote on any issue if elected as a director of the Company;

¡	unless disclosed to the Company, agreement by the candidate to refrain from becoming a party to any compensatory or other financial arrangement with any person other than with the Company in connection with such person’s service as a director of the Company;

¡	agreement to not distribute any form of proxy for the annual general meeting other than the form distributed by the Company;

¡	agreement to comply with applicable laws and Company policies and assume liability arising out of the communications with the Company and its shareholders and indemnify the Company and its directors and officers for liability arising from or relating to the nomination; and

¡	representation as to the accuracy and completeness of all information provided to the Company.

Exclusion of Shareholder Nominees

The Company would not be required to include a candidate in the Company’s proxy materials if, among other things:

¡	any shareholder nominates a person for election pursuant to the advance notice provisions of the Company’s Articles, or any director then in office was previously nominated by a shareholder pursuant to the advance notice provisions in the Company’s Articles at one of the previous 3 annual general meetings;

¡	the candidate is not independent under applicable independence standards or has been an officer or director of a competitor within the past 3 years;

¡	the election of the candidate would cause the Company to violate its Memorandum or Articles of Association, the rules and listing standards of the principal exchange upon which the Company’s shares are listed, any applicable law, rule or regulation or any publicly disclosed standards of the Company applicable to directors;

¡	the candidate or the shareholder has provided materially false or misleading information to the Company; or

¡	the candidate’s then-current business or personal interests or those within the preceding 10 years place the candidate in a conflict of interest with the Company or any of its subsidiaries that would cause the candidate to violate any fiduciary duties of directors under the Companies Act 2014.

In addition, the Board or the chairman of the annual general meeting will declare a director nomination to be defective, and such nomination will be disregarded, if the shareholder or candidate breaches any of their respective obligations under the Company’s Articles of Association, including its proxy access provision, or either the candidate or the shareholder does not appear at the annual general meeting in person.

Future Disqualification of Shareholder-Nominated Candidates and Nominating Shareholders

Any candidate who is included in the Company’s proxy materials but subsequently either withdraws from or becomes ineligible for election at the meeting or does not receive at least 25% of the votes cast in favor of election would be ineligible for nomination at the following 2 annual general meetings.

Shareholders will be disqualified from using proxy access at the following 2 annual general meetings if they submit a candidate under either proxy access or advance notice and such candidate does not receive 10% of the votes cast or such candidate withdraws or becomes ineligible.

Supporting Statement

Shareholders would be permitted to include in the Company’s proxy statement for the applicable annual general meeting a written statement of up to 500 words in support of the election of the candidate. The Company would be permitted to omit any information or statement that the Company determines is materially false or misleading or whose disclosure would violate any applicable law or regulation.

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GOVERNANCE PROPOSALS

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 6 IS AS FOLLOWS:

“As a special resolution that the Articles of Association be and are hereby amended in the manner provided in Annex C of this proxy statement.”

✓ The Board recommends that you vote “FOR” the proposal to approve amendments to our Articles of Association to implement “proxy access.”

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GOVERNANCE PROPOSALS

PROPOSAL NO. 7 — AMEND THE COMPANY’S: (A) ARTICLES OF ASSOCIATION TO ENHANCE THE ADVANCE NOTICE PROVISIONS AND MAKE CERTAIN ADMINISTRATIVE AMENDMENTS; AND (B) MEMORANDUM OF ASSOCIATION TO MAKE CERTAIN ADMINISTRATIVE AMENDMENTS

Background

Proposal No. 7A sets out certain proposed amendments to our Articles of Association, and Proposal No. 7B sets out certain proposed amendments to our Memorandum of Association. Under Irish law, any amendment to a public company’s Articles of Association must be voted on separately from any amendment to a public company’s Memorandum of Association. For that reason, we are asking shareholders to separately vote on Proposals No. 7A and 7B; however, given the inextricable link between Proposals No. 7A and 7B, each proposal is subject to the other being approved by shareholders, and as a result, both proposals will fail if either proposal does not pass.

Proposal No. 7A: Proposed Amendments to the Company’s Articles of Association

Set out below is background information on the 3 categories of proposed amendments to our Articles of Association pursuant to this proposal. The description of the following proposed amendments is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this proxy statement as Part I of Annex D. We urge you to read Part I of Annex D in its entirety before casting your vote.

1. Amendment to Advance Notice Provision

Our Articles of Association provide shareholders with the right to propose nominees for election to the Board, typically referred to as “advance notice”. In connection with a review of our Articles of Association, the Board determined that any shareholder who desires to propose a nominee for election to the Board should provide meaningful disclosure so that the Board and shareholders can adequately assess the nominee. In light of that principle, the Board would like to amend our Articles of Association to enhance the current disclosure obligations applicable to shareholder nominations provided in the Company’s advance notice provision. Specifically, our Board believes that making the following enhancements to the advance notice provision in our Articles of Association is in the best interests of the Company and its shareholders:

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GOVERNANCE PROPOSALS

Item	Current Provision	Proposed Amendment
Name, age, business address and residence	This information is currently only required to be provided with respect to the shareholder nominee	The shareholder notice must disclose this information with respect to each shareholder nominee and shareholder proponent
Class, series and number of shares of the Company that are owned	This information is currently only required to be provided with respect to the shareholder nominee	The shareholder notice must disclose this information with respect to each shareholder nominee and shareholder proponent
Derivative instruments and short interests held in respect of the Company’s shares	No requirement to disclose	The shareholder notice must disclose the derivative instruments and short interests held in respect of the Company’s shares with respect to each shareholder nominee and shareholder proponent
Written consent of the shareholder nominee to serve as a director of the Company if elected	No requirement to provide	Must be provided
Representation that the shareholder nominee is not and will not become party to any voting commitment with respect to any matter to be voted upon by the Board	No requirement to provide	Must be provided
Disclosure of any fee arrangements with or among the shareholder proponent and shareholder nominee with respect to the value of the Company’s shares or the election of the shareholder nominee	No requirement to disclose	While such fee arrangements are not prohibited, the shareholder notice must disclose any such fee arrangements

2. Amendments in Connection with Recent Changes in Irish Law

On June 1, 2015, the Companies Act 2014 took effect in Ireland. The Companies Act 2014 is meant to consolidate and modernize company law in Ireland. Although the changes to Irish company law will not impact Accenture’s day-to-day operations, we must make some administrative updates to our Articles of Association to ensure that they are not impacted or affected by the introduction of this new law. None of the updates to our Articles of Association proposed to be made in connection with the Companies Act 2014 will materially change the rights of our shareholders.

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GOVERNANCE PROPOSALS

As an example, the Companies Act 2014 will automatically apply certain sections of the Act to Accenture unless we explicitly opt-out. Given many of these sections either address matters that are already covered by our Articles of Association or are not applicable to us, we are proposing to amend our Articles of Association to explicitly opt-out of certain provisions, as permitted by the Companies Act 2014. For example, the Companies Act 2014 includes a provision regarding the appointment of directors, which is already covered by existing provisions in our Articles of Association and we therefore recommend opting out of that provision.

Attached as Annex E to this proxy statement is a table that sets out a summary of the optional provisions from which we propose to opt-out, as well as certain other administrative amendments that we propose to make to our Articles of Association to address the adoption of the Companies Act 2014. Each of the proposed administrative amendments are summarized in more detail in Part III of Annex E.

3. Other Proposed Amendments

Finally, given that we have completed the phasing-in of the declassification of our Board, the provisions in our Articles of Association that relate to the prior classification of our Board are no longer relevant. Therefore, we propose to amend our Articles of Association to delete the provisions that previously addressed our classified board structure.

As required under Irish law, the resolution in respect of Proposal No. 7A is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal No. 7A is subject to Proposal No. 7B being adopted. Therefore, unless shareholders approve Proposal No. 7B, Proposal No. 7A will fail.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 7A IS AS FOLLOWS:

“As a special resolution that, subject to and conditional upon Proposal No. 7B being passed, the Articles of Association be and are hereby amended in the manner provided in Part I of Annex D of this proxy statement.”

✓ The Board recommends that you vote “FOR” the amendment to the Company’s Articles of Association in the manner described above.

Proposal No. 7B: Proposed Amendments to the Company’s Memorandum of Association

Set out below is background information on the proposed amendments to our Memorandum of Association. The description of the following proposed amendments is only a summary and is qualified in its entirety by reference of the complete text of the proposed amendments, which is attached to this proxy statement as Part II of Annex D. We urge you to read Part II of Annex D in its entirety before casting your vote.

Amendments in Connection with Recent Changes in Irish Law

As described above, on June 1, 2015, the Companies Act 2014 took effect in Ireland. In addition to the proposed amendments described above to our Articles of Association to accommodate the adoption of the Companies Act 2014, we must also make certain corresponding administrative amendments to our Memorandum of Association to account for the adoption of the Companies Act 2014. None of the updates to our Memorandum of Association proposed to be made in connection with the Companies Act 2014 will materially change the rights of our shareholders. The proposed amendments to our Memorandum of Association are each specifically described in the text of the resolution below, as required under Irish law.

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GOVERNANCE PROPOSALS

As required under Irish law, the resolution in respect of Proposal No. 7B is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal No. 7B is subject to Proposal No. 7A being adopted. Therefore, unless shareholders approve Proposal No. 7A , Proposal No. 7B will fail.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 7B IS AS FOLLOWS:

“As a special resolution that, subject to and conditional upon Proposal No. 7A being passed, the following amendments, as shown in Part II of Annex D, be made to the Memorandum of Association:

(a) the words “Companies Act 1963” in clause 3.3 of the Memorandum of Association be removed and the words “Companies Acts” be substituted therefor;

(b) the Memorandum of Association be and is hereby amended by the deletion of the existing clause 3.14 and the substitution therefor of the following new clause 3.14:

“3.14 To incorporate or cause to be incorporated any one or more subsidiaries (within the meaning of the Companies Acts) of the Company for the purpose of carrying on any business.”; and

(c) the Memorandum of Association be and is hereby amended by the deletion of the reference to “82,” in clause 6.”

✓ The Board recommends that you vote “FOR” the amendment to the Company’s Memorandum of Association in the manner described above.

PROPOSAL NO. 8 — VOTE TO AMEND THE COMPANY’S ARTICLES OF ASSOCIATION TO: (A) PROVIDE FOR A PLURALITY VOTING STANDARD IN THE EVENT OF A CONTESTED ELECTION; AND (B) GRANT THE BOARD SOLE AUTHORITY TO DETERMINE ITS SIZE

Background

Proposal No. 8A sets out proposed amendments to our Articles of Association to provide for a plurality voting standard in the context of a contested election, and Proposal No. 8B sets out proposed amendments to our Articles of Association to provide the Board the sole authority to set its size. Under Irish law, unless the Board is granted sole authority to set its size, the plurality voting standard would not achieve its desired results. For example, unless the Board is granted sole authority to set its size, nominees (including the Company’s nominees) who receive a simple majority of votes cast may also be elected to the Board, even if those nominees receive fewer votes than the nominees that otherwise fill the available seats. In contrast, in the United States, under a plurality voting standard, only those directors who receive the most votes for the available seats are elected. Given the link between Proposals No. 8A and 8B, each proposal is subject to the other being approved by shareholders, and as a result, both proposals will fail if either proposal does not pass.

The description of the following proposed amendments is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this proxy statement as Annex F. We urge you to read Annex F in its entirety before casting your vote.

Proposal No. 8A: Plurality Voting in a Contested Election

Today, Accenture has a majority voting standard for both uncontested and contested director elections. However, in the context of contested director elections, many believe that a plurality voting standard is more appropriate for a number of reasons, including to avoid the risk of a failed election (i.e., where one or more directors fails to receive a majority vote). In the United States, under a plurality voting standard, the nominees receiving the highest number of votes,

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GOVERNANCE PROPOSALS

regardless of whether the nominees receive a majority of the votes cast in the election, would be elected as directors. In the United States, proxy advisory firms generally support this view as well and best practice calls for a majority voting standard in uncontested director elections, and a plurality voting standard in contested elections.

In recent years, as best practices in corporate governance have evolved, there has been a shift from the historically dominant plurality voting standard in all director elections to a majority voting standard in uncontested elections and a plurality standard in contested elections. As evidence of this shift, 10 of the 12 companies included in our peer group used in assessing compensation for fiscal 2015 have adopted a majority voting standard for uncontested director elections while maintaining a plurality voting standard for contested elections. A survey of the 100 largest U.S. public companies reveals that the overwhelming majority have adopted a majority voting standard for uncontested elections while retaining a plurality voting standard for contested elections.

In light of the Board’s recommendation to proactively adopt proxy access, and the Board’s continual review of governance standards, the Board recommends that shareholders approve an amendment to our Articles of Association to provide for a plurality voting standard solely in the case of a contested election. If adopted, this amendment would provide that where the number of director nominees exceeds the number of directors to be elected, only those directors receiving the most votes for the available seats would be elected. The Board believes it is in the best interests of our shareholders to adopt the plurality voting standard in the case of contested elections, while maintaining the Company’s majority voting standard in the case of uncontested elections. Accordingly, Proposal No. 8A seeks shareholder approval to amend our Articles of Association to provide for plurality voting in a contested election.

As required under Irish law, the resolution in respect of Proposal No. 8A is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal No. 8A is subject to Proposal No. 8B being adopted. Therefore, unless shareholders approve Proposal No. 8B, Proposal No. 8A will fail.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 8A IS AS FOLLOWS:

“As a special resolution that, subject to and conditional upon Proposal No. 8B being passed, the Articles of Association be and are hereby amended in the manner provided in Part I of Annex F of this proxy statement.”

✓ The Board recommends that you vote “FOR” the amendment of the Company’s Articles of Association to provide for plurality voting in the event of a contested election.

Proposal No. 8B: Setting the Size of the Board

Our Board is also proposing to amend our Articles of Association to provide that the size of the Board be set solely by resolution of the Board. This amendment is necessary in order for the plurality voting mechanism described above to function effectively in Ireland. As discussed above, unless the Board is granted sole authority to set its size, nominees (including the Company’s nominees) who receive a simple majority of votes cast may also be elected to the Board, even if those nominees receive fewer votes than the nominees that otherwise fill the available seats. Accordingly, in order for proxy access (as described under Proposal No. 6 above) to operate effectively, the Board must have sole authority to set its size and a plurality voting standard must be applied in the context of contested elections.

As with plurality voting in contested elections, granting the Board sole authority to set its size is a common governance practice in the United States. Eight of the 12 companies included in our peer group used in assessing compensation for fiscal 2015 have granted their board sole authority to determine board size. Furthermore, a survey of the 100 largest U.S. public companies reveals that the overwhelming majority have granted their board sole authority to set the size of the board. Accordingly, Proposal No. 8B seeks shareholder approval to amend our Articles of Association to grant the Board sole authority to set its size within the parameters established in our Articles of Association.

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GOVERNANCE PROPOSALS

As required under Irish law, the resolution in respect of Proposal No. 8B is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal No. 8B is subject to Proposal No. 8A being adopted. Therefore, unless shareholders approve Proposal No. 8A, Proposal No. 8B will fail.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 8B IS AS FOLLOWS:

“As a special resolution that, subject to and conditional upon Proposal No. 8A being passed, the Articles of Association be and are hereby amended in the manner provided in Part II of Annex F of this proxy statement.”

✓ The Board recommends that you vote “FOR” the amendment of the Company’s Articles of Association to grant the Board sole authority to determine its size.

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ANNUAL IRISH LAW PROPOSALS

Annual Irish Law Proposals

PROPOSAL NO. 9 — BOARD AUTHORITY TO ISSUE SHARES

Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares which are part of the company’s authorized but unissued share capital. Our current authorization, approved by shareholders at our 2015 annual general meeting, will expire on August 4, 2016. We are presenting this Proposal No. 9 to renew the Board’s authority to issue our authorized shares on the terms set forth below.

We understand that it is customary practice in Ireland to seek shareholder authority to issue up to 33% of a company’s issued ordinary share capital and for such authority to be limited to a period of 12 to 18 months. Therefore, in accordance with customary practice in Ireland, we are seeking approval to authorize the Board to issue up to a maximum of 33% of our issued ordinary share capital as of December 7, 2015 (the latest practicable date before this proxy statement), for a period expiring 18 months from the passing of this resolution, unless otherwise varied, revoked or renewed. Notwithstanding the foregoing, we expect to propose renewal of this authorization on a regular basis at our annual general meetings in subsequent years.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our Articles of Association upon the terms below. In addition, we note that, because we are a NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and SEC, including those rules that limit our ability to issue shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE with whom we compete. Accordingly, approval of this resolution would merely place us on par with other NYSE-listed companies.

As required under Irish law, the resolution in respect of Proposal No. 9 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 9 IS AS FOLLOWS:

“That the directors be and are hereby generally and unconditionally authorized with effect from the passing of this resolution to exercise all powers of the Company to allot relevant securities (within the meaning of section 1021 of the Companies Act 2014) up to an aggregate nominal amount of $24,891.77 (274,889,912 shares) (being equivalent to approximately 33% of the aggregate nominal value of the issued ordinary share capital of the Company as of December 7, 2015 (the latest practicable date before this proxy statement)), and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

✓ The Board recommends that you vote “FOR” granting board authority to issue shares under Proposal No. 9.

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PROPOSAL NO. 10 — BOARD AUTHORITY TO OPT-OUT OF STATUTORY

PRE-EMPTION RIGHTS

Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). Because our current authority will expire on August 4, 2016, we are presenting this Proposal No. 10 to renew the Board’s authority to opt-out of the pre-emption right on the terms set forth below.

We understand that it is customary practice in Ireland to seek shareholder authority to opt-out of the statutory pre-emption rights provision in the event of (1) the issuance of shares for cash in connection with any rights issue and (2) the issuance of shares for cash, if the issuance is limited to up to 5% of a company’s issued ordinary share capital. It is also customary practice for such authority to be limited to a period of 12 to 18 months. Therefore, in accordance with customary practice in Ireland, we are seeking this authority for a period expiring 18 months from the passing of this resolution, unless otherwise varied, renewed or revoked. Notwithstanding the foregoing, we expect to propose renewal of this authorization on a regular basis at our annual general meetings in subsequent years.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. Similar to the authorization sought for Proposal No. 9, this authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares in the manner already permitted under our Articles of Association upon the terms below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE with whom we compete. Accordingly, approval of this resolution would merely place us on par with other NYSE-listed companies.

As required under Irish law, the resolution in respect of Proposal No. 10 is a special resolution that requires the affirmative vote of at least 75% of the votes cast.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 10 IS AS FOLLOWS:

“As a special resolution, that, subject to the passing of the resolution in respect of Proposal No. 9 as set out above and with effect from the passing of this resolution, the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (as defined in section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal No. 9 as if sub-section (1) of section 1022 did not apply to any such allotment, provided that this power shall be limited to:

(a) the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and

(b) the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $3,771.48 (41,649,986 shares) (being equivalent to approximately 5% of the aggregate nominal value of the issued ordinary share capital of the Company as of December 7, 2015 (the latest practicable date before this proxy statement))

and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has

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ANNUAL IRISH LAW PROPOSALS

expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

✓ The Board recommends that you vote “FOR” granting the Board authority to opt-out of statutory pre-emption rights under Proposal No. 10.

PROPOSAL NO. 11 — AUTHORIZATION TO MAKE OPEN-MARKET REPURCHASES

We have historically used open-market share purchases as a means of returning cash to shareholders and managing the size of our base of outstanding shares. These are longstanding objectives that management believes are important to continue. During fiscal 2015, we repurchased approximately 22.2 million of our ordinary shares in open-market purchases as part of our share buyback activities.

In this proposal, shareholders are being asked to authorize Accenture plc, or any of its subsidiaries, to make open-market purchases of Class A ordinary shares.

Under Irish law, this authorization cannot exceed 5 years, although it is customary practice to limit the authorization to 18 months. Accordingly, if adopted, the authority will expire on the close of business on August 3, 2017 unless re-approved at the Company’s annual general meeting of shareholders in 2017. We expect to continue to propose renewal of this authorization on a regular basis at our annual general meetings in subsequent years.

In connection with the parameters established with the Board regarding our share repurchase programs, these purchases would be made only at price levels that the directors would consider to be in the best interests of the shareholders generally, after taking into account the Company’s overall financial position. In addition, the price that may be paid for these shares shall not be less than 80% or more than 120% of the then closing market price of those shares on the NYSE the day preceding the day on which the relevant shares are purchased. It should be noted that Accenture plc currently effects repurchases under our existing share repurchase program as redemptions pursuant to Article 5(b)(iv) of our Articles of Association. Whether or not this proposed resolution is passed, Accenture plc will retain its ability to effect repurchases as redemptions pursuant to its Articles of Association, although subsidiaries of Accenture plc will not be able to make open-market purchases of Class A ordinary shares.

In order for a subsidiary of Accenture plc to make open-market purchases of Accenture plc’s Class A ordinary shares, such shares must be purchased on a “recognized stock exchange” under Irish law. The NYSE, on which Accenture plc Class A ordinary shares are listed, is a recognized stock exchange for this purpose under Irish law.

The authority being sought from our shareholders provides that the maximum number of shares authorized to be purchased will be no greater than 65,516,852 Class A ordinary shares, which represents 10.5% of the Company’s issued Class A ordinary shares outstanding as of November 30, 2015.

As required under Irish law, the resolution in respect of Proposal No. 11 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 11 IS AS FOLLOWS:

“The Company and any subsidiary of the Company are hereby generally authorized to make open-market purchases of Accenture plc Class A ordinary shares of $0.0000225 each (“shares”) on such terms and conditions and in such manner as the board of directors of the Company may determine from time to time but subject to the following provisions:

(a) The maximum number of shares authorized to be acquired by the Company and any subsidiaries of the Company pursuant to this resolution shall not exceed 65,516,852 shares.

(b) The maximum price to be paid for any share shall not be more than 120% of the closing price on the New York Stock Exchange for the shares on the day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company.

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(c) The minimum price to be paid for any share shall not be less than 80% of the closing price on the New York Stock Exchange for the shares on the day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company.

(d) This general authority will be effective from the date of passing of this resolution.

(e) This general authority is to expire 18 months from the date of the passing of this resolution, unless previously varied, revoked or renewed by ordinary resolution in accordance with the provisions of section 1074 of the Companies Act 2014. The Company or any such subsidiary may, before such expiry, enter into a contract for the purchase of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.”

✓ The Board recommends that you vote “FOR” the authorization of Accenture to make open-market purchases of Accenture plc Class A ordinary shares.

PROPOSAL NO. 12 — DETERMINE PRICE RANGE FOR RE-ALLOTMENT OF TREASURY SHARES

Our historical open-market share repurchases and other share buyback activities result in some of our ordinary shares being returned as treasury shares. Our executive compensation program, the 2010 Employee Share Purchase Program, and our other compensation programs make use of treasury shares that we acquire through our various share buyback activities.

Under Irish law, our shareholders must authorize the price range at which Accenture plc may re-allot any shares held in treasury as new shares of Accenture plc. In this proposal, that price range is expressed as a percentage of the minimum and maximum of the closing market price on the day preceding the day on which the relevant share is re-allotted. Irish law requires that this authorization be renewed by our shareholders every 18 months, and we therefore expect that it will continue to be proposed at subsequent annual general meetings.

The authority being sought from our shareholders provides that the minimum and maximum prices at which a treasury Class A ordinary share may be re-alloted are 95% (or nominal value where the re-allotment of treasury shares is required to satisfy an obligation under an employee share scheme or any option scheme) and 120%, respectively, of the closing market price of the Class A ordinary shares on the NYSE the day preceding the day on which the relevant share is re-allotted, except as described below. Any re-allotment of treasury shares will only be at price levels that the Company considers to be in the best interests of our shareholders.

As required under Irish law, the resolution in respect of Proposal No. 12 is a special resolution that requires the affirmative vote of at least 75% of the votes cast.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 12 IS AS FOLLOWS:

“As a special resolution, that the re-allotment price range at which any treasury Class A ordinary shares for the time being held by Accenture plc may be re-allotted shall be as follows:

(a) The maximum price at which a treasury Class A ordinary share may be re-allotted shall not be more than 120% of the closing price on the New York Stock Exchange for shares of that class on the day preceding the day on which the relevant share is re-allotted by Accenture plc.

(b) The minimum price at which a treasury Class A ordinary share may be re-allotted shall be the nominal value of the share where such a share is required to satisfy an obligation under an employee share scheme or any option schemes operated by Accenture plc or, in all other cases, not less than 95% of the closing price on the New York Stock Exchange for shares of that class on the day preceding the day on which the relevant share is re-allotted by Accenture plc.

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(c) The re-allotment price range as determined by paragraphs (a) and (b) shall expire 18 months from the date of the passing of this resolution, unless previously varied, revoked or renewed in accordance with the provisions of Section 109 and/or 1078 of the Companies Act 2014.”

✓ The Board recommends that you vote “FOR” the determination of the price range at which Accenture plc can re-allot shares that it acquires as treasury shares.

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Q&A ABOUT THE ANNUAL MEETING

Questions and Answers about

the Annual Meeting

WHY DID I RECEIVE THESE PROXY MATERIALS?

We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting. We either (1) mailed you a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) notifying each shareholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of this proxy statement and our Annual Report for the fiscal year ended August 31, 2015 (referred to as the “Proxy Materials”) or (2) mailed you a paper copy of the Proxy Materials and a proxy card in paper format. You received these Proxy Materials because you were a shareholder of record as of the close of business on December 7, 2015. If you have not received, but would like to receive, a paper copy of the Proxy Materials and a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability.

WHAT IS THE DATE, TIME AND LOCATION OF THE ANNUAL MEETING?

We will hold the Annual Meeting at 12:00 pm local time on Wednesday, February 3, 2016, at our New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA, subject to any adjournments or postponements. For directions to the meeting, you may contact our Corporate Secretary, c/o Accenture, 161 N. Clark Street, Chicago, Illinois 60601, USA.

Shareholders may also participate in the Annual Meeting by attending at Accenture’s Dublin office, located at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland at 5:00 pm local time where shareholders will be able to participate by video conference.

WHO IS ENTITLED TO VOTE?

The Board has set December 7, 2015 as the record date for the Annual Meeting. All persons who were registered holders of Accenture plc’s Class A ordinary shares and/or Class X ordinary shares at the close of business on that date are shareholders of record for the purposes of the Annual Meeting and will be entitled to attend and vote at the Annual Meeting. Beneficial owners who, at the close of business on the record date, held their shares in an account with a broker, bank or other holder of record generally cannot vote their shares directly and instead must instruct the record holder how to vote their shares.

As of the close of business on the record date, there were 809,947,440 Class A ordinary shares outstanding (which includes 182,033,190 shares held by Accenture) and 23,012,296 Class X ordinary shares outstanding. Class A ordinary shares held by Accenture may not be voted and, accordingly, will have no impact on the outcome of any vote of the shareholders of Accenture plc. Each shareholder of record is entitled to one vote per Class A ordinary share and one vote per Class X ordinary share on each matter submitted to a vote of shareholders. Holders of Class A ordinary shares and Class X ordinary shares will vote together, and not as separate classes, on all matters being considered at the Annual Meeting. Your shares will be represented if you attend and vote at the Annual Meeting or if you submit a completed proxy.

HOW DO I VOTE?

Registered shareholders (that is, shareholders who hold their shares directly with our transfer agent, Computershare) can vote any 1 of 5 ways:

¡	By Telephone: Call 1 (800) 690-6903 from the United States. You will need to use the 16-digit control number you were provided on your proxy card or Notice of Internet Availability, and follow the instructions given by the voice prompts.

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¡	Via the Internet: Go to www.proxyvote.com to vote via the Internet using the 16-digit control number you were provided on your proxy card or Notice of Internet Availability. You will need to follow the instructions on the website.

¡	By Mail: If you received a paper copy in the mail of the Proxy Materials and a proxy card, you may mark, sign, date and return your proxy card in the enclosed postage-paid envelope. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board as described in this proxy statement. If any other matters are properly brought up at the Annual Meeting (other than the proposals contained in this proxy statement), then the named proxies will have the authority to vote your shares on those matters in accordance with their discretion and judgment. The Board currently does not know of any matters to be raised at the Annual Meeting other than the proposals contained in this proxy statement. If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card by mail.

¡	By Scanning the QR Code: Scan the QR Code located on your proxy card or Notice of Internet Availability to access www.proxyvote.com and vote your shares online. Additional software may be required for scanning.

¡	In Person: Attend the Annual Meeting in New York or at the location in Dublin where shareholders will be able to participate in the Annual Meeting by video conference, or send a personal representative with an appropriate proxy, to vote by poll card at the meeting. Please contact our Corporate Secretary, c/o Accenture, 161 N. Clark Street, Chicago, Illinois 60601, USA, for additional information about sending a personal representative on your behalf. For information about how to attend the Annual Meeting, please see “What do I need to be admitted to the Annual Meeting?” below.

IF I AM A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME, HOW DO I VOTE?

If your shares are held beneficially in the name of a bank, broker or other holder of record (sometimes referred to as holding shares “in street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If you wish to vote in person at the meeting, you must obtain a legal proxy from the bank, broker or other holder of record that holds your shares, and bring it, or other evidence of stock ownership, with you to the meeting.

IF I AM A CURRENT OR FORMER ACCENTURE EMPLOYEE WITH EMPLOYEE PLAN SHARES, HOW DO I VOTE?

If you are a current or former Accenture employee with shares received through our employee plans and held by Morgan Stanley Smith Barney LLC (“MSSB”) or UBS Financial Services, Inc. (“UBS”), you may receive one proxy card that covers the shares held for you by MSSB and/or UBS, as well as any other shares registered directly in your name. You may submit one proxy for all of these shares via the Internet, by telephone or by mail in the same manner as described above for registered shareholders. If you vote your plan shares by 8:00 am EST on February 1, 2016, MSSB and/or UBS will vote the shares as you have directed.

It is important that you direct MSSB and/or UBS how to vote your shares. If voting instructions are not received on time by MSSB, MSSB will not vote your shares for any proposal. If voting instructions are not received on time by UBS, UBS will not vote your shares on non-routine proposals (Proposals No. 1, 2, 3, 4, 6, 7A, 7B, 8A, 8B and 10). UBS will, however, vote your shares on routine proposals (Proposals No. 5, 9, 11 and 12 in this proxy statement) in the same proportion as the plan shares with respect to which voting instructions for routine proposals were received by UBS on a timely basis.

Participants with shares received through employee plans may attend the Annual Meeting by following the instructions in the section “What do I need to be admitted to the Annual Meeting?” below. Shares held through MSSB and/or UBS, however, can only be voted as described in this section and cannot be voted at the meeting.

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Q&A ABOUT THE ANNUAL MEETING

WHAT ARE THE DEADLINES TO SUBMIT MY VOTE?

The deadlines to submit your votes for the Annual Meeting are set forth below.

Telephone	Internet	Mail	QR Code

Call 1 (800) 690–6903	Visit www.proxyvote.com	Mail your proxy card	Scan the QR Code
Votes cast by phone must be received by 11:59 pm EST on Feb. 2, 2016.*	Votes cast by Internet must be received by 11:59 pm EST on Feb. 2, 2016.*	Votes cast by mail must be received by 8:00 am EST on Feb. 3, 2016.*	Votes cast by scanning the QR Code must be received by 11:59 pm EST on Feb. 2, 2016.*

*	For current and former employees who are voting employee plan shares held by MSSB or UBS, your proxy must be received by 8:00 am EST on Feb. 1, 2016. Beneficial owners of shares held in street name should refer to information from your bank, broker or nominee on how to submit voting instructions.

CAN I REVOKE MY PROXY OR CHANGE MY VOTE AFTER I HAVE VOTED?

Yes. If you are a registered shareholder and previously voted by Internet, telephone, scanning a QR Code or mail, you may revoke your proxy or change your vote by:

¡	voting at a later date by Internet, telephone or scanning the QR code as set forth above before the closing of those voting facilities at 11:59 pm EST on Feb. 2, 2016;

¡	mailing a proxy card that is properly signed and dated with a later date than your previous vote and that is received no later than 8:00 am EST on Feb. 3, 2016;

¡	attending the Annual Meeting in New York or at the location in Dublin where shareholders will be able to participate in the Annual Meeting by video conference and submitting a new poll card during the meeting; or

¡	sending a written notice of revocation to our Corporate Secretary, c/o Accenture, 161 N. Clark Street, Chicago, Illinois 60601, USA, which must be received before the commencement of the Annual Meeting.

If you are a current or former employee and your employee plan shares are held by MSSB or UBS, you may revoke your proxy and change your vote by voting at a later date by Internet, telephone or mail if you do so no later than 8:00 am EST on Feb. 1, 2016. You cannot revoke and change your proxy with respect to your employee plan shares after that date, and you cannot revoke and vote your plan shares in person at the Annual Meeting.

If you are a beneficial owner of shares held in street name, you must contact the holder of record to revoke a previously authorized proxy.

WHAT DO I NEED TO BE ADMITTED TO THE ANNUAL MEETING?

At the entrance to the Annual Meeting in New York or at the location in Dublin where shareholders will be able to participate in the Annual Meeting by video conference, we will request to see your admission ticket and valid photo identification, such as a driver’s license or passport. We encourage you to request an admission ticket for the Annual Meeting in advance. You may request admission tickets by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voter instruction form or Notice of Internet Availability. If you do not request an admission ticket in advance, we will need to determine if you owned ordinary shares on the record date by:

¡	verifying your name and share ownership against our list of registered shareholders; or

¡	asking to review evidence of your share ownership as of December 7, 2015, such as your brokerage statement. You must bring such evidence with you in order to be admitted to the meeting.

If you are acting as a proxy, we will need to review a valid written legal proxy signed by the registered owner of the ordinary shares granting you the required authority to attend the meeting and vote such shares.

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Q&A ABOUT THE ANNUAL MEETING

WHAT CONSTITUTES A QUORUM?

In order to establish a quorum at the Annual Meeting (in New York or Dublin), there must be at least 3 shareholders present in person or by proxy who have the right to attend and vote at the meeting and who together hold shares representing more than 50% of the votes that may be cast by all shareholders of record. For purposes of determining a quorum, abstentions and broker “non-votes” are counted as present.

HOW ARE VOTES COUNTED?

You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each of the proposals presented. A vote “FOR” will be counted in favor of the proposal or respective director nominee and a vote “AGAINST” will be counted against each proposal or respective nominee. Except as described below, an “ABSTAIN” vote will not be counted “FOR” or “AGAINST” and will have no effect on the voting results for any of the proposals in this proxy statement. Broadridge Investor Communication Solutions, Inc. will act as our Inspector of Election at the Annual Meeting and assist us in tabulating the votes.

WHAT IS A “BROKER NON-VOTE” AND HOW DOES IT AFFECT VOTING?

If you are a beneficial owner whose shares are held of record by a broker, we encourage you to instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. This is called a “broker non-vote”, which occurs for proposals considered “non-routine” under NYSE rules. Your broker will, however, still be able to register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum and will be able to vote on “routine” proposals.

The “routine” proposals in this proxy statement are Proposals No. 5, 9, 11 and 12, for which your broker has discretionary voting authority under the NYSE rules to vote your shares, even if the broker does not receive voting instructions from you. All other proposals (Proposals No. 1, 2, 3, 4, 6, 7A, 7B, 8A, 8B and 10) are considered “non-routine” such that, if you are a beneficial owner whose shares are held of record by a broker and you do not provide voting instructions, a broker non-vote will occur and your shares will not be voted on these proposals.

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Q&A ABOUT THE ANNUAL MEETING

WHAT IS THE VOTE REQUIRED TO APPROVE EACH OF

THE PROPOSALS DISCUSSED IN THE PROXY STATEMENT?

The chart below summarizes the voting requirements and effects of broker non-votes and abstentions on the outcome of the vote for the proposals at the Annual Meeting.

Proposals	Required Approval	Broker Discretionary Voting Allowed	Broker Non-Votes	Abstentions
1. Re-Appointment of Directors	Majority of Votes Cast	No	No effect	No effect
2. Advisory Vote on Executive Compensation	Majority of Votes Cast	No	No effect	No effect
3. Amend the 2010 SIP	Majority of Votes Cast	No	No effect	Vote against(1)
4. Amend the 2010 ESPP	Majority of Votes Cast	No	No effect	Vote against(1)
5. Ratify the Appointment and Remuneration of Auditors	Majority of Votes Cast	Yes	N/A	No effect
6. Amend the Company’s Articles of Association to Implement “Proxy Access”	75% of Votes Cast	No	No effect	No effect
7. Amend the Company’s:
7A. Articles of Association’s Advance Notice Provisions and Make Certain Administrative Amendments; and	75% of Votes Cast	No	No effect	No effect
7B. Memorandum of Association to Make Certain Administrative Amendments	75% of Votes Cast	No	No effect	No effect
8. Amend the Company’s Articles of Association to:
8A. Provide for a Plurality Voting Standard in Contested Elections; and	75% of Votes Cast	No	No effect	No effect
8B. Grant Board Sole Authority to Determine its Size	75% of Votes Cast	No	No effect	No effect
9. Grant Board Authority to Issue Shares	Majority of Votes Cast	Yes	N/A	No effect
10. Grant Board Authority to Opt-Out of Statutory Pre-emption Rights	75% of Votes Cast	No	No effect	No effect
11. Authorize Accenture to Make Open-Market Repurchases	Majority of Votes Cast	Yes	N/A	No effect
12. Determination of Price Range for the Re-Allotment of Treasury Shares	75% of Votes Cast	Yes	N/A	No effect

(1)	Under NYSE rules, approval of this proposal requires the affirmative vote of a majority of votes cast, which includes abstentions, at the meeting or by proxy, and also requires that the total votes cast (including abstentions) represent over 50% of all shares entitled to vote on this proposal.

There is no cumulative voting in the appointment of directors. The appointment of each director nominee will be considered and voted upon as a separate proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named. If the proposal for the appointment of a director nominee does not receive the required majority of the votes cast, then the director will not be appointed and the position on the Board that would have been filled by the director nominee will become vacant. The Board has the ability to fill the vacancy upon the recommendation of its Nominating & Governance Committee, in accordance with Accenture plc’s Articles of Association, subject to re-appointment by Accenture plc’s shareholders at the next annual general meeting of shareholders.

2015 Proxy Statement	Accenture • 101

Q&A ABOUT THE ANNUAL MEETING

WHO WILL PAY FOR THE COST OF THIS PROXY SOLICITATION?

Accenture will bear the costs of soliciting proxies from the holders of our Class A ordinary shares and Class X ordinary shares. Proxies may be solicited on our behalf by our directors, officers and other selected Accenture employees telephonically, electronically or by other means of communication, and by Georgeson Inc., whom we have hired to assist in the solicitation of proxies. Directors, officers and employees who help us in the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. Georgeson Inc. will receive a fee of $25,000, plus reasonable out-of-pocket costs and expenses, for its services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending the materials to beneficial owners.

2015 Proxy Statement	Accenture • 102

ADDITIONAL INFORMATION

Additional Information

HOUSEHOLDING OF SHAREHOLDER DOCUMENTS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to 2 or more shareholders sharing the same address by delivering a single annual report and proxy statement or a single notice of internet availability of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding”, reduces the volume of duplicate information received at households and helps to reduce costs. While the Company does not household, a number of brokerage firms with account holders who are Accenture shareholders have instituted householding. Once a shareholder has consented or receives notice from his or her broker that the broker will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until one or more of the shareholders revokes his or her consent. If your notice of internet availability of proxy materials or your annual report and proxy statement, as applicable, have been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request and the Company will promptly deliver a separate copy of the Notice of Internet Availability or the Proxy Materials by writing or calling our Investor Relations Group at the following address, telephone number or e-mail address: Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA; telephone number, 1 (877) ACN-5659 (1-877-226-5659) in the United States and Puerto Rico, and +(353) (1) 407-8203 outside the United States and Puerto Rico; or e-mail, investor.relations@accenture.com.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Our annual general meeting of shareholders for 2017 is expected to be held in February 2017. In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 to be included in the proxy statement for that meeting must be received by us by August 16, 2016. If you would like to submit a shareholder proposal to be included in those proxy materials, you should send your proposal to our Corporate Secretary, c/o Accenture, 161 N. Clark Street, Chicago, Illinois 60601, USA. In order for your proposal to be included in the proxy statement, the proposal must comply with the requirements established by the SEC and our Articles of Association.

Pursuant to our Articles of Association, a shareholder must give notice of any intention to propose a person for appointment as a director not less than 120 nor more than 150 days before the first anniversary of the date of the proxy statement for our prior year’s annual general meeting. In addition, if shareholders approve Proposal No. 6, shareholders will have the right, subject to certain terms and conditions, to have their nominee included in our proxy materials for the applicable Annual Meeting. Unless a shareholder who wishes to present a proposal at the Annual Meeting (other than a proposal to appoint a person as a director outlined above) outside the processes of Rule 14a-8 of the Exchange Act has submitted such proposal to us by the close of business on October 28, 2016, subject to applicable rules, we will have discretionary authority to vote on any such proposal with respect to all proxies submitted to us even when we do not include in our proxy statement advice on the nature of the matter and how we intend to exercise our discretion to vote on the matter.

Irish law currently provides that shareholders holding 10% or more of the total voting rights may request that the directors call an extraordinary general meeting at any time. The shareholders who wish to request an extraordinary general meeting must deliver to Accenture’s principal executive office a written notice, signed by the shareholders requesting the meeting and stating the purposes of the meeting. If the directors do not, within 21 days of the date of delivery of the request, proceed to convene a meeting to be held within 2 months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting, but any meeting so convened cannot be held after the expiration of 3 months from the date of delivery of the request. These provisions of Irish law are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

2015 Proxy Statement	Accenture • 103

ADDITIONAL INFORMATION

ABOUT ACCENTURE

Accenture is a leading global professional services company, providing a broad range of services and solutions in strategy, consulting, digital, technology and operations. As of August 31, 2015, we had more than 358,000 employees, offices and operations in more than 200 cities in 55 countries and revenues before reimbursements of $31.0 billion for fiscal 2015. We operate globally with one common brand and business model designed to enable us to provide clients around the world with the same high level of service.

Accenture plc is organized under the laws of Ireland and maintains its principal executive office in Ireland at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland. Our telephone number in Ireland is +(353) (1) 646-2000. You may contact our Investor Relations Group by telephone in the United States and Puerto Rico at 1 (877) ACN-5659 (1-877-226-5659) and outside the United States and Puerto Rico at +(353) (1) 407-8203; by e-mail at investor.relations@accenture.com; or by mail at Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA.

Our website address is www.accenture.com. We use our website as a channel of distribution for company information. We make available free of charge on the Investor Relations section of our website (http://investor.accenture.com) our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC pursuant to section 13(a) or 15(d) of the Exchange Act. We also make available other reports filed with or furnished to the SEC under the Exchange Act through our website, including our proxy statements and reports filed by officers and directors under section 16(a) of the Exchange Act, as well as our Code of Business Ethics, our Corporate Governance Guidelines and the charters of each of the Board’s committees. You may request any of these materials and information in print free of charge by contacting our Investor Relations Group at Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA. We do not intend for information contained on our website to be part of this proxy statement.

You also may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549, USA. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1 (800) SEC-0330 (1-800-732-0330). The SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers, including Accenture, that file electronically with the SEC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP MEASURES

In this proxy statement, Accenture discloses the following non-GAAP financial measures:

¡	Percentage changes in revenues before reimbursements (“net revenues”) on a local currency basis. Financial results in local currency are calculated by restating current period activity into U.S. dollars using the comparable prior year period’s foreign currency exchange rates. This approach is used for all results where the functional currency is not the U.S. dollar. Accenture’s management believes that information regarding changes in its net revenues that excludes the effect of fluctuations in foreign currency exchange rates facilitates meaningful comparison of its net revenues before reimbursements.

¡	Earnings per share and operating margin, in each case excluding the non-cash charge related to the settlement of certain U.S. pension obligations. Accenture’s management believes that information regarding the effect of the settlement charge facilitates an understanding as to both the impact of the settlement charge and the company’s operating performance.

¡	Free cash flow (defined as operating cash flow net of property and equipment additions). Accenture’s management believes that this information provides meaningful additional information regarding the Company’s liquidity.

While Accenture’s management believes that this non-GAAP financial information is useful in evaluating Accenture’s operations, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with GAAP.

2015 Proxy Statement	Accenture • 104

ADDITIONAL INFORMATION

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of section 27A of the Securities Act, as amended, and section 21E of the Exchange Act. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. For a more detailed discussion of these factors, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K filed with the SEC. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to update them.

December 11, 2015

2015 Proxy Statement	Accenture • 105

ANNEX A

Annexes

ANNEX A — PROPOSED AMENDMENTS TO AMENDED AND RESTATED ACCENTURE PLC 2010 SHARE INCENTIVE PLAN

AMENDED AND RESTATED ACCENTURE PLC 2010 SHARE INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the Plan is to aid the Company and its Affiliates in recruiting, retaining and rewarding key employees, directors, consultants or other service providers of outstanding ability and to motivate such employees, directors, consultants or service providers for the Company or an Affiliate to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors, consultants or other service providers will have in the welfare of the Company as a result of their proprietary interest in the Company.

2.	Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)	Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)	Affiliate: Any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

(c)	Award: An Option, Share Appreciation Right or Other Share-Based Award granted pursuant to the Plan.

(d)	Beneficial Owner: A “beneficial owner”, as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(e)	Board: The Board of Directors of the Company.

(f)	Board Approval Date: December 10, 2009, the date the Plan was approved by the Board.

(g)	Change in Control: The occurrence of any of the following events:

(i)	any Person (other than (A) the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (B) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company) becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing 50~~20~~% or more of the combined voting power of the Company’s then-outstanding securities;

(ii)	during any period of twenty-four consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director nominated by any Person (other than the Board) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control under (i), (iii) or (iv) of this Section 2(f)) whose election by the Board or nomination for election by the Company’s shareholders has been approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)	the consummation of any transaction or series of transactions resulting in a merger, consolidation or amalgamation, in which the Company is involved, other than a merger, consolidation or amalgamation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity), in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation or amalgamation; or

2015 Proxy Statement	Accenture • A-1

ANNEX A

(iv)	the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets.

(h)	Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(i)	Committee: A committee of the Board (including, without limitation, the full Board) that has been designated by the Board to administer the Plan.

(j)	Company: Accenture plc, a company incorporated under the laws of Ireland with a registered number of 471706.

(k)	Effective Date: The date the Plan was approved by the Company’s shareholders.

(l)	Fair Market Value: On a given date,

(i)	if there should be a public market for the Shares on such date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the “NASDAQ”), or, if no sale of Shares shall have been reported on the Composite Tape of any national securities exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used; and

(ii)	if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith;

provided, however, that in the event the granting of an Award requires a different calculation of “fair market value” in order to comply with local tax regulations, then, for purposes of such Award, the Fair Market Value shall be determined by the Committee in good faith in a manner intended to comply with such local regulations.

(m)	Grant Price: The purchase price per Share under the terms of an Option, as determined pursuant to Section 6(a) of the Plan.

(n)	ISO: An Option that is also an incentive stock option, as described in Section 422 of the Code, granted pursuant to Section 6(c) of the Plan.

(o)	Option: A share option granted pursuant to Section 6 of the Plan.

(p)	Other Share-Based Awards: Awards granted pursuant to Section 8 of the Plan.

(q)	Participant: An employee, director, or consultant of, or any Person who performs services for, the Company or an Affiliate who is selected by the Committee to participate in the Plan.

(r)	Person: A “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(s)	Plan: The Amended and Restated Accenture plc 2010 Share Incentive Plan.

(t)	RSU: A restricted share unit, granted pursuant to Section 8 of the Plan, that represents the right to receive a Share.

(u)	Shares: Class A ordinary shares of the Company.

(v)	Share Appreciation Right: A share appreciation right granted pursuant to Section 7 of the Plan.

(w)	Subsidiary: A “subsidiary corporation” as defined in Section 424(f) of the Code (or any successor section thereto).

2015 Proxy Statement	Accenture • A-2

ANNEX A

3.	Shares Subject to the Plan

The total number of Shares that may be used to satisfy Awards under the Plan is eighty-three million (83~~74~~,000,000). The Shares may consist, in whole or in part, of unissued Shares or previously-issued Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. If Shares are not issued or are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such Shares will not be added back to the aggregate number of Shares with respect to which Awards may be granted under the Plan, but rather will count against the aggregate number of Shares with respect to which Awards may be granted under the Plan. When an Option or Share Appreciation Right is granted under the Plan, the number of Shares subject to the Option or Share Appreciation Right will be counted against the aggregate number of Shares with respect to which Awards may be granted under the Plan as one Share for every Share subject to such Option or Share Appreciation Right, regardless of the actual number of Shares (if any) used to settle such Option or Share Appreciation Right upon exercise and regardless of whether the Company utilizes the proceeds received upon Option exercise to repurchase Shares on the open market or otherwise. Shares that are subject to Awards that terminate, lapse or are cancelled may again be used to satisfy Awards under the Plan.

4.	Administration

The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as “Non-Employee Directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and “independent directors” within the meaning of the New York Stock Exchange or other applicable listed company rules. Additionally, the Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or an Affiliate; provided that such delegation and grants are consistent with applicable law and guidelines established by the Board from time to time. The Committee may grant Awards under this Plan only to Participants; provided that Awards may also, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company, its predecessor, Accenture Ltd, or the Company’s Affiliates or a company that becomes an Affiliate. The number of Shares underlying such substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes of any relevant jurisdiction as a result of the granting, vesting or exercise of an Award, the delivery of cash or Shares pursuant to an Award, or upon the sale of Shares acquired by the granting, vesting or exercise of an Award.

5.	Limitations

(a)	Time Limitation. No Award may be granted under the Plan after December 10, 2024~~the tenth anniversary of the Board Approval Date~~, but Awards theretofore granted may extend beyond that date.

(b)	Aggregate Limits on Awards to Non-Employee Directors. The maximum number of Shares subject to Awards granted during a fiscal year to any non-employee director, taken together with any cash retainer paid to such non-employee director in respect of such fiscal year, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividends or dividend equivalents paid on any Shares or Awards).

2015 Proxy Statement	Accenture • A-3

ANNEX A

6.	Terms and Conditions of Options

Options granted under the Plan shall be, as determined by the Committee, non-qualified stock options or ISOs for United States federal income tax purposes (or other types of Options in jurisdictions outside the United States), as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a)	Grant Price; Exercisability and Term. Options granted under the Plan shall have a Grant Price that is not less than the Fair Market Value of a Share on the date of grant (other than in the case of Options granted in substitution of previously granted awards, as described in Section 4, or as provided under Section 8), and shall be exercisable at such time and upon such terms and conditions, as may be determined by the Committee. No Option shall have a term in excess of ten years.

(b)	Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii) or (iii) in the following sentence. Except as otherwise provided in an Award agreement, the purchase price for the Shares as to which an Option is exercised shall be paid in full no later than the time when Shares are delivered following option exercise, with such payment made to the Company (i) in cash or its equivalent (e.g., by check), (ii) to the extent permitted by the Committee, by net-settlement in Shares or by transferring Shares having a Fair Market Value equal to the aggregate Grant Price for the Shares being purchased to a nominee of the Company and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee or generally accepted accounting principles, (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares or (iv) through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Grant Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, the Participant has paid in full for such Shares, the Shares in question have been registered in the Company’s register of shareholders and, if applicable, the Participant has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(c)	ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. No ISO shall have a per Share Grant Price of less than the Fair Market Value of a Share on the date granted or have a term in excess of ten years; provided, however, that no ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of shares of the Company or of any Subsidiary, unless (i) the Grant Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (A) within two years after the date of grant of such ISO or (B) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

2015 Proxy Statement	Accenture • A-4

ANNEX A

(d)	Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the Grant Price or taxes relating to the exercise of an Option by delivering Shares to a nominee of the Company, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

(e)	Repricing of Options. Notwithstanding any provision herein to the contrary, the repricing of an Option, once granted hereunder, is prohibited without prior approval of the Company’s shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower the Grant Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option in exchange for another Award at a time when the Grant Price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change permitted under Section 9(a) below.

7.	Terms and Conditions of Share Appreciation Rights

(a)	Grants. The Committee also may grant (i) a Share Appreciation Right independent of an Option or (ii) a Share Appreciation Right in connection with an Option, or a portion thereof. A Share Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).

(b)	Terms. The exercise price per Share of a Share Appreciation Right shall be an amount determined by the Committee that is not less than the Fair Market Value of a Share on the date of grant (other than in the case of Share Appreciation Rights granted in substitution of previously granted awards, as described in Section 4). Each Share Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to a payment from the Company of an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Share Appreciation Right. Each Share Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Fair Market Value on the exercise date of one Share over (y) the Grant Price per Share, times (II) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. If the payment is made, in whole or in part, in newly issued Shares, the Participant shall agree to pay to the Company the aggregate par value of such Shares. Share Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Share Appreciation Right is being exercised. No fractional Shares will be issued in payment for Share Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

(c)	Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Share Appreciation Rights as it may deem fit but in no case shall a Share Appreciation Right vest and become exercisable until the lapse of a period of at least one year from the date of grant. No Share Appreciation Right shall have a term in excess of ten years.

2015 Proxy Statement	Accenture • A-5

ANNEX A

(d)	Repricing of Share Appreciation Rights. Notwithstanding any provision herein to the contrary, the repricing of a Share Appreciation Right, once granted hereunder, is prohibited without prior approval of the Company’s shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Share Appreciation Right to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a Share Appreciation Right in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change permitted under Section 9(a) below.

8.	Other Share-Based Awards

The Committee, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares, Awards of RSUs and other Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Share-Based Awards”). Such Other Share-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Share-Based Awards may be granted alone or in addition to any other Awards granted under the Plan and also may be granted as matching Awards in connection with a Participant’s purchase of Shares under the Plan or under any other plan maintained by the Company, or pursuant to open market purchases. Subject to the provisions of the Plan, the Committee shall determine: (i) to whom and when Other Share-Based Awards will be made; (ii) the number of Shares to be awarded under (or otherwise related to) such Other Share-Based Awards; (iii) whether such Other Share-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and (iv) all other terms and conditions of such Other Share-Based Awards (including, without limitation, the vesting provisions thereof, any required payments to be received from Participants and other provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

9.	Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)	Generally. In the event of any change in the outstanding Shares after the Board Approval Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, amalgamation, spin-off or combination transaction or repurchase or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities or property issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Grant Price or exercise price of any Share Appreciation Right, (iii) any applicable performance measures or performance vesting terms with respect to outstanding Awards and/or (iv~~ii~~) any other affected terms of any Award.

(b)	Change in Control. In the event of a Change in Control after the Board Approval Date, the Committee may, in its sole discretion (but subject to Section 17), provide for the termination of an Award upon the consummation of the Change in Control and (x) the payment of a cash amount in exchange for the cancellation of an Award which, in the case of Options and Share Appreciation Rights, may equal the excess, if any, of the Fair Market Value of the Shares subject to such Options or Share Appreciation Rights over the aggregate exercise price of such Options or Share Appreciation Rights, and/or (y) the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder.

2015 Proxy Statement	Accenture • A-6

ANNEX A

10.	No Right to Employment or Awards

The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or service or consulting relationship of a Participant and shall not lessen or affect the Company’s or Affiliate’s right to terminate the employment or service or consulting relationship of such Participant. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

11.	Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

12.	Nontransferability of Awards

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant other than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

13.	Amendments or Termination

The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (a) without the approval of the shareholders of the Company, would (except as provided in Section 9 of the Plan) increase the total number of Shares reserved for the purposes of the Plan, or (b) without the consent of a Participant, would materially adversely a~~e~~ffect any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit Awards to meet the requirements of the Code or other applicable laws.

14.	International Participants

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the provisions of local law, and the Committee may, where appropriate, establish one or more sub-plans to reflect such amended or varied provisions.

15.	Choice of Law

The Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws.

16.	Effectiveness of the Plan

The Plan shall be effective as of the Effective Date.

2015 Proxy Statement	Accenture • A-7

ANNEX A

17.	Section 409A

Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. If pursuant to the provisions of Section 409A of the Code any distribution or payment is required to be delayed as a result of a Participant being deemed to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then any such distributions or payments under the Plan shall not be made or provided prior to the earlier of (A) the expiration of the six month period measured from the date of the Participant’s separation from service (as defined under Section 409A of the Code) or (B) the date of the Participant’s death. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 17.

2015 Proxy Statement	Accenture • A-8

ANNEX B

ANNEX B — PROPOSED AMENDMENTS TO ACCENTURE PLC 2010 EMPLOYEE SHARE PURCHASE PLAN

AMENDED AND RESTATED ACCENTURE PLC 2010 EMPLOYEE SHARE PURCHASE PLAN

1.	Purpose of the Plan

The purpose of the Plan is to give Eligible Employees of the Company and its Subsidiaries the ability to share in the Company’s future success. The Company expects that it will benefit from the added interest which such Eligible Employees will have in the welfare of the Company as a result of their increased equity interest in the Company.

2.	Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)	Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)	Beneficial Owner: A “beneficial owner”, as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(c)	Board: The Board of Directors of the Company.

(d)	Change in Control: The occurrence of any of the following events:

(i)	any Person (other than (A) the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (B) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company) becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing 50~~20~~% or more of the combined voting power of the Company’s then-outstanding securities;

(ii)	during any period of twenty-four consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director nominated by any Person (other than the Board) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control under (i), (iii) or (iv) of this Section 2(d)) whose election by the Board or nomination for election by the Company’s shareholders has been approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)	the consummation of any transaction or series of transactions resulting in a merger, consolidation or amalgamation, in which the Company is involved, other than a merger, consolidation or amalgamation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity), in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation or amalgamation; or

(iv)	the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets.

(e)	Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(f)	Committee: The Compensation Committee of the Board.

(g)	Company: Accenture plc, a company incorporated under the laws of Ireland with a registered number of 471706.

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ANNEX B

(h)	Compensation: A Participant’s compensation as defined from time to time by the Committee in its sole discretion with respect to any Option or Offering Period (it being understood that “Compensation” may be defined differently for different Participants for purposes of the Plan). Except as otherwise defined by the Committee from time to time in its sole discretion, “Compensation” shall (i) include a Participant’s base salary, annual bonuses, commissions, overtime and shift pay, in each case prior to reductions for pre-tax contributions made to a plan or salary reduction contributions to a plan excludable from income under Sections 125 or 402(g) of the Code, and (ii) exclude severance pay, stay-on bonuses, long-term bonuses, retirement income, change in control payments, contingent payments, income derived from share options, share appreciation rights and other equity-based compensation and other forms of special remuneration.

(i)	Effective Date: The date the Board and the shareholders of the Company approve the Plan.

(j)	Eligible Employee: An individual who is eligible to participate in the Plan pursuant to Section 5 of the Plan.

(k)	Fair Market Value: On a given date, (i) if there should be a public market for the Shares on such date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the “NASDAQ”), or, if no sale of Shares shall have been reported on the Composite Tape of any national securities exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used; and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

(l)	Maximum Share Amount: Subject to applicable law, the maximum number of Shares that a Participant may purchase on any given Purchase Date, as determined by the Committee in its sole discretion.

(m)	Offering Date: The first date of an Offering Period.

(n)	Offering Period: A period of time established by the Committee from time to time not to exceed 27 months. The Offering Period may be evidenced by such documents as may be determined by the Committee in its sole discretion.

(o)	Option: A share option granted pursuant to Section 7 of the Plan.

(p)	Participant: An Eligible Employee who elects to participate in the Plan pursuant to Section 6 of the Plan.

(q)	Participating Subsidiary: A Subsidiary of the Company that is selected to participate in the Plan by the Committee in its sole discretion.

(r)	Payroll Deduction Account: An account to which payroll deductions of a Participant, or other payments made by a Participant to the extent provided by the Committee, are credited under Section 9(c) of the Plan.

(s)	Person: A “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(t)	Plan: The Amended and Restated Accenture plc 2010 Employee Share Purchase Plan.

(u)	Plan Broker: A stock brokerage or other financial services firm designated by the Committee in its sole discretion.

(v)	Purchase Date: The last date of an Offering Period, or such earlier date as determined by the Committee in its sole discretion (subject to Section 21).

(w)	Purchase Price: The purchase price per Share, as determined pursuant to Section 8 of the Plan.

(x)	Shares: Class A ordinary shares of the Company.

2015 Proxy Statement	Accenture • B-2

ANNEX B

(y)	Subsidiary: Any entity that, directly or indirectly, is controlled by the Company, and any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

3.	Shares Subject to the Plan

The total number of Shares which may be issued or transferred tinder the Plan is 90~~45~~,000,000. The Shares may consist, in whole or in part, of unissued Shares or previously issued Shares. The issuance or transfer of Shares pursuant to the Plan shall reduce the total number of Shares available under the Plan.

4.	Administration

The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part as it determines. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

5.	Eligibility

Any individual who is an employee of the Company or of a Participating Subsidiary is eligible to participate in the Plan, unless any such employee is specifically excluded by the Committee (either individually or by reference to a group or category of employees) from participation. Without limiting the generality of the foregoing, the Committee may exclude from participation:

(a)	employees whose customary employment is twenty (20) hours or less per week within the meaning of Section 423(b)(4)(B) of the Code;

(b)	employees whose customary employment is for not more than five (5) months in any calendar year within the meaning of Section 423(b)(4)(C) of the Code;

(c)	employees who, if granted an Option would immediately thereafter own shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of its parent or Subsidiary corporation within the meaning of Section 423(b)(3) of the Code. For purposes of this Section 5(c), the rules of Section 424(d) of the Code shall apply in determining share ownership of an individual, and Shares which the employee may purchase under outstanding Options shall be treated as Shares owned by the employee; and

(d)	employees who are highly compensated employees within the meaning of Section 414(q) of the Code.

6.	Election to Participate

The Committee shall set forth procedures pursuant to which Eligible Employees may elect to participate in a given Offering Period under the Plan (which may be on different terms for different Eligible Employees or subgroups thereof).

7.	Grant of Option on Enrollment

With respect to an Offering Period, each Participant shall be granted an Option to subscribe for or purchase (as of the Purchase Date) a number of Shares equal to the lesser of (i) the Maximum Share Amount or (ii) the number determined by dividing the amount accumulated in such Participant’s Payroll Deduction Account during such Offering Period by the Purchase Price.

8.	Purchase Price

The Purchase Price at which a Share will be issued or sold for a given Offering Period shall be established by the Committee (and may differ among Participants, as determined by the Committee in its sole discretion), but shall in no event be less than eighty-five percent (85%) of the lesser of:

(a)	the Fair Market Value of a Share on the Offering Date; or

2015 Proxy Statement	Accenture • B-3

ANNEX B

(b)	the Fair Market Value of a Share on the Purchase Date.

9.	Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares

Subject to Sections 10 and 11 of the Plan:

(a)	Payroll deductions (to the extent permitted by applicable local law) shall be made on each day that a Participant is paid during an Offering Period. The deductions shall be made at the Participant’s election as a percentage of the Participant’s Compensation in one percent (1%) increments, from one percent (1%) up to such maximum percentage of the Participant’s Compensation (or maximum dollar amount) as is permitted by the Committee from time to time with respect to such Participant (which maximum percentage or dollar amount may differ among Participants). For a given Offering Period, payroll deductions shall commence on the Offering Date and shall end on the related Purchase Date, unless sooner altered or terminated as provided in the Plan.

(b)	Unless otherwise determined by the Committee, a Participant shall not change the rate of payroll deductions once an Offering Period has commenced. The Committee shall specify procedures by which a Participant may increase or decrease the rate of payroll deductions for subsequent Offering Periods.

(c)	All payroll deductions made with respect to a Participant shall be credited to the Participant’s Payroll Deduction Account under the Plan and shall be deposited with the general funds of the Company, and, to the extent permitted by applicable local law, no interest shall accrue on the amounts credited to such Payroll Deduction Account. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions, to the extent permitted by applicable local law. Except to the extent provided by the Committee, a Participant may not make any separate cash payments into such Participant’s Payroll Deduction Account, and payment for Shares purchased under the Plan may not be made in any form other than by payroll deduction.

(d)	On each Purchase Date, the Company shall apply all funds then in the Participant’s Payroll Deduction Account to purchase Shares (in whole and/or fractional Shares, as the case may be) pursuant to the Option granted on the Offering Date for that Offering Period. In the event that the number of Shares to be purchased by all Participants in any Offering Period exceeds the number of Shares then available for issuance under the Plan, (i) the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Committee shall, in its sole discretion, determine to be equitable and (ii) all funds not used to purchase Shares on the Purchase Date shall be returned, without interest (to the extent permitted by applicable local law), to the Participants.

(e)	As soon as practicable following the end of each Offering Period, the number of Shares purchased by each Participant shall be deposited into an account established in the Participant’s name with the Plan Broker. Unless otherwise permitted by the Committee in its sole discretion, dividends that are declared on the Shares held in such account shall be reinvested in whole or fractional Shares.

(f)	[reserved]

(g)	The Participant shall have no interest or voting right in the Shares covered by the Participant’s Option until such Option is exercised and the Shares in question are registered in the name of the Participant.

10.	Withdrawal

Each Participant may withdraw from participation in respect of an Offering Period or from the Plan under such terms and conditions as are established by the Committee in its sole discretion. Upon a Participant’s withdrawal from participation in respect of any Offering Period or from the Plan, all accumulated payroll deductions in the Payroll Deduction Account shall be returned, without interest (to the extent permitted by applicable local law), to such Participant, and such Participant shall not be entitled to any Shares on the Purchase Date or thereafter with respect to the Offering Period in effect at the time of such withdrawal. Such Participant shall be permitted to participate in subsequent Offering Periods pursuant to such terms and conditions established by the Committee in its sole discretion.

2015 Proxy Statement	Accenture • B-4

ANNEX B

11.	Termination of Employment

A Participant shall cease to participate in the Plan upon the Participant’s termination of employment for any reason. All payroll deductions credited to the former Participant’s Payroll Deduction Account as of the date of such termination shall be (a) in the event such termination is due to a transfer to a Subsidiary, applied to the purchase of Shares on the next Purchase Date, or (b) in the event such termination is due to any reason other than (a) above, returned, without interest (to the extent permitted by applicable local law), to such former Participant or to the former Participant’s designated beneficiary, as the case may be, and such former Participant or beneficiary shall have no future rights in any unexercised Options under the Plan, unless the Participant again becomes an Eligible Employee.

12.	Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Options granted under the Plan:

(a)	Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, amalgamation, spin-off or combination transaction or repurchase or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities or property issued or reserved for issuance pursuant to the Plan, (ii) the number or kind of Shares or other securities subject to outstanding Options, (iii) the Purchase Price and/or (iv) any other affected terms of such Options.

(b)	Change in Control. In the event of a Change in Control, the Committee in its sole discretion (but subject to Section 21) and without liability to any person may terminate the then current Offering Period and take such other actions, if any, as it deems necessary or desirable with respect to any Option as of the date of the consummation of the Change in Control.

13.	Nontransferability

Options granted under the Plan shall not be transferable or assignable by the Participant other than by will or by the laws of descent and distribution.

14.	No Right to Employment

The granting of an Option under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company’s or Subsidiary’s right to terminate the employment of such Participant.

15.	Amendment or Termination of the Plan

The Plan shall continue until the earliest to occur of the following: (a) termination of the Plan by the Board, (b) issuance of all of the Shares reserved for issuance under the Plan, or (c) December 10, 2024~~, the tenth anniversary of the Effective Date.~~ The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (x) without the approval of the shareholders of the Company, would (except as is provided in Section 12 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or (y) without the consent of a Participant, would materially adversely affect the rights of a Participant under any Option theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner and terminate any Offering Period (in whole or in part) as it deems necessary to permit the granting of Options meeting the requirements of the Code or other applicable laws.

16.	Tax Withholding

The Company shall have the right to withhold from a Participant such withholding taxes as may be required by federal, state, local or other law, or to otherwise require the Participant to pay such withholding taxes. Unless the Committee specifies otherwise, a Participant may elect to pay a portion or all of such withholding taxes by (a) delivery

2015 Proxy Statement	Accenture • B-5

ANNEX B

of Shares; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee or generally accepted accounting principles), or (b) having Shares equal to the minimum statutory withholding rate withheld by the Company from any Shares that otherwise would have been received by the Participant.

17.	International Participants

With respect to employees of the Company or any entity that, directly or indirectly, is controlled by the Company, and any entity in which the Company has a significant equity interest, in either case as determined by the Committee, who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan with respect to such employees in order to conform such terms with the provisions of local law, and the Committee may, where appropriate, establish one or more plans or sub-plans to reflect such amended or varied provisions.

18.	Notices

All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the Company in care of its General Counsel at:

Accenture plc

161 N. Clark Street, 23rd Floor

Chicago, Illinois 60601

Telecopy: (312) 652-0160

Attn: Corporate Secretary

(or, if different, the then current principal business address of the duly appointed General Counsel of the Company) and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

19.	Choice of Law

The Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof.

20.	Effectiveness of the Plan

The Plan shall be effective as of the Effective Date.

21.	Code Section 409A

Notwithstanding other provisions of the Plan, no Option shall be granted, deferred, accelerated, exercised, extended, paid out or modified under this Plan, and the Committee shall not establish or modify any Offering Period or Purchase Date, in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any Option under the Plan may not be exercised at the time contemplated by the terms of the Plan or the relevant Offering Period, as the case may be, without causing the Participant holding such Option to be subject to taxation under Section 409A of the Code, the Company will cause such Option to be exercised on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. If pursuant to the provisions of Section 409A of the Code any distribution or payment is required to be delayed as a result of a Participant being deemed to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then any such distributions or payments under the Plan shall not be made or provided prior to the earlier of (A) the expiration of the six month period measured from the date of the Participant’s separation from service (as defined under Section 409A of the Code) or (B) the date of the Participant’s death. The Company shall use commercially reasonable efforts to implement the provisions of this Section 21 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 21.

2015 Proxy Statement	Accenture • B-6

ANNEX C

ANNEX C — PROXY ACCESS AMENDMENTS TO ARTICLES

Note: the amendments set out in this Annex C are reflected as a comparison to the Articles of Association of the Company as of the date of this proxy statement. Additional amendments will be made to the provisions of the Articles of Association included in this Annex C if shareholders approve Proposal 7.

84. (a) No	person shall be appointed a Director, unless:

(i)	subject to the Companies Acts, in the case of an annual or extraordinary general meeting, such person is recommended by the Board;

(ii)	in the case of an annual general meeting, not less than 120 nor more than 150 days before the date of the Company’s proxy statement released to Shareholders in connection with the prior year’s annual general meeting notice executed by a Shareholder (not being the person to be proposed) has been received by the Secretary of the Company of the intention to propose such person for appointment, setting forth as to each person whom the Shareholder proposes to nominate for election or re-election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class, series and number of shares of the Company which are beneficially owned by such person, (iv) particulars which would, if he were so appointed, be required to be included in the Company’s register of Directors and Secretary and (v) all other information relating to such person that is required to be disclosed in solicitations for proxies for the election of Directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934 of the United States of America (as amended), together with notice executed by such person of his willingness to serve as a Director if so elected; provided, however, that no Shareholder shall be entitled to propose any person to be appointed, elected or re-elected Director at any extraordinary general meeting~~.~~; or

(iii)	in the case of an annual general meeting, such person is nominated and elected pursuant to article 84(b).

(b) (i)	Whenever the Board solicits proxies with respect to the election of directors at an annual general meeting, in addition to any persons nominated for election to the Board by or at the direction of the Board or any committee thereof, subject to the provisions of this article 84(b), the Company shall (1) include in its notice of general meeting and proxy materials for any annual general meeting of shareholders (A) the name of any person nominated for election (the “Shareholder Nominee”) by a Shareholder as of the date that the Notice of Proxy Access Nomination (as defined below) is received by the Company in accordance with this article 84(b) who is entitled to vote at the annual general meeting and who satisfies the notice, ownership and other requirements of this article 84(b) (a “Nominator”) or by a group of no more than 20 such Shareholders (or beneficial owners on whose behalf a Shareholder submits a Notice of Proxy Access Nomination) (a “Nominator Group”) that, collectively as a Nominator Group, satisfies the notice, ownership and other requirements of this article 84(b) applicable to a Nominator Group; provided that, in the case of a Nominator Group, each member thereof (each a “Group Member”) shall have satisfied the conditions and complied with the procedures set forth in this article 84(b) applicable to Group Members, and (B) the Nomination Statement (as defined below) furnished by such Nominator or Nominator Group; and (2) include such Shareholder Nominee’s name on any ballot distributed at such annual general meeting and on the Company’s proxy card (or any other format through which the Company permits proxies to be submitted) distributed in connection with such annual general meeting. Nothing in this article 84(b) shall limit the Company’s ability to solicit against, and include in its proxy materials its own statements relating to, any Shareholder Nominee, Nominator or Nominator Group, or to include such Shareholder Nominee as a nominee of the Board.

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ANNEX C

(ii) (A)	At each annual general meeting, the Nominator or Nominator Group may nominate one or more Shareholder Nominees for election at such meeting pursuant to this article 84(b); provided that, the maximum number of Shareholder Nominees (including Shareholder Nominees that were submitted by a Nominator or Nominator Group for inclusion in the Company’s proxy materials pursuant to this article 84(b) but either are subsequently withdrawn, disregarded pursuant to this article 84(b), declared invalid or ineligible or that the Board determines to nominate as Board nominees) appearing in the Company’s proxy materials with respect to an annual general meeting shall not exceed the greater of (i) two nominees or (ii) 20% of the number of directors in office as of the Final Proxy Access Deadline (as defined below), or if such number is not a whole number, the closest whole number below 20% (the “Maximum Number”). The Maximum Number shall be reduced, but not below zero, by the sum of (x) the number of director candidates that the Board decides to nominate pursuant to an agreement or other arrangement with one or more Shareholders or beneficial owners, as the case may be, in lieu of such person being formally nominated as a director pursuant to article 84(a)(ii) or this article 84(b), (y) the number of individuals that the Board decides to nominate for re-election who were previously elected to the Board based on a nomination made pursuant to this article 84(b) at one of the previous three annual general meetings, and (z) the number of individuals that the Board decides to nominate for re-election who were previously elected to the Board based on a nomination by the Board pursuant to an agreement or other arrangement with one or more Shareholders or beneficial owners, as the case may be, in lieu of such person being formally nominated as a director pursuant to article 84(a)(ii) or this article 84(b), in each case, at one of the previous three annual general meetings. If one or more vacancies for any reason occurs on the Board at any time after the Final Proxy Access Deadline but before the date of the applicable annual general meeting and the Board resolves to reduce the size of the Board in connection therewith, the Maximum Number shall be calculated based on the number of directors in office as so reduced. Any Nominator or Nominator Group submitting more than one Shareholder Nominee for inclusion in the Company’s proxy materials pursuant to this article 84(b) shall rank in its Notice of Proxy Access Nomination such Shareholder Nominees based on the order that the Nominator or Nominator Group desires such Shareholder Nominees to be selected for inclusion in the Company’s proxy materials in the event that the total number of Shareholder Nominees submitted by Nominators or Nominator Groups pursuant to this article 84(b) exceeds the Maximum Number. In the event that the number of Shareholder Nominees submitted by Nominators or Nominator Groups pursuant to this article 84(b) exceeds the Maximum Number, the highest ranking Shareholder Nominee who meets the requirements of this article 84(b) from each Nominator and Nominator Group will be selected for inclusion in the Company’s proxy materials until the Maximum Number is reached, beginning with the Nominator or Nominator Group with the largest number of Shares disclosed as owned (as defined below) in its respective Notice of Proxy Access Nomination submitted to the Company and proceeding through each Nominator or Nominator Group in descending order of ownership. If the Maximum Number is not reached after the highest ranking Shareholder Nominee who meets the requirements of this article 84(b) from each Nominator and Nominator Group has been selected, this process will continue as many times as necessary, following the same order each time, until the Maximum Number is reached.

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ANNEX C

(B)	To nominate any such Shareholder Nominee, the Nominator or Nominator Group shall:

(I)	not less than 120 nor more than 150 days before the first anniversary of the date of the Company’s definitive proxy statement released to Shareholders in connection with the prior year’s annual general meeting; provided, however, that if the annual general meeting is convened more than 30 days prior to or delayed by more than 70 days after the first anniversary of the preceding year’s annual general meeting, or if no annual general meeting was held in the preceding year, the Notice of Proxy Access Nomination must be so received not earlier than 120 days prior to such annual general meeting and not later than the close of business on the later of (x) the 90th day prior to such annual general meeting or (y) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made (the last day on which a Notice of Proxy Access Nomination may be delivered, the “Final Proxy Access Deadline”); provided further that in no event shall any adjournment or postponement of an annual general meeting, or the announcement thereof, commence a new time period or extend any time period as provided in this article 84(b), submit to the Secretary:

(1)	a written notice of the nomination of such Shareholder Nominee expressly electing to have such Shareholder Nominee included in the Company’s proxy materials pursuant to this article 84(b) (such written notice, the “Notice of Proxy Access Nomination”);

(2)	if the Nominator or Nominator Group so elects, a written statement for inclusion in the Company’s proxy statement in support of the election of the Shareholder Nominee(s) to the Board, which statement shall not exceed 500 words with respect to each Shareholder Nominee (the “Nomination Statement”);

(3)	in the case of a nomination by a Nominator Group, the designation by all Group Members of one specified Group Member that is authorized to act on behalf of all Group Members with respect to the nomination and matters related thereto, including withdrawal of the nomination;

(4)	a representation by the Shareholder Nominee and the Nominator or Nominator Group (including any Group Member) that such person has provided and will provide facts, statements and other information in all communications with the Company and its Shareholders and beneficial owners, including without limitation the Notice of Proxy Access Nomination and the Nomination Statement, that are or will be true and correct in all material respects and will not omit to state a material fact necessary in order to make the statements made in light of the circumstances under which they were made, not misleading;

(5)	one or more written statements from the Shareholder of the Required Shares (as defined below), and from each intermediary through which such shares are or have been held during the requisite three-year holding period, verifying that, as of a date within 7 days prior to the date the Notice of Proxy Access Nomination is received by the Secretary, the Nominator or the Nominator Group, as the case may be, owns, and has owned continuously for the preceding 3 years, the Required Shares, and the Nominator’s (or, in the case of a Nominator Group, each Group Member’s) agreement to provide (aa) within 7 days after the record date for the applicable annual general meeting, written statements from the record holder and intermediaries verifying the Nominator or the Nominator Group’s, as the case may be, continuous ownership of the Required Shares through the record date, provided that if and to the extent that a Shareholder is acting on behalf of one or more beneficial owners, such written statements shall also be submitted by any such beneficial owner or owners, and (bb) immediate notice if the Nominator or the Nominator Group, as the case may be, ceases to own any of the Required Shares prior to the date of the applicable annual general meeting;

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ANNEX C

(6)	a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(7)	a representation by the Nominator (and any beneficial owner on whose behalf the nomination is made), or, in the case of a Nominator Group, each Group Member (and any beneficial owner on whose behalf the nomination is made) (aa) that the Required Shares were acquired in the ordinary course of business and not with intent to change or influence control at the Company, and each such person does not presently have such intent, (bb) that each such person will maintain ownership (as defined in this article 84(b)) of the Required Shares through the date of the applicable annual general meeting (which representation the Nominator or Nominator Group shall include in its Nomination Statement, it being understood that the inclusion of such representation shall not count towards the Nomination Statement’s 500-word limit), (cc) that each such person has not nominated, and will not nominate, for election to the Board at the applicable annual general meeting any person other than its Shareholder Nominee(s) pursuant to this article 84(b), (dd) that each such person has not distributed, and will not distribute, to any Shareholder or beneficial owner any form of proxy for the applicable annual general meeting other than the form distributed by the Company, (ee) that each such person has not engaged and will not directly or indirectly engage in, and has not been and will not be a participant (as defined in Schedule 14A of the Exchange Act) in, another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the applicable annual general meeting other than its Shareholder Nominee(s) or a nominee of the Board and (ff) consents to the public disclosure of the information provided pursuant to this article 84(b); and

(8)	an executed agreement, in a form deemed satisfactory by the Board, pursuant to which the Nominator and any beneficial owner on whose behalf the nomination is made (or, in the case of a Nominator Group, each Group Member (and any beneficial owner on whose behalf the nomination is made)) agrees to (aa) comply with all applicable laws, rules and regulations arising out of or relating to the nomination of each Shareholder Nominee pursuant to this article 84(b), (bb) assume all liability stemming from any legal or regulatory violation arising out of the communications and information provided by such person(s) to the Company and its Shareholders and beneficial owners, including without limitation the Notice of Proxy Access Nomination and the Nomination Statement, (cc) indemnify and hold harmless the Company and each of its directors, officers, employees, agents and affiliates individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Company or any of its directors, officers, employees, agents and affiliates arising out of or relating to any nomination submitted by such person(s) pursuant to this article 84(b), (dd) file with the SEC any solicitation or other communication with the Company’s Shareholders and beneficial owners relating to the meeting at which the Shareholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act, and (ee) furnish to the Company all updated information required by this article 84(b), including, without limitation, the information required by article 84(b)(ii)(D); and

(II)

have owned or, in the case of a Nominator Group, collectively as a Nominator Group owned Shares representing 3% or more of the voting power entitled to vote generally in the election of directors (the “Required Shares”) continuously for at least three years as

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ANNEX C

of both the date the Notice of Proxy Access Nomination is submitted to the Company and the record date for determining Shareholders eligible to vote at the annual general meeting and must continue to own the Required Shares at all times between the date the Notice of Proxy Access Nomination is submitted to the Company and the date of the applicable annual general meeting ; provided that if and to the extent a Shareholder is acting on behalf of one or more beneficial owners (aa) only the Shares owned by such beneficial owner or owners, and not any other Shares owned by any such Shareholder, shall be counted for purposes of satisfying the foregoing ownership requirement and (bb) the aggregate number of Shareholders and all such beneficial owners whose share ownership is counted for the purposes of satisfying the foregoing ownership requirement shall not exceed 20. Two or more funds that are under common management and investment control shall be treated as one Shareholder or beneficial owner, as the case may be, for the purpose of satisfying the foregoing ownership requirements; provided that each fund otherwise meets the requirements set forth in this article 84(b); and provided further that any such funds whose Shares are aggregated for the purpose of satisfying the foregoing ownership requirements provide documentation reasonably satisfactory to the Company that demonstrates that the funds are under common management and investment control within 7 days after the Notice of Proxy Access Nomination is delivered to the Company. No Shareholder or beneficial owner may be, or shall have been within the 3 months prior to the Final Proxy Access Deadline, a member of more than one Nominator Group.

For purposes of calculating the Required Shares, “ownership” shall be deemed to consist of and include only the outstanding Shares as to which a person possesses both (aa) the full voting and investment rights pertaining to such Shares and (bb) the full economic interest in (including the opportunity for profit and risk of loss on) such Shares; provided that the ownership of Shares calculated in accordance with clauses (aa) and (bb) shall not include any Shares (x) that a person or any of its affiliates (as such term is defined in the Exchange Act) has sold in any transaction that has not been settled or closed, (y) that a person or any of its affiliates has borrowed or purchased pursuant to an agreement to resell or (z) that are subject to any Derivative Instrument (as defined below) or similar agreement entered into by a person or any of its affiliates, whether any such instrument or agreement is to be settled with Shares or with cash based on the notional amount or value of Shares, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, the person’s or affiliates’ full right to vote or direct the voting of any such Shares, and/or (2) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such person’s or affiliates’ Shares. “Ownership” shall include Shares held in the name of a nominee or other intermediary so long as the person claiming ownership of such Shares retains the right to instruct how the Shares are voted with respect to the election of directors and possesses the full economic interest in the Shares. A person’s ownership of Shares shall be deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time for the person. A person’s ownership of Shares shall also be deemed to continue during any period in which such person has loaned such Shares, provided that the person has the power to recall such loaned Shares on 3 U.S. business days’ notice. The determination of the extent of “ownership” of Shares for purposes of this article 84(b) shall be made by the Board, which determination shall be conclusive and binding on the Company, its Shareholders and beneficial owners and all other parties. For the purposes of this article 84(b), the terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings.

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ANNEX C

(C)	In addition to the representations, agreements and other information required to be furnished by the Nominator and Shareholder Nominee pursuant to this article 84(b), the Notice of Proxy Access Nomination shall set forth:

(I)	with respect to the Nominator (and any beneficial owner on whose behalf the nomination is made) or, in the case of a Nominator Group, with respect to each Group Member (and any beneficial owner on whose behalf the nomination is made):

(1)	the name and address of each such person;

(2)	(aa) the class, series, and number of shares of the Company that are owned, directly or indirectly, beneficially and of record by each such person, (bb) any option, warrant, convertible security, stock appreciation right, or other right, in each case with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by each such person, and any other direct or indirect opportunity of such person to profit or share in any profit derived from any increase or decrease in the value of shares of the Company, (cc) any proxy, contract, arrangement, understanding, or relationship pursuant to which any person is a party and has a right to vote, directly or indirectly, any shares of any security of the Company, (dd) any short interest in any security of the Company held by any person (for purposes of this article 84, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (ee) any rights to dividends on the shares of the Company owned beneficially directly or indirectly by any person that are separated or separable from the underlying shares of the Company, (ff) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (gg) (A) any agreement, arrangement or understanding with respect to performance-related fees (other than an asset-based fee) that any person may directly or indirectly be entitled to based on the election of the proposed nominee or any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such person’s immediate family sharing the same household or (B) any personal or other direct or indirect material interest of any person in the nomination to be submitted;

(3)	any other information relating to each such person and the nomination that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors at an annual general meeting in a contested election pursuant to Section 14 of the Exchange Act, including the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act, regardless of whether such solicitation is subject to such provision) in such solicitation;

(4)	all other information relating to each such person and the nomination which may be required to be disclosed under the Companies Acts or applicable listing standards of the primary exchange on which the Company’s Class A Ordinary Shares are listed; and

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ANNEX C

(II)	with respect to the Shareholder Nominee:

(1)	all of the representations, agreements and other information required to be furnished by the Nominator pursuant to article 84(b)(ii)(C)(I);

(2)	the age, business address and residence address of such person;

(3)	the principal occupation or employment of such person; and

(4)	particulars which would, if such person were so appointed, be required to be included in the Company’s register of Directors and Secretary.

(D)	For the avoidance of doubt, with respect to any nomination submitted by a Nominator Group pursuant to this article 84(b), the information required by articles 84(b)(ii)(B)(I) and 84(b)(ii)(C) of these articles shall be provided by each Group Member (and any beneficial owner on whose behalf the nomination is made) and each such Group Member (and any beneficial owner on whose behalf the nomination is made) shall execute and deliver to the Secretary the representations and agreements required under articles 84(b)(ii)(B)(I) and 84(b)(ii)(C) hereof at the time the Notice of Proxy Access Nomination is submitted to the Company (or, in the case of any person who becomes a Group Member after such date, within 48 hours of becoming a Group Member).

In the event that the Nominator, Nominator Group or any Group Member shall have breached any of their agreements with the Company or any information included in the Nomination Statement, or any other communications by the Nominator, Nominator Group or any Group Member (and any beneficial owner on whose behalf the nomination is made) with the Company or its Shareholders and beneficial owners, ceases to be true and correct in all material respects (or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made and as of such later date, not misleading), each Nominator, Nominator Group or Group Member (and any beneficial owner on whose behalf the nomination is made), as the case may be, shall promptly (and in any event within 5 days of discovering such breach or that such information has ceased to be true and correct in all material respects (or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made and as of such later date, not misleading)) notify the Secretary of any such breach, inaccuracy or omission in such previously provided information and shall provide the information that is required to correct any such defect, if applicable. All such information required to be included in the Notice of Proxy Access Nomination shall be true and correct (x) as of the record date for determining the Shareholders entitled to notice of the meeting and (y) as of the date that is 15 days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the Shareholders entitled to vote at the meeting is less than 15 days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Company not later than 5 days after the record date for determining the Shareholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the Shareholders entitled to notice of the meeting), not later than 10 days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of 15 days prior to the meeting or adjournment or postponement thereof) and not later than 5 days after the record date for determining the Shareholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than 15 days prior the date of the meeting or any adjournment or postponement thereof). Notwithstanding anything to the contrary set forth herein, if any Nominator, Nominator Group or Group Member (or any beneficial owner on whose behalf the nomination is made) has failed

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ANNEX C

to comply with the requirements of this article 84(b), the Board or the chairman of the meeting shall declare the nomination by such Nominator or Nominator Group to be invalid, and such nomination shall be disregarded.

(E) (I)	Within the time period specified in these articles for providing the applicable nomination, each Shareholder Nominee must deliver to the Secretary a written representation and agreement that such person (1) consents to be named in the proxy statement as a nominee, to serve as a director if elected, and to the public disclosure of the information provided pursuant to this article 84(b), (2) understands his or her duties as a director under the Companies Act and agrees to act in accordance with those duties while serving as a director, (3) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to any person as to how such nominee, if elected as a director of the Company, will act or vote as a director on any issue or question to be decided by the Board or that otherwise relates to the Company or the Shareholder Nominee’s service on the Board, (4) is not and will not become a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person other than with the Company that has not been disclosed to the Company, including any agreement to indemnify such Shareholder Nominee for obligations arising as a result of his or her service as a director of the Company, and has not and will not receive any such compensation or other payment from any person other than the Company that has not been disclosed to the Company, in each case in connection with such nominee’s nomination, service or action as a director of the Company, (5) if elected as a director of the Company, will comply with all applicable laws and stock exchange listing standards and the Company’s policies, guidelines and principles applicable to directors, including, without limitation, the Company’s corporate governance guidelines, code of business ethics, conflict of interest, confidentiality, share ownership and trading policies and guidelines, and any other Company codes, policies and guidelines or any rules, regulations and listing standards, in each case as applicable to Directors and (6) will provide facts, statements and other information in all communications with the Company and its Shareholders and beneficial owners that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(II)	At the request of the Company, each Shareholder Nominee for election as a director of the Company must promptly submit (but in no event later than 7 days after receipt of the request) to the Secretary all completed and signed questionnaires required of directors and officers. The Company may request such additional information as necessary to permit the Board to determine if each nominee is independent under the listing standards of each principal U.S. exchange upon which the Shares are listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Company’s directors and to determine whether the nominee otherwise meets all other publicly disclosed standards applicable to directors.

(III)	In the event that the Shareholder Nominee shall have breached any of their agreements with the Company or any information or communications provided by a Shareholder Nominee to the Company or its Shareholders and beneficial owners ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, such nominee shall promptly (and in any event within 5 days of discovering such breach or that such information has ceased to be true and correct in all material respects (or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made and as of such later date, not misleading)) notify the Secretary of any such breach, inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct, if applicable.

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ANNEX C

(iii)	In the event any Nominator or Nominator Group (or any beneficial owner on whose behalf the nomination is made) submits a nomination at an annual general meeting and either (A) such Nominator or any Group Member of such Nominator Group (or any beneficial owner on whose behalf the nomination is made) had nominated (or been a group member (or a beneficial owner on whose behalf the nomination is made) of a nominator group that had nominated) a nominee for election to the Board pursuant to article 84(a)(ii) or this article 84(b), in each case, at any of the previous two annual general meetings and such nominee shall not have received at least 10% of the total votes cast in favor of such nominee’s election or such nominee withdrew from or became ineligible or unavailable for election to the Board, or (B) such Shareholder Nominee shall have been nominated for election pursuant to article 84(a)(ii) or this article 84(b), in each case, at any of the previous two annual general meetings and such Shareholder Nominee shall not have received at least 25% of the total votes cast in favor of such nominee’s election or such nominee withdrew from or became ineligible or unavailable for election to the Board, then such nomination shall be disregarded.

(iv)

The Company shall not be required to include, pursuant to this article 84(b), a Shareholder Nominee in its proxy materials for any meeting of shareholders, or, if the proxy statement already has been filed, to allow the nomination of a Shareholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Company (A) for any meeting for which the Secretary receives notice that the Nominator, the Nominator Group or any Group Member, as the case may be, or any other Shareholder, intends to nominate one or more persons for election to the Board pursuant to article 84(a)(ii), (B) if any director then in office was previously nominated by a Shareholder pursuant to article 84(a)(ii) at one of the previous three annual general meetings, (C) who is not independent under the listing standards of each principal U.S. exchange upon which the Shares are listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board in determining and disclosing independence of the Company’s directors, in each case as determined by the Board, (D) who does not meet the audit committee independence requirements under the rules of any stock exchange on which the Company’s securities are traded or is not a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule), (E) whose election as a member of the Board would cause the Company to be in violation of these articles, the Company’s Memorandum of Association, the rules and listing standards of the principal U.S. securities exchanges upon which the Shares are listed, or any applicable law, rule or regulation or of any publicly disclosed standards of the Company applicable to directors, in each case as determined by the Board, (F) who is or has been, within the past 3 years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (G) whose then-current or within the preceding 10 years’ business or personal interests place such Shareholder Nominee in a conflict of interest with the Company or any of its subsidiaries that would cause such Shareholder Nominee to violate any fiduciary duties of directors established pursuant to the Companies Act, including but not limited to, the duty to act in good faith in the best interests of the Company and the duty to exercise care, skill and diligence, as determined by the Board, (H) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past 10 years, (I) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, (J) if such Shareholder or beneficial owner shall have provided information to the Company in connection with such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make any statement made, in light of the circumstances under which it was made, not misleading, as determined by the Board or any committee thereof, (K) to the extent permitted under applicable law, the Nominator (or a qualified representative thereof) or, in the case of a Nominator Group, the representative designated by the Nominator Group in accordance with article 84(b)(ii)(B)(I)(3), or the Shareholder Nominee does not appear at the applicable annual general meeting to present the Shareholder Nominee for election or (L) the Nominator (or any beneficial owner on whose behalf the nomination is made) or, in the case of a Nominator Group, any Group Member (or any beneficial owner on whose behalf the nomination is made), or applicable Shareholder Nominee otherwise breaches or fails to comply with its

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ANNEX C

representations or obligations pursuant to these articles, including, without limitation, this article 84(b). For the purpose of this paragraph, clauses (C) through (L) will result in the exclusion from the proxy materials pursuant to this article 84(b) of the specific Shareholder Nominee to whom the ineligibility applies, or, if the proxy statement already has been filed, the ineligibility of the Shareholder Nominee and the inability of the Nominator or Nominator Group that nominated such Shareholder Nominee to substitute another Shareholder Nominee therefor; however, clauses (A) and (B) will result in the exclusion from the proxy materials pursuant to this article 84(b) of all Shareholder Nominees for the applicable annual general meeting, or, if the proxy statement already has been filed, the ineligibility of all Shareholder Nominees.

(v)	Notwithstanding anything to the contrary contained in this article 84(b), the Company may omit from its proxy materials any information, including all or any portion of the Nomination Statement, if the Board determines that the disclosure of such information would violate any applicable law or regulation or that such information is not true and correct in all material respects or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(~~b~~c)	A Director need not be a Shareholder. Except as otherwise required by the Companies Acts or to the extent appointed by the Board in accordance with the articles, the appointment of any person proposed as a Director shall be effected by a separate Ordinary Resolution voted on at a general meeting as provided in these articles.

(~~c~~d)	All Directors (other than the Directors referred to in article 82(a)), upon election or appointment (but not on re-appointment), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within 30 days of their appointment.

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ANNEX D

ANNEX D — COMPANIES ACT AND ADVANCE NOTICE AMENDMENTS TO MEMORANDUM AND ARTICLES OF ASSOCIATION

Note: the amendments set out in this Annex D are reflected as a comparison to the Memorandum and Articles of Association of the Company as of the date of this proxy statement. Additional amendments will be made to the provisions of the Memorandum and Articles of Association included in this Annex D if shareholders approve Proposals 6 and/or 8.

Part I — Companies Act and Advance Notice Amendments to Articles of Association

Companies ~~Acts 1963 to 2009~~Act 2014

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

Accenture Public Limited Company

(as amended by Special Resolution dated ~~9 February 2012~~ ● 2016)

PRELIMINARY

The following Regulations shall apply to the Company:

~~1.~~	~~The regulations contained in Table A in the First Schedule to the Companies Act 1963 shall not apply to the Company.~~

1.	The provisions set out in these articles of association shall constitute the whole of the regulations applicable to the Company and no “optional provision” as defined by section 1007(2) of the Companies Act (with the exception of sections 83 and 84 of the Companies Act) shall apply to the Company.

2.	In these articles, unless the context otherwise requires:

~~“1963 Act” means the Companies Act 1963 (No. 33 of 1963) as amended by the Companies Acts 1977 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006 and all statutory instruments which are to read as one with, or construed, or to read together with the Companies Acts;~~

~~“1983 Act” means the Companies (Amendment) Act 1983;~~

~~“1990 Act” means the Companies (Amendment) Act 1990;~~

“address” includes, without limitation, any number or address used for the purposes of communication by way of electronic mail or other electronic communication;

“affiliate” means, as applied to any person, any other person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person;

“Assistant Secretary” means any person appointed by the Secretary from time to time to assist the Secretary;

“Board” means the board of directors for the time being of the Company;

“Class A Ordinary Shares” means class A ordinary shares of nominal value US$0.0000225 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles;

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“Class X Ordinary Shares” means redeemable class X ordinary shares of nominal value US$0.0000225 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles;

“clear days” means, in relation to the period of a notice, that period excluding the day on which the notice is given or served, or deemed to be given or served, and the day for which it is given or on which it is to take effect;

“Companies Act” means the Companies Act 2014;

“Companies Acts” means the Companies ~~Acts 1963 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions~~ Act ~~2006~~, ~~and~~ all statutory instruments which are to be read as one with~~,~~ or construed~~,~~ or ~~to be~~ read together as one with the Companies ~~Acts~~Act;

“Company” means the company whose name appears in the heading to these articles;

“Director” means a director for the time being of the Company;

~~“electronic communication” has the meaning given to those words in the Electronic Commerce Act 2000;~~

~~“electronic signature” has the meaning given to those words in the Electronic Commerce Act 2000;~~

“EUR”, “E”and “euro” means the currency of Ireland;

“Group Company” means the Company, any holding company of the Company and any subsidiary of the Company or of any such holding company;

“Ordinary Resolution” means an ordinary resolution of the Shareholders within the meaning of ~~section 141 of~~ the ~~1963 Act~~Companies Acts;

“~~P~~paid ~~U~~up” means paid up or credited as paid up;

“person” includes natural persons, corporations, partnerships, limited liability companies, joint ventures, associations, companies trusts, government or state bodies, agencies of a state or other organisations, whether or not legal entities;

“~~P~~person entitled by ~~T~~transmission” means a person whose entitlement to a share in consequence of the death or bankruptcy of a Shareholder or of any other event giving rise to its transmission by operation of law has been noted in the Register;

“Redemption Date” means the date specified in a notice served by the Company on a Class X Ordinary Shareholder under article 5(c)(iv);

“Redeemable Shares” means redeemable shares in accordance with ~~section 206 of~~ the ~~1990 Act~~Companies Acts;

“Register” means the register of shareholders of the Company;

“Registered Office” means the registered office for the time being of the Company;

“Seal” means the common seal of the Company and includes any duplicate seal;

“Secretary” means the secretary of the Company or, if there are joint secretaries, any of the joint secretaries and includes a deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the secretary;

“Share” means any share in the capital of the Company;

“Shareholder” means in relation to any share, the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares;

“Special Resolution” means a special resolution of the Shareholders within the meaning of ~~Section 141 of~~ the ~~1963 Act~~Companies Acts;

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“subsidiary”and “holding company” have the same meanings as in ~~section 155 of~~ the ~~1963 Act~~Companies Acts, except that ~~references in that section to~~ a company shall include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

“Undesignated Shares” means the 2,000,000,000 shares of nominal value US$0.0000225 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having such rights and being subject to such limitations as may be attached to them pursuant to article 6(c); and

“US dollars” or “US$” means United States dollars.

3.	For the purposes of these articles, unless the context otherwise requires:

(a)	a company shall be deemed to be present in person at a meeting if its representative, duly authorised pursuant to these articles, is present;

(b)	words importing only the singular number include the plural number and vice versa;

(c)	words importing only one gender include the other gender;

(d)	references to a company include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

~~(e)~~	~~references to a person include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere;~~

(~~f~~e)	references to writing include typewriting, printing, lithography, photography, electronic mail and other modes of representing or reproducing words in a legible and non-transitory form;

(~~g~~f)	a reference to anything being done by electronic means includes its being done by means of any electronic or other communications equipment or facilities and references to any communication being delivered or received, or being delivered or received at a particular place, include the transmission of an electronic or similar communication, and to a recipient identified in such manner or by such means, as the Board may from time to time approve or prescribe, either generally or for a particular purpose;

(~~h~~g)	references to a signature or to anything being signed or executed include such forms of electronic signature or other means of verifying the authenticity of an electronic or similar communication as the Board may from time to time approve or prescribe, either generally or for a particular purpose;

(~~i~~h)	references to a dividend include any dividend or distribution, in cash or by the distribution of assets, paid or distributed to Shareholders out of the profits of the Company available for distribution;

(~~j~~i)	any words or expressions defined in the Companies Acts, if not otherwise defined in or given a particular meaning by these articles, have the same meaning in these articles;

(~~k~~j)	any reference to any statute or statutory provision (whether of Ireland or elsewhere) includes a reference to any modification or re-enactment of it for the time being in force and to every rule, regulation or order made under it (or under any such modification or re-enactment) and for the time being in force and any reference to any rule, regulation or order made under any such statute or statutory provision includes a reference to any modification or replacement of such rule, regulation or order for the time being in force; and

(~~l~~k)	references to shares carrying the general right to vote at general meetings of the Company are to those shares (of any class or series) carrying the right to vote, other than shares which entitle the holders to vote only in limited circumstances or upon the occurrence of a specified event or condition (whether or not those circumstances have arisen or that event or condition has occurred).

REGISTERED OFFICE

4.	The Registered Office shall be at such place in Ireland as the Board from time to time decides.

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SHARE CAPITAL

5. (a)	The authorised share capital of the Company at the date of adoption of these articles is €40,000 and US$517,500 divided into 40,000 Ordinary Shares of €l each, 20,000,000,000 Class A Ordinary Shares of US$0.0000225 each, 1,000,000,000 Class X Ordinary Shares of US$0.0000225 each and 2,000,000,000 Undesignated Shares of US$0.0000225 each.

(b)	Class A Ordinary Shares

The Class A Ordinary Shares shall entitle the holders thereof to the following rights:

(i)	as regards dividend:

after making all necessary provisions, where relevant, for payment of any preferred dividend in respect of any preference shares in the Company then outstanding, the Company shall apply any profits or reserves which the Directors resolve to distribute in paying such profits or reserves to the holders of the Class A Ordinary Shares in respect of their holdings of such shares pari passu and pro rata to the number of Class A Ordinary Shares held by each of them;

(ii)	as regards capital:

on a return of assets on liquidation, reduction of capital or otherwise, the holders of the Class A Ordinary Shares shall be entitled to be paid the surplus assets of the Company remaining after payment of its liabilities (subject to the rights of the holders of any preferred shares in the Company then in issue, having preferred rights on a return of capital) in respect of their holdings of Class A Ordinary Shares pari passu and pro rata to the number of Class A Ordinary Shares held by each of them;

(iii)	as regards voting in general meetings:

subject to the right of the Company to set record dates for the purpose of determining the identity of Shareholders entitled to notice of and/or vote at a general meeting, the holders of the Class A Ordinary Shares shall be entitled to receive notice of, and to attend and vote at, general meetings of the Company; every holder of Class A Ordinary Shares present in person or by proxy shall have one vote for each Class A Ordinary Share held by him (and, except as otherwise provided by the Companies Acts or these articles, the holders of Class A Ordinary Shares and Class X Ordinary Shares shall vote as a single class);

(iv)	as regards redemption:

a Class A Ordinary Share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire Class A Ordinary Shares, or an interest in Class A Ordinary Shares, from the relevant third party. In these circumstances, the acquisition of such shares by the Company shall constitute the Redemption of a Redeemable Share in accordance with ~~Part XI of~~ the ~~1990 Act~~Companies Acts;

(v)	as regards certificates:

unless the Board resolves otherwise (either generally or in any particular case or cases) holders of Class A Ordinary Shares will not be entitled to receive a share certificate in respect of any Class A Ordinary Shares.

(c)	Class X Ordinary Shares

The Class X Ordinary Shares shall entitle the holders thereof to the following rights and will be subject to the following restrictions:

(i)	as regards dividend:

the holders of Class X Ordinary Shares will have no right to receive any dividend or distribution in respect of their holdings of Class X Ordinary Shares;

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ANNEX D

(ii)	as regards capital:

on a return of assets on liquidation, reduction of capital or otherwise, the holders of the Class X Ordinary Shares will not be entitled to any payment out of the surplus assets of the Company in respect of their holdings of Class X Ordinary Shares;

(iii)	as regards voting in general meetings:

subject to the right of the Company to set record dates for the purpose of determining the identity of Shareholders entitled to notice of and/or vote at a general meeting, the holders of the Class X Ordinary Shares shall be entitled to receive notice of, and to attend and vote at, general meetings of the Company; every holder of Class X Ordinary Shares present in person or by proxy shall have one vote for each Class X Ordinary Share held by him (and, except as otherwise provided by the Companies Acts or these articles, the holders of Class A Ordinary Shares and Class X Ordinary Shares shall vote as a single class);

(iv)	as regards redemption:

(A)	subject as provided in this article 5(c)(iv), any Class X Ordinary Shares may, at the option of the Company, at any time (subject to the requirements of the Companies Acts) be redeemed by the Company;

(B)	if the Company exercises its right under this article 5(c)(iv) it will, within 30 days of the Redemption Date, notify the Class X Ordinary Shareholder in writing of the date of completion of the redemption, the number of Class X Ordinary Shares held by him which have been redeemed and of his right to claim a redemption payment under paragraph (C) of this article 5(c)(iv);

(C)	(subject to delivery of any share certificate as referred to in paragraph (D) below) the Company will, within 30 days of receipt by it from the Shareholder of a written request for payment, (subject to paragraph (E) below) pay to such holder or, in the case of joint holders, to the holder whose name stands first in the Register in respect of such shares, in respect of each Class X Ordinary Share which has been redeemed the nominal value of that share;

(D)	the holder of any Class X Ordinary Shares which have been redeemed shall, within 30 days of receipt by him of the notice referred to in paragraph (B), deliver to the Company at its Registered Office (or such other place as the Company directs) any certificates for the Class X Ordinary Shares held by him which have been redeemed. If relevant, the Company will issue to the Shareholder a new share certificate for any unredeemed Class X Ordinary Shares held by that Shareholder;

(E)	if a redemption of Class X Ordinary Shares under this article 5(c)(iv) would otherwise result in the Shareholder being entitled to receive a redemption payment of a fractional part of one cent of a US dollar, then the amount of the payment will be rounded up to the nearest whole cent;

(F)	the receipt of the registered holder or, in the case of joint holders, the holder whose name stands first in the Register for the time being of Class X Ordinary Shares being redeemed for the monies payable on redemption of such shares shall constitute an absolute discharge to the Company in respect thereof; and

(G)	any redemption payment which is uncollected for a period of 1 year from the date of issue by the Company of the notice relating to it under paragraph (B) above shall be forfeited and will revert to the Company;

(v)	as regards transfer:

Class X Ordinary Shares are not transferable by their holders, unless the Class X Ordinary Shareholder has received the prior written consent of the Company to the proposed transfer to the proposed transferee; and

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ANNEX D

(vi)	as regards certificates:

unless the Board resolves otherwise (either generally or in any particular case or cases) holders of Class X Ordinary Shares will not be entitled to receive a share certificate in respect of any Class X Ordinary Shares held by him.

SHARE RIGHTS

6. (a)	Subject to the Companies Acts and to the rights conferred on the holders of any other class of shares, any share in the Company may be issued with or have attached to it such preferential, deferred, qualified or special rights, privileges or conditions as the Company may by Ordinary Resolution decide or, insofar as the Ordinary Resolution does not make specific provision, as the Board may from time to time determine.

(b)	Without limiting the foregoing and subject to the Companies Acts, the Company may issue preference shares (including any preference shares created pursuant to article 6(c) which (i) are liable to be redeemed on the happening of a specified event or events or on a given date or dates and/ or (ii) are liable to be redeemed at the option of the Company and/or the holder). The terms and manner of redemption of any ~~r~~Redeemable ~~s~~Shares created pursuant to article 6(c) shall be as the Board may by resolution determine before the allotment of such shares and the terms and manner of redemption of any other redeemable preference shares shall be either (~~i~~1) as the Company may by Ordinary Resolution determine or (~~ii~~2) insofar as the Board is so authorised by any Ordinary Resolution, as the Board may by resolution determine, in either case, before the allotment of such shares. A copy of any such Ordinary Resolution or resolution of the Board for the time being in force shall be attached as an appendix to (but shall not form part of) these articles.

(c)	The rights attaching to the Undesignated Shares shall be as follows:

(i)	each Undesignated Share shall have attached to it such preferred, qualified or other special rights, privileges and conditions and be subject to such restrictions, whether in regard to dividend, return of capital, redemption, conversion into Class A Ordinary Shares or voting or otherwise, as the Board may determine on or before its allotment;

(ii)	the Board may allot the Undesignated Shares in more than one series and, if it does so, may name and designate each series in such manner as it deems appropriate to reflect the particular rights and restrictions attached to that series, which may differ in all or any respects from any other series of Undesignated Shares;

(iii)	the particular rights and restrictions attached to any Undesignated Share shall be recorded in a resolution of the Board. The Board may at any time before the allotment of any Undesignated Share by further resolution in any way amend such rights and restrictions or vary or revoke its designation. A copy of any such resolution or amending resolution for the time being in force shall be annexed as an appendix to (but shall not form part of) these articles; and

(iv)	the Board shall not attach to any Undesignated Share any rights or restrictions which would alter or abrogate any of the special rights attached to any other class of series of shares for the time being in issue without such sanction as is required for any alteration or abrogation of such rights, unless expressly authorised to do so by the rights attaching to or by the terms of issue of such shares.

(d)	The terms of any redeemable preference shares (including any redeemable preference shares created pursuant to article 6(b) or article 6(c)) may provide for the whole or any part of the amount due on redemption to be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.

(e)	Subject to the provisions of ~~Part XI of~~ the ~~1990 Act~~Companies Acts and the other provisions of this article the Company may:

(i)	pursuant to ~~section 207 of~~ the ~~1990 Act~~Companies Acts, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as may be determined by the Company in general meeting on the recommendation of the Directors; or

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ANNEX D

(ii)	pursuant to ~~section 210 of~~ the ~~1990 Act~~Companies Acts, convert any of its shares into Redeemable Shares.

(f)	Subject to any requirement to obtain the approval of Shareholders under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

~~(g)~~	~~The Directors are, for the purposes of Section 20 of the 1983 Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said Section 20) up to the amount of Company’s authorised share capital and to allot and issue any shares purchased by the Company pursuant to the provisions of Part XI of the 1990 Act and held as treasury shares and this authority shall expire five years from the date of adoption of these articles of association.~~

~~(h)~~	~~The Directors are hereby empowered pursuant to sections 23 and 24(1) of the 1983 Act to allot equity securities within the meaning of the said section 23 for cash pursuant to the authority conferred by article 6(g) as if section 23(1) of the said 1983 Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by article 6(h) had not expired.~~

(~~i~~g)	The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two.

VARIATION OF RIGHTS

7. (a)	Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of shares for the time being in issue may, unless otherwise expressly provided in the rights attaching to or by the terms of issue of the shares of that class, from time to time (whether or not the Company is being wound up), be altered or abrogated with the consent in writing of the holders of not less than 75 per cent of all of the votes capable of being cast at the relevant time at a separate general meeting of the holders of the issued shares of that class or with the sanction of a Special Resolution passed at a separate general meeting of the holders of shares of that class.

(b)	All the provisions of these articles relating to general meetings of the Company shall apply mutatis mutandis to any separate general meeting of any class of Shareholders, except that the necessary quorum shall be two or more Shareholders present in person or by proxy together holding or representing a majority of the issued shares of the relevant class; provided that, if the relevant class of Shareholders has only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

8.	The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be altered or abrogated by (i) the creation or issue of further shares ranking ~~parri~~pari passu with them, (ii) the creation or issue for full value (as determined by the Board) of further shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them or (iii) the purchase or redemption by the Company of any of its own shares.

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ANNEX D

SHARES

9.	Subject to the Companies Acts and the other provisions of these articles, the unissued shares of the Company (whether forming part of the original share capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options or other rights over or otherwise deal with or dispose of them to such persons, at such times and for such consideration and generally on such terms and conditions as the Board may from time to time determine but so that no share shall be issued at a discount to nominal value save in accordance with ~~sections 26(5) and 28 of the 1983 Act~~the Companies Acts, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon,

10.	The Board may, in connection with the issue of any shares, exercise all powers of paying commissions and brokerages conferred or permitted by law.

11.	Subject to the Companies Acts, the Company may, without prejudice to any relevant special rights attached to any class of shares pursuant to ~~section 211, of~~ the ~~1990 Act~~Companies Acts, purchase any of its own shares whether in the market, by tender or by private agreement, at such prices (whether at nominal value or above or below nominal value) and otherwise on such terms and conditions as the Board may from time to time determine including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Shareholders or Shareholders of the same class, (the whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts) and may cancel any Shares so purchased or hold them as treasury shares (as defined in ~~section 209 of~~ the ~~1990 Act~~Companies Acts) and may reissue any such shares as shares of any class or classes.

12.	Except only as otherwise provided in these articles, as ordered by a court of competent jurisdiction or as otherwise required by law, the Company shall be entitled to treat the registered holder of any share as the absolute owner of it and accordingly no person shall be recognised by the Company as holding any share upon trust, and the Company shall not be bound by or required in any way to recognise (even when having notice of it) any equitable, contingent, future or partial interest or other right in any share except an absolute right to the entirety of the share in the registered holder of it.

INCREASE OF CAPITAL

13.	The Company may from time to time by Ordinary Resolution increase the authorised share capital by such sum, to be divided into shares of such nominal value as such Ordinary Resolution shall prescribe.

14.	The Company may, by the Ordinary Resolution increasing the authorised share capital, direct that the new shares or any of them shall be offered in the first instance either at nominal value or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of shares of any class or classes in proportion to the number of such shares held by them respectively or make any other provision as to the issue of the new shares.

15.	The new shares shall be subject to all the provisions of these articles with reference to lien, the payment of calls, forfeiture, transfer, transmission and otherwise.

ALTERATION OF CAPITAL

16. (a)	The Company may (subject to article 16(b)) from time to time by Ordinary Resolution:

(i)	divide its shares into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

(ii)	consolidate and divide all or any of its share capital into shares of larger nominal value than any of its existing shares;

(iii)	sub-divide its shares or any of them into shares of smaller nominal value than is fixed by its memorandum of association, subject to ~~section 68(1)(d) of the 1963 Act~~the Companies Acts so,

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ANNEX D

however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

(iv)	make provision for the issue and allotment of shares which do not carry any voting rights;

(v)	cancel shares which, at the date of the passing of the relevant Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its authorised share capital by the amount of the shares so cancelled; and

(vi)	subject to applicable law, change the currency denomination of its share capital.

(b)	In the case of any split, subdivision, combination or reclassification of Class A Ordinary Shares or Class X Ordinary Shares, the shares of the other such class of ordinary shares shall also be split, subdivided, combined or reclassified, in each case so that the numbers of Class A Ordinary Shares and Class X Ordinary Shares in issue immediately following such split, subdivision, combination or reclassification shall bear the same relationship to one another as do the numbers of Class A Ordinary Shares and Class X Ordinary Shares in issue immediately prior to such split, subdivision, combination or reclassification.

(c)	Where any difficulty arises in regard to any division, consolidation or sub-division under this article 16, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion among the Shareholders who would have been entitled to the fractions, except that any proceeds in respect of any holding which are less than a sum fixed by the Board may be retained for the benefit of the Company. For the purpose of any such sale the Board may authorise some person to transfer the shares representing fractions to the purchaser, who shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

(d)	Subject to the Companies Acts and to any confirmation or consent required by law or these articles, the Company may from time to time by Ordinary Resolution convert any preference shares in the Company (unless otherwise expressly provided by the rights attaching to or by the terms of issue of the preference shares in question) into redeemable preference shares.

REDUCTION OF CAPITAL

17.	Subject to the Companies Acts and to any confirmation or consent required by law or these articles, the Company may from time to time by Special Resolution authorise the reduction in any manner of its issued share capital (but not to a sum less than the minimum share capital prescribed by its memorandum), any capital reserve fund ~~or any~~, share premium account or undenominated capital.

18.	In relation to any such reduction, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including, in the case of a reduction of part only of a class of shares, those shares to be affected.

CERTIFICATES

19. (a)	Shares shall be issued in registered form. Unless otherwise provided by the rights attaching to or by the terms of issue of any particular shares or letters and to the extent required by any stock exchange, depository, or any operator of any clearance or settlement system or by law, no Shareholder shall, upon becoming the holder of any share, be entitled to a share certificate for the shares of each class held by him (nor, on transferring a part of his holding, to a certificate for the balance).

(b)	Share certificates, if issued, shall be in such form as the Board may from time to time prescribe, subject to the requirements of the Companies Acts. No fee shall be charged by the Company for issuing a share certificate. In the case of a share held jointly by several persons, delivery of a certificate in their joint names to one of several joint holders shall be sufficient delivery to all.

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ANNEX D

20.	If a share certificate is worn-out or defaced, or alleged to have been lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of any exceptional costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of wearing-out or defacement, on delivery of the certificate to the Company. The Board may require any such indemnity to be secured in such manner as the Board may think fit.

21. (a)	All certificates for shares (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms of issue of any shares otherwise provide, be issued under the Seal or a facsimile of it. Each certificate shall be signed by such person or persons as the Board may from time to time decide, but the Board may determine that certificates for shares or for particular shares need not be signed by any person.

(b)	The Board may also determine, either generally or in any particular case, that any signatures on certificates for shares (or certificates or agreements or other documents evidencing the issue by the Company of awards under any share option, share incentive or other form of employee benefits plan adopted by the Company from time to time) need not be autographic but may be affixed to such certificates, agreements or other documents by some mechanical means or may be facsimiles printed on such certificates, agreements or other documents. If any person who has signed, or whose facsimile signature has been used on, any such certificate, agreement or other document ceases for any reason to hold his office, such certificate, agreement or other document may nevertheless be issued as though that person had not ceased to hold such office.

22.	Nothing in these articles shall preclude (i) title to a share being evidenced or transferred otherwise than in writing to the extent permitted by applicable law and otherwise as may be determined by the Board from time to time or (ii) the Board from recognising the renunciation of the allotment of any share by the allottee in favour of some other person on such terms and subject to such conditions as the Board may from time to time decide.

LIEN

23.	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys, whether presently due or not, called or payable in respect of such share. The Company’s lien on a share shall extend to all dividends payable on it. The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this article.

24. (a)	The Company may sell, in such manner as the Board may think fit, any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently due nor until the expiration of 14 clear days after a notice, stating and demanding payment of the sum presently due and giving notice of the intention to sell in default of such payment, has been served on the Shareholder for the time being of the share or the person entitled by transmission to it.

(b)	The net proceeds of sale by the Company of any shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is due, and any residue shall (subject to a like lien for debts or liabilities not presently due as existed upon the share prior to the sale) be paid to the holder of, or the person entitled by transmission to, the share immediately before such sale. For giving effect to any such sale the Board may authorise some person to transfer the share to the purchaser. The purchaser shall be registered as the holder of the share and he shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the sale. Where a share, which is to be sold as provided for in this article 24, is held in uncertificated form, the Directors may authorise some person to do all that is necessary under the Companies Act, 1990 (Uncertificated Securities) Regulations 1996, or under any regulations made under section 1086 of the Companies Act, to change such share into certificated form prior to its sale.

(c)	Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any

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ANNEX D

government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in the Register as held either jointly or solely by any Shareholders or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Shareholder by the Company on or in respect of any Shares registered as mentioned above or for or on account or in respect of any Shareholder and whether in consequence of:

(i)	the death of such Shareholder;

(ii)	the non-payment of any income tax or other tax by such Shareholder;

(iii)	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Shareholder or by or out of his estate; or

(iv)	any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

(i)	the Company shall be fully indemnified by such Shareholder or his executor or administrator from all liability;

(ii)	the Company shall have a lien upon all dividends and other monies payable in respect of the shares registered in the Register as held either jointly or solely by such Shareholder for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Shareholder under or in consequence of any such law, together with interest at the rate of 15% per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

(iii)	the Company may recover as a debt due from such Shareholder or his executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

(iv)	the Company may if any such money is paid or payable by it under any such law as referred to above refuse to register a transfer of any Shares by any such Shareholder or his executor or administrator until such money and interest is set off or deducted as referred to above or in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

Subject to the rights conferred upon the holders of any class of shares, nothing in this article 24(c) will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Shareholder as referred to above (and, his executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

25. (a)	The Board may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and not by the terms of issue of the shares made payable at a date fixed by or in accordance with their terms of issue and each Shareholder shall (subject to the Company serving on him at least 14 clear days notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Board may determine.

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(b)	A call may be made payable by instalments and shall be deemed to be made at the time when the resolution of the Board authorising the call is passed.

(c)	A person on whom a call is made shall (in addition to the transferee) remain liable for it notwithstanding the subsequent transfer of the share in respect of which the call is made.

26.	The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

27.	If a sum called in respect of a share is not paid before or on the day appointed for its payment, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment to the time of actual payment at such rate as the Board may determine, but the Board may waive payment of such interest, wholly or in part.

28.	Any sum which, by the terms of issue of a share, becomes payable on allotment or at any date fixed by or in accordance with such terms of issue, whether on account of the nominal value of the share or by way of premium, shall for all purposes of these articles be deemed to be a call duly made, notified and payable on the date on which, by the terms of issue, the same becomes payable, and, in case of non-payment, all the relevant provisions of these articles as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

29.	The Board may, on the issue of any shares, differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

30.	The Board may, if it thinks fit, receive all or any part of the moneys payable on a share beyond the sum actually called up on it if the Shareholder is willing to make payment in advance and, on any moneys so paid in advance, may (until they would otherwise be due) pay interest at such rate as may be agreed between the Board and the Shareholder paying the sum in advance.

FORFEITURE OF SHARES

31.	If a Shareholder fails to pay any call or instalment of a call on the day appointed for its payment, the Board may at any time while any part of such call or instalment remains unpaid serve on him a notice requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued. The notice shall state a further day (not being less than 14 clear days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the shares in respect of which such call is made or instalment is payable will be liable to be forfeited.

32.	The Board may accept the surrender of any share liable to be forfeited, and, in any such case, references in these articles to forfeiture include surrender.

33.	If the requirements of any notice given under article 31 are not complied with, any share in respect of which the notice was given may, at any time before payment of all calls or instalments and interest due in respect of it is made, be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all dividends declared and other moneys payable in respect of the forfeited shares and not actually paid before the forfeiture.

34.	When any share has been forfeited, notice of the forfeiture shall be served on the person who was before forfeiture the holder of the share or the person entitled by transmission to it, but no forfeiture shall be invalidated by any omission to give such notice.

35.	A forfeited share shall become the property of the Company and may be sold, re-offered or otherwise disposed of either to the person who was, before forfeiture, the holder of, or entitled to, the share or to any other person, on such terms and in such manner as the Board thinks fit. At any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board may think fit.

36.

A person whose shares have been forfeited shall cease to be a Shareholder in respect of the forfeited shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all moneys which at the date of

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forfeiture were payable by him to the Company in respect of the shares, together with interest at such rate as the Board may determine from the date of forfeiture until payment and the Company may enforce payment without being under any obligation to make any allowance for the value of the shares forfeited.

37.	An affidavit to the effect that the deponent is a Director or the Secretary and that a share has been duly forfeited on the date stated in the affidavit shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The Company may receive the consideration (if any) given for the share on its sale, re-allotment or disposition, and the Board may authorise some person to transfer the share to the person to whom it is sold, re-allotted or disposed of. That person shall be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any), nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re-allotment or disposal of the share.

REGISTER OF SHAREHOLDERS

38. (a)	The Register shall be kept in the manner prescribed by the Companies Acts at the Registered Office or at such other place in Ireland as may be authorised by the Board from time to time.

(b)	The Register may be closed at such times and for such periods as the Board may from time to time decide, subject to ~~section 121 of~~ the ~~1963 Act~~Companies Acts. Except during such time as it is closed, the Register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day.

(c)	~~Unless the Board so determines, n~~No Shareholder or intending Shareholder shall be entitled to have entered in the Register any indication of any trust or any equitable, contingent, future or partial interest in any share, and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any provisions of these articles.

REGISTER OF DIRECTORS AND SECRETARY

39.	The Secretary shall maintain a register of the Directors and Secretary of the Company as required by the Companies Acts. The register of Directors and Secretary shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day.

TRANSFER OF SHARES

40.	Subject to the Companies Acts and to such of the restrictions contained in these articles (including, without limitation, article 5(c)(v)) as may be applicable, any Shareholder may transfer all or any of his shares (of any class) by an instrument of transfer in the usual common form or in any other form which the Board may from time to time approve. The instrument of transfer may be endorsed on the certificate.

41. (a)	The instrument of transfer of a share shall be signed by or on behalf of the transferor and, if the share is not fully paid, by or on behalf of the transferee and the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect of it. All instruments of transfer may be retained by the Company.

(b)

The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary or an Assistant Secretary, and the Secretary or Assistant Secretary shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the Shareholders in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed

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by the transferor or the Secretary or Assistant Secretary as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of ~~section 81 of~~ the ~~1963 Act~~Companies Acts. The transferor shall be deemed to remain the Shareholder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

(c)	The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) to claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

(d)	Notwithstanding the provisions of these articles and subject to the Companies Act 1990 (Uncertificated Securities) Regulations 1996, or any regulations made under section ~~239~~1086 of the ~~1990~~Companies Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with section 239 of the Companies Act 1990 or section 1086 of the Companies Act or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

(e)	The Board may, in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any share which is not a fully-paid share. The Board may also decline to register any transfer if:

(i)	the instrument of transfer is not duly stamped, if required, and lodged at the Registered Office or any other place as the Board may from time to time specify for the purpose, accompanied by the certificate (if any) for the shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(ii)	the instrument of transfer is in respect of more than one class of share;

(iii)	the instrument of transfer is in favour of more than four persons jointly;

(iv)	it is not satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; or

(v)	it is not satisfied that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

(f)	Subject to any directions of the Board from time to time in force, the Secretary or Assistant Secretary may exercise the powers and discretions of the Board under article 41(e) and articles 40 and 42.

42. (a)	If the Board declines to register a transfer it shall, within one month after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

(b)	No fee shall be charged by the Company for registering any transfer or for making any entry in the Register concerning any other document relating to or affecting the title to any share (except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on it in connection with such transfer or entry).

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RESTRICTIONS ON TRANSFER OF COVERED SHARES

43.	Each Shareholder who is an employee of the Company or any of its subsidiary or associated companies will comply with any restrictions on transfer relating to Ordinary Shares imposed by the Company and notified to such person from time to time pursuant to the Company’s insider trading policies from time to time.

For purposes of this article 43, “Ordinary Shares” shall mean Class A Ordinary Shares and/or Class X Ordinary Shares.

TRANSMISSION OF SHARES

44.	In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint Shareholder, or the estate representative, where he was sole Shareholder, shall be the only person or persons recognised by the Company as having any title to his shares; but nothing in these articles shall release the estate of a deceased Shareholder from any liability in respect of any share held by him either solely or jointly with other persons. In this article, estate representative means the person to whom probate or letters of administration or confirmation as executor has or have been granted under the laws applicable to the estate of the deceased Shareholder or, failing such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this article.

45. (a)	In the case of a person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law, the Board may require the production to the Company of such evidence of his entitlement as is prescribed by the Companies Acts or, to the extent that no such evidence is prescribed, as may from time to time be required by the Board. Upon production of such evidence the name and address of the person so entitled shall be noted in the Register.

(b)	Subject to article 46(b), any person entitled by transmission to a share shall be entitled to receive (and may give a discharge for) any dividends or other moneys payable in respect of the share, to attend and vote in respect of the share at general meetings of the Company and of the relevant class of Shareholders and generally to exercise in respect of the share all of the rights or privileges of a Shareholder as if he were registered as the holder of the share.

46. (a)	Any person entitled by transmission to a share may elect either to be registered himself as the holder of the share or to have some person nominated by him registered as the transferee of the share. If he elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have his nominee registered, he shall signify his election by signing an instrument of transfer of such share in favour of his nominee. All the provisions of these articles relating to the right to transfer and the registration of transfer of shares shall apply to any such notice or instrument of transfer as if the death of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder.

(b)	The Board may at any time give notice requiring a person entitled by transmission to a share to elect either to be registered himself or to transfer the share and if the notice is not complied with within 60 days the Board may withhold payment of all dividends and other moneys payable in respect of the share until the requirements of the notice have been complied with.

47.	Subject to any directions of the Board from time to time in force, the Secretary or Assistant Secretary may exercise the powers and discretions of the Board under articles 44, 45 and 46.

GENERAL MEETINGS

48.	The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Companies Acts.

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49.	The Board may, whenever it thinks fit, and shall, on the requisition in writing of Shareholders holding such number of shares as is prescribed by, and made in accordance with, ~~section 132 of~~ the ~~1963 Act~~Companies Acts, convene a general meeting in the manner required by the Companies Acts. All general meetings other than annual general meetings shall be called extraordinary general meetings.

50.	The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to ~~section 140 of the 1963 Act, all~~the Companies Acts, any general ~~meetings~~meeting may be held outside of Ireland.

51.	Each general meeting shall be held at such time and place as specified in the notice of meeting.

NOTICE OF GENERAL MEETINGS

52.	Subject to the provisions of the Companies Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a ~~s~~Special ~~r~~Resolution, shall be called by at least thirty clear days’ notice and all other extraordinary general meetings shall be called by at least fourteen clear days’ notice. The notice of a general meeting shall specify the place, day and time of the meeting (including any satellite meeting place arranged for the purposes of article ~~62~~57) and, in the case of an extraordinary general meeting, the general nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by these articles to all Shareholders (other than those who, under the provisions of these articles or the terms of issue of the shares which they hold, are not entitled to receive such notice from the Company) and to each Director and to the statutory ~~A~~auditors.

53.	The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting. A Shareholder present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

54.	All business shall be deemed special that is transacted at an extraordinary general meeting, and also ~~all~~ that is transacted at an annual general meeting~~,~~ with the exception of ~~declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and auditors, the election of Directors, the re-appointment of the retiring auditors and the fixing of the remuneration of the auditors.~~:

(a)	the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the statutory auditors on those statements and that report;

(b)	the review by the members of the Company’s affairs;

(c)	the declaration of a dividend (if any) of an amount not exceeding the amount recommended by the Directors;

(d)	the appointment and re-appointment of statutory auditors;

(e)	the authorisation of the Directors to approve the remuneration of the statutory auditors; and

(f)	the election and re-election of Directors.

55. (a)

The chairman of the Board or, in his absence, the president of the Board shall preside as chairman at every general meeting of the Company or of any class of Shareholders. If there is no such chairman or president, or if at any meeting neither the chairman nor the president is present within 5 minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, the Directors

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present shall appoint one of those Directors who is willing to act as chairman or, if only one Director is present, he shall preside as chairman, if willing to act. If none of the Directors present is willing to act as chairman, the Director or Directors present may appoint any other executive of the Company who is present and willing to act as chairman. In default of any such appointment, the persons present and entitled to vote shall elect any executive of the Company who is present and willing to act as chairman or, if no executive of the Company is present or if none of the executives of the Company present is willing to act as chairman, one of their number to be chairman.

(b)	Except in the case of the removal of statutory auditors or Directors and subject to ~~section 141 of~~ the ~~1963 Act~~Companies Acts, anything which may be done by resolution in general meeting of all or any class or Shareholders may, without a meeting and without any previous notice being required, be done by resolution in writing, signed by all of the Shareholders or any class thereof or their proxies (or in the case of a Shareholder that is a corporation (whether or not a company within the meaning of the Companies Acts) on behalf of such Shareholder) being all of the Shareholders of the Company or any class thereof, who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution and if described as a Special Resolution shall be deemed to be a Special Resolution within the meaning of the ~~1963 Act~~Companies Acts. Such resolution in writing may be signed in as many counterparts as may be necessary.

(c)	For the purposes of any written resolution under article 55(b), the date of the resolution in writing is the date when the resolution is signed by, or on behalf of, the last Shareholder to sign and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this section, a reference to such date.

(d)	A resolution in writing made in accordance with article 55(b) is as valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of Shareholders of the Company, as the case may be. A resolution in writing made in accordance with this section shall constitute minutes for the purposes of the Companies Acts and these articles.

56. (a)	No business shall be transacted at any general meeting or adjourned meeting unless a quorum is present when the meeting proceeds to business~~, but the absence of a quorum shall not preclude the appointment or election of a chairman, which shall not be treated as part of the business of the meeting~~. Except as otherwise provided by the Companies Acts or these articles, three Shareholders present in person or by proxy and having the right to attend and vote at the meeting and holding shares representing more than 50 per cent of the votes that may be cast by all Shareholders at the relevant time shall be a quorum (provided that, if the Company shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum).

(b)	If within 5 minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for a meeting a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. If within 15 minutes after the time appointed for a meeting, no shareholders are present, the meeting shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine. The Company shall give not less than 5 days notice of any meeting adjourned through want of a quorum and such notice shall state the quorum requirement from the adjourned meeting under article 56(a). If within 5 minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for any adjourned meeting a quorum is not present, the meeting may be further adjourned to such other day and such other time and place as the chairman of the meeting may determine, but otherwise the meeting shall be dissolved. A meeting may not be adjourned under this article 56(b) to a day which is more than 90 days after the day originally appointed for the meeting.

(c)

If it appears to the chairman of a general meeting that the place of the meeting specified in the notice convening the meeting is inadequate to accommodate all persons entitled and wishing to attend, the meeting is duly constituted and its proceedings are valid if the chairman is satisfied that adequate facilities are available, whether at the place of the meeting or elsewhere, to ensure that each such person

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who is unable to be accommodated at the place of the meeting is able to communicate simultaneously and instantaneously with the persons present at the place of the meeting, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities.

57. (a)	Subject to the Companies Acts, a meeting of the Shareholders or of any class of Shareholders may be held by such electronic means as the Board may from time to time approve and which permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(b)	The Board may resolve to enable persons entitled to attend a general meeting of the Company or of any class of Shareholders to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The Shareholders present at any such satellite meeting place in person or by proxy and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the general meeting in question if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that Shareholders attending at all the meeting places are able to:

(i)	communicate simultaneously and instantaneously with the persons present at the other meeting place or places, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities; and

(ii)	have access to all documents which are required by the Companies Acts and these articles to be made available at the meeting.

The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place. If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place are or become inadequate for the purposes referred to above, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of such adjournment shall be valid.

58.	Each Director shall be entitled to attend and speak at any general meeting of the Company or of any class of Shareholders.

59.	The Board may make any security arrangements which it considers appropriate relating to the holding of a general meeting of the Company or of any class of Shareholders including, without limitation, arranging for any person attending a meeting to be searched and for items of personal property which may be taken into a meeting to be restricted, and any person who fails to comply with any such arrangements may be refused entry to the meeting.

60. (a)	Subject to the Companies Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Shareholders if:

(i)	it is proposed by or at the direction of the Board; or

(ii)	it is proposed at the direction of the ~~C~~court; or

(iii)	it is proposed on the requisition in writing of such number of Shareholders as is prescribed by, and is made in accordance with ~~section 132 of~~ the ~~1963 Act~~Companies Acts; or

(iv)	the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

(b)	No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

(c)	If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

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61.	The chairman of the meeting may, with the consent of any meeting at which a quorum is present, adjourn the meeting from time to time (or sine die) and from place to place. In addition to any other power of adjournment conferred by law, the chairman of the meeting may at any time without the consent of the meeting adjourn the meeting (whether or not it has commenced or a quorum is present) to another time and/or place (or sine die) if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed (prior to or at the meeting) by the Board. When a meeting is adjourned sine die the time and place for the adjourned meeting shall be fixed by the Board.

62.	When a meeting is adjourned for three months or more or sine die, not less than 10 clear days’ notice of the adjourned meeting shall be given in the same manner as in the case of the original meeting. Except as expressly provided by these articles, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting. No business shall be transacted at any adjourned meeting except business which might properly have been transacted at the meeting from which the adjournment took place.

VOTING

63.	Except where a greater majority is required by the Companies Acts or these articles, any question proposed for consideration at any general meeting of the Company or of any class of Shareholders shall be decided by an Ordinary Resolution and all resolutions put to the Shareholders will be decided on a poll.

64.	Subject to any rights or restrictions for the time being attached to any class of shares, on any vote each Shareholder, present in person or by proxy, shall~~,~~ have one vote for each share held by him.

65.	The Board may, before any meeting of Shareholders, determine the manner in which the poll is to be taken and the manner in which votes are to be counted, which may include provision for votes to be cast by electronic means by persons present in person or by proxy at the meeting and for the appointment of scrutineers. To the extent not so determined by the Board, such matters shall be determined by the chairman of the meeting. A person appointed to act as a scrutineer need not be a Shareholder.

66.	Votes may be cast on the poll either personally or by proxy. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

67.	The result of the poll shall be deemed to be the resolution of the meeting.

68.	In the case of an equality of votes at a general meeting, the motion shall be deemed to be lost and the chairman of the meeting shall not be entitled to a second or casting vote.

69.	In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined, by the order in which the names stand in ~~rite~~the Register in respect of the joint holding.

70.	Subject to article 71, a Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any court in Ireland (or elsewhere having jurisdiction) for the protection or management of the affairs of persons incapable of managing their own affairs may vote, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such court, and such receiver, committee, curator bonis or other person may vote by proxy and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

71.	Evidence to the satisfaction of the Board of the authority of any person claiming the right to vote under article 70 shall be produced at the Registered Office (or at such other place as may be specified for the deposit of instruments of proxy) not later than the last time by which an instrument appointing a proxy must be deposited in order to be valid for use at the meeting or adjourned meeting or on the holding of the poll at or on which that person proposes to vote and, in default, the right to vote shall not be exercisable.

72.	No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting of the Company or of any class of Shareholders in respect of any share held by him unless all calls or other sums presently payable by him in respect of that share have been paid.

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73.	No objection may be raised to the qualification of any voter or to the counting of, or failure to count, any vote except at the meeting at which the vote objected to is tendered. Any objection so raised shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that it may have affected the decision of the meeting. The decision of the chairman on any such matter shall be final and conclusive. Except as otherwise decided by the chairman, every vote counted and not disallowed at the meeting shall be valid and every vote disallowed or not counted shall be invalid.

PROXIES AND CORPORATE REPRESENTATIVES

74. (a)	A Shareholder may appoint one or more persons as his proxy, with or without the power of substitution, to represent him and vote on his behalf in respect of all or some only of his shares at any general meeting (including an adjourned meeting). A proxy need not be a Shareholder.

(b)	A Shareholder which is a corporation may appoint any person (or two or more persons in the alternative) as its representative to represent it and vote on its behalf at any general meeting (including an adjourned meeting) and such a corporate representative may exercise the same power on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder.

(c)	A Shareholder which is a corporation may appoint more than one such corporate representatives (with or without appointing any persons in the alternative) at any such meeting provided that such appointment specifies the number of shares in respect of which each such appointee is authorised to act as representative, not exceeding in aggregate the number of shares held by the appointor and carrying the right to attend and vote at the relevant meeting.

(d)	The appointment of a proxy or a corporate representative in relation to a particular meeting shall, unless the contrary is stated, be valid for any adjournment of the meeting.

75.	A Shareholder may appoint a standing proxy, with or without the power of substitution, or (if a corporation) a standing representative by delivery to the Registered Office (or at such other place as the Board may from time to time specify for such purpose) of evidence of such appointment. The appointment of such a standing proxy or representative shall be valid for every general meeting and adjourned meeting until such time as it is revoked by notice to the Company, but:

(a)	the appointment of a standing proxy or representative may be made on an irrevocable basis in which case the Company may recognise the vote of the proxy or representative given in accordance with the terms of the appointment, to the exclusion of the vote of the Shareholder, until such time as the appointment ceases to be effective in accordance with its terms;

(b)	(subject to article 75(a)) the appointment of a standing proxy or representative shall be deemed to be suspended at any meeting or poll taken subsequently to any meeting at which the Shareholder is present or in respect of which the Shareholder has specifically appointed another proxy or representative; and

(c)	the Board may from time to time require such evidence as it deems necessary as to the due execution and continuing validity of the appointment of any standing proxy or representative and, if it does so, the appointment of the standing proxy or representative shall be deemed to be suspended until such time as the Board determines that it has received the required evidence or other evidence satisfactory to it.

76. (a)	A proxy may be appointed by an instrument in writing in any common form or in such other form as the Board may approve, such instrument being executed under the hand of the appointor or of his attorney or agent authorised by him in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A proxy may also be appointed in such other manner as the Board may from time to time approve.

(b)

Any instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative (other than a standing proxy or representative), together with such evidence as to its due execution as the Board may from time to time require, shall be delivered to the Registered Office

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(or to such other place or places as may be specified in the notice convening the meeting or in any notice of an adjourned meeting or, in either case, in any other information sent to Shareholders by or on behalf of the Board in relation to the meeting or adjourned meeting) by such time or times as may be specified in the notice of meeting or adjourned meeting or in any such other information (which times may differ when more than one place is so specified) or, if no such time is specified, at any time prior to the holding of the relevant meeting or adjourned meeting at which the appointee proposes to vote, and, subject to the Companies Acts, if not so delivered (but subject to article 80) the appointment shall not be treated as valid.

(c)	Subject to article 80 and subject as mentioned in this article, an instrument or other form of communication appointing or evidencing the appointment of a standing proxy or corporate representative shall not be treated as valid until 24 hours after the time at which it, together with such evidence as to its due execution as the Board may from time to time require, is delivered to the Registered Office (or to such other place or places as the Board may from time to time specify for the purpose).

(d)	If the terms of appointment of a proxy include a power of substitution, any proxy appointed by substitution under such power shall be deemed to be the proxy of the Shareholder who conferred such power. All the provisions of these articles relating to the execution and delivery of an instrument or other form of communication appointing or evidencing the appointment of a proxy shall apply, mutates mutandis, to the instrument or other form of communication effecting or evidencing such an appointment by substitution.

77.	The appointment of a proxy, whether a standing proxy or a proxy relating to a particular meeting, shall be deemed, unless the contrary is stated, to confer authority to vote on any amendment of a resolution and on any other resolution put to a meeting for which it is valid in such manner as the proxy thinks fit.

78.	A vote given by proxy, whether a standing proxy or a proxy relating to a particular meeting, shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the appointment of the proxy or of the authority under which it was executed, unless notice of such death, insanity or revocation was received by the Company at the Registered Office (or at any other place as may be specified for the delivery of instruments or other forms of communication appointing or evidencing the appointment of proxies in the notice convening the meeting or in any other information sent to Shareholders by or on behalf of the Board in relation to the meeting) ~~at least one hour~~ before the commencement of the meeting or adjourned meeting at which the vote is given or by such later time as the Board may decide, either generally or in any particular case.

79.	Notwithstanding the preceding provisions of these articles, the Board may decide, either generally or in any particular case, to treat an instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative as properly delivered for the purposes of these articles if a copy or facsimile image of the instrument is sent by electronic means to the Registered Office (or to such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case, in any other information sent by or on behalf of the Board in relation to the meeting or adjourned meeting).

80.	Subject to the Companies Acts, the Board may also at its discretion waive any of the provisions of these articles relating to the execution and deposit of an instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative or any ancillary matter (including, without limitation, any requirement for the production or delivery of any instrument or other communication to any particular place or by any particular time or in any particular way) and, in any case in which it considers it appropriate, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Shareholder at any general meeting.

AMALGAMATIONS AND SALES

81. (a)	Any amalgamation or merger of the Company and another company shall require the approval of (i) the Board by a resolution passed with the approval of a majority of those Directors then in office and eligible to vote on that resolution and (ii) an Ordinary Resolution, in addition to any other resolution or sanction required by applicable law.

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(b)	Any sale, lease or exchange by the Company of all or substantially all of its property or assets, including its goodwill and its corporate franchises, will require the approval of (i) the Board by a resolution passed with the approval of a majority of those Directors then in office and eligible to vote on that resolution and (ii) an Ordinary Resolution, in addition to any other resolution or sanction required by applicable law.

APPOINTMENT AND REMOVAL OF DIRECTORS

82.	[RESERVED]

~~82. (a)~~	~~At December 19, 2011, the Board consists of the following persons:~~

~~Name~~

~~William D. Green~~

~~Dina Dublon~~

~~Charles H. Giancarlo~~

~~Dennis F. Hightower~~

~~Nobuyuki Idei~~

~~William L. Kimsey~~

~~Robert I. Lipp~~

~~Marjorie Magner~~

~~Pierre Nanterme~~

~~Mark Moody-Stuart~~

~~Blythe J. McGarvie~~

~~Wulf von Schimmelmann~~

~~(b)~~	~~Charles H. Giancarlo, Blythe J. McGarvie, Dennis F. Hightower and Mark Moody-Stuart are designated as class I Directors; Dina Dublon, William D. Green, Nobuyuki Idei and Marjorie Magner, are designated as class II Directors and William L. Kimsey, Robert I. Lipp, Pierre Nanterme and Wulf von Schimmelmann are designated as class III Directors for the purposes of these articles. There is no distinction in the voting or other powers and authorities of Directors of different classes; the classifications are solely for the purposes of the retirement by rotation provisions set out in article 83. Subject to article 83(f), all Directors will be designated as either class I, class II or class III Directors. Subject to article 83(f), the Board shall from time to time by resolution determine the respective numbers of class I Directors, class II Directors and class III Directors.~~

~~(c)~~	~~Upon the resignation or termination of office of any Director, if a new Director shall be appointed to the Board he will be designated to fill the vacancy arising and shall, for the purposes of these articles, subject to article 83(f), constitute a member of the class of Directors represented by the person that he replaces.~~

83. (a)	Each ~~class I Director shall (unless his office is vacated in accordance with these articles) continue to serve until the conclusion of the annual general meeting of the Company held in the calendar year 2014 and subsequently~~Director shall (unless his office is vacated in accordance with these articles) serve for a one-year term~~, each~~ concluding at the annual general meeting after such ~~Directors (or any of them) were~~Director was last appointed or re-appointed.

~~(b)~~	~~Each class II Director shall (unless his office is vacated in accordance with these articles) continue to serve until the conclusion of the annual general meeting of the Company held in the calendar year 2015 and subsequently shall (unless his office is vacated in accordance with these articles) serve for a one-year term, each concluding at the annual general meeting after such Directors (or any of them) were last appointed or re-appointed.~~

~~(c)~~	~~Each class III Director shall (unless his office is vacated in accordance with these articles) continue to serve until the conclusion of the annual general meeting of the Company held in the calendar year 2013 and subsequently shall (unless his office is vacated in accordance with these articles) serve for a one-year term, each concluding at the annual general meeting after such Directors (or any of them) were last appointed or re-appointed.~~

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(~~d~~b)	Any Director retiring at an annual general meeting will be eligible for re-appointment ~~and will retain office until the close of the meeting at which he retires or (if earlier) until a resolution is passed at that meeting not to fill the vacancy or the resolution to re-appoint him is put to a vote at the meeting and is lost.~~at that annual general meeting in accordance with these articles.

~~(e)~~	~~If the Company, at the meeting at which a Director (of any class) retires by rotation or otherwise, does not fill the vacancy, the retiring Director shall, if willing to act, be deemed to have been re-appointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the reappointment of the Director is put to the meeting and lost.~~

~~(f)~~	~~The designation of a Director as class I, class II or class III shall be abolished for the purposes of these articles with effect from:~~

~~(i)~~	~~in the case of class I, the conclusion of the annual general meeting of the Company held in the calendar year 2014;~~

~~(ii)~~	~~in the case of class II, the conclusion of the annual general meeting of the Company held in the calendar year 2015; and~~

~~(iii)~~	~~in the case of class III, the conclusion of the annual general meeting of the Company held in the calendar year 2013.~~

84. (a)	No person shall be appointed a Director, unless:

(i)	subject to the Companies Acts, in the case of an annual or extraordinary general meeting, such person is recommended by the Board; or

(ii)	in the case of an annual general meeting, ~~not less than 120 nor more than 150 days before the date of the Company’s proxy statement released to Shareholders in connection with the prior year’s annual general meeting~~ notice executed by a Shareholder (not being the person to be proposed) has been received by the Secretary of the Company of the intention to propose such person for appointment~~, setting~~ not less than 120 nor more than 150 days before the first anniversary of the date of the Company’s definitive proxy statement released to Shareholders in connection with the prior year’s annual general meeting; provided, however, that if the annual general meeting is convened more than 30 days prior to or delayed by more than 70 days after the first anniversary of the preceding year’s annual general meeting, or if no annual general meeting was held in the preceding year, notice by the Shareholder must be so received not earlier than 120 days prior to such annual general meeting and not later than the close of business on the later of (1) the 90th day before such annual meeting or (2) the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall any adjournment or postponement of an annual general meeting, or the announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder’s notice described above. Such notice shall set forth:

(A)	as to each person whom the Shareholder proposes to nominate for election or re-election as a Director:

(I)	the name, age, business address and residence address of such person;~~, (ii) the principal occupation or employment of such person,~~

(II)	the principal occupation or employment of such person;

(III)	the class, series and number of shares of the Company which are beneficially owned by such person;~~,~~

(IV)	particulars which would, if he were so appointed, be required to be included in the Company’s register of Directors and Secretary; ~~and~~

(V)

all other information relating to such person that is required to be disclosed in solicitations for proxies for the election of Directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange

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Act of 1934 of the United States of America (as amended) (the “Exchange Act”), together with notice executed by such person of his willingness to serve as a Director if so elected;

(VI)	a written consent of such proposed nominee to serve as director of the Company if elected;

(VII)	a written representation and agreement that such proposed nominee is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such proposed nominee, if elected as a director of the Company, will act or vote on any issue or question;

(VIII)	such other information as the Company may reasonably require, including but not limited to a written representation and agreement to comply with the Company’s corporate governance guidelines, code of business ethics, conflict of interest, confidentiality, stock ownership and trading policies and guidelines, and any other Company codes, policies and guidelines or any rules, regulations and listing standards, in each case as applicable to Directors; and

(IX)	such information or agreements necessary to determine the eligibility of such proposed nominee to serve as a director of the Company and to determine the independence of such director under the Exchange Act related regulations thereunder and the applicable stock exchange rules; provided, however, that no Shareholder shall be entitled to propose any person to be appointed, elected or re-elected Director at any extraordinary general meeting~~.~~; and

(B)	as to each Shareholder and each beneficial owner, if any, on whose behalf the nomination is made, any of their affiliates or associates and/or any others acting in concert with any of the foregoing, including the proposed nominee (each, a “Proponent Person” and collectively, the “Proponent Persons”):

(I)	the name and address of each such Proponent Person;

(II)

(aa) the class, series, and number of shares of the Company that are owned, directly or indirectly, beneficially and of record by each such Proponent Person, (bb) any option, warrant, convertible security, stock appreciation right, or other right, in each case with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by each such Proponent Person, and any other direct or indirect opportunity of such Proponent Person to profit or share in any profit derived from any increase or decrease in the value of shares of the Company, (cc) any proxy, contract, arrangement, understanding, or relationship pursuant to which any Proponent Person is a party and has a right to vote, directly or indirectly, any shares of any security of the Company, (dd) any short interest in any security of the Company held by any Proponent Person (for purposes of this article 84, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (ee) any rights to dividends on the shares of the Company owned beneficially directly or indirectly by any Proponent Person that are separated or separable from the underlying shares of the Company, (ff) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any Proponent Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (gg) (A) any agreement, arrangement or understanding

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ANNEX D

with respect to performance-related fees (other than an asset-based fee) that any Proponent Person may directly or indirectly be entitled to based on the election of the proposed nominee or any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such Proponent Person’s immediate family sharing the same household or (B) any personal or other direct or indirect material interest of any Proponent Person in the nomination to be submitted;

(III)	any other information relating to each such Proponent Person and the nomination that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors at an annual general meeting in a contested election pursuant to Section 14 of the Exchange Act, including the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act, regardless of whether such solicitation is subject to such provision) in such solicitation;

(IV)	all other information relating to each such Proponent Person and the nomination which may be required to be disclosed under the Companies Acts or applicable listing standards of the primary exchange on which the Company’s Class A Ordinary Shares are listed; and

(V)	a representation that the Shareholder is a holder of record of the shares of the Company at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such nomination and a representation whether or not each such Shareholder will (I) deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares in the capital of the Company reasonably believed by the Shareholder or beneficial owner, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by the Shareholder and/or (II) otherwise solicit proxies from shareholders in support of such nomination (such representations, a “Solicitation Statement”).

The information required to be set forth in a Shareholder notice shall be supplemented and updated by such Shareholder or beneficial owner, as the case may be, to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (I) as of the record date for determining the Shareholders entitled to notice of the meeting and (II) as of the date that is 15 days prior to the meeting or any adjournment or postponement thereof. Any such update and supplement shall be delivered in writing to the Secretary of the Company at the principal executive offices of the Company not later than 5 days after the record date for determining the Shareholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the Shareholders entitled to notice of the meeting), and not later than the 10 days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of 15 days prior the meeting or adjournment or postponement thereof). In addition, the information required to be set forth in a Shareholder notice pursuant to article 84(a)(ii)(B)(II)(gg) shall be supplemented and updated by such Shareholder or beneficial owner, as the case may be, whenever such Shareholder or beneficial owner determines that the information previously provided pursuant to article 84(a)(ii)(B)(II)(gg) is no longer accurate in all respects. Any such update and supplement shall be delivered in writing to the Secretary of the Company at the principal executive offices of the Company not later than 5 days after such information is determined to no longer be accurate in all respects.

(b)	A Director need not be a Shareholder. ~~Except as otherwise required by the Companies Acts or to the extent appointed by the Board in accordance with the articles, the appointment of any person proposed as a Director shall be effected by a separate Ordinary Resolution voted on at a general meeting as provided in these articles.~~

(c)	All Directors ~~(other than the Directors referred to in article 82(a)),~~, upon election or appointment (but not on re-appointment), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within 30 days of their appointment.

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85.	The number of Directors from time to time shall be not less than 8 nor more than 15.

86.	The Company may from time to time by Ordinary Resolution increase or reduce the minimum or maximum number of Directors.

87.	~~Subject to article 83(e),~~ The Directors shall be individuals appointed as follows:

(a)	~~t~~The Company by Ordinary Resolution at the annual general meeting in each year or at any extraordinary general meeting called for the purpose may appoint any eligible person as a Director;

(b)	~~t~~The Board may, by a resolution passed with the approval of a majority of the Directors then in office, appoint any persons as additional Directors (but so as not to exceed the maximum number of Directors permitted by these articles) and a Director so appointed shall (unless he is removed from office or his office is vacated in accordance with these articles) hold office until he is required to retire under the following provisions of this article 87~~;~~.

(c)	~~s~~So long as there remains in office a sufficient number of Directors to constitute a quorum of the Board in accordance with article ~~113(a)~~107, the Board may, by a resolution passed with the approval of a majority of the Directors then in office, appoint any person as a Director to fill any vacancy occurring in the Board and a Director so appointed shall (unless he is removed from office or his office is vacated in accordance with these articles) hold office until he is required to retire under the following provisions of this article 87.

~~(d)~~	~~subject to article 82(c), the resolution appointing any Director must designate the Director as a Class I, Class II or Class III Director, provided always that this provision shall cease to apply in respect to class I, class II and class III with effect from the relevant dates specified in article 83(f).~~

(~~e~~d)	~~a~~A Director appointed by the Board under articles 87(b) or 87(c) will hold office only until the next following annual general meeting. If not re-appointed at that annual general meeting, the Director will vacate office at the end of that meeting. ~~If re-appointed at that annual general meeting, the Director will subsequently hold office until required to retire by rotation under articles 83(a), 83(b), 83(c), as relevant.~~

(~~f~~e)	Directors are not entitled to appoint alternate directors.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

88.	The office of a Director shall be vacated:

(a)	if he resigns his office, on the date on which notice of his resignation is delivered to the Registered Office or tendered at a meeting of the Board or on such later date as may be specified in such notice; ~~or~~

(b)	on his being prohibited by law from being a Director;

(c)	on his ceasing to be a Director by virtue of any provision of the Companies Acts; or

(d)	he is requested to resign in writing by not less than three quarters of the other Directors.

89.	The Company may, by Ordinary Resolution, of which ~~extended~~ notice has been given in accordance with ~~section 142 of the 1963 Act~~the Companies Acts and these articles, remove any Director before the expiration of his period of office notwithstanding anything in these articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

DIRECTORS’ REMUNERATION AND EXPENSES

90.

Each Director (other than a Director who is also an employee of a Group Company) shall be entitled to receive such fees for his services as a Director, if any, as the Board may from time to time determine. Directors who are also employees of a Group Company will not be paid any such fees by the Company in addition to their

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remuneration as an employee. Each Director shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director, including (but without limitation) his reasonable travelling, hotel and incidental expenses in attending and returning from meetings of the Board or any committee of the Board or general meetings.

91.	The Board may from time to time determine that, subject to the requirements of the Companies Acts, all or part of any fees or other remuneration payable to any non-employee Director of the Company shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

DIRECTORS’ INTERESTS

92. (a)	A Director may hold any other office or place of profit with the Company (except that of statutory auditor) in addition to his office of Director for such period and upon such terms as the Board may determine and may be paid such extra remuneration for so doing (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, in addition to any remuneration or other amounts payable to a Director pursuant to any other article.

(b)	A Director is expressly permitted (for the purposes of section 228(1)(d) of the Companies Act) to use the property of the Company pursuant to or in connection with: the exercise or performance of his duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director’s own benefit or for the benefit of another person.

(c)	As recognised by section 228(1)(e) of the Companies Act, the Directors may agree to restrict their power to exercise an independent judgement but only where this has been expressly approved by a resolution of the Board.

93.	A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as statutory auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

94. (a)	Subject to the Companies Acts, a Director notwithstanding his office (i) may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested and (ii) may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any company or other person promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company or other person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise of votes in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company or person or voting or providing for the payment of remuneration to any such Directors as the directors or officers of such other company or person.

(b)	A Director who is in any way, whether directly or indirectly, to his knowledge interested in a contract or proposed contract with the Company or any other Group Company shall declare the nature of his interest at the first opportunity at a meeting of the Board at which the question of entering into the contract is first taken into consideration, if he knows his interest then exists, or in any other case at the first meeting of the Board after he knows that he is or has become so interested in accordance with section ~~194~~231 of the ~~1963~~Companies Act.

(c)	Subject to the Companies Acts and any further disclosure required thereby, a general notice to the ~~Directors or~~Board or the Secretary by a Director declaring that he has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

(d)

A copy of every declaration made and notice given under this article shall be entered within three days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection

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without charge by any Director, Secretary, statutory ~~A~~auditor or Shareholder of the Company at the Registered Office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

(e)	So long as, where it is necessary, he declares the nature of his interest in accordance with article 94(b), a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these articles allow him to be appointed or from any transaction or arrangement in which these articles allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

POWERS OF THE BOARD

95.	Subject to the provisions of the Companies Acts and these articles, the Board shall manage the business and affairs of the Company and may exercise all the powers of the Company as are not required by the Companies Acts or by these articles to be exercised by the Company in general meeting. No alteration of these articles shall invalidate any prior act of the Board which would have been valid if that alteration had not been made. The powers given by this article shall not be limited by any special power given to the Board by these articles and, except as otherwise expressly provided in these articles, a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretion for the time being vested in or exercisable by the Board. So long as the Director acts honestly and in good faith with a view to the best interests of the Company in taking any action, including action that may involve or relate to a change or potential change in the control of the Company, a Director may consider, among other things, both the long-term interests of the Company and its Shareholders and the effects that the Company’s actions may have in the short term or long term upon any one or more of the following matters:

(a)	the prospects for potential growth, development, productivity and profitability of the Company;

(b)	the employees~~, including “partner” level employees,~~ of the Company and its subsidiaries;

(c)	the retired former partners and “partner” level employees of the Accenture group of businesses (as constituted prior to the adoption of these articles);

(d)	the customers and creditors of the Company and its subsidiaries;

(e)	the ability of the Company and its subsidiaries to contribute to the communities in which they do business; and

(f)	such other additional factors as a Director may consider appropriate in such circumstances.

Nothing in this article 95 shall create any duty owed by any Director to any person ~~or entity~~ to consider, or afford any particular weight to, any of the foregoing matters or to limit his consideration to the foregoing matters. No such employee, retired former partner of Accenture, former employee, beneficiary, customer, creditor or community or member thereof shall have any rights against any Director under this article 95.

96.	The Board may exercise all the powers of the Company to borrow or raise money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and, subject to ~~Part III of~~ the ~~1983 Act~~Companies Acts, to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any other person.

97.	The Company may have an official seal for use abroad. The Company may exercise the powers conferred by ~~section 41 of~~ the ~~1963 Act~~Companies Acts with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

98.	All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time determine.

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99.	The Board may (subject to article 90) exercise all the powers of the Company to grant or procure the grant or provision of benefits, including pensions, annuities or other allowances, to or for any person, including any Director or former Director, who has held any executive office or employment with, or whose services have directly or indirectly been of benefit to, the Company or any company which is or has been a subsidiary of the Company or otherwise associated with any of them or a predecessor in business of the Company or of any such other company, and to or for any relation or dependant of any such person, and to contribute to any fund and pay premiums for the purchase or provision of any such benefit, or for the insurance of any such person.

100.	The Board may from time to time appoint one or more of its body to hold any executive office with the Company for such period and on such terms as the Board may determine and may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Any person so appointed shall receive such remuneration, if any (whether by way of salary, commission, participation in profits or otherwise), as the Board may (subject to article 92) determine.

DELEGATION OF THE BOARD’S POWERS

101.	The Board may by power of attorney or otherwise (including by a duly passed resolution) appoint any person, whether nominated directly or indirectly by the Board, to be the attorney or agent of the Company and may delegate to such person any of the Board’s powers, authorities and discretions (with power to sub-delegate) for such period and subject to such conditions as it may think fit. The Board may revoke or vary any such appointment or delegation, but no person dealing in good faith and without notice of such revocation or variation shall be affected by any such revocation or variation. Any such power of attorney or resolution or other document may contain such provisions for the protection and convenience of persons dealing with any such attorney or agent as the Board may think fit.

102.	The Board may entrust to and confer upon any executive any of its powers, authorities and discretions (with power to sub-delegate) on such terms and conditions with such restrictions as it thinks fit and either collaterally with, or to the exclusion of, its own powers and may from time to time revoke or vary all or any of such powers, but no person dealing in good faith and without notice of such revocation or variation shall be affected by any revocation or variation.

103. (a)	The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee, consisting of such person or persons (whether Directors or not) as it thinks fit. The Board may make any such delegation on such terms and conditions with such restrictions as it thinks fit and either collaterally with, or to the exclusion of, its own powers and may from time to time revoke or vary such delegation, but no person dealing in good faith and without notice of such revocation or variation shall be affected by any revocation or variation. Any committee so formed shall, in the exercise of the powers, authorities and discretion so delegated, conform to any regulations which may be imposed on it by the Board. The power to delegate to a committee extends to all the powers, authorities and discretions of the Board generally (including, but without limitation, those conferred by article 96) and shall not be limited by the fact that in certain provisions of these articles, but not in others, express reference is made to a committee or to particular powers, authorities or discretions being exercised by the Board or by a committee of the Board.

(b)	The meetings and proceedings of any committee of the Board consisting of two or more members shall be governed by the provisions contained in these articles for regulating the meetings and proceedings of the Board so far as they are capable of applying and are not superseded by any regulations imposed by the Board except that, unless otherwise determined by the Board, the quorum necessary for the transaction of business at any committee meeting shall be two members.

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PROCEEDINGS OF THE BOARD

104.	The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. Except where a greater majority is required by these articles, questions arising at any meeting shall be determined by a majority of the votes cast. In the case of an equality of votes the motion shall be deemed to be lost and the chairman of the meeting shall not be entitled to a second or casting vote.

105.	A meeting of the Board may at any time be summoned by the ~~C~~chairman or, if there is no ~~C~~chairman, by the chief executive officer, if he is a Director. The Secretary shall also summon a meeting of the Board on the requisition of any two or more of the Directors for the time being in office.

106.	Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent to him by post, facsimile or other electronic means at his last known address or any other address given by him to the Company for this purpose. A Director may waive notice of any meeting either prospectively or retroactively or at the meeting in question.

107. (a)	The quorum necessary for the transaction of business at any meeting of the Board shall be two Directors or a majority of the Directors then in office, whichever is the higher number, but in determining the majority of the Directors then in office for the purpose of ascertaining a quorum for the transaction of any particular business at a meeting there shall be disregarded any Director who is not permitted to vote on that business.

(b)	A Director shall not vote (or be counted in the quorum at a meeting) in respect of any resolution concerning his own appointment (including fixing or varying its terms), or the termination of his own appointment, as the holder of any office or place of profit with the Company or any other company in which the Company is interested but, where proposals are under consideration concerning the appointment (including fixing or varying its terms), or the termination of the appointment, of two or more Directors to offices or places of profit with the Company or any other company in which the Company is interested, those proposals may be divided and a separate resolution be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote (and be counted in the quorum) in respect of each resolution unless it concerns his own appointment or the termination of his own appointment.

(c)	Subject to article 107(~~c~~b), a Director who has in accordance with article 94(b) disclosed his interest in a contract or arrangement with the Company, or in which the Company is otherwise interested, may vote (and be counted in the quorum at any meeting) in respect of any resolution concerning such contract or arrangement.

(d)	If any question arises at any meeting as to the entitlement of any Director (including the chairman of the meeting) to vote and the question is not resolved by his voluntarily agreeing to abstain from voting, the question shall be referred to the decision of a vote of the other Directors present at the meeting (for which purpose the interested Director shall be counted in the quorum but shall not vote on the matter) and their ruling in relation to the Director concerned shall be final and conclusive except in a case where the nature or extent of the interest of the Director concerned, so far as known to him, has not been fairly disclosed.

(e)	The Company may by Ordinary Resolution suspend or relax the provisions of this article 107 to any extent or ratify any transaction not duly authorised by reason of a contravention of it.

108.	So long as at least eight Directors remain in office, the continuing Directors may act notwithstanding any vacancy in the Board, but, if less than eight Directors remain in office, the continuing Director or Directors may act only for the purposes of (a) calling a general meeting for such purposes as he or they think fit ~~and of~~; (b) nominating a person or persons to the members for appointment to the Board; or (c) in accordance with article 87(c), appointing any person as a Director to fill any vacancy in the Board.

109.

The chairman of the Board or, in his absence, any Director holding the office of ~~president~~chief executive officer shall preside as chairman at every meeting of the Board. If there is no such chairman or ~~president~~chief executive

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officer, or if at any meeting the chairman or the ~~president~~chief executive officer is not present within 5 minutes after the time appointed for holding the meeting or is not willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting.

110.	A resolution in writing signed or approved by all the Directors shall be as valid and effectual as a resolution passed at a meeting of the Board duly called and constituted. Such a resolution may be contained in one document or in several documents in like form each signed or approved by one or more of the Directors.

111.	A meeting of the Board may be held by such electronic means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting will be deemed to take place where the largest group of those participating in the meeting are physically present together or, if there is no such group, where the chairman of the meeting then is.

112.	All acts done in good faith by the Board or by any committee or by any person acting as a Director or member of a committee or any person authorised by the Board or any committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

OFFICERS

113. (a)	The Company shall have ~~either~~ a chairman and ~~a deputy chairman or a president and vice-president~~/or a chief executive officer, as the Board may from time to time determine, who shall be Directors and shall be elected by the Board. A person appointed to any such office shall vacate that office if he vacates his office as a Director (otherwise than by retirement at a general meeting of the Company at which he is re-appointed).

(b)	The Company may have such other officers in addition to the Directors and the Secretary, as the Board may from time to time determine. ~~Without limiting the foregoing, such other officers may include a chairman and deputy chairman (if a president and vice-president are appointed under article 113(a)) or a president and one or more vice-presidents (if a chairman and deputy chairman are appointed under article 113(a)), to the extent that such offices are not filled pursuant to article 113(a).~~ A person appointed to any such other office need not be a Director and the same person may hold more than one office.

(c)	Any person elected or appointed pursuant to this article 113 shall hold office for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by resolution of a majority of the Directors then in office. Any such revocation or variation shall be without prejudice to any claim for damages that such officer may have against the Company or the Company may have against such officer for any breach of any contract of service between him and the Company which may be involved in such revocation or variation. If any such office becomes vacant for any reason, the vacancy may be filled by the Board.

(d)	Except as provided in the Companies Acts or these articles, the powers and duties of any officer elected or appointed pursuant to this article 113 shall be such as are determined from time to time by the Board.

MINUTES

114. (a)	The Board shall cause minutes to be made and books kept for the purpose of recording all the proceedings at meetings of the Board and of any committee of the Board and at general meetings of the Company and of any class of Shareholders of the Company.

(b)	The minutes of general meetings of the Company and of any class of Shareholders of the Company (but not minutes of meetings of the Board or any committee of it) shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day.

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SECRETARY

115.	The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board.

116.	The duties of the Secretary shall be those prescribed by the Companies Acts, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Shareholders and the Board of the Company, and committees, and the authentication of records of the Company.

117.	A provision of the Companies Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

THE SEAL

118. (a)	The Seal shall consist of a circular metal device with the name of the Company around its outer margin and the details of its registration across its centre. The Company may also have for use in any territory outside Ireland one or more additional Seals, each of which shall be a duplicate of the Seal except, in the case of a Seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word “Securities”.

(b)	The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee of the Board. Subject to the Companies Acts and except as provided in article 21, any instrument to which a Seal is affixed may be signed by any person who has been authorised by the Board either generally or specifically to attest to the use of a Seal.

DIVIDENDS AND OTHER PAYMENTS

119. (a)	The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the ~~Directors~~Board.

(b)	The ~~Directors~~Board may from time to time declare and pay such interim dividends to the Shareholders as appear to the ~~Directors~~Board to be justified by the profits of the Company.

120.	Except insofar as the rights attaching to, or the terms of issue of, any shares otherwise provide:

(a)	all dividends shall be declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid, but no amount paid up on a share in advance of a call may be treated for the purpose of this article 120 as paid up on the share; and

(b)	dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.

121.	The Board may deduct from any dividend or other moneys payable to a Shareholder (either alone or jointly with another) by the Company on or in respect of any shares all sums of money (if any) due from him (either alone or jointly with another) to the Company on account of calls or otherwise in respect of shares of the Company.

122.	No dividend or other moneys payable by the Company on or in respect of any share shall bear interest against the Company, unless the terms of issue of that share otherwise expressly provide.

123. (a)	Any dividend or other sum payable in cash to the holder of a share may be paid by cheque, warrant or other means approved by the Board and, in the case of a cheque or warrant, may be sent through the post addressed to the holder at his address in the Register (or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the share at his registered address as appearing in the Register) or addressed to such person at such address as the holder or joint holders may in writing direct.

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(b)	Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of one or more of the holders and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.

(c)	In addition, any dividend or other sum payable to the holder of a share may be paid by a bank or other funds transfer system or by such other means as may be approved by the Board and to or through such person as the holder or joint holders may direct in writing, and the Company shall have no responsibility for any sums lost or delayed in the course of any such transfer or when it has acted on any such direction.

(d)	Any one of two or more joint holders may give an effectual receipt for any dividend or other moneys payable or property distributable in respect of the shares held by such joint holders.

124. (a)	If (i) a payment for a dividend or other sum payable in respect of a share sent by the Company to the person entitled to it in accordance with these articles is left uncashed or is returned to the Company and, after reasonable enquiries, the Company is unable to establish any new address or, with respect to a payment to be made by a funds transfer system, a new account, for that person or (ii) such a payment is left uncashed or returned to the Company on two consecutive occasions, the Company shall not be obliged to send any dividends or other sums payable in respect of that share to that person until he notifies the Company of an address or, where the payment is to be made by a funds transfer system, details of the account, to be used for the purpose.

(b)	Any dividend or other distribution in respect of a share which is unclaimed for a period of 6 years from the date on which it became payable shall be forfeited and shall revert to the Company. The payment by the Company of any unclaimed dividend or other distribution payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect of it.

125.	The Board may direct payment or satisfaction of any dividend or other distribution wholly or in part by the distribution of specific assets and, in particular, of fully or partly paid up shares or debentures of any other company; and, where any difficulty arises in regard to such dividend or distribution, the Board may settle it as it thinks expedient, and in particular may authorise any person to sell and transfer any fractions, or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets, and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution, and may vest any such specific assets in trustees as may seem expedient to the Board.

RESERVES

126.	The Board may, before declaring any dividend or other distribution, set aside out of the profits of the Company such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such manner as the Board lawfully determines. The Board may also without placing the same to reserves carry forward any sums which it may think it prudent not to distribute.

CAPITALISATION OF RESERVES

127. (a)

The Board may, at any time and from time to time, resolve that it is desirable to capitalise all or any part of any amount for the time being standing to the credit of any reserve ~~or fund which is~~, undenominated capital or profits available for distribution ~~or to the credit of any share premium account~~ and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled to it if distributed by way of dividend and in the same proportions, on the footing that the same is not paid in cash but is applied either in or towards paying up amounts for the time being unpaid on any shares in the Company held by such Shareholders respectively or in payment up in full of unissued shares, debentures or other obligations of the Company, to be allotted, distributed and credited as fully-paid amongst such Shareholders, or partly in one way and partly in the other; provided that, for

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the purpose of this article, ~~a share premium account~~reserves that are not available for distribution and undenominated capital may be applied only in paying up of unissued shares to be issued to such Shareholders credited as fully-paid and provided further ~~than any sum standing to the credit of a share premium account~~that undenominated capital may only be applied in crediting as fully-paid shares of the same class as that from which the relevant ~~share premium~~undenominated capital was derived.

(b)	Where any difficulty arises in regard to any distribution under this article 127, the Board may settle the same as it thinks expedient and, in particular, may make such provisions as it thinks fit in the case of securities becoming distributable in fractions (including provision for the whole or part of the benefit of fractional entitlements to accrue to the Company) and may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in lieu of any fractional entitlements, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect to it, and such appointment shall be effective and binding upon the Shareholders.

128. (a)	Whenever the Board decides to make a capitalisation issue of shares under article 127 it may, subject to the rights attached to any particular class of shares, also decide to offer any Shareholder the right to elect to forego his entitlement to receive additional shares under such capitalisation issue (or such part of his entitlement as the Board may determine) and to receive instead a payment in cash (a “cash option”) in accordance with the following provisions of this article 128.

(b)	The amount payable under and all other terms of the cash option shall be decided by the Board, which may fix a limit on the extent to which an election for the cash option shall be effective (whether by reference to a part of any Shareholder’s total entitlement to additional shares or to the total number of additional shares in respect of which all such elections may be made on any occasion).

(c)	The Board shall give notice to the Shareholders of their rights of election in respect of the cash option and shall specify the procedure to be followed in order to make an election.

(d)	Payments to those Shareholders who elect to receive cash instead of their entitlement to further shares under such a capitalisation issue (“cash electors”) may be made either (i) out of profits or reserves of the Company available for the payment of dividends or (ii) out of the net proceeds of sale of the shares to which the cash electors would have been entitled under such capitalisation issue but for their election to receive cash, or partly in one way and partly in the other, as the Board determines. To the extent that the Board determines that payment is to be made as in (ii) above, the Board shall be entitled to sell the additional shares to which the cash electors would have been entitled, to appoint some person to transfer those shares to the purchaser (who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale). The net proceeds of sale shall be applied in or towards payment of the amounts due to cash electors in respect of their cash entitlement and, to the extent that they exceed that entitlement, may be retained by the Company for its benefit.

(e)	The Board may decide that Shareholders resident in territories where, in the opinion of the Board, compliance with local laws or regulations would be unduly onerous if those Shareholders were to receive additional shares, shall be deemed to have exercised rights of election to receive cash.

(f)	The Board may determine that any sums due in respect of a cash option to all or some of those Shareholders whose registered addresses are in a particular territory shall be paid in a currency or currencies other than US dollars and; if it does the Board may fix or otherwise determine the basis of conversion into the other currency or currencies and payment of that converted amount in that currency shall be in full satisfaction of the entitlement to such sum.

129. (a)	The Board may, subject to the rights attached to any particular class of shares, offer any Shareholder the right to elect to receive further shares, credited as fully paid, instead of cash in respect of all (or some part) of any dividend (a “scrip dividend”) in accordance with the following provisions of this article 129.

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(b)	The basis of allotment of the further shares shall be decided by the Board so that, as nearly as may be considered convenient, the value of the further shares, including any fractional entitlement, is equal to the amount of the cash dividend which would otherwise have been paid. For these purposes the value of the further shares shall be calculated in such manner as may be determined by the Board, but the value shall not in any event be less than the nominal value of a share.

(c)	The Board shall give notice to the Shareholders of their rights of election in respect of the scrip dividend and shall specify the procedure to be followed in order to make an election.

(d)	The dividend or that part of it in respect of which an election for the scrip dividend is made shall not be paid and instead further shares shall be allotted in accordance with elections duly made and the Board shall capitalise a sum equal to not less than the aggregate nominal value of, nor more than the aggregate “value” (as determined under article 129(b)) of, the shares to be allotted, as the Board may determine out of such sums available for the purpose as the Board may consider appropriate.

(e)	The Board may decide that the right to elect for any scrip dividend shall not be made available to Shareholders resident in any territory where, in the opinion of the Board, compliance by the Company with local laws or regulations would be unduly onerous.

(f)	The Board may do all acts and things considered necessary or expedient to give effect to the provisions of a scrip dividend election and the issue of any shares in accordance with the provisions of this article 129, and may make such provisions as it thinks fit for the case of shares becoming distributable in fractions including provisions under which, in whole or in part, the benefit of fractional entitlements accrues to the Company rather than to the Shareholders concerned.

(g)	The Board may from time to time establish or vary a procedure for election mandates, under which a holder of shares may, in respect of any future dividends for which a right of election pursuant to this article 129 is offered, elect to receive further shares in lieu of such dividend on the terms of such mandate.

RECORD DATES

130. (a)	Notwithstanding any other provision of these articles, the Company by Ordinary Resolution or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of general meetings of the Company or of any class of Shareholders or other documents. Any such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice or other document is dispatched.

(b)	In relation to any general meeting of the Company or of any class of Shareholders or to any adjourned meeting of which notice is given, the Board may specify in the notice of meeting or adjourned meeting or in any document sent to Shareholders by or on behalf of the Board in relation to the meeting, a time and date (a “record date”) which is not more than 60 days before the date fixed for the meeting (the “meeting date”) and, notwithstanding any provisions in these articles to the contrary, in any such case:

(i)	each person entered in the Register at the record date as a Shareholder, or a Shareholder of the relevant class, (a “record date holder”) shall be entitled to attend and to vote at the relevant meeting and to exercise all of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in relation to that meeting in respect of the shares, or the shares of the relevant class, registered in his name at the record date; and

(ii)	accordingly, a holder of relevant shares at the meeting date shall not be entitled to attend or to vote at the relevant meeting, or to exercise any of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in respect of the relevant shares at that meeting.

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ACCOUNTING RECORDS

131.	The Directors shall cause ~~to be kept proper books of account, as required by the Companies Acts whether in the form of documents, electronic form or otherwise, that~~the Company to keep adequate accounting records, which are sufficient to:

(a)	correctly record and explain the transactions of the Company;

(b)	~~will~~enable, at any time ~~enable the~~, the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;

(c)	~~will~~ enable the Directors to ensure that any ~~balance sheet, profit and loss account or income and expenditure account~~financial statements of the Company ~~complies~~and any directors’ report, required to be prepared under the Companies Acts, comply with the requirements of the Companies Acts and, where applicable, Article 4 of the IAS Regulation; and

(d)	~~will~~ enable ~~the accounts~~those financial statements of the Company to be ~~readily and properly~~ audited.

Accounting records shall be kept on a continuous and consistent basis, in that entries therein shall be made in a timely manner and be consistent from year to year in accordance with the Companies Acts.

132.	The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit; provided that, if the records of account are kept at some place outside Ireland, there shall be kept at an office of the Company in Ireland such records as are required by the Companies Acts to be so kept.

The records of account shall at all times be open to inspection by the Directors. No Shareholder shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board or by Ordinary Resolution.

133.	The Board shall procure that financial statements of the Company are prepared and audited in respect of each year or other period from time to time fixed by the Board and that those financial statements, profit and loss accounts, balance sheets, group accounts and reports as are required by the Companies Acts are made available to Shareholders and laid before the Company in general meeting in accordance with the requirements of the Companies Acts.

134.	A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and statutory ~~A~~auditor’s report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one clear days before the date of the annual general meeting, to every person entitled under the provisions of the Companies Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

STATUTORY AUDITORS

135.	Statutory ~~A~~auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

UNTRACED SHAREHOLDERS

136.	The Company shall be entitled to sell at the best price reasonably obtainable at the time of sale the shares of a Shareholder or the shares to which a person is entitled by transmission if and provided that:

(a)	during a period of 6 years no dividend in respect of those shares has been claimed and at least 3 cash dividends have become payable on the shares in question;

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(b)	on or after expiry of that period of 6 years the Company has inserted an advertisement in a newspaper circulating in the area of the last-registered address at which service of notices upon the Shareholder or person entitled by transmission may be effected in accordance with these articles and in a national newspaper published in the relevant country, giving notice of its intention to sell such shares;

(c)	during that period of 6 years and the period of 3 months following the publication of such advertisement the Company has not received any communication from such Shareholder or person entitled by transmission; and

(d)	if so required by the roles of any securities exchange upon which the shares in question are listed for the time being, notice has been given to that exchange of the Company’s intention to make such sale.

The Company’s power of sale shall extend to any share which, on or before the date or first date on which any such advertisement appears, is issued in right of a share to which article 136(a) applies.

To give effect to any such sale the Board may authorise some person to transfer the shares to the purchaser who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of sale shall belong to the Company which shall be obliged to account to the former Shareholder or person entitled by transmission for an amount equal to such proceeds and shall enter the name of such former Shareholder or person entitled by transmission in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Board may from time to time think fit.

SERVICE OF NOTICES AND OTHER DOCUMENTS

137.	Any notice or other document (except for share certificates, which may only be delivered under paragraphs (a) to (c) of this article) may be sent to, served on or delivered to any Shareholder by the Company by any of the following means:

(a)	personally;

(b)	by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to the Shareholder at his address as appearing in the Register;

(c)	by sending it by courier to or leaving it at the Shareholder’s address appearing in the Register;

(d)	subject to each Shareholders’ individual consent to electronic communications being sent to them by the Company, by, where applicable, sending it by email or other electronic means, in each case to an address or number supplied by such Shareholder for the purposes of communication in such manner; or

(e)	by publication of an electronic record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found, and how the document may be accessed on the website) by any of the methods set out in paragraphs (a) to (d) of this article.

138.	Any notice or other document shall be deemed to have been served on or delivered to any Shareholder by the Company:

(a)	if sent by personal delivery, at the time of delivery;

(b)	if sent by post, 48 hours after it was put in the post;

(c)	if sent by courier, 24 hours after sending;

(d)	if sent by email or other electronic means, 12 hours after sending; or

(e)

if published as an electronic record on a website, at the time that the notification of such publication shall be deemed to have been delivered to such Shareholder, and in proving such service or delivery, it shall be

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sufficient to prove that the notice or document was properly addressed and stamped and put in the post, or, as the case may be, published on a website in accordance with and the provisions of these articles, or sent by courier, email or by other electronic means, as the case may be, in accordance with these articles. Each Shareholder and each person becoming a Shareholder subsequent to the adoption of these articles, by virtue of its holding or its acquisition and holding of a share, as applicable, shall be deemed to have acknowledged and agreed that any notice or other document (excluding a share certificate) may be provided by the Company by way of accessing them on a website instead of being provided by other means.

139.	Any requirement in these articles for the consent of a Shareholder in regard to the receipt of such Shareholder of electronic mail or other means of electronic communications approved by the Board, including the receipt of the Company’s audited accounts and the Directors’ and ~~Auditor’s~~statutory auditor’s reports thereon shall be deemed to have been satisfied where the Company has written to the Shareholder informing him of its intention to use electronic communication for such purposes and the Shareholder has not within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Shareholder has given, or is deemed to have given, his consent to the receipt of such Shareholder of electronic mail or other means of electronic communications approved by the Board, he may revoke such consent at any time by requesting the Company to communicate with him in documented form; provided however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

140.	If at any time, by reason of the suspension or curtailment of postal services within Ireland or any other territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a notice advertised in at least one national newspaper published in the territory concerned and such notice shall be deemed to have been duly served on each person entitled to receive it in that territory on the day, or on the first day, on which the advertisement appears. In any such case the Company shall send confirmatory copies of the notice by post if at least five clear days before the meeting the posting of notices to addresses throughout that territory again becomes practicable.

141.	In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.

142.	In the case of a person entitled by transmission to a share, any notice or other document shall be served on or delivered to him as if he were the holder of that share and his address noted in the Register were his registered address. In any other case, any notice or other document delivered, sent or given to a Shareholder in any manner permitted by these articles shall, notwithstanding that the Shareholder is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such Shareholder as sole or joint holder.

DESTRUCTION OF DOCUMENTS

143. (a)	The Board may authorise or arrange the destruction of documents held by the Company as follows:

(i)	at any time after the expiration of six years from the date of registration, all instruments of transfer of shares and all other documents transferring or purporting to transfer shares or representing or purporting to represent the right to be registered as the holder of shares on the faith of which entries have been made in the Register;

(ii)	at any time after the expiration of one year from the date of cancellation, all registered share certificates which have been cancelled;

(iii)	at any time after the expiration of two years from the date of recording them, all dividend mandates and notifications of change of address;

(iv)	at any time after the expiration of one year from the date of actual payment, all paid dividend warrants and cheques; and

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ANNEX D

(v)	at any time after the expiration of one year from the general meeting at which it last could be used, any form of proxy.

(b)	It shall conclusively be presumed in favour of the Company that:

(i)	every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made;

(ii)	every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered;

(iii)	every share certificate so destroyed was a valid certificate duly and properly cancelled;

(iv)	every other document mentioned in article 143(a) above so destroyed was a valid and effective document in accordance with the particulars of it recorded in the books and records of the Company; and

(v)	every paid dividend warrant and cheque so destroyed was duly paid.

(c)	The provisions of article 143(b) shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant.

(d)	Nothing in this article 143 shall be construed as imposing on the Company or the Board any liability in respect of the destruction of any document earlier than as stated in article 143(a) above or in any other circumstances in which liability would not attach to the Company or the Board in the absence of this article 143.

(e)	References in this article 143 to the destruction of any document include references to its disposal in any manner.

WINDING UP

144.	If the Company is wound up, the liquidator may, subject to any sanction required under applicable law:

(a)	divide among the Shareholders in cash or in kind the whole or any part of the assets of the Company (whether they consist of property of the same kind or not) and for such purposes set such value as he deems fair on any property to be so divided and determine how such division shall be carried out as between the Shareholders or different classes of Shareholders; and

(b)	vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator thinks fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

145.	If the Company shall be wound up and the assets available for distribution among the Shareholders as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Shareholders in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively.

146.	In case of a sale by the liquidator under Section ~~260~~601 of the ~~1963~~Companies Act, the liquidator may by the contract of sale agree so as to bind all the Shareholders for the allotment to the Shareholders directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Shareholders conferred by the said section.

147.	The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

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ANNEX D

INDEMNIFICATION

148. (a)	Subject always to article 148(c), 148(d) and 148(e), every Indemnified Person shall be indemnified out of the funds of the Company against all liabilities, losses, damages or expenses (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all legal and other costs and expenses properly payable) arising out of the actual or purported execution or discharge of his duties or the exercise or purported exercise of his powers or otherwise in relation to or in connection with his duties, powers or office (including but not limited to liabilities attaching him and losses arising by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company or any subsidiary or affiliate of the Company).

(b)	The Board shall have power to purchase and maintain insurances for the benefit of any persons who are or were at any time Indemnified Persons or employees of the Company, or any other company which is its holding company or of any other company which is a subsidiary or affiliate of the Company or such holding company or in which the Company or such holding company has any direct or indirect interest, including (without limitation) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported performance of their duties or powers or offices in relation to the Company or such other affiliate or company.

(c)	The provisions for indemnity contained in these articles shall have effect to the fullest extent permitted by law, but shall not extend to any matter which would render it void pursuant to the Companies Acts.

(d)	To the extent that any person is entitled to claim an indemnity pursuant to these articles in respect of an amount paid or discharged by him, the relevant indemnity shall take effect as an obligation of the Company to reimburse the person making such payment (including advance payments of fees or other costs) or effecting such discharge.

(e)	The rights to indemnification and reimbursement of expenses provided by these articles are in addition to any other rights to which a person may be entitled.

(f)	In this article 148, (i) the term “Indemnified Person” means a Director, Secretary or other person appointed pursuant to article 113, a member of a committee constituted under article 103, and any person acting as an office holder or committee member in the reasonable belief that he that he has been so appointed or elected notwithstanding any defect in such appointment or election, and (ii) where the context so admits, references to an Indemnified Person include the estate and personal representatives of a deceased Indemnified Person or any such other person, but does not include the office of statutory auditor of the Company.

ALTERATION OF ARTICLES

149.	Subject to clause 6 of the memorandum of association, the Company may by Special Resolution amend or alter these articles of association.

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ANNEX D

WE, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a Company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber
For and on behalf of Accenture Limited Canon’s Court, 22 Victoria Street Hamilton 113/112, Bermuda Corporate Body	Thirty nine thousand nine hundred and ninety four ordinary shares

Scott Kenneth Ahlstrom 161 N. Clark Street Chicago, IL 60601, USA Senior Executive	One Ordinary Share

Sammy Awad 1255 Treat Blvd., Suite 400 Walnut Creek, CA 94597, USA Senior Executive	One Ordinary Share

Richard David Buchband 161 N. Clark Street Chicago, IL 60601, USA Senior Executive	One Ordinary Share

Richard Paul Clark 800 Boylston Street, Suite 3200 Boston, MA 02199, USA Senior Executive	One Ordinary Share

Norman James Shachoy 800 Boylston Street, Suite 2300 Boston, MA 02199, USA Senior Executive	One Ordinary Share

Robert Jan Vlug 46A, Avenue J-P Kennedy 1855 Luxembourg. Senior Executive	One Ordinary Share

Dated the 4th day of June 2009

Witness to the above signatures

/s/ Jenny L. Lauth

2015 Proxy Statement	Accenture • D-41

ANNEX D

Part II – Companies Act Amendments to Memorandum of Association

Companies ~~Acts 1963 to 2009~~Act 2014

A PUBLIC COMPANY LIMITED BY SHARES

~~MEMORANDUM AND ARTICLES OF ASSOCIATION~~

CONSTITUTION

of

ACCENTURE PUBLIC LIMITED COMPANY

(as amended by Special Resolution dated ~~9 February 2012~~ ● 2016)

Incorporated the 10th day of June 2009

DUBLIN

~~Arthur Cox~~

~~Earlsfort Centre~~

~~Earlsfort Terrace~~

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ANNEX D

~~Dublin 2~~

~~CA95338.2~~

Cert. No.: 471706

Companies ~~Acts 1963 to 2009~~Act 2014

A PUBLIC COMPANY LIMITED BY SHARES

~~MEMORANDUM OF ASSOCIATION~~CONSTITUTION

of

ACCENTURE PUBLIC LIMITED COMPANY

MEMORANDUM OF ASSOCIATION

1.	The name of the Company is Accenture public limited company.

2.	The Company is to be a public limited company.

3.	The objects for which the Company is established are:

3.1	To carry on business as a holding company and to acquire and hold shares, stocks, debenture stock, bonds, mortgages, obligations and securities and interests of any kind issued or guaranteed by any company, corporation or undertaking of whatever nature and wherever constituted or carrying on business, whether in Ireland or elsewhere, and to vary, transpose, dispose of or otherwise deal with, from time to time as may be considered expedient, any of the Company’s investments for the time being.

3.2	To acquire any such shares and other securities as are mentioned in the preceding paragraph by subscription, syndicate participation, tender, purchase, exchange or otherwise and to subscribe for the same, either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incident to the ownership thereof.

3.3	To co-ordinate the administration, policies, management, supervision, control, research, planning, trading and any and all other activities of, and to act as financial advisers and consultants to, any company or companies now or hereafter incorporated or acquired which may be or may become a group company (which expression, in this and the next following paragraph, means a company, wherever incorporated, which is or becomes a holding company or a subsidiary of, or affiliated with, the Company within the meanings respectively assigned to those terms in the Companies ~~Act 1963~~Acts) or to any company or companies now or hereafter incorporated or acquired (which are not group companies) with which the Company may be or may become associated.

3.4	To provide financing and financial investment, management and advisory services to any group company, which shall include but not be limited to granting or providing credit and financial accommodation, lending and making advances with or without interest to any group company and lending to or depositing with any bank funds or other assets to provide security (by way of mortgage, charge, pledge, lien or otherwise) for loans or other forms of financing granted to such group company by such bank.

3.5	To lease, acquire by purchase or otherwise and hold, sell, dispose of and deal in real property and in personal property of all kinds wheresoever situated.

3.6	To enter into any guarantee, contract of indemnity or suretyship and to assure, support or secure with or without consideration or benefit the performance of any obligations of any person or persons and to guarantee the fidelity of individuals filling or about to fill situations of trust or confidence.

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3.7	To acquire or undertake the whole or any part of the business, property and liabilities of any person carrying on any business that the Company is authorized to carry on.

3.8	To apply for, register, purchase, lease, acquire, hold, use, control, licence, sell, assign or dispose of patents, patent rights, copyrights, trade marks, formulae, licences, inventions, processes, distinctive marks and similar rights.

3.9	To enter into partnership or into any arrangement for sharing of profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person carrying on or engaged in or about to carry on or engage in any business or transaction that the Company is authorized to carry on or engage in or any business or transaction capable of being conducted so as to benefit the Company.

3.10	To take or otherwise acquire and hold securities in any other body corporate having objects altogether or in part similar to those of the Company or carrying on any business capable of being conducted so as to benefit the Company.

3.11	To lend money to any employee or to any person having dealings with the Company or with whom the Company proposes to have dealings or to any other body corporate any of whose shares are held by the Company.

3.12	To apply for, secure or acquire by grant, legislative enactment, assignment, transfer, purchase or otherwise and to exercise, carry out and enjoy any charter, licence, power, authority, franchise, concession, right or privilege, that any government or authority or any body corporate or other public body may be empowered to grant, and to pay for, aid in and contribute toward carrying it into effect and to assume any liabilities or obligations incidental thereto and to enter into any arrangements with any governments or authorities, supreme, municipal, local or otherwise, that may seem conducive to the Company’s objects or any of them.

3.13	To perform any duty or duties imposed on the Company by or under any enactment and to exercise any power conferred on the Company by or under any enactment.

3.14	To incorporate or cause to be incorporated any one or more subsidiaries ~~of the Company~~ (within the meaning of ~~section 155~~the Companies Acts) of the ~~Companies Act 1963)~~Company for the purpose of carrying on any business.

3.15	To establish and support or aid in the establishment and support of associations, institutions, funds or trusts for the benefit of employees, directors and/or consultants or former employees, directors and/ or consultants of the Company or its predecessors or any of its subsidiary or associated companies, or the dependants or connections of such employees, directors and/or consultants or former employees, directors and/or consultants and grant gratuities, pensions and allowances, including the establishment of share option schemes, enabling employees, directors and/or consultants of the Company or other persons aforesaid to become shareholders in the Company, or otherwise to participate in the profits of the Company upon such terms and in such manner as the Company thinks fit, and to make payments towards insurance or for any object similar to those set forth in this paragraph.

3.16	To establish and contribute to any scheme for the purchase by trustees of shares in the Company to be held for the benefit of the Company’s employees or the employees of any of its subsidiary or associated companies and to lend or otherwise provide money to the trustees of such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

3.17	To grant bonuses to any person or persons who are or have been in the employment of the Company or any of its subsidiary or associated companies or any person or persons who are or have been directors of, or consultants to, the Company or any of its subsidiary or associated companies.

3.18	To establish any scheme or otherwise to provide for the purchase by or on behalf of customers of the Company of shares in the Company.

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ANNEX D

3.19	To subscribe or guarantee money for charitable, benevolent, educational or religious objects or for any exhibition or for any public, general or useful objects.

3.20	To promote any company for the purpose of acquiring or taking over any of the property and liabilities of the Company or for any other purpose that may benefit the Company.

3.21	To purchase, lease, take in exchange, hire or otherwise acquire any personal property and any rights or privileges that the Company considers necessary or convenient for the purposes of its business.

3.22	To construct, maintain, alter, renovate and demolish any buildings or works necessary or convenient for its objects.

3.23	To construct, improve, maintain, work, manage, carry out or control any roads, ways, tramways, branches or sidings, bridges, reservoirs, watercourses, wharves, factories, warehouses, electric works, shops, stores and other works and conveniences that may advance the interests of the Company and contribute to, subsidize or otherwise assist or take part in the construction, improvement, maintenance, working, management and carrying out of control thereof.

3.24	To raise and assist in raising money for, and aid by way of bonus, loan, promise, endorsement, guarantee or otherwise, any person and guarantee the performance or fulfilment of any contracts or obligations of any person, and in particular guarantee the payment of the principal of and interest on the debt obligations of any such person.

3.25	To borrow or raise or secure the payment of money (including money in a currency other than the currency of Ireland) in such manner as the Company shall think fit and in particular by the issue of debentures or any other securities, perpetual or otherwise, charged upon all or any of the Company’s property, both present and future, including its uncalled capital and to purchase, redeem or pay off any such securities.

3.26	To engage in currency exchange, interest rate and/or commodity or index linked transactions (whether in connection with or incidental to any other contract, undertaking or business entered into or carried on by the Company or whether as an independent object or activity) including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars, commodity or index linked swaps and any other foreign exchange, interest rate or commodity or index linked arrangements and such other instruments as are similar to or derive from any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other purpose and to enter into any contract for and to exercise and enforce all rights and powers conferred by or incidental, directly or indirectly, to such transactions or termination of any such transactions.

3.27	To remunerate any person or company for services rendered or to be rendered in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital or any debentures, debenture stock or other securities of the Company or in or about the formation or promotion of the Company or the conduct of its business.

3.28	To draw, make, accept, endorse, discount, execute and issue bills of exchange, promissory notes, bills of lading, warrants and other negotiable or transferable instruments.

3.29	To sell, lease, exchange or otherwise dispose of the undertaking of the Company or any part thereof as an entirety or substantially as an entirety for such consideration as the Company thinks fit.

3.30	To sell, improve, manage, develop, exchange, lease, dispose of, turn to account or otherwise deal with the property of the Company in the ordinary course of its business.

3.31	To adopt such means of making known the products of the Company as may seem expedient, and in particular by advertising, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes and rewards and making donations.

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ANNEX D

3.32	To cause the Company to be registered and recognized in any foreign jurisdiction, and designate persons therein according to the laws of that foreign jurisdiction or to represent the Company and to accept service for and on behalf of the Company of any process or suit.

3.33	To allot and issue fully-paid shares of the Company in payment or part payment of any property purchased or otherwise acquired by the Company or for any past services performed for the Company.

3.34	To distribute among the members of the Company in cash, kind, specie or otherwise as may be resolved, by way of dividend, bonus or in any other manner considered advisable, any property of the Company, but not so as to decrease the capital of the Company unless the distribution is made for the purpose of enabling the Company to be dissolved or the distribution, apart from this paragraph, would be otherwise lawful.

3.35	To promote freedom of contract, and to resist, insure against, counteract and discourage interference therewith, to join any lawful federation, union or association or do any other lawful act or thing with a view to preventing or resisting directly or indirectly any interruption of or interference with the Company’s or any other trade or business or providing or safeguarding against the same, or resisting strike, movement or organisation, which may be thought detrimental to the interests or opposing any of the Company or its employees and to subscribe to any association or fund for any such purposes.

3.36	To establish agencies and branches.

3.37	To take or hold mortgages, hypothecations, liens and charges to secure payment of the purchase price, or of any unpaid balance of the purchase price, of any part of the property of the Company of whatsoever kind sold by the Company, or for any money due to the Company from purchasers and others and to sell or otherwise dispose of any such mortgage, hypothec, lien or charge.

3.38	To pay all costs and expenses of or incidental to the incorporation and organization of the Company.

3.39	To invest and deal with the moneys of the Company not immediately required for the objects of the Company in such manner as may be determined.

3.40	To do any of the things authorized by this memorandum as principals, agents, contractors, trustees or otherwise, and either alone or in conjunction with others.

3.41	To do all such other things as are incidental or conductive to the attainment of the objects and the exercise of the powers of the Company.

4.	The liability of the members is limited.

5.	The share capital of the Company is €40,000 and US$517,500 divided into 40,000 Ordinary Shares of €1 each, 20,000,000,000 Class A Ordinary Shares of US$0.0000225 each, 1,000,000,000 Class X Ordinary Shares of US$0.0000225 each and 2,000,000,000 Undesignated Shares of US$0.0000225 each.

6.	Unless the board of directors of the Company has, by a resolution passed by a majority of the directors then in office and eligible to vote on that resolution, approved a revocation or amendment of this paragraph of the memorandum of association or articles 81, ~~82,~~ 83, 84, 85 and 87 of the articles of association of the Company, the revocation or amendment will not be effective unless approved by a resolution in favour of which members holding not less than 80 per cent of the issued shares of the Company carrying the right to vote at general meetings at the relevant time have voted.

7.	The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

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ANNEX D

~~WE, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a Company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.~~

~~Names, addresses and descriptions of subscribers~~	~~Number of shares taken by each subscriber~~
~~For and on behalf of Accenture Limited Canon’s Court, 22 Victoria Street Hamilton 113/112, Bermuda Corporate Body~~	~~Thirty nine thousand nine hundred and ninety four ordinary shares~~

~~Scott Kenneth Ahlstrom 161 N. Clark Street Chicago, IL 60601, USA Senior Executive~~	~~One Ordinary Share~~

~~Sammy Awad 1255 Treat Blvd., Suite 400 Walnut Creek, CA 94597, USA Senior Executive~~	~~One Ordinary Share~~

~~Richard David Buchband 161 N. Clark Street Chicago, IL 60601, USA Senior Executive~~	~~One Ordinary Share~~

~~Richard Paul Clark 800 Boylston Street, Suite 3200 Boston, MA 02199, USA Senior Executive~~	~~One Ordinary Share~~

~~Norman James Shachoy 800 Boylston Street, Suite 2300 Boston, MA 02199, USA Senior Executive~~	~~One Ordinary Share~~

~~Robert Jan Vlug 46A, Avenue J-P Kennedy 1855 Luxembourg. Senior Executive~~	~~One Ordinary Share~~

~~Dated the 4th day of June 2009~~

~~Witness to the above signatures~~

~~/s/ Jenny L. Lauth~~

2015 Proxy Statement	Accenture • D-47

ANNEX E

ANNEX E — OPTIONAL PROVISIONS FROM WHICH THE COMPANY PROPOSES TO OPT-OUT

Part I

Summary of Optional Provisions in the Companies Act 2014 From Which the Company Proposes to Opt-Out

Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company’s reason for opting-out of the section
43(2) and (3)	118	Sections 43(2) and (3) deal with the use of the common seal of a company. We propose to opt-out of these sections as an equivalent, but more detailed, provision for the use of the Company’s common seal is made in Article 118.
65(2) to 62(7)	Not applicable	Sections 65(2) to (7) deal with the power of a company to convert shares into stock and reconvert stock into shares. We propose to opt-out of these sections as they are not contemplated in the Company’s existing Articles of Association and the intention is to preserve the status quo.
66(4)	6(e)	Section 66(4) deals with the allotment of redeemable shares. We propose to opt-out of this section as such matter is already provided for in Article 6(e).
77 to 81	23 to 37	Sections 77 to 81 deal with the making of calls in respect of unpaid amounts due on shares issued by a company, liens on shares and forfeiture of shares. We propose to opt-out of these sections as such matters are already provided for in Articles 23 to 37.
94(8)	40	Section 94(8) deals with the instrument of transfer for shares and the regulation of such instruments under the Stock Transfer Act 1963. We propose to opt-out of this section as such matter is already provided for in Article 40.
95(1)	41(e)	Section 95(1) deals with restrictions on the transfer of shares. We propose to opt-out of this section as such matter is already provided for in Article 41(e).
96(2) to (11) and 97(3)	44 to 47	Sections 96(2) to (11) and 97(3) deal with transmission of shares in a company. We propose to opt-out of these sections as such matter is already provided for in Articles 44 to 47.
124 and 125	119 to 125	Sections 124 and 125 deal with the declaration and payment of dividends by a company. We propose to opt-out of these sections as such matters are already provided for in Articles 119 to 125.
126	127 and 128	Section 126 deals with the capitalisation of a company’s reserves for the purposes of making bonus issues of shares. We propose to opt-out of this section as such matter is already provided for in Articles 127 and 128.

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ANNEX E

Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company’s reason for opting-out of the section
144(3)	83 to 87	Section 144(3) deals with the appointment of directors. We propose to opt-out of this section as such matter is already provided for in Articles 83 to 87.
148(2)	88	Section 148(2) deals with how the office of a director may be vacated before the end of the appointed term. We propose to opt-out of this section as such matter is already provided for in Article 88.
157 to 165 (excluding 161(7) which is not applicable to the Company)	95 to 114	Sections 157 to 165 deal with a board’s power of management and delegation, the appointment of a managing director, the establishment of board committees, matters relating to board procedure and the appointment of alternate directors. We propose to opt-out of these sections as such matters are already provided for in Articles 95 to 114.
178(1) and (2)	Not applicable	Section 178(1) and (2) deal with the convening of extraordinary general meetings by shareholders. We propose to opt-out of these sections as such matter is not contemplated in the Company’s existing Articles of Association and the intention is to preserve the status quo.
180(5), 181(1) and 181(6)	52 and 53	Sections 180(5), 181(1) and 181(6) deal with how notices of general meetings are given and who is entitled to receive such notices. We propose to opt-out of these sections as such matter is already provided for in Articles 52 and 53.
182(2), (4) and (5)	56	Sections 182(2), (4) and (5) deal with the quorum requirements for a general meeting of a company. We propose to opt-out of these sections as such matters are already provided for in Article 56.
183(3)	74	We propose to opt-out of Section 183(3) as otherwise it would prohibit the appointment of multiple proxies which is expressly permitted by Article 74.
186(c)	54	Section 186(c) deals with one aspect of the business of the annual general meeting. We propose to opt-out of this section as the entire business of the annual general meeting is already provided for in Article 54.
187 and 188	55 to 73	Sections 187 and 188 deal with the conduct of general meetings and voting at such meetings. We propose to opt-out of these sections as such matters are already provided for in Articles 55 to 73.
218(1), (3), (4) and (5)	137 to 142	Sections 218(1), (3), (4) and (5) deal with the service of notice on members of a company. We propose to opt-out of these sections as such matter is already provided for in Articles 137 to 142.
229(1), 230 and 1113	92 to 94 and 107	Sections 229(1), 230 and 1113 deal with potential conflicting interests of directors. We propose to opt-out of these sections as such matters are provided for in Articles 92 to 94 and 107.

2015 Proxy Statement	Accenture • E-2

ANNEX E

Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company’s reason for opting-out of the section
338(5) and (6) and 339(7)	134 and 137(e)	Sections 338(5) and (6) and 339(7) deal with delivery of financial statements via the website of a company. We propose to opt-out of these sections as such matter is already provided for in Articles 134 and 137(e).
618(1)(b)	144	Section 618(1)(b) deals with the distribution of property on a winding up of a company. We propose to opt-out of this section as such matter is already provided for in Article 144.
620(8)	124(b)	Section 620(8) stipulates the timeframe for claiming dividends. We propose to opt-out of this section as such matter is already provided for in Article 124(b).
1090	83 and 87	Section 1090 deals with the rotation of directors. We propose to opt-out of this section as such matter is provided for in Article 83 and 87.
1092	90	Section 1092 deals with the remuneration of directors. We propose to opt-out of this section as this matter is already provided for in Articles 90 and 91.
1093 and 193(1)	55(b)	Section 1093 deals with written resolutions of members. We propose to opt-out of this section as this matter is already provided for in Article 55(b).

2015 Proxy Statement	Accenture • E-3

ANNEX E

Part II

Summary of Optional Provisions in the Companies Act 2014 From Which the Company Does Not Propose to Opt-Out

Sections of the Companies Act 2014 from which the Company does not propose to opt-out	Reason the Company does not propose to opt-out of the section
83 and 84	Sections 83 and 84 are being retained as they contain the powers necessary for a company to implement capital reductions and capital variations under the Companies Act 2014.

Part III

Summary of other amendments being made relating to the passing of the Companies Act 2014 or for administrative or housekeeping reasons

Amendment	Reason for amendment
All references to the old Irish company law statutes, which were repealed when the Companies Act 2014 became effective on June 1, 2015 are replaced by references to the Companies Act 2014	To ensure that our Memorandum and Articles of Association are consistent with the statutory references in the Companies Act 2014.
Insert references to undenominated capital	In various places in our Articles of Association, the express “undenominated capital” is being inserted as this expression is now used in the Companies Act 2014 to refer to that part of a company’s issued share capital which is not represented by the nominal (or par) value paid up on a company’s issued shares.
Deletion of Articles 6(g) and (h)	Articles 6(g) and (h) are being deleted as they concern the authority of our Board to allot shares and the dis-application of statutory pre-emption rights as the renewal of those authorities is now sought on a regular basis outside of our Articles of Association at our annual general meetings.
Amendment to Article 54	Article 54 is being updated in order to ensure that it is consistent with section 186 of the Companies Act 2014 (which codifies and updates the common law position as to what constitutes the ordinary business of an annual general meeting) while still reflecting what the Company usually regards as ordinary business.
Amendment to Article 56(a)	Article 56(a) is being amended to remove unnecessary text with respect to the absence of a quorum not precluding the election of a chairman at a general meeting.
Amendment to Article 78	Article 78 is being amended by the deletion of the time limit within which a proxy may be revoked as this is now governed by section 183(10) of the Companies Act 2014, which specifies that such revocation will be valid if received at a company’s registered office at any time before the commencement of the meeting or adjourned meeting at which the proxy is used.

2015 Proxy Statement	Accenture • E-4

ANNEX E

Amendment	Reason for amendment
Amendment to Article 89	The word “extended” is being removed in Article 89 as “extended” notice is not a term used in the Companies Act 2014 in relation to the removal of directors (it was a term used in the statute replaced by the Companies Act 2014).
New Article 92(b)	Section 228(1)(d) of the Companies Act 2014 codifies the common law restriction on the use of company property by directors save to the extent permitted by a company’s constitution. A new Article 92(b) is being adopted so that our directors may continue to use Company property pursuant to or in connection with the exercise of performance of their duties, functions and powers as directors or employees; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorized by our Board from time to time.
New Article 92(c)	Sections 228(1)(e) and 228(2) of the Companies Act 2014 codify the common law rules on directors fettering their independent judgement and the new Article 92(c) makes it clear that section 228(1)(e) will not restrict anything which may be done by our directors in accordance with the prior authorization of our Board.
Removing references to our deputy chairman, president and vice president	We have removed all references to the roles or offices or our chairman, deputy chairman, president or vice president from our Articles and included the role or office of “chief executive officer” to reflect our actual organizational structure.
Amendment to Article 127(a)	Article 127(a) is being amended to ensure that it is consistent with the categories of capital reserves recognized by the Companies Act 2014 as being available to pay up unissued shares for distribution to shareholders as bonus shares.
Amendment to Article 131	Article 131 is being amended in order to take account of the new requirements regarding the maintenance of accounting records set out in the Companies Act 2014.
Amendments to Articles 92, 93, 94, 134, 135, 139 and 148	Articles 92, 93, 94, 134, 135, 139 and 148 have been updated to refer to our “statutory auditor” to ensure consistency with the terminology of the Companies Act 2014.
Amendment to Article 148	Article 148 is being amended to ensure that the Company has the ability to provide indemnification coverage for any Indemnified Person (as defined in Article 148(f)) or take out D&O insurance coverage for any Indemnified Person or employee of any affiliate of the Company.

2015 Proxy Statement	Accenture • E-5

ANNEX E

Amendment	Reason for amendment
Moving the subscription clause from the end of our memorandum of association to the end of our articles of association	As provided for in Schedule 9 of the Companies Act 2014, the subscription clause has been moved from the end of our memorandum of association to the end of our articles of association.

2015 Proxy Statement	Accenture • E-6

ANNEX F

ANNEX F — PLURALITY VOTING IN CONTESTED ELECTIONS AND BOARD SIZE AMENDMENTS TO ARTICLES

Note: the amendments set out in this Annex F are reflected as a comparison to the Articles of Association of the Company as of the date of this proxy statement. Additional amendments will be made to the provisions of the Articles of Association included in this Annex F if shareholders approve Proposal 7.

Part I — Plurality Voting in Contested Election Amendments

60. (a)	Subject to the Companies Acts and these articles, a resolution may only be put to a vote at a general meeting of the Company or of any class of Shareholders if:

(i)	it is proposed by or at the direction of the Board; or

(ii)	it is proposed at the direction of the Court; or

(iii)	it is proposed on the requisition in writing of such number of Shareholders as is prescribed by, and is made in accordance with section 132 of the 1963 Act; or

(iv)	the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

(b)	No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

(c)	If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

63.	Except where a greater majority is required by the Companies Acts or these articles or, where a plurality is required as set forth in article 87(a), any question proposed for consideration at any general meeting of the Company or of any class of Shareholders shall be decided by an Ordinary Resolution and all resolutions put to the Shareholders will be decided on a poll.

87.	Subject to article 83(e), the Directors shall be individuals appointed as follows:

(a)	~~t~~The Company ~~by Ordinary Resolution~~ at the annual general meeting in each year or by the Company at any extraordinary general meeting called for the purpose may appoint any eligible person as a Director~~;~~. Each Director shall be elected by an Ordinary Resolution at such meeting, provided that if, as of, or at any time prior to, 120 days before the first anniversary of the date of the Company’s definitive proxy statement released to Shareholders in connection with the prior year’s annual general meeting, the number of Director nominees exceeds the number of Directors to be elected (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors.

For the purposes of this article 87(a), “elected by a plurality” means the election of those director nominees, equalling in number to the number of positions to be filled at the relevant general meeting, that received the highest number of votes.

(b)	~~t~~The Board may, subject to article 85, by a resolution passed with the approval of a majority of the Directors then in office, appoint any persons as additional Directors (but so as not to exceed the maximum number of Directors permitted by these articles) and a Director so appointed shall (unless he is removed from office or his office is vacated in accordance with these articles) hold office until he is required to retire under the following provisions of this article 87~~;~~.

2015 Proxy Statement	Accenture • F-1

ANNEX F

(c)	~~s~~So long as there remains in office a sufficient number of Directors to constitute a quorum of the Board in accordance with article 113(a), the Board may, by a resolution passed with the approval of a majority of the Directors then in office, appoint any person as a Director to fill any vacancy occurring in the Board and a Director so appointed shall (unless he is removed from office or his office is vacated in accordance with these articles) hold office until he is required to retire under the following provisions of this article 87.

(d)	~~s~~Subject to article 82(c), the resolution appointing any Director must designate the Director as a Class I, Class II or Class III Director, provided always that this provision shall cease to apply in respect to class I, class II and class III with effect from the relevant dates specified in article 83(f).

(e)	~~a~~A Director appointed by the Board under articles 87(b) or 87(c) will hold office only until the next following annual general meeting. If not re-appointed at that annual general meeting, the Director will vacate office at the end of that meeting. If re-appointed at that annual general meeting, the Director will subsequently hold office until required to retire by rotation under articles 83(a), 83(b), 83(c), as relevant.

(f)	Directors are not entitled to appoint alternate directors.

Part II—Board Size Amendments

85.	The number of Directors from time to time shall be not less than 8 nor more than 15, with the exact number of Directors determined from time to time solely by the Board by a resolution passed in accordance with these articles.

86.	~~The Company may from time to time by Ordinary Resolution increase or reduce the minimum or maximum number of Directors.~~[RESERVED]

2015 Proxy Statement	Accenture • F-2

Copyright© 2015 Accenture. All rights reserved.

Accenture, its logo, and “High performance. Delivered.” are trademarks of Accenture

SCAN TO
VIEW MATERIALS & VOTE

C/O CORPORATE SECRETARY 161 N. CLARK STREET CHICAGO, ILLINOIS 60601	3 WAYS TO VOTE 24 HOURS A DAY, 7 DAYS A WEEK

VOTE BY TELEPHONE - 1-800-690-6903 (TOLL FREE)

Use any touch-tone telephone to transmit your voting instructions up until 11:59 pm EST on February 2, 2016.* Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above with your mobile device

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 pm EST on February 3, 2016.* Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Accenture plc, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, so that it is received by 8:00 am EST on February 3, 2016.*

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to help reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

*If you are an Accenture employee or former employee submitting voting instructions for shares received through our employee plans and held by Morgan Stanley Smith Barney LLC or UBS Financial Services, Inc., your vote by telephone, by Internet or by mail must be received by 8:00 am EST on February 1, 2016.

SHAREHOLDER MEETING REGISTRATION:

To register to attend the meeting, go to the “shareholder meeting registration” link at www.proxyvote.com. Please refer to the proxy statement for additional information regarding admission procedures.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M97732-P70696	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Accenture plc (“Accenture”)
The Board of Directors recommends that you vote “FOR” each of the director nominees in Proposal No. 1 and “FOR” Proposals No. 2, 3, 4, 5, 6, 7A, 7B, 8A, 8B, 9, 10, 11 and 12:
			For	Against	Abstain			For	Against	Abstain
1.	Re-appointment of the following nominees to the Board of Directors:					5.

To ratify, in a non-binding vote, the appointment of KPMG LLP (KPMG) as the independent auditors of Accenture and to authorize, in a binding vote, the Audit Committee of the Board of Directors to determine KPMG's remuneration.

								☐	☐	☐

	Nominees:					6.	To amend the Company's Articles of Association to implement "proxy access."	☐	☐	☐
	1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j 1k. 1l.	Jaime Ardila Dina Dublon Charles H. Giancarlo William L. Kimsey Marjorie Magner Blythe J. McGarvie Pierre Nanterme Gilles C. Pélisson Paula A. Price Arun Sarin Wulf von Schimmelmann Frank K. Tang	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	7A.	To amend the Company's Articles of Association to enhance the advance notice provisions and make certain administrative amendments.	☐	☐	☐
						7B.	To amend the Company's Memorandum of Association to make certain administrative amendments.	☐	☐	☐
						8A.	To amend the Company's Articles of Association to provide for plurality voting in the event of a contested election.	☐	☐	☐
						8B.	To amend the Company's Articles of Association to grant the Board sole authority to determine its size.	☐	☐	☐
						9.	To grant the Board of Directors the authority to issue shares under Irish law.	☐	☐	☐
						10.	To grant the Board of Directors the authority to opt-out of statutory pre-emption rights under Irish law.	☐	☐	☐
						11.	To authorize Accenture and its subsidiaries to make open-market purchases of Accenture Class A ordinary shares under Irish law.	☐	☐	☐
						12.	To determine the price range at which Accenture can re-allot shares that it acquires as treasury shares under Irish law.	☐	☐	☐
	2.	To approve, in a non-binding vote, the compensation of our named executive officers.	☐	☐	☐
3.

To approve an amendment to the Amended and Restated Accenture plc 2010 Share Incentive Plan to increase the number of shares available for issuance, establish limits on annual compensation granted to our non-employee directors and make other amendments.

			☐	☐	☐
	4.	To approve an amendment to the Accenture plc 2010 Employee Share Purchase Plan to increase the number of shares available for issuance and make other amendments.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer and indicate name and title of the authorized officer.

		Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice for Accenture plc Shareholders

2016 Annual General Meeting of Shareholders

Wednesday, February 3, 2016

12:00 pm local time

Accenture New York Office

1345 Avenue of the Americas, 6th Floor

New York, New York 10105, USA

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on February 3, 2016:

The 2015 Proxy Statement, Notice of Annual Meeting and Annual Report for the fiscal year ended

August 31, 2015 (the “Proxy Materials”) and our Irish financial statements are available at www.proxyvote.com.

M97733-P70696

Proxy Solicited on behalf of the Board of Directors of Accenture plc for the 2016 Annual General Meeting of Shareholders on Wednesday, February 3, 2016 (the “Annual Meeting”)

The undersigned hereby appoints Pierre Nanterme, David P. Rowland and Joel Unruch as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all Class A ordinary shares and Class X ordinary shares of Accenture held of record by the undersigned on December 7, 2015, at the Annual Meeting, and at any adjournment or postponement thereof, and further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual Meeting (including any motion to amend the resolutions proposed at the meeting and any motions to adjourn the meeting) and at any adjournment or postponement thereof. If you wish to appoint as a proxy any person other than those specified on this proxy card, then you must contact our Corporate Secretary, c/o Accenture, 161 N. Clark Street, Chicago, Illinois 60601, USA and request the necessary forms and instructions.

For Accenture employees and former employees that own shares through the employee plans managed by Morgan Stanley Smith Barney LLC (“MSSB”) or UBS Financial Services, Inc. (“UBS”): This proxy card includes shares received through the plans described above and held on December 7, 2015 by MSSB and UBS, as applicable. This card provides instructions to UBS and MSSB for voting plan shares. If voting instructions are not received on time by MSSB, MSSB will not vote the shares for any proposal. If voting instructions are not received on time by UBS, UBS will not vote the shares on non-routine proposals (Proposals No. 1, 2, 3, 4, 6, 7A, 7B, 8A, 8B and 10). UBS will, however, vote the shares on routine proposals (Proposals No. 5, 9, 11 and 12) in the same proportion as the plan shares with respect to which voting instructions for routine proposals were received by UBS on a timely basis.

This card, when properly executed and delivered, will be voted in the manner directed on the reverse side. You may also instruct your proxy not to vote on a resolution or to withhold authority to vote for any nominee by inserting an “X” in the Abstain Box. If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the meeting.

Continued and to be signed on reverse side